UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

Item 1. Reports to Stockholders

Fidelity Advisor
Focus Funds®
Class A, Class T, Class B and Class C

Biotechnology

Communications Equipment

Consumer Discretionary

Electronics

Energy

Financial Services

Health Care

Industrials

Technology

Utilities

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Communications Equipment	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Discretionary	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Managements' Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Energy	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Industrials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Utilities	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	9.28%	5.87%	-3.05%
Class T (incl. 3.50% sales charge)	11.59%	6.10%	-3.00%
Class B (incl. contingent deferred sales charge) B	9.96%	6.01%	-2.99%
Class C (incl. contingent deferred sales charge) C	13.96%	6.33%	-3.04%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Biotechnology

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 15.95%, 15.64%, 14.96% and 14.96%, respectively (excluding sales charges), trailing the 25.57% result of the MSCI® US Investable Market Biotechnology Index but handily topping the S&P 500. Versus the MSCI index, positions in a number of out-of-index biotechnology and pharmaceutical holdings in the small- and mid-cap segments hurt the fund's relative performance. In particular, the share price of Vanda Pharmaceuticals - which I sold during the period - lost most of its value during the period, as the company received word near the end of July 2008 that Iloperidone, its antipsychotic medication under review for treating schizophrenia, was not approved for that purpose by the Food and Drug Administration (FDA). Also holding back our results was BioMarin Pharmaceutical. Meanwhile, Akorn was sidetracked by delays in FDA approval of a generic form of Vancocin, an antibiotic. Among larger-caps, significantly underweighting one strong-
performing major index component, Gilead Sciences, held back our results, and Wyeth turned in a disappointing performance. Conversely, the fund's holdings in major index component Celgene provided the biggest boost. I was able to purchase the bulk of the position after the stock fell sharply in December 2007, after which it advanced nicely. Alexion Pharmaceuticals also bolstered our results, as did Auxilium Pharmaceuticals and OSI Pharmaceuticals. Auxilium, Vanda, Wyeth and Akorn were out-of-index holdings.

During the year, the fund's Institutional Class shares returned 16.35%, trailing the 25.57% result of the MSCI® US Investable Market Biotechnology Index but handily topping the S&P 500. Versus the MSCI index, positions in a number of out-of-index biotechnology and pharmaceutical holdings in the small- and mid-cap segments hurt the fund's relative performance. In particular, the share price of Vanda Pharmaceuticals - which I sold during the period - lost most of its value during the period, as the company received word near the end of July 2008 that Iloperidone, its antipsychotic medication under review for treating schizophrenia, was not approved for that purpose by the Food and Drug Administration (FDA). Also holding back our results was BioMarin Pharmaceutical. Meanwhile, Akorn was sidetracked by delays in FDA approval of a generic form of Vancocin, an antibiotic. Among larger-caps, significantly underweighting one strong-performing major index component, Gilead Sciences, held back our results, and Wyeth turned in a disappointing performance. Conversely, the fund's holdings in major index component Celgene provided the biggest boost. I was able to purchase the bulk of the position after the stock fell sharply in December 2007, after which it advanced nicely. Alexion Pharmaceuticals also bolstered our results, as did Auxilium Pharmaceuticals and OSI Pharmaceuticals. Auxilium, Vanda, Wyeth and Akorn were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 1,135.20	$ 7.11
HypotheticalA	$ 1,000.00	$ 1,018.20	$ 6.72
Class T
Actual	$ 1,000.00	$ 1,133.30	$ 8.75
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 1,131.00	$ 11.07
HypotheticalA	$ 1,000.00	$ 1,014.47	$ 10.47
Class C
Actual	$ 1,000.00	$ 1,129.20	$ 11.01
HypotheticalA	$ 1,000.00	$ 1,014.52	$ 10.42
Institutional Class
Actual	$ 1,000.00	$ 1,136.40	$ 5.47
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.34%
Class T	1.65%
Class B	2.09%
Class C	2.08%
Institutional Class	1.03%

Annual Report

Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	19.6	0.4
Genentech, Inc.	10.3	10.9
Gilead Sciences, Inc.	8.4	8.9
Alexion Pharmaceuticals, Inc.	5.1	4.0
Biogen Idec, Inc.	4.4	7.2
Cephalon, Inc.	3.8	4.6
Acorda Therapeutics, Inc.	3.3	0.2
Auxilium Pharmaceuticals, Inc.	3.0	3.2
Celgene Corp.	2.7	6.9
United Therapeutics Corp.	2.7	3.4
	63.3
Top Industries (% of fund's net assets)
As of July 31, 2008
Biotechnology	81.7%
Pharmaceuticals	13.7%
Health Care Equipment & Supplies	1.4%
Life Sciences Tools & Services	0.7%
All Others*	2.5%

As of January 31, 2008
Biotechnology	80.8%
Pharmaceuticals	14.2%
Health Care Equipment & Supplies	1.8%
Life Sciences Tools & Services	2.8%
Health Care Providers & Services	0.2%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
BIOTECHNOLOGY - 81.7%
Biotechnology - 81.7%
Acadia Pharmaceuticals, Inc. (a)	28,874	$ 86,045
Acorda Therapeutics, Inc. (a)	58,304	1,912,954
Affymax, Inc. (a)	7,300	144,321
Alexion Pharmaceuticals, Inc. (a)	32,233	3,021,844
Alkermes, Inc. (a)	13,100	206,325
Alnylam Pharmaceuticals, Inc. (a)	7,000	243,460
Amgen, Inc. (a)	183,920	11,518,905
Amylin Pharmaceuticals, Inc. (a)	23,584	744,075
Antigenics, Inc. (a)	452,000	890,440
Antigenics, Inc.:
warrants 1/9/10 (a)(e)	452,000	83,478
warrants 1/9/18 (a)(e)	452,000	533,805
Arena Pharmaceuticals, Inc. (a)	7,600	51,528
Biogen Idec, Inc. (a)	36,802	2,567,308
BioMarin Pharmaceutical, Inc. (a)	43,189	1,405,802
Celera Corp. (a)	11,700	159,705
Celgene Corp. (a)	21,238	1,603,257
Cephalon, Inc. (a)	30,699	2,245,939
Cepheid, Inc. (a)	7,500	128,400
Cougar Biotechnology, Inc. (a)	12,700	427,355
Cubist Pharmaceuticals, Inc. (a)	8,215	186,152
CV Therapeutics, Inc. (a)	9,400	88,078
Dendreon Corp. (a)(d)	10,800	63,936
Enzon Pharmaceuticals, Inc. (a)	5,400	44,172
Genentech, Inc. (a)	63,511	6,049,423
Genzyme Corp. (a)	9,438	723,423
Gilead Sciences, Inc. (a)	91,498	4,939,062
GTx, Inc. (a)	2,670	49,769
Halozyme Therapeutics, Inc. (a)	5,010	40,130
Human Genome Sciences, Inc. (a)	17,377	115,210
ImClone Systems, Inc. (a)	10,800	690,444
Incyte Corp. (a)	14,895	137,928
Isis Pharmaceuticals, Inc. (a)	17,700	303,201
Ligand Pharmaceuticals, Inc. Class B (a)	26,500	88,245
Martek Biosciences (a)	3,500	131,635
Momenta Pharmaceuticals, Inc. (a)	4,000	66,320
Myriad Genetics, Inc. (a)	7,505	499,083
Omrix Biopharmaceuticals, Inc. (a)	1,900	35,340
ONYX Pharmaceuticals, Inc. (a)	18,094	732,807
OREXIGEN Therapeutics, Inc. (a)	9,226	80,728
OSI Pharmaceuticals, Inc. (a)	10,100	531,563
PDL BioPharma, Inc.	27,700	309,409
Poniard Pharmaceuticals, Inc. (a)	7,700	29,645
Progenics Pharmaceuticals, Inc. (a)	4,500	74,250
Regeneron Pharmaceuticals, Inc. (a)	8,891	194,624
Rigel Pharmaceuticals, Inc. (a)	7,635	194,234
Sangamo Biosciences, Inc. (a)	7,098	77,723
Savient Pharmaceuticals, Inc. (a)	10,505	279,223
Theratechnologies, Inc. (a)	5,700	29,673
Theravance, Inc. (a)	7,765	124,085

	Shares	Value
United Therapeutics Corp. (a)	13,839	$ 1,569,204
Vertex Pharmaceuticals, Inc. (a)	45,304	1,562,988
Zymogenetics, Inc. (a)	11,295	97,137
		48,113,790
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Health Care Equipment - 1.4%
Alsius Corp. (a)	14,200	32,376
Clinical Data, Inc. (a)	4,547	77,754
Quidel Corp. (a)	34,400	696,944
		807,074
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Life Sciences Tools & Services - 0.7%
AMAG Pharmaceuticals, Inc. (a)	3,415	140,015
Exelixis, Inc. (a)	34,300	240,100
Medivation, Inc. (a)	1,359	27,180
		407,295
PHARMACEUTICALS - 13.7%
Pharmaceuticals - 13.7%
Akorn, Inc. (a)	106,079	544,185
Auxilium Pharmaceuticals, Inc. (a)	47,658	1,768,112
Biodel, Inc. (a)	57,233	963,231
Catalyst Pharmaceutical Partners, Inc. (a)	21,241	69,033
Elan Corp. PLC sponsored ADR (a)	72,250	1,448,613
Jazz Pharmaceuticals, Inc. (a)	335	2,258
Sepracor, Inc. (a)	17,210	300,831
Wyeth	36,900	1,495,188
XenoPort, Inc. (a)	31,735	1,454,098
		8,045,549
TOTAL COMMON STOCKS (Cost $46,219,476)		57,373,708
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 2.35% (b)	746,664	746,664
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	52,200	52,200
TOTAL MONEY MARKET FUNDS (Cost $798,864)		798,864
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $47,018,340)		58,172,572
NET OTHER ASSETS - 1.2%		684,099
NET ASSETS - 100%		$ 58,856,671
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $617,283 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/10	1/9/08	$ 3
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 563,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,289
Fidelity Securities Lending Cash Central Fund	8,739
Total	$ 20,028
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $4,310,179 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $51,504) - See accompanying schedule: Unaffiliated issuers (cost $46,219,476)	$ 57,373,708
Fidelity Central Funds (cost $798,864)	798,864
Total Investments (cost $47,018,340)		$ 58,172,572
Cash		1
Receivable for investments sold		1,758,028
Receivable for fund shares sold		693,925
Distributions receivable from Fidelity Central Funds		1,476
Prepaid expenses		65
Total assets		60,626,067

Liabilities
Payable for investments purchased	$ 1,512,567
Payable for fund shares redeemed	101,479
Accrued management fee	25,888
Distribution fees payable	27,372
Other affiliated payables	13,849
Other payables and accrued expenses	36,041
Collateral on securities loaned, at value	52,200
Total liabilities		1,769,396

Net Assets		$ 58,856,671
Net Assets consist of:
Paid in capital		$ 52,735,618
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,033,179)
Net unrealized appreciation (depreciation) on investments		11,154,232
Net Assets		$ 58,856,671

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,249,412 ÷ 2,336,366 shares)	$ 7.81

Maximum offering price per share (100/94.25 of $7.81)	$ 8.29
Class T: Net Asset Value and redemption price per share ($15,122,889 ÷ 1,977,167 shares)	$ 7.65

Maximum offering price per share (100/96.50 of $7.65)	$ 7.93
Class B: Net Asset Value and offering price per share ($11,044,373 ÷ 1,504,428 shares)A	$ 7.34

Class C: Net Asset Value and offering price per share ($13,323,006 ÷ 1,814,396 shares)A	$ 7.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,116,991 ÷ 139,694 shares)	$ 8.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Special dividends		42,843
Interest		1,016
Income from Fidelity Central Funds (including $8,739 from security lending)		20,028
Total income		63,887

Expenses
Management fee	$ 287,392
Transfer agent fees	164,004
Distribution fees	334,626
Accounting and security lending fees	21,818
Custodian fees and expenses	10,146
Independent trustees' compensation	216
Registration fees	47,193
Audit	42,785
Legal	260
Miscellaneous	13,578
Total expenses before reductions	922,018
Expense reductions	(5,153)	916,865
Net investment income (loss)		(852,978)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,922,156)
Foreign currency transactions	300
Total net realized gain (loss)		(1,921,856)
Change in net unrealized appreciation (depreciation) on investment securities		10,243,107
Net gain (loss)		8,321,251
Net increase (decrease) in net assets resulting from operations		$ 7,468,273

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (852,978)	$ (966,220)
Net realized gain (loss)	(1,921,856)	8,930,811
Change in net unrealized appreciation (depreciation)	10,243,107	(4,482,074)
Net increase (decrease) in net assets resulting from operations	7,468,273	3,482,517
Distributions to shareholders from net realized gain	(3,898,928)	-
Share transactions - net increase (decrease)	3,736,181	(8,274,098)
Redemption fees	1,940	1,128
Total increase (decrease) in net assets	7,307,466	(4,790,453)

Net Assets
Beginning of period	51,549,205	56,339,658
End of period	$ 58,856,671	$ 51,549,205

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 6.81	$ 6.80	$ 6.00	$ 5.94
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.09)	(.09)	(.08) G	(.09)
Net realized and unrealized gain (loss)	1.20	.51	.10	.88	.15
Total from investment operations	1.11	.42	.01	.80	.06
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 7.81	$ 7.23	$ 6.81	$ 6.80	$ 6.00
Total Return A,B	15.95%	6.17%	.15%	13.33%	1.01%
Ratios to Average Net Assets D,H
Expenses before reductions	1.37%	1.42%	1.48%	1.56%	1.68%
Expenses net of fee waivers, if any	1.37%	1.40%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.37%	1.40%	1.37%	1.43%	1.48%
Net investment income (loss)	(1.24)% F	(1.25)%	(1.29)%	(1.36)% G	(1.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,249	$ 13,081	$ 12,539	$ 11,022	$ 10,197
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 7.11	$ 6.71	$ 6.72	$ 5.95	$ 5.90
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.11)	(.11)	(.10) G	(.10)
Net realized and unrealized gain (loss)	1.18	.51	.10	.87	.15
Total from investment operations	1.07	.40	(.01)	.77	.05
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 7.65	$ 7.11	$ 6.71	$ 6.72	$ 5.95
Total Return A,B	15.64%	5.96%	(.15)%	12.94%	.85%
Ratios to Average Net Assets D,H
Expenses before reductions	1.69%	1.75%	1.79%	1.93%	2.10%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.70%	1.75%
Expenses net of all reductions	1.65%	1.65%	1.62%	1.68%	1.73%
Net investment income (loss)	(1.53)% F	(1.49)%	(1.54)%	(1.61)% G	(1.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,123	$ 13,008	$ 13,808	$ 14,177	$ 13,367
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 6.88	$ 6.52	$ 6.56	$ 5.84	$ 5.82
Income from Investment Operations
Net investment income (loss) C	(.14) F	(.14)	(.14)	(.13)G	(.13)
Net realized and unrealized gain (loss)	1.13	.50	.10	.85	.15
Total from investment operations	.99	.36	(.04)	.72	.02
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 7.34	$ 6.88	$ 6.52	$ 6.56	$ 5.84
Total Return A,B	14.96%	5.52%	(.61)%	12.33%	.34%
Ratios to Average Net Assets D,H
Expenses before reductions	2.12%	2.17%	2.23%	2.33%	2.46%
Expenses net of fee waivers, if any	2.12%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.12%	2.15%	2.12%	2.18%	2.22%
Net investment income (loss)	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G	(2.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,044	$ 12,656	$ 14,938	$ 16,921	$ 16,819
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 6.88	$ 6.52	$ 6.57	$ 5.84	$ 5.82
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.14)	(.14)	(.13)G	(.13)
Net realized and unrealized gain (loss)	1.12	.50	.09	.86	.15
Total from investment operations	.99	.36	(.05)	.73	.02
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capitalC,I	-	-	-	-	-
Net asset value, end of period	$ 7.34	$ 6.88	$ 6.52	$ 6.57	$ 5.84
Total Return A,B	14.96%	5.52%	(.76)%	12.50%	.34%
Ratios to Average Net Assets D,H
Expenses before reductions	2.12%	2.16%	2.17%	2.24%	2.31%
Expenses net of fee waivers, if any	2.12%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.12%	2.15%	2.12%	2.18%	2.23%
Net investment income (loss)	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G	(2.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,323	$ 11,813	$ 13,787	$ 12,538	$ 13,215
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.91	$ 6.89	$ 6.06	$ 5.97
Income from Investment Operations
Net investment income (loss) B	(.07) E	(.07)	(.07)	(.06) F	(.06)
Net realized and unrealized gain (loss)	1.23	.53	.09	.89	.15
Total from investment operations	1.16	.46	.02	.83	.09
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 7.37	$ 6.91	$ 6.89	$ 6.06
Total Return A	16.35%	6.66%	.29%	13.70%	1.51%
Ratios to Average Net Assets C,G
Expenses before reductions	1.06%	1.06%	1.05%	1.10%	1.16%
Expenses net of fee waivers, if any	1.06%	1.06%	1.05%	1.10%	1.16%
Expenses net of all reductions	1.06%	1.06%	1.03%	1.09%	1.14%
Net investment income (loss)	(.94)% E	(.91)%	(.94)%	(1.02)% F	(1.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,117	$ 991	$ 1,268	$ 1,243	$ 1,146
Portfolio turnover rate D	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Biotechnology

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2007, dividend income has been reduced $26,000 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,751,365
Unrealized depreciation	(2,320,139)
Net unrealized appreciation (depreciation)	10,431,226
Cost for federal income tax purposes	$ 47,741,346

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Long-term Capital Gains	$ 3,898,928	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $68,262,335 and $70,783,788, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,272	$ 685
Class T	.25%	.25%	67,098	258
Class B	.75%	.25%	116,219	87,830
Class C	.75%	.25%	117,037	15,913
			$ 334,626	$ 104,686

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,012
Class T	7,435
Class B*	25,964
Class C*	1,956
$ 46,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Biotechnology

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,176.30
Class T	49,606.37
Class B	35,123.30
Class C	35,280.30
Institutional Class	2,819.24
	$ 164,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,116 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $122 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 5,030

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $123 for the period.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6,156, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 958,767	$ -
Class T	975,566	-
Class B	968,071	-
Class C	911,566	-
Institutional Class	84,958	-
Total	$ 3,898,928	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	968,364	654,030	$ 6,960,029	$ 4,756,477
Reinvestment of distributions	116,475	-	854,207	-
Shares redeemed	(556,578)	(687,789)	(3,954,261)	(5,067,147)
Net increase (decrease)	528,261	(33,759)	$ 3,859,975	$ (310,670)
Class T
Shares sold	558,497	413,953	$ 3,914,836	$ 2,989,158
Reinvestment of distributions	133,154	-	959,165	-
Shares redeemed	(543,030)	(643,045)	(3,782,531)	(4,647,999)
Net increase (decrease)	148,621	(229,092)	$ 1,091,470	$ (1,658,841)
Class B
Shares sold	270,835	235,936	$ 1,836,564	$ 1,623,598
Reinvestment of distributions	123,818	-	860,151	-
Shares redeemed	(730,418)	(686,826)	(4,825,895)	(4,815,046)
Net increase (decrease)	(335,765)	(450,890)	$ (2,129,180)	$ (3,191,448)
Class C
Shares sold	452,084	294,514	$ 3,145,989	$ 2,075,073
Reinvestment of distributions	110,151	-	765,068	-
Shares redeemed	(465,047)	(691,341)	(3,112,018)	(4,822,276)
Net increase (decrease)	97,188	(396,827)	$ 799,039	$ (2,747,203)

Biotechnology

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Institutional Class
Shares sold	190,433	40,455	$ 1,427,209	$ 308,779
Reinvestment of distributions	6,538	-	48,898	-
Shares redeemed	(191,649)	(89,434)	(1,361,230)	(674,715)
Net increase (decrease)	5,322	(48,979)	$ 114,877	$ (365,936)

Annual Report

Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) D	-21.24%	6.06%	-3.76%
Class T (incl. 3.50% sales charge) D	-19.51%	6.30%	-3.69%
Class B (incl. contingent deferred sales charge)B,D	-21.04%	6.20%	-3.68%
Class C (incl. contingent deferred sales charge)C,D	-17.87%	6.49%	-3.73%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

D Prior to October 1, 2006, Advisor Communications Equipment operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -16.43%, -16.59%, -16.94% and -17.06%, respectively (excluding sales charges), trailing the S&P 500 and the -15.92% return of the MSCI® US Investable Market Communications Equipment Index. Versus the MSCI index, unfavorable stock selection in communications equipment and two groups not represented in the index - Internet software/services and semiconductors - had a negative impact on fund performance. From a capitalization perspective, the fund was hurt by my stock selection in the small-cap area and by overweighting mid-caps, which did relatively poorly. An underweighted position in major index component QUALCOMM was the fund's top detractor, as the stock registered a solid gain. Also holding back performance were an out-of-index stake in Canada's Sandvine, which makes network traffic-monitoring equipment; F5 Networks, a maker of software for application delivery networking; wireless network services provider Harris Stratex Networks; Powerwave Technologies, which makes equipment for wireless communications networks; and Starent Networks, a provider of infrastructure solutions for wireless telecom services carriers. Conversely, favorable stock picking outside of the benchmark in consumer electronics, computer hardware and home entertainment software benefited the fund. Additionally, given the fund's significant exposure to foreign stocks, the weak U.S. dollar helped. Canada's "smartphone" maker Research In Motion was an important contributor, buoyed by new products and expanding markets. Other contributors were Tele Atlas, a Dutch provider of digital map data that I sold, and Taiwan's HTC Corp., a leading contract manufacturer for makers of computers and cellular phones. Large underweightings in major index components Cisco Systems - the communications equipment giant - and cellular handset maker Motorola, the latter of which I sold completely by period end, also were timely. All the contributors I mentioned except for Motorola and Cisco were out-of-index positions.

During the year, the fund's Institutional Class shares returned -16.16%, trailing the S&P 500 and just slightly behind the -15.92% return of the MSCI® US Investable Market Communications Equipment Index. Versus the MSCI index, unfavorable stock selection in communications equipment and two groups not represented in the index - Internet software/services and semiconductors - had a negative impact on fund performance. From a capitalization perspective, the fund was hurt by my stock selection in the small-cap area and by overweighting mid-caps, which did relatively poorly. An underweighted position in major index component QUALCOMM was the fund's top detractor, as the stock registered a solid gain. Also holding back performance were an out-of-index stake in Canada's Sandvine, which makes network traffic-monitoring equipment; F5 Networks, a maker of software for application delivery networking; wireless network services provider Harris Stratex Networks; Powerwave Technologies, which makes equipment for wireless communications networks; and Starent Networks, a provider of infrastructure solutions for wireless telecom services carriers. Conversely, favorable stock picking outside of the benchmark in consumer electronics, computer hardware and home entertainment software benefited the fund. Additionally, given the fund's significant exposure to foreign stocks, the weak U.S. dollar helped. Canada's "smartphone" maker Research In Motion was an important contributor, buoyed by new products and expanding markets. Other contributors were Tele Atlas, a Dutch provider of digital map data that I sold, and Taiwan's HTC Corp., a leading contract manufacturer for makers of computers and cellular phones. Large underweightings in major index components Cisco Systems - the communications equipment giant - and cellular handset maker Motorola, the latter of which I sold completely by period end, also were timely. All the contributors I mentioned except for Motorola and Cisco were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communications Equipment

Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 979.90	$ 6.89
Hypothetical A	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 979.60	$ 8.12
Hypothetical A	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 977.50	$ 10.57
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 976.20	$ 10.56
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class
Actual	$ 1,000.00	$ 982.80	$ 5.67
Hypothetical A	$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	16.4	6.6
Cisco Systems, Inc.	10.1	15.4
Research In Motion Ltd.	8.6	10.1
Comverse Technology, Inc.	6.7	6.9
Starent Networks Corp.	5.2	1.8
HTC Corp.	4.6	4.7
CommScope, Inc.	4.4	0.0
Powerwave Technologies, Inc.	4.0	3.5
ADC Telecommunications, Inc.	3.0	2.4
Apple, Inc.	2.9	0.0
	65.9
Top Industries (% of fund's net assets)
As of July 31, 2008
Communications Equipment	71.6%
Computers & Peripherals	7.7%
Semiconductors & Semiconductor Equipment	4.0%
Software	3.6%
Commercial Services & Supplies	2.2%
All Others*	10.9%

As of January 31, 2008
Communications Equipment	72.9%
Computers & Peripherals	5.1%
Semiconductors & Semiconductor Equipment	5.9%
Software	6.1%
Household Durables	2.4%
All Others*	7.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Communications Equipment Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Diversified Commercial & Professional Services - 2.2%
China Security & Surveillance Technology, Inc. (a)	11,200	$ 157,920
COMMUNICATIONS EQUIPMENT - 71.4%
Communications Equipment - 71.4%
Acme Packet, Inc. (a)	100	486
ADC Telecommunications, Inc. (a)	22,600	213,796
Adtran, Inc.	1,483	33,160
ADVA AG Optical Networking (a)	7,013	17,669
Alcatel-Lucent SA sponsored ADR	12,400	74,524
Arris Group, Inc. (a)	6,444	61,669
Aruba Networks, Inc. (a)	100	583
AudioCodes Ltd. (a)	20,500	89,995
Avanex Corp. (a)	11,600	7,540
Ceragon Networks Ltd. (a)	100	787
Cisco Systems, Inc. (a)	32,869	722,789
Cogo Group, Inc. (a)	13,001	60,065
CommScope, Inc. (a)	7,100	316,589
Comverse Technology, Inc. (a)	31,906	477,952
Corning, Inc.	6,400	128,064
F5 Networks, Inc. (a)	3,300	96,195
Finisar Corp. (a)	2,800	3,752
Foxconn International Holdings Ltd. (a)	2,000	1,915
Harris Stratex Networks, Inc. Class A (a)	15,495	113,888
Infinera Corp. (a)	1,300	14,638
Opnext, Inc. (a)	500	2,770
Powerwave Technologies, Inc. (a)	69,500	284,950
QUALCOMM, Inc.	21,100	1,167,674
Research In Motion Ltd. (a)	5,020	616,556
Riverbed Technology, Inc. (a)	1,100	17,457
Sandvine Corp. (a)	18,400	17,073
Sandvine Corp. (U.K.) (a)	56,400	50,029
Sonus Networks, Inc. (a)	19,504	70,800
Starent Networks Corp. (a)	28,476	373,036
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	6,200	64,976
		5,101,377
COMPUTERS & PERIPHERALS - 7.7%
Computer Hardware - 7.6%
Apple, Inc. (a)	1,300	206,635
Compal Electronics, Inc.	5,698	5,425
HTC Corp.	21,100	331,137
NEC Corp.	90	493
		543,690
Computer Storage & Peripherals - 0.1%
SanDisk Corp. (a)	610	8,601
TOTAL COMPUTERS & PERIPHERALS		552,291

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Electronic Manufacturing Services - 0.3%
Trimble Navigation Ltd. (a)	600	$ 19,920
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Semiconductor Equipment - 0.3%
EMCORE Corp. (a)	4,600	22,632
Semiconductors - 3.7%
Actel Corp. (a)	451	6,201
Applied Micro Circuits Corp. (a)	2,758	21,402
Conexant Systems, Inc. (a)	1,280	6,106
Cree, Inc. (a)	1,100	21,340
Exar Corp. (a)	143	1,101
Hittite Microwave Corp. (a)	600	19,152
Infineon Technologies AG sponsored ADR (a)	4,300	32,336
Microsemi Corp. (a)	449	11,656
Mindspeed Technologies, Inc. (a)	2,501	9,429
MIPS Technologies, Inc. (a)	1,398	5,312
ON Semiconductor Corp. (a)	6,785	63,711
Pericom Semiconductor Corp. (a)	1,700	24,242
Pixelplus Co. Ltd. ADR (a)	900	468
PLX Technology, Inc. (a)	1,400	7,700
PMC-Sierra, Inc. (a)	3,100	22,444
Silicon Storage Technology, Inc. (a)	1,200	3,828
Transmeta Corp. (a)	290	4,228
		260,656
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		283,288
SOFTWARE - 3.6%
Application Software - 2.5%
Smith Micro Software, Inc. (a)	6,700	48,240
Synchronoss Technologies, Inc. (a)	500	5,860
Taleo Corp. Class A (a)	100	1,874
Ulticom, Inc. (a)	17,598	123,186
		179,160
Home Entertainment Software - 1.1%
Ubisoft Entertainment SA (a)	800	78,735
Systems Software - 0.0%
Allot Communications Ltd. (a)	300	795
TOTAL SOFTWARE		258,690
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. Class A (a)	500	18,945
TOTAL COMMON STOCKS (Cost $7,517,850)		6,392,431
Convertible Bonds - 0.2%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	$ 15,550
Money Market Funds - 10.4%
	Shares
Fidelity Cash Central Fund, 2.35% (b) (Cost $743,047)	743,047	743,047
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,280,897)		7,151,028
NET OTHER ASSETS - (0.1)%		(9,248)
NET ASSETS - 100%		$ 7,141,780
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Fund
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,921

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.8%
Canada	9.5%
Taiwan	4.7%
France	2.1%
Israel	1.3%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $207,917 all of which will expire on July 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $7,537,850)	$ 6,407,981
Fidelity Central Funds (cost $743,047)	743,047
Total Investments (cost $8,280,897)		$ 7,151,028
Cash		13,692
Receivable for investments sold		375,032
Receivable for fund shares sold		6,110
Dividends receivable		15,416
Interest receivable		12
Distributions receivable from Fidelity Central Funds		454
Prepaid expenses		13
Receivable from investment adviser for expense reductions		3,471
Other receivables		261
Total assets		7,565,489

Liabilities
Payable for investments purchased	$ 317,230
Payable for fund shares redeemed	60,880
Accrued management fee	3,347
Distribution fees payable	3,350
Other affiliated payables	2,276
Other payables and accrued expenses	36,626
Total liabilities		423,709

Net Assets		$ 7,141,780
Net Assets consist of:
Paid in capital		$ 8,557,480
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(285,716)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,129,984)
Net Assets		$ 7,141,780

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,458,680 ÷ 314,253 shares)	$ 7.82

Maximum offering price per share (100/94.25 of $7.82)	$ 8.30
Class T: Net Asset Value and redemption price per share ($2,137,660 ÷ 278,404 shares)	$ 7.68

Maximum offering price per share (100/96.50 of $7.68)	$ 7.96
Class B: Net Asset Value and offering price per share ($1,218,855 ÷ 164,975 shares)A	$ 7.39

Class C: Net Asset Value and offering price per share ($1,097,352 ÷ 148,606 shares)A	$ 7.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($229,233 ÷ 28,731 shares)	$ 7.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 30,594
Interest		737
Income from Fidelity Central Funds		10,921
Total income		42,252

Expenses
Management fee	$ 48,797
Transfer agent fees	30,799
Distribution fees	51,793
Accounting fees and expenses	3,409
Custodian fees and expenses	3,042
Independent trustees' compensation	38
Registration fees	46,305
Audit	44,317
Legal	55
Miscellaneous	2,972
Total expenses before reductions	231,527
Expense reductions	(79,040)	152,487
Net investment income (loss)		(110,235)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,934
Foreign currency transactions	(3,086)
Total net realized gain (loss)		45,848
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,477,687)
Assets and liabilities in foreign currencies	(115)
Total change in net unrealized appreciation (depreciation)		(1,477,802)
Net gain (loss)		(1,431,954)
Net increase (decrease) in net assets resulting from operations		$ (1,542,189)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (110,235)	$ (146,568)
Net realized gain (loss)	45,848	337,365
Change in net unrealized appreciation (depreciation)	(1,477,802)	2,613,997
Net increase (decrease) in net assets resulting from operations	(1,542,189)	2,804,794
Distributions to shareholders from net realized gain	(150,546)	-
Share transactions - net increase (decrease)	(1,556,420)	(3,045,289)
Redemption fees	979	192
Total increase (decrease) in net assets	(3,248,176)	(240,303)

Net Assets
Beginning of period	10,389,956	10,630,259
End of period	$ 7,141,780	$ 10,389,956

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 7.29	$ 7.70	$ 6.53	$ 5.57
Income from Investment Operations
Net investment income (loss) C	(.08)	(.09)	(.09)	(.07)	(.09)
Net realized and unrealized gain (loss)	(1.45)	2.29	(.32)	1.24	1.01
Total from investment operations	(1.53)	2.20	(.41)	1.17	.92
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.82	$ 9.49	$ 7.29	$ 7.70	$ 6.53
Total Return A,B	(16.43)%	30.18%	(5.32)%	17.92%	17.24%
Ratios to Average Net Assets D,F
Expenses before reductions	2.25%	2.24%	2.13%	2.32%	2.38%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.39%	1.40%	1.32%	1.28%	1.35%
Net investment income (loss)	(.91)%	(1.00)%	(1.05)%	(.92)%	(1.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,459	$ 2,825	$ 3,145	$ 2,406	$ 3,480
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 7.19	$ 7.61	$ 6.48	$ 5.54
Income from Investment Operations
Net investment income (loss) C	(.10)	(.11)	(.11)	(.08)	(.10)
Net realized and unrealized gain (loss)	(1.42)	2.26	(.31)	1.21	1.00
Total from investment operations	(1.52)	2.15	(.42)	1.13	.90
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.68	$ 9.34	$ 7.19	$ 7.61	$ 6.48
Total Return A,B	(16.59)%	29.90%	(5.52)%	17.44%	16.97%
Ratios to Average Net Assets D,F
Expenses before reductions	2.62%	2.57%	2.51%	2.78%	3.06%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.71%	1.75%
Expenses net of all reductions	1.65%	1.64%	1.57%	1.54%	1.60%
Net investment income (loss)	(1.16)%	(1.25)%	(1.30)%	(1.18)%	(1.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,138	$ 3,271	$ 2,932	$ 3,034	$ 3,250
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.14)	(.12)	(.13)
Net realized and unrealized gain (loss)	(1.36)	2.18	(.31)	1.20	.98
Total from investment operations	(1.50)	2.04	(.45)	1.08	.85
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.39	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Total Return A,B	(16.94)%	29.18%	(6.05)%	16.98%	16.27%
Ratios to Average Net Assets D,F
Expenses before reductions	3.03%	3.00%	2.94%	3.14%	3.48%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.20%	2.25%
Expenses net of all reductions	2.15%	2.15%	2.07%	2.04%	2.11%
Net investment income (loss)	(1.67)%	(1.75)%	(1.80)%	(1.68)%	(1.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,219	$ 2,225	$ 2,406	$ 2,864	$ 2,998
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.15)	(.12)	(.14)
Net realized and unrealized gain (loss)	(1.37)	2.18	(.30)	1.20	.99
Total from investment operations	(1.51)	2.04	(.45)	1.08	.85
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.38	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Total Return A,B	(17.06)%	29.18%	(6.05)%	16.98%	16.27%
Ratios to Average Net Assets D,F
Expenses before reductions	3.02%	2.98%	2.86%	3.07%	3.19%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.15%	2.15%	2.07%	2.02%	2.10%
Net investment income (loss)	(1.67)%	(1.75)%	(1.81)%	(1.66)%	(1.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,097	$ 1,745	$ 1,768	$ 1,846	$ 3,180
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 7.39	$ 7.79	$ 6.60	$ 5.61
Income from Investment Operations
Net investment income (loss) B	(.06)	(.07)	(.07)	(.05)	(.07)
Net realized and unrealized gain (loss)	(1.47)	2.33	(.33)	1.24	1.02
Total from investment operations	(1.53)	2.26	(.40)	1.19	.95
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	.04
Net asset value, end of period	$ 7.98	$ 9.65	$ 7.39	$ 7.79	$ 6.60
Total Return A	(16.16)%	30.58%	(5.13)%	18.03%	17.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.94%	1.87%	1.70%	1.85%	1.55%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.18%	1.25%
Expenses net of all reductions	1.14%	1.15%	1.07%	1.01%	1.11%
Net investment income (loss)	(.66)%	(.75)%	(.80)%	(.65)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 229	$ 324	$ 379	$ 319	$ 607
Portfolio turnover rate D	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Communications Equipment

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 709,491
Unrealized depreciation	(1,910,775)
Net unrealized appreciation (depreciation)	(1,201,284)
Capital loss carryforward	(207,917)
Cost for federal income tax purposes	$ 8,352,312

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Long-term Capital Gains	$ 150,546	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,352,438 and $7,704,087, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 6,528	$ 142
Class T	.25%	.25%	13,302	18
Class B	.75%	.25%	17,577	13,188
Class C	.75%	.25%	14,386	1,592
			$ 51,793	$ 14,940

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,402
Class T	1,763
Class B*	2,291
Class C*	600
$ 6,056

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size

Communications Equipment

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,427.32
Class T	11,274.42
Class B	5,695.32
Class C	4,653.32
Institutional Class	750.25
	$ 30,799

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $247 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 22,308
Class T	1.65%	25,918
Class B	2.15%	15,397
Class C	2.15%	12,534
Institutional Class	1.15%	2,344
		$ 78,501

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $539 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

9. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $4,027 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 39,064	$ -
Class T	47,716	-
Class B	32,890	-
Class C	26,349	-
Institutional Class	4,527	-
Total	$ 150,546	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	160,354	81,005	$ 1,394,318	$ 690,457
Reinvestment of distributions	4,001	-	38,211	-
Shares redeemed	(147,761)	(214,792)	(1,297,098)	(1,810,328)
Net increase (decrease)	16,594	(133,787)	$ 135,431	$ (1,119,871)
Class T
Shares sold	64,977	82,403	$ 556,295	$ 704,729
Reinvestment of distributions	5,010	-	47,041	-
Shares redeemed	(141,880)	(139,753)	(1,263,739)	(1,173,589)
Net increase (decrease)	(71,893)	(57,350)	$ (660,403)	$ (468,860)
Class B
Shares sold	20,643	24,084	$ 176,765	$ 199,321
Reinvestment of distributions	3,437	-	31,211	-
Shares redeemed	(105,422)	(121,877)	(851,909)	(1,002,926)
Net increase (decrease)	(81,342)	(97,793)	$ (643,933)	$ (803,605)
Class C
Shares sold	39,088	60,107	$ 340,813	$ 487,807
Reinvestment of distributions	2,609	-	23,659	-
Shares redeemed	(86,305)	(119,863)	(711,202)	(990,194)
Net increase (decrease)	(44,608)	(59,756)	$ (346,730)	$ (502,387)
Institutional Class
Shares sold	5,041	1,716	$ 45,930	$ 15,290
Reinvestment of distributions	356	-	3,461	-
Shares redeemed	(10,196)	(19,380)	(90,176)	(165,856)
Net increase (decrease)	(4,799)	(17,664)	$ (40,785)	$ (150,566)

Communications Equipment

Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	-25.77%	0.70%	0.48%
Class T (incl. 3.50% sales charge)C	-24.16%	0.95%	0.48%
Class B (incl. contingent deferred sales charge) A, C	-25.36%	0.85%	0.56%
Class C (incl. contingent deferred sales charge) B, C	-22.48%	1.17%	0.34%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -21.24%, -21.41%, -21.80% and -21.77%, respectively (excluding sales charges), far shy of the S&P 500 but better than the -23.44% return of the MSCI® US Investable Market Consumer Discretionary Index. The past year was especially tough for stocks driven by discretionary consumer spending. I elected to take a "barbell" approach, owning stocks with relatively stable earnings - which might outperform in a down market - and also more-cyclical stocks that could benefit if the market rebounds from a trough in the credit cycle. Specialty stores was the fund's largest industry overweighting and largest contributor to relative performance as a result of good stock selection. Stock picking in apparel retailing also helped results, as did security selection and an underweighting in automobile manufacturers. Our out-of-index position in discounter Costco Wholesale rose in value as the company took market share from competitors. Discount office supply chain Staples aided results as well. McDonald's upgraded its menu and gained market share in the fast-food arena. I sold out of index component General Motors before its stock was crushed by a consumer stampede away from its trucks and SUVs. On the negative side, stock selection and, to a lesser extent, a relative underweighting in Internet retailers hurt performance compared with the index, as did an overweighting in casinos and gaming. Online jewelry retailer Blue Nile declined as consumers held back on expensive purchases. Shares in R.H. Donnelley, a publisher of print and online phone directories, plummeted after the company reported significant sales declines, and I sold the position. I avoided index component and sports apparel firm Nike for much of the period and missed an upturn in its share price.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned -21.09%, far shy of the S&P 500 but better than the -23.44% return of the MSCI® US Investable Market Consumer Discretionary Index. The past year was especially tough for stocks driven by discretionary consumer spending. I elected to take a "barbell" approach, owning stocks with relatively stable earnings - which might outperform in a down market - and also more-cyclical stocks that could benefit if the market rebounds from a trough in the credit cycle. Specialty stores was the fund's largest industry overweighting and largest contributor to relative performance as a result of good stock selection. Stock picking in apparel retailing also helped results, as did security selection and an underweighting in automobile manufacturers. Our out-of-index position in discounter Costco Wholesale rose in value as the company took market share from competitors. Discount office supply chain Staples aided results as well. McDonald's upgraded its menu and gained market share in the fast-food arena. I sold out of index component General Motors before its stock was crushed by a consumer stampede away from its trucks and SUVs. On the negative side, stock selection and, to a lesser extent, a relative underweighting in Internet retailers hurt performance compared with the index, as did an overweighting in casinos and gaming. Online jewelry retailer Blue Nile declined as consumers held back on expensive purchases. Shares in R.H. Donnelley, a publisher of print and online phone directories, plummeted after the company reported significant sales declines, and I sold the position. I avoided index component and sports apparel firm Nike for much of the period and missed an upturn in its share price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 875.00	$ 6.71
HypotheticalA	$ 1,000.00	$ 1,017.70	$ 7.22
Class T
Actual	$ 1,000.00	$ 873.70	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,016.46	$ 8.47
Class B
Actual	$ 1,000.00	$ 871.90	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,013.92	$ 11.02
Class C
Actual	$ 1,000.00	$ 872.20	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,013.92	$ 11.02
Institutional Class
Actual	$ 1,000.00	$ 875.70	$ 5.60
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.69%
Class B	2.20%
Class C	2.20%
Institutional Class	1.20%

Annual Report

Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	6.4	5.1
Time Warner, Inc.	5.9	5.7
Target Corp.	5.8	6.3
Comcast Corp. Class A	4.6	3.3
Lowe's Companies, Inc.	3.9	3.9
Home Depot, Inc.	3.8	4.4
The Walt Disney Co.	3.7	2.6
Staples, Inc.	3.0	3.2
Johnson Controls, Inc.	2.7	2.8
PetSmart, Inc.	2.4	2.0
	42.2
Top Industries (% of fund's net assets)
As of July 31, 2008
Media	29.5%
Specialty Retail	24.6%
Hotels, Restaurants & Leisure	14.5%
Multiline Retail	6.7%
Textiles, Apparel & Luxury Goods	6.0%
All Others*	18.7%

As of January 31, 2008
Media	27.3%
Specialty Retail	24.8%
Hotels, Restaurants & Leisure	14.0%
Multiline Retail	8.3%
Food & Staples Retailing	4.7%
All Others*	20.9%

* Includes short-term investments and net other assets.

Annual Report

Advisor Consumer Discretionary Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
AUTO COMPONENTS - 3.4%
Auto Parts & Equipment - 3.4%
Gentex Corp.	13,800	$ 213,348
Johnson Controls, Inc.	26,400	796,224
		1,009,572
AUTOMOBILES - 0.4%
Automobile Manufacturers - 0.4%
Toyota Motor Corp. sponsored ADR	1,500	129,075
DISTRIBUTORS - 1.2%
Distributors - 1.2%
Li & Fung Ltd.	106,000	362,092
DIVERSIFIED CONSUMER SERVICES - 3.0%
Education Services - 3.0%
Apollo Group, Inc. Class A (non-vtg.) (a)	9,800	610,442
Princeton Review, Inc. (a)(d)	9,729	74,913
Strayer Education, Inc.	1,000	222,700
		908,055
FOOD & STAPLES RETAILING - 3.2%
Drug Retail - 1.5%
CVS Caremark Corp.	12,000	438,000
Food Retail - 0.8%
Susser Holdings Corp. (a)	19,405	239,458
Hypermarkets & Super Centers - 0.9%
Costco Wholesale Corp. (d)	4,600	288,328
TOTAL FOOD & STAPLES RETAILING		965,786
HOTELS, RESTAURANTS & LEISURE - 14.5%
Casinos & Gaming - 3.8%
International Game Technology	24,100	523,211
Las Vegas Sands Corp. (a)(d)	9,930	452,014
Wynn Resorts Ltd.	1,700	165,716
		1,140,941
Hotels, Resorts & Cruise Lines - 1.5%
Carnival Corp. unit	10,400	384,176
Royal Caribbean Cruises Ltd.	3,100	78,988
		463,164
Leisure Facilities - 0.4%
Life Time Fitness, Inc. (a)(d)	3,500	104,265
Restaurants - 8.8%
Burger King Holdings, Inc.	3,700	99,271
Darden Restaurants, Inc.	5,600	182,392
McDonald's Corp.	31,900	1,907,301
Sonic Corp. (a)(d)	20,200	304,818
Starbucks Corp. (a)	9,200	135,148
		2,628,930
TOTAL HOTELS, RESTAURANTS & LEISURE		4,337,300

	Shares	Value
HOUSEHOLD DURABLES - 1.6%
Homebuilding - 0.8%
Centex Corp.	3,500	$ 51,380
Lennar Corp. Class A (d)	3,000	36,300
Pulte Homes, Inc.	12,400	151,404
		239,084
Household Appliances - 0.8%
Whirlpool Corp. (d)	3,200	242,240
TOTAL HOUSEHOLD DURABLES		481,324
INTERNET & CATALOG RETAIL - 3.8%
Catalog Retail - 1.0%
Liberty Media Corp. - Interactive Series A (a)	21,300	298,839
Internet Retail - 2.8%
Amazon.com, Inc. (a)	9,200	702,328
Blue Nile, Inc. (a)(d)	3,200	123,264
		825,592
TOTAL INTERNET & CATALOG RETAIL		1,124,431
INTERNET SOFTWARE & SERVICES - 1.4%
Internet Software & Services - 1.4%
Art Technology Group, Inc. (a)	10,200	37,434
eBay, Inc. (a)	5,800	145,986
Google, Inc. Class A (sub. vtg.) (a)	500	236,875
		420,295
LEISURE EQUIPMENT & PRODUCTS - 0.7%
Leisure Products - 0.7%
Hasbro, Inc.	5,100	197,472
MEDIA - 29.5%
Advertising - 2.9%
Lamar Advertising Co. Class A (a)(d)	5,700	216,486
Omnicom Group, Inc.	15,600	665,964
		882,450
Broadcasting & Cable TV - 10.1%
Comcast Corp. Class A	66,650	1,374,323
Grupo Televisa SA de CV (CPO) sponsored ADR	20,000	449,800
Liberty Media Corp. - Entertainment Class A (a)	15,000	369,300
The DIRECTV Group, Inc. (a)	22,400	605,248
Time Warner Cable, Inc. (a)	5,100	144,993
Virgin Media, Inc.	6,700	75,174
		3,018,838
Movies & Entertainment - 14.3%
Cinemark Holdings, Inc.	6,000	87,960
Live Nation, Inc. (a)(d)	13,233	167,000
News Corp.:
Class A	39,084	552,257
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
News Corp.: - continued
Class B	4,200	$ 61,362
Regal Entertainment Group Class A (d)	32,400	539,460
The Walt Disney Co.	36,300	1,101,705
Time Warner, Inc.	123,500	1,768,520
		4,278,264
Publishing - 2.2%
McGraw-Hill Companies, Inc.	15,900	646,653
TOTAL MEDIA		8,826,205
MULTILINE RETAIL - 6.7%
Department Stores - 0.9%
Nordstrom, Inc. (d)	9,200	264,408
General Merchandise Stores - 5.8%
Lojas Americanas SA (PN)	150	1,132
Target Corp. (d)	38,400	1,736,832
		1,737,964
TOTAL MULTILINE RETAIL		2,002,372
SPECIALTY RETAIL - 24.6%
Apparel Retail - 6.1%
Abercrombie & Fitch Co. Class A (d)	4,900	270,578
Citi Trends, Inc. (a)(d)	8,599	198,895
Ross Stores, Inc.	7,900	299,884
The Buckle, Inc.	2,100	108,087
TJX Companies, Inc. (d)	14,848	500,526
Tween Brands, Inc. (a)	10,400	143,208
Urban Outfitters, Inc. (a)(d)	5,800	191,458
Zumiez, Inc. (a)	7,800	115,128
		1,827,764
Automotive Retail - 1.9%
Advance Auto Parts, Inc.	6,500	267,085
AutoZone, Inc. (a)	2,200	286,638
		553,723
Home Improvement Retail - 8.8%
Home Depot, Inc. (d)	48,467	1,154,969
Lowe's Companies, Inc.	57,000	1,158,240
Sherwin-Williams Co. (d)	6,000	319,500
		2,632,709
Homefurnishing Retail - 1.1%
Williams-Sonoma, Inc. (d)	18,700	326,128
Specialty Stores - 6.7%
Jo-Ann Stores, Inc. (a)(d)	8,200	180,154

	Shares	Value
PetSmart, Inc.	31,600	$ 717,636
Staples, Inc.	40,238	905,355
Tiffany & Co., Inc. (d)	5,200	196,508
		1,999,653
TOTAL SPECIALTY RETAIL		7,339,977
TEXTILES, APPAREL & LUXURY GOODS - 6.0%
Apparel, Accessories & Luxury Goods - 3.9%
Coach, Inc. (a)(d)	18,700	477,037
G-III Apparel Group Ltd. (a)	10,500	168,315
Hanesbrands, Inc. (a)	8,500	182,240
Polo Ralph Lauren Corp. Class A	2,200	130,174
VF Corp.	3,100	221,898
		1,179,664
Footwear - 2.1%
Iconix Brand Group, Inc. (a)(d)	39,400	472,800
NIKE, Inc. Class B	2,600	152,568
		625,368
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,805,032
TOTAL COMMON STOCKS (Cost $34,219,950)		29,908,988
Money Market Funds - 28.3%

Fidelity Cash Central Fund, 2.35% (b)	115,591	115,591
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	8,339,100	8,339,100
TOTAL MONEY MARKET FUNDS (Cost $8,454,691)		8,454,691
TOTAL INVESTMENT PORTFOLIO - 128.3% (Cost $42,674,641)		38,363,679
NET OTHER ASSETS - (28.3)%		(8,451,663)
NET ASSETS - 100%		$ 29,912,016
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,928
Fidelity Securities Lending Cash Central Fund	43,806
Total	$ 52,734
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $2,972,883 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $8,068,774) - See accompanying schedule: Unaffiliated issuers (cost $34,219,950)	$ 29,908,988
Fidelity Central Funds (cost $8,454,691)	8,454,691
Total Investments (cost $42,674,641)		$ 38,363,679
Foreign currency held at value (cost $5)		5
Receivable for investments sold		188,086
Receivable for fund shares sold		13,931
Dividends receivable		11,262
Distributions receivable from Fidelity Central Funds		6,015
Prepaid expenses		59
Other receivables		8,935
Total assets		38,591,972

Liabilities
Payable for investments purchased	$ 195,791
Payable for fund shares redeemed	71,125
Accrued management fee	13,803
Distribution fees payable	13,386
Other affiliated payables	9,298
Other payables and accrued expenses	37,453
Collateral on securities loaned, at value	8,339,100
Total liabilities		8,679,956

Net Assets		$ 29,912,016
Net Assets consist of:
Paid in capital		$ 37,344,116
Accumulated net investment loss		(4)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,121,134)
Net unrealized appreciation (depreciation) on investments		(4,310,962)
Net Assets		$ 29,912,016

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,899,352 ÷ 1,042,475 shares)	$ 11.41

Maximum offering price per share (100/94.25 of $11.41)	$ 12.11
Class T: Net Asset Value and redemption price per share ($9,095,005 ÷ 821,276 shares)	$ 11.07

Maximum offering price per share (100/96.50 of $11.07)	$ 11.47
Class B: Net Asset Value and offering price per share ($5,089,764 ÷ 491,751 shares)A	$ 10.35

Class C: Net Asset Value and offering price per share ($3,429,826 ÷ 330,882 shares)A	$ 10.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($398,069 ÷ 33,609 shares)	$ 11.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 589,943
Interest		1,838
Income from Fidelity Central Funds (including $43,806 from security lending)		52,734
Total income		644,515

Expenses
Management fee	$ 232,515
Transfer agent fees	127,100
Distribution fees	233,180
Accounting and security lending fees	17,538
Custodian fees and expenses	8,384
Independent trustees' compensation	186
Registration fees	39,640
Audit	43,252
Legal	233
Miscellaneous	10,005
Total expenses before reductions	712,033
Expense reductions	(2,702)	709,331
Net investment income (loss)		(64,816)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,748,837)
Foreign currency transactions	(240)
Total net realized gain (loss)		(2,749,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,918,273)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(6,918,327)
Net gain (loss)		(9,667,404)
Net increase (decrease) in net assets resulting from operations		$ (9,732,220)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (64,816)	$ (126,710)
Net realized gain (loss)	(2,749,077)	8,083,666
Change in net unrealized appreciation (depreciation)	(6,918,327)	(1,699,408)
Net increase (decrease) in net assets resulting from operations	(9,732,220)	6,257,548
Distributions to shareholders from net investment income	-	(93,265)
Distributions to shareholders from net realized gain	(4,774,547)	(7,904,219)
Total distributions	(4,774,547)	(7,997,484)
Share transactions - net increase (decrease)	(10,594,844)	3,157,156
Redemption fees	847	895
Total increase (decrease) in net assets	(25,100,764)	1,418,115

Net Assets
Beginning of period	55,012,780	53,594,665
End of period (including accumulated net investment loss of $4 and accumulated net investment loss of $12, respectively)	$ 29,912,016	$ 55,012,780

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 16.39	$ 16.62	$ 14.51	$ 13.71
Income from Investment Operations
Net investment income (loss) C	.02	.02 F	(.04)	(.07)	(.07)
Net realized and unrealized gain (loss)	(3.09)	1.83	(.07)	2.71	.87
Total from investment operations	(3.07)	1.85	(.11)	2.64	.80
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(1.41)	(2.30)	(.12)	(.53)	-
Total distributions	(1.41)	(2.35)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.41	$ 15.89	$ 16.39	$ 16.62	$ 14.51
Total Return A, B	(21.24)%	11.67%	(.69)%	18.85%	5.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.40%	1.42%	1.42%	1.47%	1.55%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.44%	1.50%
Expenses net of all reductions	1.40%	1.39%	1.39%	1.42%	1.45%
Net investment income (loss)	.15%	.11% F	(.23)%	(.45)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,899	$ 19,708	$ 16,935	$ 17,887	$ 11,856
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.47	$ 16.03	$ 16.29	$ 14.27	$ 13.51
Income from Investment Operations
Net investment income (loss) C	(.01)	(.02) F	(.07)	(.11)	(.11)
Net realized and unrealized gain (loss)	(3.00)	1.79	(.07)	2.66	.87
Total from investment operations	(3.01)	1.77	(.14)	2.55	.76
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(1.39)	(2.30)	(.12)	(.53)	-
Total distributions	(1.39)	(2.33)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.07	$ 15.47	$ 16.03	$ 16.29	$ 14.27
Total Return A, B	(21.41)%	11.43%	(.89)%	18.52%	5.63%
Ratios to Average Net Assets D, G
Expenses before reductions	1.64%	1.69%	1.69%	1.75%	1.81%
Expenses net of fee waivers, if any	1.64%	1.65%	1.65%	1.69%	1.75%
Expenses net of all reductions	1.62%	1.61%	1.62%	1.67%	1.70%
Net investment income (loss)	(.08)%	(.10)% F	(.46)%	(.70)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,095	$ 14,787	$ 14,267	$ 16,782	$ 15,555
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.56	$ 15.26	$ 15.60	$ 13.75	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.07)	(.10) F	(.15)	(.17)	(.18)
Net realized and unrealized gain (loss)	(2.81)	1.70	(.07)	2.55	.85
Total from investment operations	(2.88)	1.60	(.22)	2.38	.67
Distributions from net realized gain	(1.33)	(2.30)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.35	$ 14.56	$ 15.26	$ 15.60	$ 13.75
Total Return A, B	(21.80)%	10.82%	(1.45)%	17.97%	5.12%
Ratios to Average Net Assets D, G
Expenses before reductions	2.14%	2.20%	2.19%	2.24%	2.29%
Expenses net of fee waivers, if any	2.14%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.16%	2.20%
Net investment income (loss)	(.60)%	(.64)% F	(.98)%	(1.20)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,090	$ 11,081	$ 14,088	$ 18,862	$ 17,302
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.28	$ 15.62	$ 13.77	$ 13.10
Income from Investment Operations
Net investment income (loss) C	(.07)	(.10) F	(.15)	(.17)	(.18)
Net realized and unrealized gain (loss)	(2.81)	1.71	(.07)	2.55	.85
Total from investment operations	(2.88)	1.61	(.22)	2.38	.67
Distributions from net realized gain	(1.34)	(2.30)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.37	$ 14.59	$ 15.28	$ 15.62	$ 13.77
Total Return A, B	(21.77)%	10.88%	(1.45)%	17.94%	5.11%
Ratios to Average Net Assets D, G
Expenses before reductions	2.15%	2.16%	2.12%	2.17%	2.24%
Expenses net of fee waivers, if any	2.15%	2.15%	2.12%	2.17%	2.24%
Expenses net of all reductions	2.14%	2.15%	2.12%	2.14%	2.19%
Net investment income (loss)	(.60)%	(.64)% F	(.95)%	(1.18)%	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,430	$ 8,051	$ 7,160	$ 8,505	$ 6,992
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.41	$ 16.82	$ 17.01	$ 14.81	$ 13.95
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	-	(.03)	(.04)
Net realized and unrealized gain (loss)	(3.22)	1.89	(.07)	2.76	.90
Total from investment operations	(3.16)	1.95	(.07)	2.73	.86
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	(1.41)	(2.30)	(.12)	(.53)	-
Total distributions	(1.41)	(2.36)	(.12)	(.53)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.84	$ 16.41	$ 16.82	$ 17.01	$ 14.81
Total Return A	(21.09)%	12.04%	(.44)%	19.08%	6.16%
Ratios to Average Net Assets C, F
Expenses before reductions	1.14%	1.15%	1.18%	1.26%	1.34%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.20%	1.25%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.17%	1.20%
Net investment income (loss)	.40%	.36% E	.02%	(.21)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 398	$ 1,385	$ 1,144	$ 1,371	$ 907
Portfolio turnover rate D	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,853,756
Unrealized depreciation	(6,312,968)
Net unrealized appreciation (depreciation)	(4,459,212)
Cost for federal income tax purposes	$ 42,822,891

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,279,900	$ 1,304,072
Long-term Capital Gains	2,494,647	6,693,412
Total	$ 4,774,547	$ 7,997,484

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Consumer Discretionary

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $26,666,416 and $41,932,580, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 38,904	$ 943
Class T	.25%	.25%	59,414	90
Class B	.75%	.25%	78,830	59,299
Class C	.75%	.25%	56,032	7,087
			$ 233,180	$ 67,419

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,957
Class T	2,602
Class B*	16,498
Class C*	513
$ 24,570

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,605.31
Class T	35,861.30
Class B	24,030.30
Class C	17,126.31
Institutional Class	2,478.30
	$ 127,100

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,104 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $110 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $217 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class T	$ 2,485

Consumer Discretionary

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $12,226 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ -	$ 58,649
Class T	-	28,339
Class C	-	505
Institutional Class	-	5,772
Total	$ -	$ 93,265
From net realized gain
Class A	$ 1,697,903	$ 2,496,425
Class T	1,304,169	2,054,841
Class B	954,937	2,079,901
Class C	712,594	1,100,868
Institutional Class	104,944	172,184
Total	$ 4,774,547	$ 7,904,219

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	231,645	540,609	$ 3,074,782	$ 8,973,622
Reinvestment of distributions	104,669	141,640	1,531,841	2,265,680
Shares redeemed	(533,803)	(475,746)	(7,132,154)	(7,950,826)
Net increase (decrease)	(197,489)	206,503	$ (2,525,531)	$ 3,288,476
Class T
Shares sold	113,866	188,336	$ 1,488,704	$ 3,060,088
Reinvestment of distributions	84,915	122,934	1,207,897	1,916,483
Shares redeemed	(333,215)	(245,736)	(4,304,558)	(4,018,366)
Net increase (decrease)	(134,434)	65,534	$ (1,607,957)	$ 958,205
Class B
Shares sold	34,749	83,325	$ 420,244	$ 1,279,468
Reinvestment of distributions	65,209	122,770	871,754	1,810,224
Shares redeemed	(369,099)	(368,667)	(4,475,959)	(5,659,191)
Net increase (decrease)	(269,141)	(162,572)	$ (3,183,961)	$ (2,569,499)

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class C
Shares sold	46,115	183,143	$ 563,853	$ 2,817,553
Reinvestment of distributions	37,909	59,948	507,333	885,827
Shares redeemed	(304,893)	(159,811)	(3,642,610)	(2,453,389)
Net increase (decrease)	(220,869)	83,280	$ (2,571,424)	$ 1,249,991
Institutional Class
Shares sold	41,241	116,522	$ 586,738	$ 1,988,792
Reinvestment of distributions	5,683	8,916	86,193	146,867
Shares redeemed	(97,732)	(109,046)	(1,378,902)	(1,905,676)
Net increase (decrease)	(50,808)	16,392	$ (705,971)	$ 229,983

Consumer Discretionary

Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-29.75%	-0.58%	-5.71%
Class T (incl. 3.50% sales charge)	-28.32%	-0.38%	-5.63%
Class B (incl. contingent deferred sales charge) B	-29.79%	-0.56%	-5.60%
Class C (incl. contingent deferred sales charge) C	-26.86%	-0.16%	-5.67%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Managements' Discussion of Fund Performance

Comments from Christopher Lee and Paul Jackson, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -25.47%, -25.72%, -26.09% and -26.12%, respectively (excluding sales charges), falling short of the -20.89% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500. Versus the MSCI index, unfavorable stock picking in the semiconductor group was a significant head wind, along with poor stock selection in the life sciences tools and services segment and an underweighting in chip equipment. At the stock level, we were hurt by a large underweighting in major index component Intel. The shares of the personal computer chip maker sustained a small loss but still finished substantially ahead of the MSCI index. Chip maker Marvell Technology Group also detracted, as did MEMC Electronic Materials and Maxim Integrated Products, a producer of analog chips. Arrowhead Research, a development-stage nanotechnology company and an out-of-index holding, held back performance as well. Conversely, our picks in electrical components and equipment and in computer hardware added value. The top contributor was QUALCOMM, a maker of wireless infrastructure equipment. The settlement of a legal dispute with a key customer and a relatively strong market for high-end cellular phones boosted the stock. Other contributors included First Solar and Synaptics, which supplies chips for the touchscreens used in a variety of consumer electronics products. Underweighting DRAM memory producer Micron Technology - which we sold off entirely - helped as well. All the contributors I mentioned except for Micron were out-of-index holdings.

During the year, the fund's Institutional Class shares returned -25.38%, falling short of the -20.89% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500. Versus the MSCI index, unfavorable stock picking in the semiconductor group was a significant head wind, along with poor stock selection in the life sciences tools and services segment and an underweighting in chip equipment. At the stock level, we were hurt by a large underweighting in major index component Intel. The shares of the personal computer chip maker sustained a small loss but still finished substantially ahead of the MSCI index. Chip maker Marvell Technology Group also detracted, as did MEMC Electronic Materials and Maxim Integrated Products, a producer of analog chips. Arrowhead Research, a development-stage nanotechnology company and an out-of-index holding, held back performance as well. Conversely, our picks in electrical components and equipment and in computer hardware added value. The top contributor was QUALCOMM, a maker of wireless infrastructure equipment. The settlement of a legal dispute with a key customer and a relatively strong market for high-end cellular phones boosted the stock. Other contributors included First Solar and Synaptics, which supplies chips for the touchscreens used in a variety of consumer electronics products. Underweighting DRAM memory producer Micron Technology - which we sold off entirely - helped as well. All the contributors I mentioned except for Micron were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Electronics

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 943.10	$ 6.76
HypotheticalA	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 940.80	$ 7.96
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 940.10	$ 10.37
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 938.60	$ 10.36
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class
Actual	$ 1,000.00	$ 944.20	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	23.7	19.9
Applied Materials, Inc.	9.2	7.6
Texas Instruments, Inc.	7.8	6.0
Broadcom Corp. Class A	3.7	4.4
Xilinx, Inc.	3.2	3.2
QUALCOMM, Inc.	3.0	1.1
Altera Corp.	2.4	2.1
Varian Semiconductor Equipment Associates, Inc.	2.3	2.2
Lam Research Corp.	2.3	1.6
NVIDIA Corp.	2.2	1.5
	59.8
Top Industries (% of fund's net assets)
As of July 31, 2008
Semiconductors & Semiconductor Equipment	76.0%
Communications Equipment	6.0%
Electrical Equipment	4.9%
Computers & Peripherals	4.3%
Electronic Equipment & Instruments	2.3%
All Others*	6.5%

As of January 31, 2008
Semiconductors & Semiconductor Equipment	77.8%
Communications Equipment	5.1%
Computers & Peripherals	4.0%
Electrical Equipment	3.6%
Electronic Equipment & Instruments	3.0%
All Others*	6.5%

* Includes short-term investments and net other assets.

Annual Report

Advisor Electronics Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CAPITAL MARKETS - 0.3%
Asset Management & Custody Banks - 0.3%
Harris & Harris Group, Inc. (a)	6,852	$ 46,388
CHEMICALS - 1.2%
Specialty Chemicals - 1.2%
Nanophase Technologies Corp. (a)	11,800	23,010
Wacker Chemie AG	700	144,187
		167,197
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Diversified Commercial & Professional Services - 0.7%
Arrowhead Research Corp. (a)	13,716	28,941
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	79,409
		108,350
COMMUNICATIONS EQUIPMENT - 6.0%
Communications Equipment - 6.0%
Alcatel-Lucent SA sponsored ADR	2,700	16,227
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)	12,003	43,691
Cisco Systems, Inc. (a)	10,000	219,900
Nokia Corp. sponsored ADR	1,000	27,320
QUALCOMM, Inc.	7,800	431,652
Research In Motion Ltd. (a)	800	98,256
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,500	15,720
		852,766
COMPUTERS & PERIPHERALS - 4.3%
Computer Hardware - 2.7%
Apple, Inc. (a)	900	143,055
HTC Corp.	15,080	236,661
		379,716
Computer Storage & Peripherals - 1.6%
SanDisk Corp. (a)	7,100	100,110
Synaptics, Inc. (a)	2,800	135,016
		235,126
TOTAL COMPUTERS & PERIPHERALS		614,842
ELECTRICAL EQUIPMENT - 4.9%
Electrical Components & Equipment - 4.9%
First Solar, Inc. (a)	600	171,066
JA Solar Holdings Co. Ltd. ADR (a)	4,300	65,231
Neo-Neon Holdings Ltd.	58,700	25,582
Q-Cells AG (a)	900	87,194
Renewable Energy Corp. AS (a)	3,000	86,879
SolarWorld AG	2,800	130,505
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	3,900	130,494
		696,951

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Electronic Equipment & Instruments - 0.9%
Everlight Electronics Co. Ltd.	28,559	$ 75,583
Ibiden Co. Ltd.	200	5,969
Motech Industries, Inc.	8,217	46,723
		128,275
Electronic Manufacturing Services - 0.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,200	44,460
Technology Distributors - 1.1%
Avnet, Inc. (a)	5,700	155,382
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		328,117
MEDIA - 0.1%
Broadcasting & Cable TV - 0.1%
JumpTV, Inc.	14,600	14,117
METALS & MINING - 0.5%
Diversified Metals & Mining - 0.5%
Timminco Ltd. (a)	2,800	66,182
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 76.0%
Semiconductor Equipment - 19.6%
Applied Materials, Inc.	76,200	1,319,784
ASML Holding NV (NY Shares)	7,100	161,809
Cymer, Inc. (a)	3,400	90,066
FormFactor, Inc. (a)	9,250	160,950
Global Unichip Corp.	7,383	51,168
KLA-Tencor Corp.	500	18,795
Lam Research Corp. (a)	9,900	325,611
MEMC Electronic Materials, Inc. (a)	4,900	226,429
Rubicon Technology, Inc.	2,900	37,700
Tessera Technologies, Inc. (a)	4,300	74,906
Topco Scientific Co. Ltd.	5,840	8,322
Varian Semiconductor Equipment Associates, Inc. (a)	11,300	330,186
		2,805,726
Semiconductors - 56.4%
Advanced Analogic Technologies, Inc. (a)	25,500	105,315
Advanced Micro Devices, Inc. (a)	6,900	29,049
Advanced Semiconductor Engineering, Inc. sponsored ADR	22,081	96,936
Altera Corp.	15,500	340,225
ARM Holdings PLC sponsored ADR	24,500	138,915
Atheros Communications, Inc. (a)	4,800	148,800
Broadcom Corp. Class A (a)	22,100	536,809
Cavium Networks, Inc. (a)	1,700	27,285
Ceva, Inc. (a)	1,200	9,756
Elan Microelectronics Corp.	29,000	35,686
Epistar Corp.	14,153	29,211
Himax Technologies, Inc. sponsored ADR	13,700	52,060
Hittite Microwave Corp. (a)	3,000	95,760
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Infineon Technologies AG sponsored ADR (a)	7,000	$ 52,640
Intel Corp.	152,990	3,394,847
Intersil Corp. Class A	1,000	24,130
Linear Technology Corp.	900	27,945
Marvell Technology Group Ltd. (a)	5,650	83,564
Maxim Integrated Products, Inc.	7,100	139,444
Microchip Technology, Inc.	700	22,351
NVIDIA Corp. (a)	27,400	313,456
PMC-Sierra, Inc. (a)	12,700	91,948
Qimonda AG sponsored ADR (a)	2,700	4,860
Richtek Technology Corp.	14,550	124,203
Samsung Electronics Co. Ltd.	330	182,539
Siliconware Precision Industries Co. Ltd. sponsored ADR	14,443	95,757
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,618	224,371
Texas Instruments, Inc.	45,900	1,119,042
Xilinx, Inc.	18,400	456,872
Zoran Corp. (a)	8,500	70,295
		8,074,071
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		10,879,797
SOFTWARE - 1.9%
Home Entertainment Software - 1.9%
Nintendo Co. Ltd.	600	277,200
TOTAL COMMON STOCKS (Cost $17,632,043)		14,051,907
Money Market Funds - 1.6%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b) (Cost $237,835)	237,835	$ 237,835
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 2.07%, dated 7/31/08 due 8/1/08 (Collateralized by U.S. Government Obligations) # (Cost $41,000)	$ 41,002	41,000
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $17,910,878)		14,330,742
NET OTHER ASSETS - (0.1)%		(20,897)
NET ASSETS - 100%		$ 14,309,845
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$41,000 due 8/01/08 at 2.07%
BNP Paribas Securities Corp.	$ 14,183
Banc of America Securities LLC	2,222
Barclays Capital, Inc.	24,595
$ 41,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,316
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.0%
Taiwan	7.6%
Germany	2.9%
Japan	2.0%
Cayman Islands	1.9%
Korea (South)	1.3%
Canada	1.3%
Netherlands	1.1%
United Kingdom	1.0%
Others (individually less than 1%)	1.9%
100.0%
Income Tax Information

At July 31, 2008, the fund had a capital loss carryforward of approximately $7,629,844 of which $4,774,109, $2,265,871, $279,201 and $310,663 will expire on July 31, 2011, 2012, 2013 and 2016, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $4,004,653 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including repurchase agreements of $41,000) - See accompanying schedule: Unaffiliated issuers (cost $17,673,043)	$ 14,092,907
Fidelity Central Funds (cost $237,835)	237,835
Total Investments (cost $17,910,878)		$ 14,330,742
Foreign currency held at value (cost $6)		6
Receivable for investments sold		105,894
Receivable for fund shares sold		1,201
Dividends receivable		36,811
Distributions receivable from Fidelity Central Funds		339
Prepaid expenses		34
Receivable from investment adviser for expense reductions		882
Other receivables		698
Total assets		14,476,607

Liabilities
Payable to custodian bank	$ 6,211
Payable for investments purchased	60,781
Payable for fund shares redeemed	46,867
Accrued management fee	6,845
Distribution fees payable	7,448
Other affiliated payables	4,634
Other payables and accrued expenses	33,976
Total liabilities		166,762

Net Assets		$ 14,309,845
Net Assets consist of:
Paid in capital		$ 29,828,530
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,938,437)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,580,248)
Net Assets		$ 14,309,845

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,970,469 ÷ 584,806 shares)	$ 6.79

Maximum offering price per share (100/94.25 of $6.79)	$ 7.20
Class T: Net Asset Value and redemption price per share ($4,634,656 ÷ 694,453 shares)	$ 6.67

Maximum offering price per share (100/96.50 of $6.67)	$ 6.91
Class B: Net Asset Value and offering price per share ($2,027,308 ÷ 315,307 shares)A	$ 6.43

Class C: Net Asset Value and offering price per share ($3,324,618 ÷ 517,659 shares)A	$ 6.42

Institutional Class: Net Asset Value, offering price and redemption price per share ($352,794 ÷ 50,816 shares)	$ 6.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 295,354
Interest		1,486
Income from Fidelity Central Funds		7,316
Total income		304,156

Expenses
Management fee	$ 123,214
Transfer agent fees	71,486
Distribution fees	141,553
Accounting fees and expenses	8,606
Custodian fees and expenses	29,850
Independent trustees' compensation	98
Registration fees	46,707
Audit	42,865
Legal	171
Miscellaneous	6,378
Total expenses before reductions	470,928
Expense reductions	(76,237)	394,691
Net investment income (loss)		(90,535)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,341,801)
Foreign currency transactions	(5,774)
Total net realized gain (loss)		(4,347,575)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,232,191)
Assets and liabilities in foreign currencies	(118)
Total change in net unrealized appreciation (depreciation)		(2,232,309)
Net gain (loss)		(6,579,884)
Net increase (decrease) in net assets resulting from operations		$ (6,670,419)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (90,535)	$ (226,545)
Net realized gain (loss)	(4,347,575)	4,562,227
Change in net unrealized appreciation (depreciation)	(2,232,309)	2,119,265
Net increase (decrease) in net assets resulting from operations	(6,670,419)	6,454,947
Share transactions - net increase (decrease)	(8,363,960)	(7,957,827)
Redemption fees	266	878
Total increase (decrease) in net assets	(15,034,113)	(1,502,002)

Net Assets
Beginning of period	29,343,958	30,845,960
End of period	$ 14,309,845	$ 29,343,958

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 7.38	$ 8.04	$ 6.58	$ 6.59
Income from Investment Operations
Net investment income (loss) C	- G	(.03)	(.04)	(.07)	(.09)
Net realized and unrealized gain (loss)	(2.32)	1.76	(.62)	1.53	.08
Total from investment operations	(2.32)	1.73	(.66)	1.46	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.79	$ 9.11	$ 7.38	$ 8.04	$ 6.58
Total Return A,B	(25.47)%	23.44%	(8.21)%	22.19%	(.15)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.72%	1.60%	1.50%	1.59%	1.55%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.39%	1.38%	1.36%	1.38%	1.48%
Net investment income (loss)	(.02)%	(.35)%	(.52)%	(.96)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,970	$ 7,551	$ 7,916	$ 11,397	$ 8,374
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.29	$ 7.96	$ 6.53	$ 6.56
Income from Investment Operations
Net investment income (loss) C	(.02)	(.05)	(.06)	(.08)	(.11)
Net realized and unrealized gain (loss)	(2.29)	1.74	(.61)	1.51	.08
Total from investment operations	(2.31)	1.69	(.67)	1.43	(.03)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.67	$ 8.98	$ 7.29	$ 7.96	$ 6.53
Total Return A,B	(25.72)%	23.18%	(8.42)%	21.90%	(.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.02%	1.89%	1.82%	1.89%	1.83%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.69%	1.75%
Expenses net of all reductions	1.64%	1.64%	1.61%	1.61%	1.72%
Net investment income (loss)	(.27)%	(.60)%	(.77)%	(1.20)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,635	$ 8,103	$ 9,048	$ 12,085	$ 15,445
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.70	$ 7.10	$ 7.78	$ 6.42	$ 6.48
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10)	(.12)	(.14)
Net realized and unrealized gain (loss)	(2.21)	1.69	(.58)	1.48	.08
Total from investment operations	(2.27)	1.60	(.68)	1.36	(.06)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.43	$ 8.70	$ 7.10	$ 7.78	$ 6.42
Total Return A,B	(26.09)%	22.54%	(8.74)%	21.18%	(.93)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.48%	2.36%	2.29%	2.41%	2.41%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.21%	2.25%
Expenses net of all reductions	2.14%	2.13%	2.11%	2.13%	2.23%
Net investment income (loss)	(.77)%	(1.10)%	(1.27)%	(1.72)%	(1.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,027	$ 4,572	$ 6,123	$ 8,963	$ 8,498
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 7.09	$ 7.77	$ 6.41	$ 6.47
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10)	(.11)	(.14)
Net realized and unrealized gain (loss)	(2.21)	1.69	(.58)	1.47	.08
Total from investment operations	(2.27)	1.60	(.68)	1.36	(.06)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.42	$ 8.69	$ 7.09	$ 7.77	$ 6.41
Total Return A,B	(26.12)%	22.57%	(8.75)%	21.22%	(.93)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.47%	2.34%	2.26%	2.31%	2.24%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.18%	2.24%
Expenses net of all reductions	2.14%	2.13%	2.11%	2.11%	2.21%
Net investment income (loss)	(.77)%	(1.10)%	(1.27)%	(1.69)%	(1.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,325	$ 8,389	$ 7,009	$ 11,058	$ 12,322
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 7.51	$ 8.15	$ 6.65	$ 6.64
Income from Investment Operations
Net investment income (loss) B	.02	(.01)	(.02)	(.05)	(.06)
Net realized and unrealized gain (loss)	(2.38)	1.80	(.62)	1.55	.07
Total from investment operations	(2.36)	1.79	(.64)	1.50	.01
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 6.94	$ 9.30	$ 7.51	$ 8.15	$ 6.65
Total Return A	(25.38)%	23.83%	(7.85)%	22.56%	.15%
Ratios to Average Net Assets C,E
Expenses before reductions	1.47%	1.26%	1.11%	1.16%	1.12%
Expenses net of fee waivers, if any	1.15%	1.15%	1.11%	1.16%	1.12%
Expenses net of all reductions	1.14%	1.13%	1.07%	1.08%	1.09%
Net investment income (loss)	.23%	(.10)%	(.23)%	(.67)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353	$ 730	$ 750	$ 899	$ 687
Portfolio turnover rate D	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Electronics

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 421,273
Unrealized depreciation	(4,305,348)
Net unrealized appreciation (depreciation)	(3,884,075)
Capital loss carryforward	(7,629,844)

Cost for federal income tax purposes	$ 18,214,817

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,577,679 and $29,275,643, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,914	$ 403
Class T	.25%	.25%	32,168	336
Class B	.75%	.25%	33,894	25,485
Class C	.75%	.25%	61,577	8,343
			$ 141,553	$ 34,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,126
Class T	1,629
Class B*	5,971
Class C*	258
$ 8,984

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Electronics

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 17,260.31
Class T	22,807.35
Class B	10,570.31
Class C	19,118.31
Institutional Class	1,731.30
	$ 71,486

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,178 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 17,913
Class T	1.65%	23,708
Class B	2.15%	10,993
Class C	2.15%	19,400
Institutional Class	1.15%	1,830
		$ 73,844

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,393 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress.

Annual Report

Notes to Financial Statements - continued

9. Other - continued

Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6,751, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	161,701	172,908	$ 1,242,418	$ 1,452,847
Shares redeemed	(405,321)	(416,578)	(3,221,767)	(3,518,739)
Net increase (decrease)	(243,620)	(243,670)	$ (1,979,349)	$ (2,065,892)
Class T
Shares sold	93,832	96,013	$ 747,770	$ 811,586
Shares redeemed	(301,416)	(434,383)	(2,324,905)	(3,616,000)
Net increase (decrease)	(207,584)	(338,370)	$ (1,577,135)	$ (2,804,414)
Class B
Shares sold	35,607	33,257	$ 276,103	$ 271,410
Shares redeemed	(246,055)	(370,189)	(1,804,727)	(3,005,497)
Net increase (decrease)	(210,448)	(336,932)	$ (1,528,624)	$ (2,734,087)
Class C
Shares sold	107,517	354,933	$ 865,728	$ 2,907,179
Shares redeemed	(555,338)	(378,058)	(3,939,431)	(3,063,507)
Net increase (decrease)	(447,821)	(23,125)	$ (3,073,703)	$ (156,328)
Institutional Class
Shares sold	9,123	23,807	$ 82,426	$ 203,253
Shares redeemed	(36,772)	(45,136)	(287,575)	(400,359)
Net increase (decrease)	(27,649)	(21,329)	$ (205,149)	$ (197,106)

Electronics

Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-35.60%	-1.34%	1.00%
Class T (incl. 3.50% sales charge)	-34.24%	-1.11%	1.01%
Class B (incl. contingent deferred sales charge) A	-35.36%	-1.19%	1.07%
Class C (incl. contingent deferred sales charge) B	-32.80%	-0.87%	0.89%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Comments from Richard Manuel, Portfolio Manager of Fidelity® Advisor Financial Services Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the year, the fund's Class A, Class T, Class B and Class C shares returned -31.67%, -31.85%, -32.21% and -32.18%, respectively (excluding sales charges). These results lagged the S&P 500 and the -29.14% return of the MSCI® US Investable Market Financials Index. Unfavorable industry weightings and stock selection, especially in thrifts and mortgage finance, hurt performance relative to the MSCI index. Freddie Mac and Fannie Mae, government-sponsored mortgage lenders, sank as mounting credit losses pressured their capital ratios. Countrywide Financial, a mortgage originator, suffered from liquidity and bankruptcy concerns related to its subprime exposure. It then declined along with Bank of America, another fund holding that acquired Countrywide before period end. Elsewhere, American International Group (AIG), a multi-line insurer, plunged as mortgage-related investment losses forced it to raise additional capital. Modest gains came from an overweighting in reinsurance, a small cash position and good stock selection among regional banks and diversified banks. Standouts included State Street, an asset management and custody bank benefiting from strong business growth. An underweighting in Merrill Lynch, a troubled investment bank and broker, further aided performance.

For the year, the fund's Institutional Class shares returned -31.47%. This result lagged the S&P 500 and the -29.14% return of the MSCI® US Investable Market Financials Index. Unfavorable industry weightings and stock selection, especially in thrifts and mortgage finance, hurt performance relative to the MSCI index. Freddie Mac and Fannie Mae, government-sponsored mortgage lenders, sank as mounting credit losses pressured their capital ratios. Countrywide Financial, a mortgage originator, suffered from liquidity and bankruptcy concerns related to its subprime exposure. It then declined along with Bank of America, another fund holding that acquired Countrywide before period end. Elsewhere, American International Group (AIG), a multi-line insurer, plunged as mortgage-related investment losses forced it to raise additional capital. Modest gains came from an overweighting in reinsurance, a small cash position and good stock selection among regional banks and diversified banks. Standouts included State Street, an asset management and custody bank benefiting from strong business growth. An underweighting in Merrill Lynch, a troubled investment bank and broker, further aided performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 754.40	$ 5.37
Hypothetical A	$ 1,000.00	$ 1,018.75	$ 6.17
Class T
Actual	$ 1,000.00	$ 753.00	$ 6.49
Hypothetical A	$ 1,000.00	$ 1,017.45	$ 7.47
Class B
Actual	$ 1,000.00	$ 751.00	$ 8.71
Hypothetical A	$ 1,000.00	$ 1,014.92	$ 10.02
Class C
Actual	$ 1,000.00	$ 751.30	$ 8.67
Hypothetical A	$ 1,000.00	$ 1,014.97	$ 9.97
Institutional Class
Actual	$ 1,000.00	$ 755.50	$ 4.06
Hypothetical A	$ 1,000.00	$ 1,020.24	$ 4.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.49%
Class B	2.00%
Class C	1.99%
Institutional Class	.93%

Annual Report

Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	7.8	5.6
JPMorgan Chase & Co.	5.8	6.9
Wells Fargo & Co.	5.2	4.8
American International Group, Inc.	4.0	6.5
ACE Ltd.	3.0	2.9
Citigroup, Inc.	2.6	5.2
PNC Financial Services Group, Inc.	2.4	1.8
Bank of New York Mellon Corp.	2.4	2.0
State Street Corp.	2.2	2.1
Everest Re Group Ltd.	2.1	2.3
	37.5
Top Industries (% of fund's net assets)
As of July 31, 2008
Insurance	24.4%
Diversified Financial Services	19.7%
Capital Markets	18.4%
Commercial Banks	15.7%
Real Estate Investment Trusts	6.1%
All Others*	15.7%

As of January 31, 2008
Insurance	27.0%
Diversified Financial Services	20.7%
Capital Markets	18.8%
Commercial Banks	12.8%
Real Estate Investment Trusts	5.6%
All Others*	15.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
CAPITAL MARKETS - 18.1%
Asset Management & Custody Banks - 10.4%
Bank of New York Mellon Corp.	139,700	$ 4,959,350
EFG International	46,050	1,440,635
Fortress Investment Group LLC (d)	43,500	515,910
Franklin Resources, Inc.	32,300	3,249,703
GLG Partners, Inc. (d)	55,400	511,342
Janus Capital Group, Inc.	67,800	2,057,052
Julius Baer Holding AG	17,384	1,102,311
KKR Private Equity Investors, LP	21,200	291,500
KKR Private Equity Investors, LP Restricted Depositary Units (e)	34,300	471,625
Legg Mason, Inc.	6,000	242,100
State Street Corp.	63,482	4,547,850
T. Rowe Price Group, Inc.	23,100	1,382,535
The Blackstone Group LP	40,700	755,799
		21,527,712
Investment Banking & Brokerage - 7.7%
Charles Schwab Corp.	134,200	3,071,838
Goldman Sachs Group, Inc.	23,700	4,361,748
Lazard Ltd. Class A	19,500	795,795
Lehman Brothers Holdings, Inc.	57,200	991,848
Merrill Lynch & Co., Inc.	121,000	3,224,650
Morgan Stanley	92,100	3,636,108
		16,081,987
TOTAL CAPITAL MARKETS		37,609,699
COMMERCIAL BANKS - 15.0%
Diversified Banks - 9.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	6,800	124,712
ICICI Bank Ltd. sponsored ADR (d)	10,900	322,749
U.S. Bancorp, Delaware (d)	141,100	4,319,071
Wachovia Corp. (d)	255,398	4,410,723
Wells Fargo & Co. (d)	354,500	10,730,715
		19,907,970
Regional Banks - 5.4%
Associated Banc-Corp. (d)	91,900	1,533,811
Boston Private Financial Holdings, Inc.	37,000	289,710
Cathay General Bancorp	72,988	1,163,429
Center Financial Corp., California	12,000	132,000
Huntington Bancshares, Inc. (d)	80,100	562,302
KeyCorp (d)	125,300	1,321,915
M&T Bank Corp. (d)	14,200	999,396
National City Corp.	17,900	84,667
PNC Financial Services Group, Inc.	70,600	5,033,074
Wintrust Financial Corp.	4,200	86,730
		11,207,034
TOTAL COMMERCIAL BANKS		31,115,004

	Shares	Value
CONSUMER FINANCE - 4.1%
Consumer Finance - 4.1%
American Express Co.	41,400	$ 1,536,768
Capital One Financial Corp. (d)	62,630	2,621,692
Discover Financial Services	103,500	1,516,275
Dollar Financial Corp. (a)	40,562	784,469
SLM Corp. (a)	117,400	2,011,062
		8,470,266
DIVERSIFIED FINANCIAL SERVICES - 19.7%
Other Diversifed Financial Services - 16.2%
Bank of America Corp.	491,040	16,155,216
Citigroup, Inc. (d)	294,262	5,499,757
JPMorgan Chase & Co.	295,894	12,022,173
		33,677,146
Specialized Finance - 3.5%
CIT Group, Inc.	101,800	863,264
CME Group, Inc. (d)	8,325	2,998,082
Deutsche Boerse AG	14,700	1,673,477
JSE Ltd.	30,200	192,446
KKR Financial Holdings LLC	92,500	949,975
MarketAxess Holdings, Inc. (a)	55,900	541,112
		7,218,356
TOTAL DIVERSIFIED FINANCIAL SERVICES		40,895,502
INSURANCE - 23.3%
Insurance Brokers - 0.6%
National Financial Partners Corp. (d)	28,600	596,310
Willis Group Holdings Ltd.	19,140	598,508
		1,194,818
Life & Health Insurance - 5.9%
AFLAC, Inc.	42,600	2,368,986
MetLife, Inc. (d)	81,500	4,137,755
Principal Financial Group, Inc.	53,000	2,253,030
Prudential Financial, Inc. (d)	50,500	3,482,985
		12,242,756
Multi-Line Insurance - 5.9%
American International Group, Inc.	319,260	8,316,723
Assurant, Inc.	21,800	1,310,616
Hartford Financial Services Group, Inc.	41,300	2,618,007
		12,245,346
Property & Casualty Insurance - 5.8%
ACE Ltd.	123,000	6,236,100
Argo Group International Holdings, Ltd. (a)	33,011	1,123,694
Aspen Insurance Holdings Ltd.	200	5,078
Axis Capital Holdings Ltd.	20,800	658,944
Berkshire Hathaway, Inc. Class A (a)	16	1,831,200
LandAmerica Financial Group, Inc. (d)	14,400	165,456
MBIA, Inc. (d)	37,800	224,154
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
The Travelers Companies, Inc.	29,800	$ 1,314,776
United America Indemnity Ltd. Class A (a)	37,900	493,837
		12,053,239
Reinsurance - 5.1%
Everest Re Group Ltd.	54,200	4,433,560
IPC Holdings Ltd.	31,666	1,016,479
Max Capital Group Ltd.	55,676	1,306,716
Montpelier Re Holdings Ltd.	17,900	281,030
Platinum Underwriters Holdings Ltd.	56,300	2,032,430
RenaissanceRe Holdings Ltd.	30,400	1,546,448
		10,616,663
TOTAL INSURANCE		48,352,822
IT SERVICES - 0.5%
Data Processing & Outsourced Services - 0.5%
Visa, Inc.	15,100	1,103,206
REAL ESTATE INVESTMENT TRUSTS - 6.1%
Mortgage REITs - 1.3%
Annaly Capital Management, Inc.	144,500	2,177,615
Chimera Investment Corp.	62,000	476,780
		2,654,395
Residential REITs - 1.5%
Equity Lifestyle Properties, Inc.	35,500	1,704,355
UDR, Inc.	57,700	1,473,658
		3,178,013
Retail REITs - 3.3%
CBL & Associates Properties, Inc.	22,392	434,853
Developers Diversified Realty Corp.	68,900	2,202,044
General Growth Properties, Inc.	94,700	2,595,727
Simon Property Group, Inc.	17,800	1,648,814
		6,881,438
TOTAL REAL ESTATE INVESTMENT TRUSTS		12,713,846
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
Real Estate Management & Development - 1.3%
Meruelo Maddux Properties, Inc. (a)	90,300	174,279
Mitsubishi Estate Co. Ltd.	108,000	2,600,980
		2,775,259
THRIFTS & MORTGAGE FINANCE - 3.0%
Thrifts & Mortgage Finance - 3.0%
Fannie Mae	157,985	1,816,828
Freddie Mac	81,900	669,123
Hudson City Bancorp, Inc.	134,375	2,453,688
IndyMac Bancorp, Inc. (d)	33,000	4,455

	Shares	Value
Radian Group, Inc.	46,000	$ 80,040
Washington Mutual, Inc. (d)	211,571	1,127,673
		6,151,807
TOTAL COMMON STOCKS (Cost $200,227,796)		189,187,411
Convertible Preferred Stocks - 2.2%

CAPITAL MARKETS - 0.3%
Investment Banking & Brokerage - 0.3%
Lehman Brothers Holdings, Inc. Series P, 7.25%	830	539,500
COMMERCIAL BANKS - 0.7%
Regional Banks - 0.7%
Huntington Bancshares, Inc. 8.50%	900	701,946
National City Corp.	7	662,200
		1,364,146
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Specialized Finance - 0.0%
CIT Group, Inc. Series C, 8.75%	2,000	93,840
INSURANCE - 1.1%
Multi-Line Insurance - 1.1%
American International Group, Inc. Series A, 8.50%	39,200	2,243,926
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 8.75%	10,500	254,625
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,995,000)		4,496,037
Money Market Funds - 24.3%

Fidelity Cash Central Fund, 2.35% (b)	14,462,240	14,462,240
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	35,912,105	35,912,105
TOTAL MONEY MARKET FUNDS (Cost $50,374,345)		50,374,345
TOTAL INVESTMENT PORTFOLIO - 117.6% (Cost $256,597,141)		244,057,793
NET OTHER ASSETS - (17.6)%		(36,478,362)
NET ASSETS - 100%		$ 207,579,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $471,625 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 264,151
Fidelity Securities Lending Cash Central Fund	208,998
Total	$ 473,149
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Bermuda	6.7%
Switzerland	4.2%
Japan	1.2%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $26,184,414 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $34,496,028) - See accompanying schedule: Unaffiliated issuers (cost $206,222,796)	$ 193,683,448
Fidelity Central Funds (cost $50,374,345)	50,374,345
Total Investments (cost $256,597,141)		$ 244,057,793
Receivable for investments sold		1,449,316
Receivable for fund shares sold		1,436,075
Dividends receivable		226,508
Distributions receivable from Fidelity Central Funds		31,146
Prepaid expenses		1,073
Other receivables		1
Total assets		247,201,912

Liabilities
Payable for investments purchased	$ 3,085,818
Payable for fund shares redeemed	350,460
Accrued management fee	89,358
Distribution fees payable	83,369
Other affiliated payables	60,658
Other payables and accrued expenses	40,713
Collateral on securities loaned, at value	35,912,105
Total liabilities		39,622,481

Net Assets		$ 207,579,431
Net Assets consist of:
Paid in capital		$ 247,874,023
Undistributed net investment income		2,125,111
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,880,678)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(12,539,025)
Net Assets		$ 207,579,431

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($90,037,012 ÷ 6,833,655 shares)	$ 13.18

Maximum offering price per share (100/94.25 of $13.18)	$ 13.98
Class T: Net Asset Value and redemption price per share ($53,525,842 ÷ 4,073,551 shares)	$ 13.14

Maximum offering price per share (100/96.50 of $13.14)	$ 13.62
Class B: Net Asset Value and offering price per share ($20,420,273 ÷ 1,588,888 shares)A	$ 12.85

Class C: Net Asset Value and offering price per share ($37,776,918 ÷ 2,956,481 shares)A	$ 12.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,819,386 ÷ 435,086 shares)	$ 13.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 7,484,663
Interest		14,126
Income from Fidelity Central Funds		473,149
Total income		7,971,938

Expenses
Management fee	$ 1,495,035
Transfer agent fees	805,967
Distribution fees	1,465,062
Accounting and security lending fees	109,708
Custodian fees and expenses	12,212
Independent trustees' compensation	1,186
Registration fees	51,656
Audit	56,685
Legal	1,609
Interest	3,760
Miscellaneous	50,611
Total expenses before reductions	4,053,491
Expense reductions	(2,391)	4,051,100
Net investment income (loss)		3,920,838
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,369,015)
Investment not meeting investment restrictions	(938)
Foreign currency transactions	(4,265)
Payment from investment advisor for loss on investment not meeting investment restrictions	1,287
Total net realized gain (loss)		(25,372,931)
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,625,062)
Assets and liabilities in foreign currencies	3,848
Total change in net unrealized appreciation (depreciation)		(75,621,214)
Net gain (loss)		(100,994,145)
Net increase (decrease) in net assets resulting from operations		$ (97,073,307)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,920,838	$ 2,504,527
Net realized gain (loss)	(25,372,931)	49,174,884
Change in net unrealized appreciation (depreciation)	(75,621,214)	(30,974,733)
Net increase (decrease) in net assets resulting from operations	(97,073,307)	20,704,678
Distributions to shareholders from net investment income	(2,830,191)	(1,993,507)
Distributions to shareholders from net realized gain	(22,361,262)	(54,831,267)
Total distributions	(25,191,453)	(56,824,774)
Share transactions - net increase (decrease)	(845,081)	(19,915,758)
Redemption fees	10,552	2,369
Total increase (decrease) in net assets	(123,099,289)	(56,033,485)

Net Assets
Beginning of period	330,678,720	386,712,205
End of period (including undistributed net investment income of $2,125,111 and undistributed net investment income of $1,282,613, respectively)	$ 207,579,431	$ 330,678,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.02	$ 23.34	$ 23.01	$ 22.17	$ 19.98
Income from Investment Operations
Net investment income (loss) C	.30	.23	.20	.19	.14
Net realized and unrealized gain (loss)	(6.41)	.92	2.02	2.48	2.20
Total from investment operations	(6.11)	1.15	2.22	2.67	2.34
Distributions from net investment income	(.27)	(.22)	(.26)	(.07)	(.15)
Distributions from net realized gain	(1.46)	(3.25)	(1.63)	(1.76)	-
Total distributions	(1.73)	(3.47) H	(1.89)	(1.83)	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.18	$ 21.02	$ 23.34	$ 23.01	$ 22.17
Total Return A, B	(31.67)%	4.54%	10.32%	12.60%	11.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.23%	1.25%	1.26%	1.27%
Expenses net of fee waivers, if any	1.21%	1.23%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.21%	1.22%	1.23%	1.23%	1.25%
Net investment income (loss)	1.75%	1.01%	.87%	.88%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,037	$ 106,722	$ 85,356	$ 68,012	$ 58,222
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.94	$ 23.26	$ 22.87	$ 22.07	$ 19.90
Income from Investment Operations
Net investment income (loss) C	.26	.18	.15	.14	.09
Net realized and unrealized gain (loss)	(6.41)	.91	2.02	2.47	2.19
Total from investment operations	(6.15)	1.09	2.17	2.61	2.28
Distributions from net investment income	(.19)	(.16)	(.15)	(.05)	(.11)
Distributions from net realized gain	(1.46)	(3.25)	(1.63)	(1.76)	-
Total distributions	(1.65)	(3.41) H	(1.78)	(1.81)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.14	$ 20.94	$ 23.26	$ 22.87	$ 22.07
Total Return A, B	(31.85)%	4.25%	10.11%	12.37%	11.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.46%	1.47%	1.48%	1.50%
Expenses net of fee waivers, if any	1.47%	1.46%	1.47%	1.48%	1.50%
Expenses net of all reductions	1.47%	1.46%	1.46%	1.46%	1.48%
Net investment income (loss)	1.50%	.77%	.65%	.66%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,526	$ 95,426	$ 113,344	$ 128,388	$ 144,887
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.44	$ 22.75	$ 22.33	$ 21.65	$ 19.53
Income from Investment Operations
Net investment income (loss) C	.18	.06	.03	.03	(.02)
Net realized and unrealized gain (loss)	(6.29)	.89	1.97	2.41	2.16
Total from investment operations	(6.11)	.95	2.00	2.44	2.14
Distributions from net investment income	(.04)	(.02)	(.01)	-	(.02)
Distributions from net realized gain	(1.44)	(3.25)	(1.57)	(1.76)	-
Total distributions	(1.48)	(3.26) H	(1.58)	(1.76)	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.85	$ 20.44	$ 22.75	$ 22.33	$ 21.65
Total Return A, B	(32.21)%	3.71%	9.52%	11.78%	10.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.98%	1.99%	2.00%	2.02%
Expenses net of fee waivers, if any	1.96%	1.98%	1.99%	2.00%	2.02%
Expenses net of all reductions	1.96%	1.98%	1.98%	1.98%	2.00%
Net investment income (loss)	1.01%	.25%	.13%	.14%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,420	$ 64,837	$ 113,652	$ 145,046	$ 179,873
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.40	$ 22.74	$ 22.34	$ 21.65	$ 19.53
Income from Investment Operations
Net investment income (loss) C	.17	.06	.04	.04	(.01)
Net realized and unrealized gain (loss)	(6.24)	.90	1.98	2.42	2.15
Total from investment operations	(6.07)	.96	2.02	2.46	2.14
Distributions from net investment income	(.09)	(.05)	(.02)	(.01)	(.02)
Distributions from net realized gain	(1.46)	(3.25)	(1.60)	(1.76)	-
Total distributions	(1.55)	(3.30) H	(1.62)	(1.77)	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.78	$ 20.40	$ 22.74	$ 22.34	$ 21.65
Total Return A, B	(32.18)%	3.75%	9.58%	11.88%	10.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.94%	1.94%	1.95%	1.97%
Expenses net of fee waivers, if any	1.96%	1.94%	1.94%	1.95%	1.97%
Expenses net of all reductions	1.96%	1.94%	1.93%	1.92%	1.95%
Net investment income (loss)	1.01%	.29%	.18%	.19%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,777	$ 55,219	$ 62,469	$ 72,181	$ 86,199
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.32	$ 23.63	$ 23.29	$ 22.37	$ 20.17
Income from Investment Operations
Net investment income (loss) B	.36	.31	.29	.29	.23
Net realized and unrealized gain (loss)	(6.51)	.93	2.05	2.50	2.21
Total from investment operations	(6.15)	1.24	2.34	2.79	2.44
Distributions from net investment income	(.33)	(.30)	(.37)	(.11)	(.24)
Distributions from net realized gain	(1.46)	(3.25)	(1.63)	(1.76)	-
Total distributions	(1.79)	(3.55) G	(2.00)	(1.87)	(.24)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 13.38	$ 21.32	$ 23.63	$ 23.29	$ 22.37
Total Return A	(31.47)%	4.88%	10.78%	13.06%	12.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.86%	.86%	.88%
Expenses net of fee waivers, if any	.93%	.89%	.86%	.86%	.88%
Expenses net of all reductions	.92%	.88%	.85%	.84%	.85%
Net investment income (loss)	2.04%	1.34%	1.26%	1.28%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,819	$ 8,474	$ 11,892	$ 12,629	$ 13,008
Portfolio turnover rate D	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.
When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,409,453
Unrealized depreciation	(46,968,925)
Net unrealized appreciation (depreciation)	(16,559,472)
Undistributed ordinary income	1,761,872
Undistributed long-term capital gain	269,334

Cost for federal income tax purposes	$ 260,617,265

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 3,522,419	$ 3,815,559
Long-term Capital Gains	21,669,034	53,009,215
Total	$ 25,191,453	$ 56,824,774

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Financial Services

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,065,281 and $156,248,529, respectively.

The Fund realized a gain and loss of $349 and $1,287, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $1,287 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 253,057	$ 8,460
Class T	.25%	.25%	370,468	2,944
Class B	.75%	.25%	381,499	286,457
Class C	.75%	.25%	460,038	48,563
			$ 1,465,062	$ 346,424

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,918
Class T	15,214
Class B*	50,358
Class C*	6,763
$ 151,253

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 305,716.30
Class T	227,098.31
Class B	113,846.30
Class C	135,846.29
Institutional Class	23,461.26
	$ 805,967

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,206 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,854,125	4.39%	$ 3,760

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $700 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208,998.

Financial Services

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,111 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,280

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $95,210, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 1,429,035	$ 867,686
Class T	833,715	765,107
Class B	103,026	69,445
Class C	241,388	139,125
Institutional Class	223,027	152,144
Total	$ 2,830,191	$ 1,993,507
From net realized gain
Class A	$ 7,599,793	$ 12,753,057
Class T	6,343,916	15,966,933
Class B	3,935,726	15,271,397
Class C	3,829,942	9,173,101
Institutional Class	651,885	1,666,779
Total	$ 22,361,262	$ 54,831,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,476,462	2,132,186	$ 58,217,275	$ 48,786,912
Reinvestment of distributions	413,881	548,319	8,062,306	12,292,012
Shares redeemed	(2,133,725)	(1,259,845)	(36,028,050)	(28,919,491)
Net increase (decrease)	1,756,618	1,420,660	$ 30,251,531	$ 32,159,433
Class T
Shares sold	825,338	372,346	$ 13,397,557	$ 8,558,636
Reinvestment of distributions	344,513	703,948	6,720,713	15,750,996
Shares redeemed	(1,652,503)	(1,393,386)	(28,919,771)	(31,851,718)
Net increase (decrease)	(482,652)	(317,092)	$ (8,801,501)	$ (7,542,086)
Class B
Shares sold	511,474	242,400	$ 8,246,792	$ 5,428,899
Reinvestment of distributions	187,873	609,690	3,607,784	13,365,246
Shares redeemed	(2,282,248)	(2,676,523)	(40,060,805)	(59,803,637)
Net increase (decrease)	(1,582,901)	(1,824,433)	$ (28,206,229)	$ (41,009,492)
Class C
Shares sold	1,114,854	284,897	$ 17,550,045	$ 6,372,368
Reinvestment of distributions	173,040	345,073	3,294,216	7,545,497
Shares redeemed	(1,038,077)	(670,985)	(17,222,702)	(14,937,683)
Net increase (decrease)	249,817	(41,015)	$ 3,621,559	$ (1,019,818)
Institutional Class
Shares sold	1,075,511	75,332	$ 20,129,434	$ 1,755,195
Reinvestment of distributions	36,137	56,949	687,993	1,292,278
Shares redeemed	(1,074,000)	(238,050)	(18,527,868)	(5,551,268)
Net increase (decrease)	37,648	(105,769)	$ 2,289,559	$ (2,503,795)

Financial Services

Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	5.11%	26.87%	15.75%
Class T (incl. 3.50% sales charge) C	7.37%	27.21%	15.80%
Class B (incl. contingent deferred sales charge) A,C	5.62%	27.26%	15.84%
Class C (incl. contingent deferred sales charge) B,C	9.71%	27.48%	15.62%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Energy operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Energy Fund

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned 11.52%, 11.27%, 10.62% and 10.71%, respectively (excluding sales charges), outperforming the S&P 500 and the 9.51% gain of the MSCI® US Investable Market Energy Index. Aggressive sector weightings and solid stock selection were key components of the fund's superior performance versus the MSCI index. Underweighting integrated oil stocks gave the fund a strong relative boost, as this industry lagged. A large underweighting in integrated oil company Exxon Mobil was the fund's top contributor. Overweighting the strong-performing coal industry also benefited performance, especially the fund's large stakes in U.S. coal companies CONSOL Energy and Peabody Energy. Overweighting the oil and gas exploration and production (E&P) industry contributed positively, led by an outsized position in Petrohawk, which owns land in the Haynesville shale region of North Louisiana, one of the most promising natural gas reserves in the United States. A large stake in oil-rig manufacturer National Oilwell Varco was another leading contributor, along with a non-index position in Danish wind turbine manufacturer Vestas Wind Systems. Foreign holdings benefited from currency fluctuations as well. Overweighting the oil and gas refining and marketing segment proved disappointing. The biggest detractors were U.S. oil refiners Valero Energy and Sunoco, and West Coast oil and gas refiner Tesoro. Underweighting oil and gas equipment company Schlumberger and integrated oil company Occidental Petroleum also hurt fund performance when these stocks outperformed.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned 11.83%, outperforming the S&P 500 and the 9.51% gain of the MSCI® US Investable Market Energy Index. Aggressive sector weightings and solid stock selection were key components of the fund's superior performance versus the MSCI index. Underweighting integrated oil stocks gave the fund a strong relative boost, as this industry lagged. A large underweighting in integrated oil company Exxon Mobil was the fund's top contributor. Overweighting the strong-performing coal industry also benefited performance, especially the fund's large stakes in U.S. coal companies CONSOL Energy and Peabody Energy. Overweighting the oil and gas exploration and production (E&P) industry contributed positively, led by an outsized position in Petrohawk, which owns land in the Haynesville shale region of North Louisiana, one of the most promising natural gas reserves in the United States. A large stake in oil-rig manufacturer National Oilwell Varco was another leading contributor, along with a non-index position in Danish wind turbine manufacturer Vestas Wind Systems. Foreign holdings benefited from currency fluctuations as well. Overweighting the oil and gas refining and marketing segment proved disappointing. The biggest detractors were U.S. oil refiners Valero Energy and Sunoco, and West Coast oil and gas refiner Tesoro. Underweighting oil and gas equipment company Schlumberger and integrated oil company Occidental Petroleum also hurt fund performance when these stocks outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy

Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 1,055.00	$ 5.82
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.72
Class T
Actual	$ 1,000.00	$ 1,053.70	$ 6.94
HypotheticalA	$ 1,000.00	$ 1,018.10	$ 6.82
Class B
Actual	$ 1,000.00	$ 1,050.60	$ 9.89
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,051.00	$ 9.54
HypotheticalA	$ 1,000.00	$ 1,015.56	$ 9.37
Institutional Class
Actual	$ 1,000.00	$ 1,056.30	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.59	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.14%
Class T	1.36%
Class B	1.94%
Class C	1.87%
Institutional Class	.86%

Annual Report

Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	6.3	5.9
ConocoPhillips	5.7	2.8
Range Resources Corp.	4.5	5.2
Schlumberger Ltd. (NY Shares)	4.3	4.3
Nabors Industries Ltd.	4.1	0.6
Valero Energy Corp.	3.7	6.6
Peabody Energy Corp.	3.6	3.8
Ultra Petroleum Corp.	3.2	3.6
Occidental Petroleum Corp.	3.0	1.7
Petrohawk Energy Corp.	2.9	1.3
	41.3
Top Industries (% of fund's net assets)
As of July 31, 2008
Oil, Gas & Consumable Fuels	61.9%
Energy Equipment & Services	31.2%
Electrical Equipment	5.0%
Construction & Engineering	0.6%
Gas Utilities	0.3%
All Others*	1.0%

As of January 31, 2008
Oil, Gas & Consumable Fuels	69.9%
Energy Equipment & Services	24.9%
Electrical Equipment	3.3%
Construction & Engineering	0.7%
Chemicals	0.5%
All Others*	0.7%

* Includes short-term investments and net other assets.

Annual Report

Advisor Energy Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	16,062	$ 297,629
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	76,900	5,947,446
ELECTRICAL EQUIPMENT - 5.0%
Electrical Components & Equipment - 3.9%
Evergreen Solar, Inc. (a)	406,119	3,793,151
First Solar, Inc. (a)	26,700	7,612,437
JA Solar Holdings Co. Ltd. ADR (a)(d)	481,218	7,300,077
Q-Cells AG (a)(d)	54,693	5,298,765
Renewable Energy Corp. AS (a)	145,000	4,199,136
Sunpower Corp. Class A (a)(d)	111,498	8,782,697
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	97,800	3,272,388
		40,258,651
Heavy Electrical Equipment - 1.1%
Vestas Wind Systems AS (a)	91,500	11,933,142
TOTAL ELECTRICAL EQUIPMENT		52,191,793
ENERGY EQUIPMENT & SERVICES - 31.2%
Oil & Gas Drilling - 9.7%
Atwood Oceanics, Inc. (a)	190,200	8,732,082
ENSCO International, Inc.	122,400	8,462,736
Helmerich & Payne, Inc.	96,022	5,677,781
Hercules Offshore, Inc. (a)	250,794	6,262,326
Nabors Industries Ltd. (a)	1,177,554	42,933,619
Noble Corp.	89,500	4,642,365
Patterson-UTI Energy, Inc.	445,747	12,668,130
Pride International, Inc. (a)	99,500	3,856,620
Rowan Companies, Inc.	179,800	7,156,040
Transocean, Inc. (a)	864	117,530
		100,509,229
Oil & Gas Equipment & Services - 21.5%
Baker Hughes, Inc.	33	2,736
BJ Services Co.	483,574	14,217,076
Complete Production Services, Inc. (a)	96,400	3,069,376
Dril-Quip, Inc. (a)	20,600	1,115,284
Exterran Holdings, Inc. (a)	71,675	4,045,337
FMC Technologies, Inc. (a)	123,800	7,648,364
Fugro NV (Certificaten Van Aandelen) unit	93,393	6,626,115
Halliburton Co.	556,460	24,940,537
NATCO Group, Inc. Class A (a)	25,900	1,234,135
National Oilwell Varco, Inc. (a)	832,157	65,432,503
Oil States International, Inc. (a)	48,400	2,656,192
ProSafe ASA	397,400	3,455,926
Schlumberger Ltd. (NY Shares)	443,800	45,090,080
Smith International, Inc.	126,327	9,396,202
Superior Energy Services, Inc. (a)	149,700	7,100,271

	Shares	Value
Tenaris SA sponsored ADR	41,300	$ 2,488,325
Tidewater, Inc.	200	11,988
TSC Offshore Group Ltd. (a)	1,674,000	493,514
Weatherford International Ltd. (a)	666,600	25,150,818
		224,174,779
TOTAL ENERGY EQUIPMENT & SERVICES		324,684,008
GAS UTILITIES - 0.3%
Gas Utilities - 0.3%
Questar Corp.	51,300	2,712,744
Zhongyu Gas Holdings Ltd. (a)	6,592,000	566,120
		3,278,864
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Walter Industries, Inc.	28,600	2,999,282
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Vallourec SA	8,300	2,471,319
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Timminco Ltd. (a)	81,100	1,916,902
MULTI-UTILITIES - 0.0%
Multi-Utilities - 0.0%
Sempra Energy	4	225
OIL, GAS & CONSUMABLE FUELS - 61.9%
Coal & Consumable Fuels - 7.1%
Arch Coal, Inc.	195,285	10,996,498
CONSOL Energy, Inc.	127,134	9,457,498
Foundation Coal Holdings, Inc.	128,300	7,621,020
International Coal Group, Inc. (a)	33,600	351,792
Massey Energy Co.	81,200	6,029,100
Natural Resource Partners LP	4,700	178,177
Peabody Energy Corp.	544,547	36,838,605
PT Bumi Resources Tbk	2,851,800	2,115,922
		73,588,612
Integrated Oil & Gas - 15.1%
Chevron Corp.	38,500	3,255,560
ConocoPhillips	724,194	59,108,714
Exxon Mobil Corp.	212,843	17,118,962
Hess Corp.	265,400	26,911,560
Occidental Petroleum Corp.	401,800	31,673,894
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	342,100	15,681,864
Suncor Energy, Inc.	70,800	3,848,931
		157,599,485
Oil & Gas Exploration & Production - 30.5%
American Oil & Gas, Inc. NV (a)(d)	84,003	266,290
Cabot Oil & Gas Corp.	673,925	29,659,439
Canadian Natural Resources Ltd.	168,000	13,128,564
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Chesapeake Energy Corp.	353,100	$ 17,707,965
Comstock Resources, Inc. (a)	162,998	9,944,508
Concho Resources, Inc.	253,498	8,302,060
Continental Resources, Inc. (a)(d)	151,886	8,675,728
Denbury Resources, Inc. (a)	387,800	10,912,692
Encore Acquisition Co. (a)	113,062	6,995,146
EOG Resources, Inc.	1,284	129,081
EXCO Resources, Inc. (a)	225,253	5,867,841
Forest Oil Corp. (a)	107,000	6,102,210
GMX Resources, Inc. (a)(d)	30,200	1,772,740
Goodrich Petroleum Corp. (a)	39,600	1,815,660
Junex, Inc. (a)	112,600	392,618
Kodiak Oil & Gas Corp. (a)	168,100	561,454
Newfield Exploration Co. (a)	21,800	1,067,764
Nexen, Inc.	189,200	5,952,173
Northern Oil & Gas, Inc. (a)(d)	12,300	114,144
Oil Search Ltd.	557,156	3,006,221
OPTI Canada, Inc. (a)	155,600	2,954,402
Penn Virginia Corp.	145,464	8,836,938
Petrohawk Energy Corp. (a)	894,757	29,813,303
Petroquest Energy, Inc. (a)	100,185	2,090,861
Plains Exploration & Production Co. (a)	375,680	21,026,810
Questerre Energy Corp. (a)(d)	121,900	403,615
Quicksilver Resources, Inc. (a)	428,400	11,206,944
Range Resources Corp.	963,888	46,806,401
SandRidge Energy, Inc.	102,900	5,030,781
Southwestern Energy Co. (a)	569,900	20,693,069
Talisman Energy, Inc.	135,900	2,430,365
Ultra Petroleum Corp. (a)	470,300	33,570,014
Vanguard Natural Resources LLC	5,600	86,352
XTO Energy, Inc.	2,225	105,087
		317,429,240
Oil & Gas Refining & Marketing - 7.8%
Frontier Oil Corp.	318,914	5,820,181
Holly Corp.	168,979	4,829,420
Petroplus Holdings AG	29,887	1,205,604

	Shares	Value
Sunoco, Inc. (d)	531,805	$ 21,596,601
Tesoro Corp.	532,676	8,224,517
Valero Energy Corp.	1,154,481	38,571,210
Western Refining, Inc. (d)	122,466	974,829
		81,222,362
Oil & Gas Storage & Transport - 1.4%
El Paso Pipeline Partners LP	37,200	725,400
Energy Transfer Equity LP	76,933	2,286,449
Williams Companies, Inc.	348,777	11,178,303
		14,190,152
TOTAL OIL, GAS & CONSUMABLE FUELS		644,029,851
TOTAL COMMON STOCKS (Cost $836,238,786)		1,037,817,319
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 2.35% (b)	4,099,123	4,099,123
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	30,259,025	30,259,025
TOTAL MONEY MARKET FUNDS (Cost $34,358,148)		34,358,148
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $870,596,934)		1,072,175,467
NET OTHER ASSETS - (3.1)%		(31,945,552)
NET ASSETS - 100%		$ 1,040,229,915
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 222,974
Fidelity Securities Lending Cash Central Fund	89,431
Total	$ 312,405
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.3%
Canada	6.3%
Netherlands Antilles	4.3%
Cayman Islands	1.6%
Brazil	1.5%
Denmark	1.1%
Others (individually less than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy

Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $28,586,972) - See accompanying schedule: Unaffiliated issuers (cost $836,238,786)	$ 1,037,817,319
Fidelity Central Funds (cost $34,358,148)	34,358,148
Total Investments (cost $870,596,934)		$ 1,072,175,467
Receivable for investments sold		12,849,611
Receivable for fund shares sold		1,049,552
Dividends receivable		374,693
Distributions receivable from Fidelity Central Funds		28,591
Prepaid expenses		2,685
Other receivables		17,361
Total assets		1,086,497,960

Liabilities
Payable for investments purchased	$ 9,364,496
Payable for fund shares redeemed	5,278,370
Accrued management fee	529,154
Distribution fees payable	501,342
Other affiliated payables	287,490
Other payables and accrued expenses	48,168
Collateral on securities loaned, at value	30,259,025
Total liabilities		46,268,045

Net Assets		$ 1,040,229,915
Net Assets consist of:
Paid in capital		$ 686,998,673
Accumulated net investment loss		(795)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		151,653,495
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		201,578,542
Net Assets		$ 1,040,229,915

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($355,199,948 ÷ 7,070,724 shares)	$ 50.24

Maximum offering price per share (100/94.25 of $50.24)	$ 53.31
Class T: Net Asset Value and redemption price per share ($407,784,394 ÷ 7,934,008 shares)	$ 51.40

Maximum offering price per share (100/96.50 of $51.40)	$ 53.26
Class B: Net Asset Value and offering price per share ($98,602,010 ÷ 2,039,294 shares)A	$ 48.35

Class C: Net Asset Value and offering price per share ($156,393,491 ÷ 3,216,060 shares)A	$ 48.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,250,072 ÷ 429,842 shares)	$ 51.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Energy

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 8,505,753
Interest		7,120
Income from Fidelity Central Funds		312,405
Total income		8,825,278

Expenses
Management fee	$ 6,031,676
Transfer agent fees	2,742,854
Distribution fees	5,762,200
Accounting and security lending fees	358,686
Custodian fees and expenses	62,322
Independent trustees' compensation	4,672
Registration fees	107,864
Audit	49,970
Legal	4,012
Interest	4,402
Miscellaneous	118,166
Total expenses before reductions	15,246,824
Expense reductions	(36,850)	15,209,974
Net investment income (loss)		(6,384,696)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,424)	190,287,771
Foreign currency transactions	49,151
Total net realized gain (loss)		190,336,922
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,594)	(81,040,630)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(81,040,623)
Net gain (loss)		109,296,299
Net increase (decrease) in net assets resulting from operations		$ 102,911,603

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,384,696)	$ (2,803,549)
Net realized gain (loss)	190,336,922	67,298,011
Change in net unrealized appreciation (depreciation)	(81,040,623)	88,822,102
Net increase (decrease) in net assets resulting from operations	102,911,603	153,316,564
Distributions to shareholders from net realized gain	(64,657,747)	(117,273,909)
Share transactions - net increase (decrease)	82,916,045	40,324,071
Redemption fees	43,632	36,406
Total increase (decrease) in net assets	121,213,533	76,403,132

Net Assets
Beginning of period	919,016,382	842,613,250
End of period (including accumulated net investment loss of $795 and accumulated net investment loss of $26,290, respectively)	$ 1,040,229,915	$ 919,016,382

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 48.28	$ 46.39	$ 40.93	$ 29.12	$ 21.65
Income from Investment Operations
Net investment income (loss) C	(.17)	(.02) F	(.04)	.06	.07
Net realized and unrealized gain (loss)	5.59	8.42	12.30	12.21	7.50
Total from investment operations	5.42	8.40	12.26	12.27	7.57
Distributions from net investment income	-	-	-	(.06)	(.10)
Distributions from net realized gain	(3.46)	(6.51)	(6.81)	(.41)	-
Total distributions	(3.46)	(6.51)	(6.81)	(.47)	(.10)
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 50.24	$ 48.28	$ 46.39	$ 40.93	$ 29.12
Total Return A,B	11.52%	22.08%	32.90%	42.69%	35.08%
Ratios to Average Net Assets D,G
Expenses before reductions	1.14%	1.19%	1.21%	1.25%	1.30%
Expenses net of fee waivers, if any	1.14%	1.19%	1.21%	1.25%	1.30%
Expenses net of all reductions	1.14%	1.19%	1.17%	1.19%	1.29%
Net investment income (loss)	(.32)%	(.05)% F	(.09)%	.19%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,200	$ 268,108	$ 204,391	$ 90,342	$ 44,315
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 49.26	$ 47.18	$ 41.46	$ 29.52	$ 21.97
Income from Investment Operations
Net investment income (loss) C	(.29)	(.11) F	(.13)	- H	.03
Net realized and unrealized gain (loss)	5.72	8.61	12.49	12.37	7.60
Total from investment operations	5.43	8.50	12.36	12.37	7.63
Distributions from net investment income	-	-	-	(.03)	(.08)
Distributions from net realized gain	(3.29)	(6.42)	(6.65)	(.41)	-
Total distributions	(3.29)	(6.42)	(6.65)	(.44)	(.08)
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 51.40	$ 49.26	$ 47.18	$ 41.46	$ 29.52
Total Return A,B	11.27%	21.84%	32.60%	42.41%	34.82%
Ratios to Average Net Assets D,G
Expenses before reductions	1.36%	1.40%	1.42%	1.44%	1.48%
Expenses net of fee waivers, if any	1.36%	1.40%	1.42%	1.44%	1.48%
Expenses net of all reductions	1.35%	1.39%	1.38%	1.39%	1.47%
Net investment income (loss)	(.54)%	(.26)% F	(.29)%	(.01)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 407,784	$ 382,222	$ 362,272	$ 280,820	$ 201,187
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 46.64	$ 45.10	$ 39.89	$ 28.54	$ 21.28
Income from Investment Operations
Net investment income (loss) C	(.56)	(.34) F	(.35)	(.18)	(.11)
Net realized and unrealized gain (loss)	5.41	8.17	11.98	11.93	7.37
Total from investment operations	4.85	7.83	11.63	11.75	7.26
Distributions from net realized gain	(3.14)	(6.29)	(6.43)	(.41)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 48.35	$ 46.64	$ 45.10	$ 39.89	$ 28.54
Total Return A,B	10.62%	21.18%	31.86%	41.66%	34.12%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.96%	1.96%	1.98%	2.02%
Expenses net of fee waivers, if any	1.93%	1.96%	1.96%	1.98%	2.02%
Expenses net of all reductions	1.93%	1.95%	1.92%	1.93%	2.01%
Net investment income (loss)	(1.11)%	(.82)% F	(.84)%	(.55)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,602	$ 116,487	$ 130,973	$ 102,003	$ 68,347
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 46.88	$ 45.33	$ 40.10	$ 28.68	$ 21.38
Income from Investment Operations
Net investment income (loss) C	(.54)	(.32) F	(.34)	(.17)	(.10)
Net realized and unrealized gain (loss)	5.45	8.20	12.06	11.99	7.40
Total from investment operations	4.91	7.88	11.72	11.82	7.30
Distributions from net realized gain	(3.16)	(6.33)	(6.50)	(.41)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 48.63	$ 46.88	$ 45.33	$ 40.10	$ 28.68
Total Return A,B	10.71%	21.22%	31.96%	41.70%	34.14%
Ratios to Average Net Assets D,G
Expenses before reductions	1.87%	1.91%	1.92%	1.94%	1.99%
Expenses net of fee waivers, if any	1.87%	1.91%	1.92%	1.94%	1.99%
Expenses net of all reductions	1.87%	1.91%	1.88%	1.89%	1.97%
Net investment income (loss)	(1.05)%	(.77)% F	(.79)%	(.51)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,393	$ 135,072	$ 125,424	$ 72,832	$ 37,206
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 49.68	$ 47.48	$ 41.76	$ 29.64	$ 22.03
Income from Investment Operations
Net investment income (loss) B	(.02)	.11 E	.12	.19	.18
Net realized and unrealized gain (loss)	5.74	8.67	12.56	12.44	7.62
Total from investment operations	5.72	8.78	12.68	12.63	7.80
Distributions from net investment income	-	-	-	(.11)	(.19)
Distributions from net realized gain	(3.64)	(6.58)	(6.97)	(.41)	-
Total distributions	(3.64)	(6.58)	(6.97)	(.52)	(.19)
Redemption fees added to paid in capital B	- G	- G	.01	.01	- G
Net asset value, end of period	$ 51.76	$ 49.68	$ 47.48	$ 41.76	$ 29.64
Total Return A	11.83%	22.47%	33.35%	43.21%	35.60%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.88%	.87%	.89%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.89%	.90%
Expenses net of all reductions	.85%	.88%	.83%	.84%	.89%
Net investment income (loss)	(.03)%	.25% E	.26%	.54%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,250	$ 17,127	$ 19,553	$ 9,433	$ 4,206
Portfolio turnover rate D	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the

Energy

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 295,540,500
Unrealized depreciation	(96,543,534)
Net unrealized appreciation (depreciation)	198,996,966
Undistributed ordinary income	177,681
Undistributed long-term capital gain	137,376,502

Cost for federal income tax purposes	$ 873,178,501

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 4,772,747	$ 36,468,176
Long-term Capital Gains	59,885,000	80,805,733
Total	$ 64,657,747	$ 117,273,909

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $977,150,424 and $959,895,107, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 853,464	$ 51,049
Class T	.25%	.25%	2,152,298	31,591
Class B	.75%	.25%	1,163,814	874,450
Class C	.75%	.25%	1,592,624	314,372
			$ 5,762,200	$ 1,271,462

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 332,562
Class T	73,658
Class B*	174,492
Class C*	32,675
$ 613,387

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Energy

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 911,111.27
Class T	1,002,990.23
Class B	355,558.31
Class C	392,013.25
Institutional Class	81,182.23
	$ 2,742,854

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,069 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,706,500	2.42%	$ 4,402

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,404 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $89,431.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $36,040 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $693. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 117

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $30,652, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 20,341,408	$ 30,378,115
Class T	25,677,389	48,658,927
Class B	7,474,589	18,097,588
Class C	9,397,317	17,464,821
Institutional Class	1,767,044	2,674,458
Total	$ 64,657,747	$ 117,273,909

Energy

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,202,103	2,409,415	$ 169,499,687	$ 103,800,389
Reinvestment of distributions	375,188	718,262	18,473,322	27,810,279
Shares redeemed	(2,059,529)	(1,980,718)	(107,985,396)	(81,122,220)
Net increase (decrease)	1,517,762	1,146,959	$ 79,987,613	$ 50,488,448
Class T
Shares sold	1,610,611	1,250,444	$ 87,007,613	$ 54,473,563
Reinvestment of distributions	478,816	1,161,034	24,107,280	45,909,961
Shares redeemed	(1,914,780)	(2,330,754)	(102,045,896)	(98,273,495)
Net increase (decrease)	174,647	80,724	$ 9,068,997	$ 2,110,029
Class B
Shares sold	504,843	451,905	$ 25,728,046	$ 18,746,589
Reinvestment of distributions	135,516	414,158	6,434,106	15,588,355
Shares redeemed	(1,098,735)	(1,272,145)	(55,433,977)	(50,696,372)
Net increase (decrease)	(458,376)	(406,082)	$ (23,271,825)	$ (16,361,428)
Class C
Shares sold	993,512	863,338	$ 51,238,082	$ 36,256,164
Reinvestment of distributions	161,795	385,215	7,736,565	14,569,142
Shares redeemed	(820,290)	(1,134,191)	(41,459,377)	(44,464,337)
Net increase (decrease)	335,017	114,362	$ 17,515,270	$ 6,360,969
Institutional Class
Shares sold	839,635	150,039	$ 44,656,187	$ 6,836,544
Reinvestment of distributions	25,669	39,397	1,318,208	1,561,516
Shares redeemed	(780,213)	(256,502)	(46,358,405)	(10,672,007)
Net increase (decrease)	85,091	(67,066)	$ (384,010)	$ (2,273,947)

Annual Report

Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-11.07%	4.67%	4.26%
Class T (incl. 3.50% sales charge)	-9.15%	4.91%	4.25%
Class B (incl. contingent deferred sales charge) A	-10.59%	4.80%	4.33%
Class C (incl. contingent deferred sales charge) B	-7.16%	5.18%	4.15%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Health Care Fund

Management's Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Fidelity® Advisor Health Care Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -5.64%, -5.86%, -6.30% and -6.31%, respectively (excluding sales charges), underperforming the -1.74% return of the MSCI® US Investable Market Health Care Index but outperforming the S&P 500. The main factors behind the fund's underperformance of the MSCI index were unfavorable stock selection in pharmaceuticals, health care services and biotechnology, along with an underweighting in the last group. An out-of-benchmark stake in packaged foods and meats also hurt. Conversely, the fund benefited from an overweighting in life sciences tools and services, as well as good security selection in that group. Favorable picks in managed health care and an out-of-benchmark position in fertilizers and agricultural chemicals helped as well. Detractors included a significant underweighting in pharmaceutical firm and index heavyweight Johnson & Johnson; an underweighting in biotechnology company Amgen; an out-of-benchmark position in Brazilian drug distributor Profarma; holdings of pharmaceutical company Schering-Plough, NightHawk Radiology and managed health care provider Universal American; as well as an underweighting in biotech firm Celgene. Underweighting two index components that underperformed - pharmaceutical giant Pfizer and managed care company WellPoint - helped relative returns, as did life sciences tools and services firms Bruker BioSciences and Thermo Fisher Scientific, along with health care equipment provider Baxter International. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 940.40	$ 5.89
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.12
Class T
Actual	$ 1,000.00	$ 939.50	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 936.90	$ 9.54
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Class C
Actual	$ 1,000.00	$ 937.30	$ 9.49
HypotheticalA	$ 1,000.00	$ 1,015.07	$ 9.87
Institutional Class
Actual	$ 1,000.00	$ 941.80	$ 4.68
HypotheticalA	$ 1,000.00	$ 1,020.04	$ 4.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.48%
Class B	1.98%
Class C	1.97%
Institutional Class	.97%

Annual Report

Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wyeth	5.3	3.1
Abbott Laboratories	5.3	4.2
Genentech, Inc.	4.6	1.3
Thermo Fisher Scientific, Inc.	4.6	2.9
Covidien Ltd.	4.4	1.7
Baxter International, Inc.	3.9	2.7
Amgen, Inc.	2.7	1.8
Inverness Medical Innovations, Inc.	2.5	1.7
UnitedHealth Group, Inc.	2.4	4.8
Medtronic, Inc.	2.4	0.6
	38.1
Top Industries (% of fund's net assets)
As of July 31, 2008
Health Care Equipment & Supplies	24.8%
Pharmaceuticals	20.8%
Biotechnology	16.4%
Health Care Providers & Services	14.9%
Life Sciences Tools & Services	12.1%
All Others*	11.0%

As of January 31, 2008
Health Care Equipment & Supplies	20.3%
Pharmaceuticals	25.6%
Biotechnology	13.6%
Health Care Providers & Services	19.9%
Life Sciences Tools & Services	11.3%
All Others*	9.3%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BIOTECHNOLOGY - 16.4%
Biotechnology - 16.4%
Alexion Pharmaceuticals, Inc. (a)	17,900	$ 1,678,125
Alnylam Pharmaceuticals, Inc. (a)	62,137	2,161,125
Amgen, Inc. (a)	221,948	13,900,603
Biogen Idec, Inc. (a)	135,116	9,425,692
BioMarin Pharmaceutical, Inc. (a)(d)	168,962	5,499,713
Cephalon, Inc. (a)	49,510	3,622,152
Cepheid, Inc. (a)	37,159	636,162
Cougar Biotechnology, Inc. (a)	13,326	448,420
CSL Ltd.	82,373	2,683,802
Genentech, Inc. (a)	254,387	24,230,362
Genzyme Corp. (a)	84,600	6,484,590
GTx, Inc. (a)(d)	107,417	2,002,253
Human Genome Sciences, Inc. (a)	42,800	283,764
ImClone Systems, Inc. (a)	20,200	1,291,386
Molecular Insight Pharmaceuticals, Inc. (a)	39,400	332,536
Myriad Genetics, Inc. (a)	29,066	1,932,889
Omrix Biopharmaceuticals, Inc. (a)	34,600	643,560
ONYX Pharmaceuticals, Inc. (a)	96,984	3,927,852
PDL BioPharma, Inc.	63,526	709,585
RXi Pharmaceuticals Corp. (a)	8,141	59,022
Theravance, Inc. (a)(d)	188,900	3,018,622
United Therapeutics Corp. (a)	6,800	771,052
		85,743,267
CHEMICALS - 2.7%
Fertilizers & Agricultural Chemicals - 2.4%
Monsanto Co.	89,461	10,655,700
Syngenta AG sponsored ADR	34,500	2,004,105
		12,659,805
Specialty Chemicals - 0.3%
Jubilant Organosys Ltd.	70,122	592,142
Sigma Aldrich Corp.	14,300	868,582
		1,460,724
TOTAL CHEMICALS		14,120,529
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Environmental & Facility Services - 0.1%
American Ecology Corp.	17,100	538,821
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. Class A (a)	181,450	1,124,990
Hillenbrand, Inc.	18,200	421,330
Stewart Enterprises, Inc. Class A	113,884	1,014,706
StoneMor Partners LP	8,737	158,839
		2,719,865
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Electronic Equipment & Instruments - 1.4%
Mettler-Toledo International, Inc. (a)	66,567	7,156,618

	Shares	Value
FOOD & STAPLES RETAILING - 0.7%
Drug Retail - 0.7%
A&D Pharma Holdings NV (Reg. S) unit	10,900	$ 37,217
China Nepstar Chain Drugstore Ltd. ADR	17,400	135,372
CVS Caremark Corp.	99,500	3,631,750
		3,804,339
FOOD PRODUCTS - 2.7%
Agricultural Products - 1.5%
Archer Daniels Midland Co.	97,800	2,800,014
Bunge Ltd.	51,239	5,068,562
		7,868,576
Packaged Foods & Meats - 1.2%
Marine Harvest ASA (a)	642,000	454,836
Nestle SA:
(Reg.)	104,101	4,567,041
sponsored ADR	28,750	1,259,250
		6,281,127
TOTAL FOOD PRODUCTS		14,149,703
HEALTH CARE EQUIPMENT & SUPPLIES - 24.8%
Health Care Equipment - 20.7%
Abaxis, Inc. (a)	1,700	33,813
American Medical Systems Holdings, Inc. (a)(d)	162,094	2,669,688
ArthroCare Corp. (a)	9,940	210,132
Baxter International, Inc.	297,630	20,420,394
Beckman Coulter, Inc.	10,600	766,804
Boston Scientific Corp. (a)	774,600	9,209,994
C.R. Bard, Inc.	52,576	4,881,156
China Medical Technologies, Inc. sponsored ADR (d)	13,600	651,712
Covidien Ltd.	460,974	22,698,360
Electro-Optical Sciences, Inc. (a)	178,991	1,084,685
Electro-Optical Sciences, Inc.:
warrants 11/2/11 (a)(f)	60,018	171,008
warrants 8/2/12 (a)(f)	16,500	47,699
Gen-Probe, Inc. (a)	35,800	1,908,856
Golden Meditech Co. Ltd.	4,928,000	1,579,163
Hill-Rom Holdings, Inc.	18,200	511,238
I-Flow Corp. (a)	42,707	443,299
IDEXX Laboratories, Inc. (a)	21,900	1,171,650
Integra LifeSciences Holdings Corp. (a)	60,155	2,746,677
Kinetic Concepts, Inc. (a)	56,600	1,978,170
Masimo Corp.	21,300	804,501
Medtronic, Inc.	237,398	12,541,736
Mentor Corp.	11,000	272,910
Meridian Bioscience, Inc.	17,300	449,973
Mindray Medical International Ltd. sponsored ADR	43,700	1,745,815
Mingyuan Medicare Development Co. Ltd.	3,890,000	513,574
Natus Medical, Inc. (a)	839	19,473
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Equipment - continued
Quidel Corp. (a)	19,900	$ 403,174
Smith & Nephew PLC	38,500	411,134
Smith & Nephew PLC sponsored ADR	4,100	219,965
St. Jude Medical, Inc. (a)	122,300	5,696,734
Stryker Corp.	140,300	9,005,857
Syneron Medical Ltd. (a)	191,199	2,684,434
ThermoGenesis Corp. (a)	123,934	182,183
		108,135,961
Health Care Supplies - 4.1%
Alcon, Inc.	26,333	4,540,599
Cremer SA	30,800	271,452
Haemonetics Corp. (a)	5,400	313,524
Immucor, Inc. (a)	21,440	645,987
InfuSystems Holdings, Inc. (a)	453,700	1,224,990
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	83,700	16,740
Inverness Medical Innovations, Inc. (a)(d)	382,244	12,885,445
RTI Biologics, Inc. (a)	68,800	570,352
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	656,000	884,578
		21,353,667
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		129,489,628
HEALTH CARE PROVIDERS & SERVICES - 14.7%
Health Care Distributors & Services - 2.8%
Celesio AG	900	29,380
McKesson Corp.	182,500	10,218,175
Profarma Distribuidora de Produtos Farmaceuticos SA	449,800	4,308,979
		14,556,534
Health Care Facilities - 1.1%
Brookdale Senior Living, Inc.	8,500	129,710
Community Health Systems, Inc. (a)	21,300	702,474
Emeritus Corp. (a)	68,389	1,152,355
Health Management Associates, Inc. Class A (a)	283,798	1,745,358
Sun Healthcare Group, Inc. (a)	31,393	448,606
Universal Health Services, Inc. Class B	26,900	1,630,678
		5,809,181
Health Care Services - 4.9%
Apria Healthcare Group, Inc. (a)	238,528	4,582,123
athenahealth, Inc.	500	15,100
CardioNet, Inc.	6,000	165,360
Diagnosticos da America SA	69,900	1,665,136
Emergency Medical Services Corp. Class A (a)	100	2,702
Express Scripts, Inc. (a)	119,280	8,414,011
Genoptix, Inc.	17,900	521,785
Health Grades, Inc. (a)	356,798	1,148,890

	Shares	Value
Medco Health Solutions, Inc. (a)	109,000	$ 5,404,220
NightHawk Radiology Holdings, Inc. (a)	398,881	3,330,656
Rural/Metro Corp. (a)	13,331	24,529
Virtual Radiologic Corp.	24,100	223,166
		25,497,678
Managed Health Care - 5.9%
Coventry Health Care, Inc. (a)	30,000	1,061,100
Health Net, Inc. (a)	9,600	268,416
Humana, Inc. (a)	95,926	4,212,111
Medial Saude SA	72,100	815,027
UnitedHealth Group, Inc.	453,309	12,728,917
Universal American Financial Corp. (a)	318,494	3,341,002
WellPoint, Inc. (a)	156,100	8,187,445
		30,614,018
TOTAL HEALTH CARE PROVIDERS & SERVICES		76,477,411
HEALTH CARE TECHNOLOGY - 0.9%
Health Care Technology - 0.9%
Eclipsys Corp. (a)	99,727	2,198,980
HLTH Corp. (a)	177,100	1,937,474
Phase Forward, Inc. (a)	15,500	285,200
		4,421,654
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
WebMD Health Corp. Class A (a)(d)	24,789	599,894
LIFE SCIENCES TOOLS & SERVICES - 12.1%
Life Sciences Tools & Services - 12.1%
AMAG Pharmaceuticals, Inc. (a)(d)	16,810	689,210
Applied Biosystems, Inc.	26,174	966,606
Bio-Rad Laboratories, Inc. Class A (a)	6,243	556,251
Bruker BioSciences Corp. (a)	207,329	2,865,287
Charles River Laboratories International, Inc. (a)	36,700	2,439,082
Covance, Inc. (a)	18,676	1,714,457
Dishman Pharmaceuticals and Chemicals Ltd.	143,211	993,765
Exelixis, Inc. (a)	75,713	529,991
Harvard Bioscience, Inc. (a)	40,833	203,348
Illumina, Inc. (a)	43,772	4,081,301
Invitrogen Corp. (a)	31,178	1,382,744
Lonza Group AG	68,047	9,864,472
PAREXEL International Corp. (a)	54,800	1,601,804
PerkinElmer, Inc.	76,278	2,219,690
Pharmaceutical Product Development, Inc.	55,600	2,120,584
QIAGEN NV (a)	184,200	3,461,118
Techne Corp. (a)	14,535	1,155,823
Thermo Fisher Scientific, Inc. (a)	398,016	24,087,928
Varian, Inc. (a)	26,374	1,302,876
Common Stocks - continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - CONTINUED
Life Sciences Tools & Services - continued
Waters Corp. (a)	7,794	$ 529,524
Wuxi Pharmatech Cayman, Inc. sponsored ADR (d)	25,143	455,591
		63,221,452
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Pall Corp.	56,000	2,263,520
PERSONAL PRODUCTS - 0.1%
Personal Products - 0.1%
Nutraceutical International Corp. (a)	17,300	211,233
PHARMACEUTICALS - 20.8%
Pharmaceuticals - 20.8%
Abbott Laboratories	493,000	27,775,620
Alembic Ltd.	17,828	19,304
Allergan, Inc. (d)	171,218	8,891,351
Bristol-Myers Squibb Co.	471,517	9,958,439
China Shineway Pharmaceutical Group Ltd.	1,132,000	825,610
Eczacibasi ILAC Sanayi TAS	82,000	287,979
Elan Corp. PLC sponsored ADR (a)	21,100	423,055
Eurand NV (a)	4,300	79,077
Merck & Co., Inc.	42,990	1,414,371
Nexmed, Inc. (a)	401,447	537,939
Pfizer, Inc.	657,119	12,268,412
Piramal Healthcare Ltd.	70,067	529,088
Shire PLC sponsored ADR	83,300	4,193,322
Simcere Pharmaceutical Group sponsored ADR (a)	26,750	321,000
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	276,500	12,398,260
Wyeth	686,142	27,802,475
XenoPort, Inc. (a)	17,300	792,686
		108,517,988
TOTAL COMMON STOCKS (Cost $483,953,890)		513,435,922
Nonconvertible Bonds - 0.2%
Principal Amount
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
DASA Finance Corp. 8.75% 5/29/18 (e) (Cost $1,296,874)	$ 1,280,000	1,280,000
Money Market Funds - 5.4%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b)	2,952,758	$ 2,952,758
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	25,101,949	25,101,949
TOTAL MONEY MARKET FUNDS (Cost $28,054,707)		28,054,707
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $513,305,471)		542,770,629
NET OTHER ASSETS - (4.0)%		(21,098,448)
NET ASSETS - 100%		$ 521,672,181
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,280,000 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $218,707 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 6
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 17
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 393,429
Fidelity Securities Lending Cash Central Fund	236,988
Total	$ 630,417
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.7%
Bermuda	5.5%
Switzerland	4.3%
Israel	2.9%
Brazil	1.3%
Cayman Islands	1.0%
Others (individually less than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $24,922,816) - See accompanying schedule: Unaffiliated issuers (cost $485,250,764)	$ 514,715,922
Fidelity Central Funds (cost $28,054,707)	28,054,707
Total Investments (cost $513,305,471)		$ 542,770,629
Foreign currency held at value (cost $421,672)		422,906
Receivable for investments sold		19,495,476
Receivable for fund shares sold		348,253
Dividends receivable		396,206
Interest receivable		18,978
Distributions receivable from Fidelity Central Funds		29,240
Prepaid expenses		777
Other receivables		48,965
Total assets		563,531,430

Liabilities
Payable for investments purchased	$ 15,102,325
Payable for fund shares redeemed	986,815
Accrued management fee	239,776
Distribution fees payable	219,909
Other affiliated payables	149,189
Other payables and accrued expenses	59,286
Collateral on securities loaned, at value	25,101,949
Total liabilities		41,859,249

Net Assets		$ 521,672,181
Net Assets consist of:
Paid in capital		$ 482,602,604
Accumulated net investment loss		(71)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,605,646
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,464,002
Net Assets		$ 521,672,181

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($220,888,450 ÷ 11,199,333 shares)	$ 19.72

Maximum offering price per share (100/94.25 of $19.72)	$ 20.92
Class T: Net Asset Value and redemption price per share ($143,236,790 ÷ 7,438,226 shares)	$ 19.26

Maximum offering price per share (100/96.50 of $19.26)	$ 19.96
Class B: Net Asset Value and offering price per share ($55,589,075 ÷ 3,042,652 shares)A	$ 18.27

Class C: Net Asset Value and offering price per share ($83,132,688 ÷ 4,561,169 shares)A	$ 18.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,825,178 ÷ 923,392 shares)	$ 20.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Health Care

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 5,768,227
Interest		56,936
Income from Fidelity Central Funds		630,417
Total income		6,455,580

Expenses
Management fee	$ 3,392,498
Transfer agent fees	1,829,148
Distribution fees	3,260,952
Accounting and security lending fees	230,706
Custodian fees and expenses	101,998
Independent trustees' compensation	2,611
Registration fees	61,300
Audit	64,928
Legal	3,781
Interest	960
Miscellaneous	114,017
Total expenses before reductions	9,062,899
Expense reductions	(51,414)	9,011,485
Net investment income (loss)		(2,555,905)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,586,271
Foreign currency transactions	(27,526)
Total net realized gain (loss)		27,558,745
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,025)	(58,671,328)
Assets and liabilities in foreign currencies	747
Total change in net unrealized appreciation (depreciation)		(58,670,581)
Net gain (loss)		(31,111,836)
Net increase (decrease) in net assets resulting from operations		$ (33,667,741)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,555,905)	$ (3,461,354)
Net realized gain (loss)	27,558,745	78,309,606
Change in net unrealized appreciation (depreciation)	(58,670,581)	(16,377,138)
Net increase (decrease) in net assets resulting from operations	(33,667,741)	58,471,114
Distributions to shareholders from net realized gain	(58,232,148)	(83,314,166)
Share transactions - net increase (decrease)	(48,796,453)	(46,973,972)
Redemption fees	7,557	16,966
Total increase (decrease) in net assets	(140,688,785)	(71,800,058)

Net Assets
Beginning of period	662,360,966	734,161,024
End of period (including accumulated net investment loss of $71 and accumulated net investment loss of $199, respectively)	$ 521,672,181	$ 662,360,966

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.90	$ 23.77	$ 22.94	$ 18.91	$ 18.29
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.09)	(.05)	(.05)
Net realized and unrealized gain (loss)	(1.08)	1.91	.96	4.08	.67
Total from investment operations	(1.11)	1.88	.87	4.03	.62
Distributions from net realized gain	(2.07)	(2.75)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.72	$ 22.90	$ 23.77	$ 22.94	$ 18.91
Total Return A, B	(5.64)%	8.54%	3.79%	21.31%	3.39%
Ratios to Average Net Assets D, F
Expenses before reductions	1.20%	1.22%	1.25%	1.28%	1.32%
Expenses net of fee waivers, if any	1.20%	1.22%	1.25%	1.28%	1.32%
Expenses net of all reductions	1.19%	1.21%	1.21%	1.26%	1.29%
Net investment income (loss)	(.13)%	(.14)%	(.38)%	(.22)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,888	$ 234,656	$ 199,221	$ 139,158	$ 104,258
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.39	$ 23.26	$ 22.50	$ 18.60	$ 18.03
Income from Investment Operations
Net investment income (loss) C	(.08)	(.09)	(.15)	(.09)	(.09)
Net realized and unrealized gain (loss)	(1.06)	1.87	.95	3.99	.66
Total from investment operations	(1.14)	1.78	.80	3.90	.57
Distributions from net realized gain	(1.99)	(2.65)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.26	$ 22.39	$ 23.26	$ 22.50	$ 18.60
Total Return A, B	(5.86)%	8.25%	3.55%	20.97%	3.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.48%	1.50%	1.53%	1.56%
Expenses net of fee waivers, if any	1.46%	1.48%	1.50%	1.53%	1.56%
Expenses net of all reductions	1.45%	1.47%	1.47%	1.51%	1.53%
Net investment income (loss)	(.40)%	(.40)%	(.63)%	(.47)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,237	$ 186,628	$ 218,280	$ 243,353	$ 243,176
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 22.17	$ 21.55	$ 17.91	$ 17.45
Income from Investment Operations
Net investment income (loss) C	(.18)	(.20)	(.25)	(.19)	(.18)
Net realized and unrealized gain (loss)	(.99)	1.79	.91	3.83	.64
Total from investment operations	(1.17)	1.59	.66	3.64	.46
Distributions from net realized gain	(1.85)	(2.47)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.27	$ 21.29	$ 22.17	$ 21.55	$ 17.91
Total Return A, B	(6.30)%	7.66%	3.06%	20.32%	2.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.99%	2.01%	2.04%	2.06%
Expenses net of fee waivers, if any	1.95%	1.99%	2.01%	2.04%	2.06%
Expenses net of all reductions	1.94%	1.98%	1.98%	2.01%	2.03%
Net investment income (loss)	(.89)%	(.91)%	(1.14)%	(.98)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,589	$ 113,384	$ 180,364	$ 266,319	$ 285,299
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 22.24	$ 21.61	$ 17.94	$ 17.47
Income from Investment Operations
Net investment income (loss) C	(.17)	(.19)	(.24)	(.17)	(.17)
Net realized and unrealized gain (loss)	(1.00)	1.79	.91	3.84	.64
Total from investment operations	(1.17)	1.60	.67	3.67	.47
Distributions from net realized gain	(1.89)	(2.55)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.23	$ 21.29	$ 22.24	$ 21.61	$ 17.94
Total Return A, B	(6.31)%	7.75%	3.10%	20.46%	2.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.94%	1.94%	1.97%	2.00%
Expenses net of fee waivers, if any	1.94%	1.94%	1.94%	1.97%	2.00%
Expenses net of all reductions	1.94%	1.93%	1.91%	1.94%	1.97%
Net investment income (loss)	(.88)%	(.86)%	(1.07)%	(.91)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,133	$ 105,519	$ 115,644	$ 131,277	$ 130,184
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.62	$ 24.43	$ 23.48	$ 19.28	$ 18.58
Income from Investment Operations
Net investment income (loss) B	.03	.05	- F	.04	.03
Net realized and unrealized gain (loss)	(1.12)	1.96	.99	4.16	.67
Total from investment operations	(1.09)	2.01	.99	4.20	.70
Distributions from net realized gain	(2.14)	(2.82)	(.04)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 20.39	$ 23.62	$ 24.43	$ 23.48	$ 19.28
Total Return A	(5.36)%	8.90%	4.21%	21.78%	3.77%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.88%	.86%	.88%	.91%
Expenses net of fee waivers, if any	.93%	.88%	.86%	.88%	.91%
Expenses net of all reductions	.92%	.87%	.83%	.85%	.88%
Net investment income (loss)	.14%	.19%	.01%	.18%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,825	$ 22,174	$ 20,652	$ 19,698	$ 20,358
Portfolio turnover rate D	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 59,028,671
Unrealized depreciation	(31,657,654)
Net unrealized appreciation (depreciation)	27,371,017
Undistributed long-term capital gain	9,933,027

Cost for federal income tax purposes	$ 515,399,612

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 10,044,071	$ 9,215,258
Long-term Capital Gains	48,188,077	74,098,908
Total	$ 58,232,148	$ 83,314,166

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Health Care

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $799,559,103 and $911,701,404, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 586,589	$ 21,847
Class T	.25%	.25%	852,634	7,286
Class B	.75%	.25%	847,984	636,459
Class C	.75%	.25%	973,745	50,133
			$ 3,260,952	$ 715,725

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36,015
Class T	20,463
Class B*	115,416
Class C*	5,494
$ 177,388

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 704,151.30
Class T	526,894.31
Class B	254,540.30
Class C	282,679.29
Institutional Class	60,884.28
	$ 1,829,148

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,242 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,555,000	5.27%	$ 960

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,493 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $236,988.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,610 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,633.

Health Care

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12,095
Class C	528
Institutional Class	548
$ 13,171

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $196,360, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 21,294,782	$ 23,887,113
Class T	16,323,384	24,697,844
Class B	9,098,884	18,914,669
Class C	9,241,641	13,345,526
Institutional Class	2,273,457	2,469,014
Total	$ 58,232,148	$ 83,314,166

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,081,992	3,628,491	$ 65,718,810	$ 84,047,399
Reinvestment of distributions	845,716	919,326	18,561,495	20,489,356
Shares redeemed	(2,977,484)	(2,679,409)	(63,109,379)	(62,216,884)
Net increase (decrease)	950,224	1,868,408	$ 21,170,926	$ 42,319,871
Class T
Shares sold	746,344	811,354	$ 15,578,653	$ 18,411,031
Reinvestment of distributions	718,829	1,065,004	15,418,473	23,268,418
Shares redeemed	(2,364,110)	(2,924,887)	(48,580,585)	(66,315,193)
Net increase (decrease)	(898,937)	(1,048,529)	$ (17,583,459)	$ (24,635,744)

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class B
Shares sold	261,619	416,759	$ 5,241,565	$ 8,968,832
Reinvestment of distributions	400,851	800,087	8,175,269	16,715,113
Shares redeemed	(2,945,003)	(4,028,295)	(58,341,596)	(87,078,801)
Net increase (decrease)	(2,282,533)	(2,811,449)	$ (44,924,762)	$ (61,394,856)
Class C
Shares sold	383,741	498,290	$ 7,630,409	$ 10,716,280
Reinvestment of distributions	358,758	508,339	7,307,934	10,614,471
Shares redeemed	(1,138,609)	(1,249,593)	(22,157,508)	(26,990,765)
Net increase (decrease)	(396,110)	(242,964)	$ (7,219,165)	$ (5,660,014)
Institutional Class
Shares sold	423,102	415,448	$ 9,559,061	$ 10,086,881
Reinvestment of distributions	64,316	77,688	1,455,613	1,779,821
Shares redeemed	(503,017)	(399,590)	(11,254,667)	(9,469,931)
Net increase (decrease)	(15,599)	93,546	$ (239,993)	$ 2,396,771

Health Care

Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	-10.19%	14.27%	8.59%
Class T (incl. 3.50% sales charge)C	-8.28%	14.55%	8.59%
Class B (incl. contingent deferred sales charge) A, C	-9.75%	14.50%	8.66%
Class C (incl. contingent deferred sales charge) B, C	-6.30%	14.79%	8.42%

A Class B shares contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Industrials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Industrials Fund

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial Average SM and the Standard & Poor's 500 SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -4.71%, -4.96%, -5.46% and -5.44%, respectively (excluding sales charges), topping the S&P 500 and the -9.98% return of the MSCI® US Investable Market Industrials Index. Versus the MSCI index, heavily underweighting industrial conglomerates was helpful, especially General Electric (GE), the fund's top contributor and the largest index component. GE missed its first-quarter earnings estimates and scaled back guidance for the balance of 2008, sending its stock price sharply lower. Stock selection also added value in the aerospace and defense group and the heavy electrical equipment segment. A combination of good stock picking and industry overweightings further helped in the industrial machinery and trucking groups. Other individual contributors included Denmark-based Vestas Wind Systems - an out-of-benchmark holding - railroad Norfolk Southern, industrial pump and valve maker Flowserve, and The Brink's Company, a provider of armored car and residential security services. Underweighting aerospace holding Boeing - which I sold off completely during the period - helped as well. Conversely, an underweighting in the strong-performing railroad group hurt, as Burlington Northern Santa Fe and CSX - neither of which we held at period end - were the fund's largest detractors. My stock picking in automobile manufacturers and in the diversified metals and mining segment also held back performance. Specialty vehicle maker Oshkosh performed poorly, as did airline US Airways Group and Titanium Metals, an out-of-index position that was hampered by the delayed production of a key customer. All of the detractors I mentioned were sold by the end of the period.

During the year, the fund's Institutional Class shares returned -4.40%, topping the S&P 500 and the -9.98% return of the MSCI® US Investable Market Industrials Index. Versus the MSCI index, heavily underweighting industrial conglomerates was helpful, especially General Electric (GE), the fund's top contributor and the largest index component. GE missed its first-quarter earnings estimates and scaled back guidance for the balance of 2008, sending its stock price sharply lower. Stock selection also added value in the aerospace and defense group and the heavy electrical equipment segment. A combination of good stock picking and industry overweightings further helped in the industrial machinery and trucking groups. Other individual contributors included Denmark-based Vestas Wind Systems - an out-of-benchmark holding - railroad Norfolk Southern, industrial pump and valve maker Flowserve, and The Brink's Company, a provider of armored car and residential security services. Underweighting aerospace holding Boeing - which I sold off completely during the period - helped as well. Conversely, an underweighting in the strong-performing railroad group hurt, as Burlington Northern Santa Fe and CSX - neither of which we held at period end - were the fund's largest detractors. My stock picking in automobile manufacturers and in the diversified metals and mining segment also held back performance. Specialty vehicle maker Oshkosh performed poorly, as did airline US Airways Group and Titanium Metals, an out-of-index position that was hampered by the delayed production of a key customer. All the detractors I mentioned were sold off by the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials

Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 991.00	$ 5.79
HypotheticalA	$ 1,000.00	$ 1,019.05	$ 5.87
Class T
Actual	$ 1,000.00	$ 989.50	$ 7.02
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.12
Class B
Actual	$ 1,000.00	$ 987.10	$ 9.63
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 9.77
Class C
Actual	$ 1,000.00	$ 987.20	$ 9.49
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.62
Institutional Class
Actual	$ 1,000.00	$ 992.60	$ 4.36
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.42%
Class B	1.95%
Class C	1.92%
Institutional Class	.88%

Annual Report

Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.6	9.1
United Technologies Corp.	5.2	5.8
Honeywell International, Inc.	4.6	5.0
United Parcel Service, Inc. Class B	4.2	0.0
Lockheed Martin Corp.	3.7	3.7
Union Pacific Corp.	3.7	1.1
Norfolk Southern Corp.	3.7	1.0
Cummins, Inc.	3.5	1.5
Caterpillar, Inc.	3.4	0.0
Danaher Corp.	3.3	2.8
	40.9
Top Industries (% of fund's net assets)
As of July 31, 2008
Machinery	23.2%
Aerospace & Defense	16.4%
Electrical Equipment	11.7%
Industrial Conglomerates	10.7%
Road & Rail	10.0%
All Others*	28.0%

As of January 31, 2008
Machinery	20.7%
Aerospace & Defense	19.6%
Industrial Conglomerates	13.3%
Commercial Services & Supplies	11.3%
Electrical Equipment	9.2%
All Others*	25.9%

* Includes short-term investments and net other assets.

Annual Report

Advisor Industrials Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
AEROSPACE & DEFENSE - 16.4%
Aerospace & Defense - 16.4%
Honeywell International, Inc.	361,600	$ 18,383,744
Lockheed Martin Corp.	144,600	15,086,118
Precision Castparts Corp.	7,600	710,068
Raytheon Co.	192,900	10,981,797
United Technologies Corp.	329,300	21,068,614
		66,230,341
AIR FREIGHT & LOGISTICS - 6.6%
Air Freight & Logistics - 6.6%
C.H. Robinson Worldwide, Inc.	45,700	2,202,740
FedEx Corp. (d)	67,000	5,282,280
Hub Group, Inc. Class A (a)	45,200	1,756,472
United Parcel Service, Inc. Class B (d)	270,400	17,056,832
UTI Worldwide, Inc.	30,100	547,519
		26,845,843
AUTO COMPONENTS - 3.1%
Auto Parts & Equipment - 3.1%
Johnson Controls, Inc.	333,100	10,046,296
WABCO Holdings, Inc.	56,500	2,551,540
		12,597,836
BUILDING PRODUCTS - 2.1%
Building Products - 2.1%
Masco Corp.	337,700	5,568,673
Owens Corning (a)	105,000	2,731,050
		8,299,723
CHEMICALS - 2.6%
Fertilizers & Agricultural Chemicals - 0.6%
CF Industries Holdings, Inc.	15,000	2,451,900
Specialty Chemicals - 2.0%
Albemarle Corp.	92,900	3,616,597
Nalco Holding Co.	84,500	1,985,750
W.R. Grace & Co. (a)	92,900	2,394,033
		7,996,380
TOTAL CHEMICALS		10,448,280
COMMERCIAL SERVICES & SUPPLIES - 6.6%
Diversified Commercial & Professional Services - 2.9%
Corrections Corp. of America (a)	97,000	2,718,910
Equifax, Inc.	88,700	3,112,483
The Brink's Co.	85,210	5,876,082
		11,707,475
Environmental & Facility Services - 3.2%
Allied Waste Industries, Inc. (a)	556,000	6,727,600
Fuel Tech, Inc. (a)(d)	105,879	1,961,938
Republic Services, Inc.	139,500	4,533,750
		13,223,288

	Shares	Value
Office Services & Supplies - 0.5%
Avery Dennison Corp.	44,700	$ 1,967,247
TOTAL COMMERCIAL SERVICES & SUPPLIES		26,898,010
CONSTRUCTION & ENGINEERING - 1.1%
Construction & Engineering - 1.1%
Shaw Group, Inc. (a)	79,450	4,592,210
ELECTRICAL EQUIPMENT - 11.7%
Electrical Components & Equipment - 8.0%
AMETEK, Inc.	114,900	5,499,114
Cooper Industries Ltd. Class A	139,000	5,861,630
Emerson Electric Co.	140,300	6,832,610
First Solar, Inc. (a)(d)	17,900	5,103,469
Nexans SA	16,100	1,911,003
Roper Industries, Inc.	38,100	2,330,958
Saft Groupe SA	45,000	1,770,981
Sunpower Corp. Class A (a)(d)	39,700	3,127,169
		32,436,934
Heavy Electrical Equipment - 3.7%
Alstom SA	36,100	4,040,822
China High Speed Transmission Equipment Group Co. Ltd.	1,189,000	2,255,589
Suzlon Energy Ltd.	528,338	2,774,541
Vestas Wind Systems AS (a)	44,100	5,751,383
		14,822,335
TOTAL ELECTRICAL EQUIPMENT		47,259,269
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Electronic Equipment & Instruments - 1.4%
Itron, Inc. (a)	59,200	5,465,936
INDUSTRIAL CONGLOMERATES - 10.7%
Industrial Conglomerates - 10.7%
General Electric Co.	805,700	22,793,254
Siemens AG sponsored ADR	89,935	10,916,310
Tyco International Ltd.	219,625	9,786,490
		43,496,054
MACHINERY - 23.2%
Construction & Farm Machinery & Heavy Trucks - 8.8%
Caterpillar, Inc. (d)	199,500	13,869,240
Cummins, Inc.	212,632	14,106,007
Deere & Co.	78,000	5,472,480
Navistar International Corp. (a)	39,700	2,223,200
		35,670,927
Industrial Machinery - 14.4%
Colfax Corp.	112,881	3,080,522
Danaher Corp.	165,800	13,205,970
Eaton Corp.	65,400	4,646,016
Flowserve Corp.	25,900	3,453,506
Illinois Tool Works, Inc.	104,200	4,881,770
Ingersoll-Rand Co. Ltd. Class A	129,600	4,665,600
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Invensys PLC (a)	314,600	$ 1,751,938
ITT Corp.	58,500	3,917,160
Pall Corp.	82,000	3,314,440
SPX Corp.	26,600	3,372,348
Sulzer AG (Reg.)	53,418	6,404,514
The Weir Group PLC	121,900	2,145,198
Timken Co.	15,300	505,206
Valmont Industries, Inc.	28,600	3,057,626
		58,401,814
TOTAL MACHINERY		94,072,741
MARINE - 0.3%
Marine - 0.3%
Safe Bulkers, Inc.	57,000	1,080,150
METALS & MINING - 0.4%
Gold - 0.4%
Agnico-Eagle Mines Ltd.	30,200	1,654,754
OIL, GAS & CONSUMABLE FUELS - 0.5%
Coal & Consumable Fuels - 0.5%
Peabody Energy Corp.	30,200	2,043,030
ROAD & RAIL - 10.0%
Railroads - 7.4%
Norfolk Southern Corp.	205,710	14,794,663
Union Pacific Corp.	182,600	15,053,544
		29,848,207
Trucking - 2.6%
Con-way, Inc.	93,800	4,742,528
Landstar System, Inc.	49,026	2,479,735
Old Dominion Freight Lines, Inc. (a)	60,736	2,229,011
YRC Worldwide, Inc. (a)	77,100	1,302,990
		10,754,264
TOTAL ROAD & RAIL		40,602,471

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.6%
Trading Companies & Distributors - 0.6%
Rush Enterprises, Inc. Class A (a)	222,406	$ 2,510,964
TOTAL COMMON STOCKS (Cost $382,454,438)		394,097,612
Nonconvertible Bonds - 0.0%
Principal Amount
AIRLINES - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $77,750)	$ 2,690,000	33,625
Money Market Funds - 10.9%
	Shares
Fidelity Cash Central Fund, 2.35% (b)	12,519,669	12,519,669
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	31,641,100	31,641,100
TOTAL MONEY MARKET FUNDS (Cost $44,160,769)		44,160,769
TOTAL INVESTMENT PORTFOLIO - 108.2% (Cost $426,692,957)		438,292,006
NET OTHER ASSETS - (8.2)%		(33,034,299)
NET ASSETS - 100%		$ 405,257,707
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 268,682
Fidelity Securities Lending Cash Central Fund	336,021
Total	$ 604,703
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.5%
Bermuda	4.9%
Germany	2.7%
France	1.9%
Switzerland	1.6%
Denmark	1.4%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $4,342,576 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Industrials

Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $30,348,959) - See accompanying schedule: Unaffiliated issuers (cost $382,532,188)	$ 394,131,237
Fidelity Central Funds (cost $44,160,769)	44,160,769
Total Investments (cost $426,692,957)		$ 438,292,006
Receivable for investments sold		4,900,748
Receivable for fund shares sold		821,262
Dividends receivable		405,931
Distributions receivable from Fidelity Central Funds		67,890
Prepaid expenses		450
Other receivables		6,433
Total assets		444,494,720

Liabilities
Payable for investments purchased	$ 6,628,246
Payable for fund shares redeemed	484,527
Accrued management fee	182,939
Distribution fees payable	152,469
Other affiliated payables	105,143
Other payables and accrued expenses	42,589
Collateral on securities loaned, at value	31,641,100
Total liabilities		39,237,013

Net Assets		$ 405,257,707
Net Assets consist of:
Paid in capital		$ 397,364,093
Undistributed net investment income		809,200
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,513,832)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,598,246
Net Assets		$ 405,257,707

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($188,858,529 ÷ 8,596,015 shares)	$ 21.97

Maximum offering price per share (100/94.25 of $21.97)	$ 23.31
Class T: Net Asset Value and redemption price per share ($85,025,192 ÷ 3,923,193 shares)	$ 21.67

Maximum offering price per share (100/96.50 of $21.67)	$ 22.46
Class B: Net Asset Value and offering price per share ($39,989,391 ÷ 1,927,977 shares)A	$ 20.74

Class C: Net Asset Value and offering price per share ($57,742,210 ÷ 2,776,992 shares)A	$ 20.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($33,642,385 ÷ 1,481,000 shares)	$ 22.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Industrials

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 5,671,028
Interest		1,372
Income from Fidelity Central Funds (including $336,021 from security lending)		604,703
Total income		6,277,103

Expenses
Management fee	$ 2,155,526
Transfer agent fees	1,036,611
Distribution fees	1,865,868
Accounting and security lending fees	154,618
Custodian fees and expenses	25,367
Independent trustees' compensation	1,605
Registration fees	67,586
Audit	52,544
Legal	1,437
Miscellaneous	47,623
Total expenses before reductions	5,408,785
Expense reductions	(12,218)	5,396,567
Net investment income (loss)		880,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,578)	5,758,939
Foreign currency transactions	(24,751)
Total net realized gain (loss)		5,734,188
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $60)	(28,846,541)
Assets and liabilities in foreign currencies	(803)
Total change in net unrealized appreciation (depreciation)		(28,847,344)
Net gain (loss)		(23,113,156)
Net increase (decrease) in net assets resulting from operations		$ (22,232,620)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 880,536	$ 348,138
Net realized gain (loss)	5,734,188	35,388,071
Change in net unrealized appreciation (depreciation)	(28,847,344)	31,233,909
Net increase (decrease) in net assets resulting from operations	(22,232,620)	66,970,118
Distributions to shareholders from net investment income	-	(473,352)
Distributions to shareholders from net realized gain	(36,229,373)	(21,383,547)
Total distributions	(36,229,373)	(21,856,899)
Share transactions - net increase (decrease)	109,034,065	61,861,883
Redemption fees	14,921	14,915
Total increase (decrease) in net assets	50,586,993	106,990,017

Net Assets
Beginning of period	354,670,714	247,680,697
End of period (including undistributed net investment income of $809,200 and distributions in excess of net investment income of $6, respectively)	$ 405,257,707	$ 354,670,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.49	$ 22.16	$ 21.53	$ 18.10	$ 14.15
Income from Investment Operations
Net investment income (loss) C	.11	.09	.08	.02	(.02)
Net realized and unrealized gain (loss)	(1.17)	5.11	1.63	4.35	3.96
Total from investment operations	(1.06)	5.20	1.71	4.37	3.94
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	(2.46)	(1.81)	(1.08)	(.94)	-
Total distributions	(2.46)	(1.87)	(1.08)	(.94)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 21.97	$ 25.49	$ 22.16	$ 21.53	$ 18.10
Total Return A,B	(4.71)%	25.13%	8.40%	25.04%	27.92%
Ratios to Average Net Assets D,F
Expenses before reductions	1.17%	1.21%	1.26%	1.34%	1.65%
Expenses net of fee waivers, if any	1.17%	1.21%	1.26%	1.34%	1.50%
Expenses net of all reductions	1.16%	1.21%	1.24%	1.29%	1.47%
Net investment income (loss)	.46%	.38%	.34%	.09%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,859	$ 157,451	$ 99,255	$ 40,264	$ 12,612
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.17	$ 21.86	$ 21.27	$ 17.90	$ 14.02
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	(.03)	(.06)
Net realized and unrealized gain (loss)	(1.15)	5.05	1.61	4.31	3.93
Total from investment operations	(1.10)	5.08	1.63	4.28	3.87
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(2.40)	(1.74)	(1.04)	(.91)	-
Total distributions	(2.40)	(1.77)	(1.04)	(.91)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 21.67	$ 25.17	$ 21.86	$ 21.27	$ 17.90
Total Return A,B	(4.96)%	24.82%	8.13%	24.78%	27.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.41%	1.46%	1.49%	1.57%	1.90%
Expenses net of fee waivers, if any	1.41%	1.46%	1.49%	1.57%	1.75%
Expenses net of all reductions	1.41%	1.46%	1.47%	1.52%	1.72%
Net investment income (loss)	.21%	.13%	.11%	(.14)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,025	$ 75,530	$ 55,936	$ 40,126	$ 13,089
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 24.19	$ 21.02	$ 20.55	$ 17.27	$ 13.61
Income from Investment Operations
Net investment income (loss) C	(.07)	(.09)	(.09)	(.13)	(.14)
Net realized and unrealized gain (loss)	(1.10)	4.87	1.55	4.17	3.79
Total from investment operations	(1.17)	4.78	1.46	4.04	3.65
Distributions from net realized gain	(2.28)	(1.61)	(.99)	(.76)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.74	$ 24.19	$ 21.02	$ 20.55	$ 17.27
Total Return A.B	(5.46)%	24.18%	7.54%	24.12%	26.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	2.00%	2.04%	2.11%	2.37%
Expenses net of fee waivers, if any	1.95%	2.00%	2.04%	2.11%	2.25%
Expenses net of all reductions	1.95%	2.00%	2.02%	2.07%	2.22%
Net investment income (loss)	(.33)%	(.41)%	(.44)%	(.68)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,989	$ 44,330	$ 37,082	$ 32,242	$ 14,722
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 24.26	$ 21.16	$ 20.68	$ 17.36	$ 13.67
Income from Investment Operations
Net investment income (loss) C	(.06)	(.08)	(.08)	(.12)	(.14)
Net realized and unrealized gain (loss)	(1.11)	4.88	1.56	4.19	3.82
Total from investment operations	(1.17)	4.80	1.48	4.07	3.68
Distributions from net realized gain	(2.30)	(1.70)	(1.00)	(.75)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.79	$ 24.26	$ 21.16	$ 20.68	$ 17.36
Total Return A,B	(5.44)%	24.25%	7.59%	24.16%	26.99%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.94%	1.99%	2.07%	2.28%
Expenses net of fee waivers, if any	1.91%	1.94%	1.99%	2.07%	2.25%
Expenses net of all reductions	1.90%	1.94%	1.97%	2.02%	2.22%
Net investment income (loss)	(.28)%	(.35)%	(.38)%	(.64)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,742	$ 57,862	$ 42,363	$ 20,595	$ 9,507
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.26	$ 22.77	$ 22.06	$ 18.48	$ 14.41
Income from Investment Operations
Net investment income (loss) B	.18	.16	.16	.07	.02
Net realized and unrealized gain (loss)	(1.19)	5.27	1.66	4.46	4.04
Total from investment operations	(1.01)	5.43	1.82	4.53	4.06
Distributions from net investment income	-	(.13)	-	-	-
Distributions from net realized gain	(2.53)	(1.81)	(1.11)	(.95)	-
Total distributions	(2.53)	(1.94)	(1.11)	(.95)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 22.72	$ 26.26	$ 22.77	$ 22.06	$ 18.48
Total Return A	(4.40)%	25.53%	8.73%	25.41%	28.24%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.92%	.91%	1.06%	1.38%
Expenses net of fee waivers, if any	.88%	.92%	.91%	1.06%	1.25%
Expenses net of all reductions	.87%	.91%	.89%	1.01%	1.22%
Net investment income (loss)	.75%	.67%	.69%	.37%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,642	$ 19,498	$ 13,043	$ 4,379	$ 1,490
Portfolio turnover rate D	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,085,541
Unrealized depreciation	(27,082,435)
Net unrealized appreciation (depreciation)	11,003,106
Undistributed ordinary income	751,469

Cost for federal income tax purposes	$ 427,288,900

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 17,058,178	$ 8,244,210
Long-term Capital Gains	19,171,195	13,612,689
Total	$ 36,229,373	$ 21,856,899

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Industrials

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $415,453,956 and $348,043,940, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 444,027	$ 35,508
Class T	.25%	.25%	394,896	1,104
Class B	.75%	.25%	431,080	323,649
Class C	.75%	.25%	595,865	146,780
			$ 1,865,868	$ 507,041

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 195,375
Class T	19,761
Class B*	74,045
Class C*	13,882
$ 303,063

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 476,837.27
Class T	209,485.27
Class B	131,131.30
Class C	155,130.26
Institutional Class	64,028.23
	$ 1,036,611

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,221 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $874 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,391 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,197. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 630

Industrials

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,115 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ -	$ 317,175
Class T	-	81,458
Institutional Class	-	74,719
Total	$ -	$ 473,352
From net realized gain
Class A	$ 16,681,692	$ 9,177,798
Class T	7,329,611	4,598,164
Class B	4,260,086	2,897,402
Class C	5,759,702	3,663,404
Institutional Class	2,198,282	1,046,779
Total	$ 36,229,373	$ 21,383,547

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,949,728	3,210,590	$ 92,641,467	$ 74,239,252
Reinvestment of distributions	645,516	397,118	15,365,861	8,609,345
Shares redeemed	(2,176,163)	(1,910,674)	(50,202,759)	(44,327,457)
Net increase (decrease)	2,419,081	1,697,034	$ 57,804,569	$ 38,521,140
Class T
Shares sold	1,380,018	851,649	$ 31,838,651	$ 19,483,528
Reinvestment of distributions	292,360	204,709	6,876,188	4,388,662
Shares redeemed	(750,047)	(614,792)	(16,849,781)	(14,036,675)
Net increase (decrease)	922,331	441,566	$ 21,865,058	$ 9,835,515
Class B
Shares sold	453,829	490,419	$ 10,091,104	$ 10,776,085
Reinvestment of distributions	159,890	118,628	3,612,025	2,452,560
Shares redeemed	(518,209)	(540,505)	(11,329,079)	(11,926,256)
Net increase (decrease)	95,510	68,542	$ 2,374,050	$ 1,302,389
Class C
Shares sold	947,863	809,623	$ 21,153,831	$ 17,844,285
Reinvestment of distributions	198,290	135,846	4,489,229	2,814,613
Shares redeemed	(754,472)	(562,223)	(16,433,752)	(12,468,615)
Net increase (decrease)	391,681	383,246	$ 9,209,308	$ 8,190,283
Institutional Class
Shares sold	1,095,024	466,987	$ 26,168,229	$ 11,092,441
Reinvestment of distributions	66,827	33,033	1,640,412	737,185
Shares redeemed	(423,274)	(330,519)	(10,027,561)	(7,817,070)
Net increase (decrease)	738,577	169,501	$ 17,781,080	$ 4,012,556

Industrials

Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-21.85%	3.86%	1.83%
Class T (incl. 3.50% sales charge)	-20.17%	4.12%	1.84%
Class B (incl. contingent deferred sales charge) A	-21.81%	3.98%	1.89%
Class C (incl. contingent deferred sales charge) B	-18.50%	4.34%	1.71%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Technology

Advisor Technology Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -17.08%, -17.27%, -17.70% and -17.67%, respectively (excluding sales charges), trailing both the S&P 500 and the -8.34% return of the MSCI® US Investable Market Information Technology Index. Versus the MSCI index, my stock picking hurt in semiconductors, communications equipment and home entertainment software, although in the latter case the damage was largely offset by overweighting that strong-performing group. Overweighting communications equipment and underweighting the computer hardware and systems software segments hurt as well. Not having a stake in strong-performing major index component IBM was counterproductive. Also holding back performance was Sandvine, which makes Internet traffic-monitoring equipment; NAND flash memory supplier SanDisk; and chip maker Marvell Technology Group, which I sold. Sandvine was an out-of-index holding. Additionally, ill-timed trading in personal computer and consumer electronics maker Apple, the fund's largest holding at period end, detracted modestly. Overall, though, my picks in consumer electronics and in education services benefited the fund, as did a small cash position and the impact of currency fluctuations on our foreign holdings. Canada-based Research In Motion boosted performance amid healthy sales of its BlackBerry "smartphone." Other contributors were Tele Atlas, a Dutch provider of digital map data, which I sold, and Taiwanese contract electronics manufacturer HTC Corp. All of these contributors were out-of-index positions.

During the year, the fund's Institutional Class shares returned -16.84%, trailing both the S&P 500 and the -8.34% return of the MSCI® US Investable Market Information Technology Index. Versus the MSCI index, my stock picking hurt in semiconductors, communications equipment and home entertainment software, although in the latter case the damage was largely offset by overweighting that strong-performing group. Overweighting communications equipment and underweighting the computer hardware and systems software segments hurt as well. Not having a stake in strong-performing major index component IBM was counterproductive. Also holding back performance was Sandvine, which makes Internet traffic-monitoring equipment; NAND flash memory supplier SanDisk; and chip maker Marvell Technology Group, which I sold. Sandvine was an out-of-index holding. Additionally, ill-timed trading in personal computer and consumer electronics maker Apple, the fund's largest holding at period end, detracted modestly. Overall, though, my picks in consumer electronics and in education services benefited the fund, as did a small cash position and the impact of currency fluctuations on our foreign holdings. Canada-based Research In Motion boosted performance amid healthy sales of its BlackBerry "smartphone." Other contributors were Tele Atlas, a Dutch provider of digital map data, which I sold, and Taiwanese contract electronics manufacturer HTC Corp. All of these contributors were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 981.60	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,018.75	$ 6.17
Class T
Actual	$ 1,000.00	$ 980.50	$ 7.29
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 978.20	$ 9.79
HypotheticalA	$ 1,000.00	$ 1,014.97	$ 9.97
Class C
Actual	$ 1,000.00	$ 978.30	$ 9.74
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Institutional Class
Actual	$ 1,000.00	$ 983.30	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,019.99	$ 4.92

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.48%
Class B	1.99%
Class C	1.98%
Institutional Class	.98%

Annual Report

Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.2	3.0
Research In Motion Ltd.	6.0	2.0
Nintendo Co. Ltd.	5.3	7.5
QUALCOMM, Inc.	5.0	1.0
Cisco Systems, Inc.	4.3	10.7
Applied Materials, Inc.	2.7	1.8
Cypress Semiconductor Corp.	2.2	1.9
Visa, Inc.	2.1	0.0
Oracle Corp.	2.0	1.0
Mindray Medical International Ltd. sponsored ADR	2.0	2.3
	42.8
Top Industries (% of fund's net assets)
As of July 31, 2008
Communications Equipment	23.6%
Semiconductors & Semiconductor Equipment	18.4%
Computers & Peripherals	16.9%
Software	15.7%
Health Care Equipment & Supplies	4.1%
All Others*	21.3%

As of January 31, 2008
Communications Equipment	30.0%
Semiconductors & Semiconductor Equipment	22.0%
Software	19.4%
Computers & Peripherals	8.6%
Internet Software & Services	6.6%
All Others*	13.4%

* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Commercial Printing - 0.3%
Nissha Printing Co. Ltd.	29,300	$ 1,474,641
Diversified Commercial & Professional Services - 1.3%
China Security & Surveillance Technology, Inc. (a)(d)	550,634	7,763,939
TOTAL COMMERCIAL SERVICES & SUPPLIES		9,238,580
COMMUNICATIONS EQUIPMENT - 23.4%
Communications Equipment - 23.4%
ADC Telecommunications, Inc. (a)	610,700	5,777,222
ADVA AG Optical Networking (a)(d)	442,449	1,114,751
Aruba Networks, Inc. (a)(d)	9,800	57,134
AudioCodes Ltd. (a)	396,250	1,739,538
Balda AG (a)(d)	111,500	287,355
Cisco Systems, Inc. (a)	1,134,031	24,937,342
Cogo Group, Inc. (a)(d)	318,475	1,471,355
CommScope, Inc. (a)	173,200	7,722,988
Comverse Technology, Inc. (a)	179,500	2,688,910
Delta Networks, Inc.	1,875,000	528,738
F5 Networks, Inc. (a)	123,600	3,602,940
Infinera Corp. (d)	116,200	1,308,412
Mogem Co. Ltd. (a)	309,043	780,549
OZ Optics Ltd. unit (e)	68,000	821,100
Powerwave Technologies, Inc. (a)(d)	1,060,700	4,348,870
QUALCOMM, Inc.	530,600	29,363,404
Research In Motion Ltd. (a)	286,610	35,201,441
Riverbed Technology, Inc. (a)(d)	36,100	572,907
Sandvine Corp. (a)	1,587,300	1,472,809
Sandvine Corp. (U.K.) (a)	1,078,100	956,320
Sonus Networks, Inc. (a)	481,360	1,747,337
Starent Networks Corp. (a)	738,212	9,670,577
		136,171,999
COMPUTERS & PERIPHERALS - 16.9%
Computer Hardware - 14.0%
3PAR, Inc.	5,900	48,203
Apple, Inc. (a)	412,055	65,496,139
Hewlett-Packard Co.	35,900	1,608,320
HTC Corp.	665,180	10,439,139
Palm, Inc. (d)	171,400	1,127,812
Stratasys, Inc. (a)(d)	175,290	2,725,760
		81,445,373
Computer Storage & Peripherals - 2.9%
Chicony Electronics Co. Ltd.	189,390	339,038
Netezza Corp.	159,300	2,070,900
SanDisk Corp. (a)(d)	474,648	6,692,537
Synaptics, Inc. (a)(d)	156,000	7,522,320
		16,624,795
TOTAL COMPUTERS & PERIPHERALS		98,070,168

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 1.2%
Education Services - 1.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	100,500	$ 7,035,000
ELECTRIC UTILITIES - 0.4%
Electric Utilities - 0.4%
Enernoc, Inc. (a)(d)	132,867	2,144,473
ELECTRICAL EQUIPMENT - 3.9%
Electrical Components & Equipment - 3.7%
Canadian Solar, Inc. (a)(d)	46,900	1,349,313
Energy Conversion Devices, Inc. (a)	28,800	2,013,984
First Solar, Inc. (a)(d)	20,714	5,905,769
JA Solar Holdings Co. Ltd. ADR (a)(d)	226,900	3,442,073
Neo-Neon Holdings Ltd.	4,976,000	2,168,581
Q-Cells AG (a)	15,800	1,530,735
Renewable Energy Corp. AS (a)	63,200	1,830,244
SolarWorld AG	33,000	1,538,098
Sunpower Corp. Class A (a)	18,800	1,480,876
		21,259,673
Heavy Electrical Equipment - 0.2%
China High Speed Transmission Equipment Group Co. Ltd.	769,000	1,458,829
TOTAL ELECTRICAL EQUIPMENT		22,718,502
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Electronic Equipment & Instruments - 1.2%
Chroma ATE, Inc.	1,191,316	2,102,856
Comverge, Inc. (a)(d)	108,100	1,178,290
Coretronic Corp.	265,000	278,624
Cyntec Co. Ltd.	517,226	687,565
ENE Technology, Inc.	66,000	137,101
Everlight Electronics Co. Ltd.	937,376	2,480,812
		6,865,248
Electronic Manufacturing Services - 0.9%
Ju Teng International Holdings Ltd. (a)	1,328,000	663,864
Trimble Navigation Ltd. (a)	141,700	4,704,440
		5,368,304
Technology Distributors - 0.7%
Arrow Electronics, Inc. (a)	49,800	1,604,556
Avnet, Inc. (a)	88,200	2,404,332
		4,008,888
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		16,242,440
ENERGY EQUIPMENT & SERVICES - 0.1%
Oil & Gas Equipment & Services - 0.1%
IHS, Inc. Class A (a)	10,300	640,969
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
Health Care Equipment - 3.9%
China Medical Technologies, Inc. sponsored ADR	36,900	$ 1,768,248
Conceptus, Inc. (a)	79,500	1,357,065
Golden Meditech Co. Ltd.	6,548,000	2,098,288
I-Flow Corp. (a)	107,110	1,111,802
Mindray Medical International Ltd. sponsored ADR (d)	292,900	11,701,355
Mingyuan Medicare Development Co. Ltd. (d)	33,580,000	4,433,373
		22,470,131
Health Care Supplies - 0.2%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	962,000	1,297,201
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		23,767,332
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc.	600	18,120
HOTELS, RESTAURANTS & LEISURE - 1.1%
Hotels, Resorts & Cruise Lines - 1.1%
Ctrip.com International Ltd. sponsored ADR (d)	139,400	6,285,546
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
TomTom Group BV (a)	100	2,254
INTERNET SOFTWARE & SERVICES - 3.0%
Internet Software & Services - 3.0%
DealerTrack Holdings, Inc. (a)	12,300	191,634
Equinix, Inc. (a)	43,500	3,539,160
Google, Inc. Class A (sub. vtg.) (a)	12,250	5,803,438
Omniture, Inc. (a)(d)	139,708	2,423,934
Tencent Holdings Ltd.	637,200	5,680,535
		17,638,701
IT SERVICES - 3.3%
Data Processing & Outsourced Services - 2.9%
CyberSource Corp. (a)	78,100	1,386,275
ExlService Holdings, Inc. (a)	99,700	1,500,485
Visa, Inc.	163,900	11,974,534
WNS Holdings Ltd. ADR (a)	114,500	1,946,500
		16,807,794
IT Consulting & Other Services - 0.4%
China Information Security Technology, Inc. (a)(d)	66,500	338,485
Yucheng Technologies Ltd. (a)	141,100	1,828,656
		2,167,141
TOTAL IT SERVICES		18,974,935

	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
QIAGEN NV (a)	32,100	$ 603,159
MACHINERY - 0.6%
Industrial Machinery - 0.6%
China Fire & Security Group, Inc. (a)(d)	177,700	1,775,223
Hi-P International Ltd.	2,622,000	1,121,742
Shin Zu Shing Co. Ltd.	148,424	682,563
		3,579,528
MEDIA - 0.5%
Advertising - 0.5%
VisionChina Media, Inc. ADR (d)	105,600	2,644,224
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Timminco Ltd. (a)	70,500	1,666,357
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 17.7%
Semiconductor Equipment - 9.7%
Advanced Energy Industries, Inc. (a)	88,700	1,225,834
Aixtron AG	106,700	964,100
Applied Materials, Inc.	919,500	15,925,740
ASML Holding NV (NY Shares)	190,600	4,343,774
Cymer, Inc. (a)	89,400	2,368,206
Eagle Test Systems, Inc. (a)	200,804	2,489,970
FormFactor, Inc. (a)	139,300	2,423,820
Global Unichip Corp.	298,675	2,069,966
Lam Research Corp. (a)	342,700	11,271,403
LTX Corp. (a)	400,965	874,104
MEMSIC, Inc.	152,000	463,600
Tessera Technologies, Inc. (a)	150,300	2,618,226
Varian Semiconductor Equipment Associates, Inc. (a)	320,400	9,362,088
		56,400,831
Semiconductors - 8.0%
Advanced Micro Devices, Inc. (a)(d)	224,936	946,981
Advanced Semiconductor Engineering, Inc. sponsored ADR	338,800	1,487,332
Applied Micro Circuits Corp. (a)	36,050	279,748
Atheros Communications, Inc. (a)	222,400	6,894,400
AuthenTec, Inc. (a)	154,900	1,183,436
Bright Led Electronics Corp.	183,600	248,932
Broadcom Corp. Class A (a)	120,622	2,929,908
Cavium Networks, Inc. (a)(d)	449,231	7,210,158
CSR PLC (a)	282,700	1,603,715
Cypress Semiconductor Corp. (a)(d)	464,300	12,652,175
Elan Microelectronics Corp.	195,000	239,958
Formosa Epitaxy, Inc.	590,000	494,696
Infineon Technologies AG sponsored ADR (a)	412,100	3,098,992
Intersil Corp. Class A	2,800	67,564
MediaTek, Inc.	32,320	335,160
Mindspeed Technologies, Inc. (a)	215,163	811,165
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
MoSys, Inc. (a)	32,100	$ 127,758
NVIDIA Corp. (a)	186,800	2,136,992
PLX Technology, Inc. (a)	45,400	249,700
PMC-Sierra, Inc. (a)	8,865	64,183
Seoul Semiconductor Co. Ltd.	26,639	327,089
Spansion, Inc. Class A (a)	212,000	485,480
Taiwan Semiconductor Manufacturing Co. Ltd.	4,471	8,077
Zoran Corp. (a)	360,300	2,979,681
		46,863,280
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		103,264,111
SOFTWARE - 15.7%
Application Software - 6.9%
Adobe Systems, Inc. (a)	42,700	1,765,645
Autonomy Corp. PLC (a)	160,100	3,373,179
Callidus Software, Inc. (a)	107,291	514,997
Citrix Systems, Inc. (a)	43,500	1,158,840
Concur Technologies, Inc. (a)	109,600	4,517,712
Global Digital Creations Holdings Ltd. (a)	7,908,000	354,773
Kingdee International Software Group Co. Ltd.	4,106,000	936,818
Longtop Financial Technologies Ltd. ADR	143,900	2,427,593
Nuance Communications, Inc. (a)	162,600	2,523,552
Salesforce.com, Inc. (a)	122,400	7,807,896
Smith Micro Software, Inc. (a)(d)	485,900	3,498,480
SuccessFactors, Inc.	147,400	1,552,122
Synchronoss Technologies, Inc. (a)(d)	255,967	2,999,933
Taleo Corp. Class A (a)	229,688	4,304,353
Ulticom, Inc. (a)	359,426	2,515,982
		40,251,875
Home Entertainment Software - 5.3%
Nintendo Co. Ltd.	66,500	30,723,001
Systems Software - 3.5%
BMC Software, Inc. (a)	39,200	1,289,288
CA, Inc.	123,600	2,949,096
Insyde Software Corp.	539,000	1,934,324
McAfee, Inc. (a)	70,600	2,312,150
Microsoft Corp.	11,500	295,780
Oracle Corp. (a)	552,400	11,893,172
		20,673,810
TOTAL SOFTWARE		91,648,686

	Shares	Value
SPECIALTY RETAIL - 1.2%
Computer & Electronics Retail - 1.2%
The Game Group PLC	1,425,700	$ 7,215,212
TOTAL COMMON STOCKS (Cost $674,720,907)		569,570,296
Convertible Bonds - 0.9%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 1,270,000	987,435
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Semiconductors - 0.7%
Advanced Micro Devices, Inc. 5.75% 8/15/12	6,960,000	4,350,000
TOTAL CONVERTIBLE BONDS (Cost $6,482,764)		5,337,435
Money Market Funds - 8.9%
	Shares
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c) (Cost $51,558,323)	51,558,323	51,558,323
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $732,761,994)		626,466,054
NET OTHER ASSETS - (7.7)%		(44,526,814)
NET ASSETS - 100%		$ 581,939,240
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $821,100 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 182,803
Fidelity Securities Lending Cash Central Fund	785,470
Total	$ 968,273
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	67.4%
Canada	7.1%
Cayman Islands	7.1%
Japan	5.6%
Taiwan	4.2%
United Kingdom	2.4%
Germany	1.6%
China	1.2%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $1,389,526,620 of which $889,719,837 and $499,806,783 will expire on July 31, 2010 and 2011, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $44,009,554 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $50,060,381) - See accompanying schedule: Unaffiliated issuers (cost $681,203,671)	$ 574,907,731
Fidelity Central Funds (cost $51,558,323)	51,558,323
Total Investments (cost $732,761,994)		$ 626,466,054
Cash		424
Foreign currency held at value (cost $914,730)		914,729
Receivable for investments sold		33,831,993
Receivable for fund shares sold		396,062
Dividends receivable		739,356
Interest receivable		184,210
Distributions receivable from Fidelity Central Funds		115,659
Prepaid expenses		982
Other receivables		35,799
Total assets		662,685,268

Liabilities
Payable for investments purchased	$ 18,770,434
Payable for fund shares redeemed	3,264,496
Accrued management fee	275,881
Distribution fees payable	227,279
Notes payable	6,396,000
Other affiliated payables	185,250
Other payables and accrued expenses	68,365
Collateral on securities loaned, at value	51,558,323
Total liabilities		80,746,028

Net Assets		$ 581,939,240
Net Assets consist of:
Paid in capital		$ 2,123,374,926
Undistributed net investment income		77,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,435,202,468)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(106,310,980)
Net Assets		$ 581,939,240

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($275,117,344 ÷ 16,141,388 shares)	$ 17.04

Maximum offering price per share (100/94.25 of $17.04)	$ 18.08
Class T: Net Asset Value and redemption price per share ($173,917,330 ÷ 10,463,472 shares)	$ 16.62

Maximum offering price per share (100/96.50 of $16.62)	$ 17.22
Class B: Net Asset Value and offering price per share ($47,293,576 ÷ 3,008,351 shares)A	$ 15.72

Class C: Net Asset Value and offering price per share ($63,590,308 ÷ 4,027,442 shares)A	$ 15.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,020,682 ÷ 1,245,540 shares)	$ 17.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 3,845,038
Interest		220,047
Income from Fidelity Central Funds (including $785,470 from security lending)		968,273
Total income		5,033,358

Expenses
Management fee	$ 3,979,597
Transfer agent fees	2,175,438
Distribution fees	3,462,924
Accounting and security lending fees	260,403
Custodian fees and expenses	136,812
Independent trustees' compensation	3,055
Registration fees	58,785
Audit	57,486
Legal	5,755
Interest	13,867
Miscellaneous	178,318
Total expenses before reductions	10,332,440
Expense reductions	(121,142)	10,211,298
Net investment income (loss)		(5,177,940)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,139,416)
Foreign currency transactions	(134,394)
Total net realized gain (loss)		(11,273,810)
Change in net unrealized appreciation (depreciation) on: Investment securities	(114,724,105)
Assets and liabilities in foreign currencies	(16,571)
Total change in net unrealized appreciation (depreciation)		(114,740,676)
Net gain (loss)		(126,014,486)
Net increase (decrease) in net assets resulting from operations		$ (131,192,426)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,177,940)	$ (9,596,456)
Net realized gain (loss)	(11,273,810)	101,139,166
Change in net unrealized appreciation (depreciation)	(114,740,676)	120,841,656
Net increase (decrease) in net assets resulting from operations	(131,192,426)	212,384,366
Share transactions - net increase (decrease)	(67,084,453)	(169,547,974)
Redemption fees	32,772	20,415
Total increase (decrease) in net assets	(198,244,107)	42,856,807

Net Assets
Beginning of period	780,183,347	737,326,540
End of period (including undistributed net investment income of $77,762 and accumulated net investment loss of $288, respectively)	$ 581,939,240	$ 780,183,347

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.55	$ 15.59	$ 16.16	$ 13.98	$ 13.36
Income from Investment Operations
Net investment income (loss) C	(.10)	(.17)	(.15)	.02 F	(.17)
Net realized and unrealized gain (loss)	(3.41)	5.13	(.42)	2.24	.79
Total from investment operations	(3.51)	4.96	(.57)	2.26	.62
Distributions from net investment income	-	-	-	(.08)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 17.04	$ 20.55	$ 15.59	$ 16.16	$ 13.98
Total Return A,B	(17.08)%	31.82%	(3.53)%	16.20%	4.64%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.25%	1.30%	1.37%	1.44%
Expenses net of fee waivers, if any	1.21%	1.25%	1.30%	1.37%	1.44%
Expenses net of all reductions	1.19%	1.24%	1.20%	1.26%	1.35%
Net investment income (loss)	(.49)%	(.91)%	(.88)%	.12% F	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,117	$ 309,105	$ 189,054	$ 144,970	$ 123,389
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.09	$ 15.28	$ 15.88	$ 13.76	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.14)	(.21)	(.19)	(.02) F	(.19)
Net realized and unrealized gain (loss)	(3.33)	5.02	(.41)	2.21	.78
Total from investment operations	(3.47)	4.81	(.60)	2.19	.59
Distributions from net investment income	-	-	-	(.07)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 16.62	$ 20.09	$ 15.28	$ 15.88	$ 13.76
Total Return A,B	(17.27)%	31.48%	(3.78)%	15.94%	4.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.46%	1.51%	1.55%	1.60%	1.62%
Expenses net of fee waivers, if any	1.46%	1.51%	1.55%	1.60%	1.62%
Expenses net of all reductions	1.45%	1.49%	1.44%	1.48%	1.53%
Net investment income (loss)	(.74)%	(1.16)%	(1.13)%	(.11)% F	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 173,917	$ 260,339	$ 260,966	$ 315,930	$ 363,399
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.10	$ 14.59	$ 15.24	$ 13.25	$ 12.76
Income from Investment Operations
Net investment income (loss) C	(.23)	(.28)	(.27)	(.09) F	(.27)
Net realized and unrealized gain (loss)	(3.15)	4.79	(.38)	2.12	.76
Total from investment operations	(3.38)	4.51	(.65)	2.03	.49
Distributions from net investment income	-	-	-	(.04)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.72	$ 19.10	$ 14.59	$ 15.24	$ 13.25
Total Return A,B	(17.70)%	30.91%	(4.27)%	15.33%	3.84%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	2.01%	2.05%	2.13%	2.21%
Expenses net of fee waivers, if any	1.96%	2.01%	2.05%	2.13%	2.21%
Expenses net of all reductions	1.94%	2.00%	1.94%	2.02%	2.12%
Net investment income (loss)	(1.24)%	(1.67)%	(1.63)%	(.65)% F	(1.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,294	$ 102,655	$ 192,790	$ 309,020	$ 355,927
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 14.66	$ 15.31	$ 13.31	$ 12.80
Income from Investment Operations
Net investment income (loss) C	(.23)	(.29)	(.27)	(.08) F	(.26)
Net realized and unrealized gain (loss)	(3.16)	4.81	(.38)	2.12	.77
Total from investment operations	(3.39)	4.52	(.65)	2.04	.51
Distributions from net investment income	-	-	-	(.04)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.79	$ 19.18	$ 14.66	$ 15.31	$ 13.31
Total Return A,B	(17.67)%	30.83%	(4.25)%	15.34%	3.98%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	2.01%	2.05%	2.10%	2.13%
Expenses net of fee waivers, if any	1.96%	2.01%	2.05%	2.10%	2.13%
Expenses net of all reductions	1.94%	1.99%	1.94%	1.99%	2.04%
Net investment income (loss)	(1.24)%	(1.66)%	(1.63)%	(.61)% F	(1.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,590	$ 86,974	$ 82,835	$ 108,287	$ 125,926
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.26	$ 16.07	$ 16.60	$ 14.32	$ 13.61
Income from Investment Operations
Net investment income (loss) B	(.04)	(.11)	(.09)	.09 E	(.09)
Net realized and unrealized gain (loss)	(3.54)	5.30	(.44)	2.30	.80
Total from investment operations	(3.58)	5.19	(.53)	2.39	.71
Distributions from net investment income	-	-	-	(.11)	-
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 17.68	$ 21.26	$ 16.07	$ 16.60	$ 14.32
Total Return A	(16.84)%	32.30%	(3.19)%	16.73%	5.22%
Ratios to Average Net Assets C,F
Expenses before reductions	.94%	.93%	.90%	.92%	.93%
Expenses net of fee waivers, if any	.94%	.93%	.90%	.92%	.93%
Expenses net of all reductions	.92%	.92%	.80%	.81%	.84%
Net investment income (loss)	(.22)%	(.59)%	(.49)%	.57% E	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,021	$ 21,111	$ 11,681	$ 11,640	$ 10,984
Portfolio turnover rate D	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Technology

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,458,788
Unrealized depreciation	(135,343,128)
Net unrealized appreciation (depreciation)	(107,884,340)
Capital loss carryforward	(1,389,526,620)

Cost for federal income tax purposes	$ 734,350,394

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-
consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,533,223,630 and $1,609,484,477, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 762,718	$ 27,500
Class T	.25%	.25%	1,155,470	5,646
Class B	.75%	.25%	755,830	567,417
Class C	.75%	.25%	788,906	49,851
			$ 3,462,924	$ 650,414

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55,710
Class T	23,517
Class B*	100,370
Class C*	6,485
$ 186,082

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Technology

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 928,140.30
Class T	709,949.31
Class B	228,893.30
Class C	239,572.30
Institutional Class	68,884.29
	$ 2,175,438

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $35,532 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,579,750	3.29%	$ 13,867

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,715 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $110,238 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 7,835
Class B	258
Class C	1,784
Institutional Class	1,027
$ 10,904

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $258,686, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	5,381,278	7,888,385	$ 105,720,351	$ 145,922,304
Shares redeemed	(4,279,571)	(4,978,587)	(82,236,119)	(92,460,573)
Net increase (decrease)	1,101,707	2,909,798	$ 23,484,232	$ 53,461,731
Class T
Shares sold	2,146,310	1,926,573	$ 41,674,472	$ 34,966,338
Shares redeemed	(4,638,425)	(6,053,307)	(86,554,961)	(109,073,221)
Net increase (decrease)	(2,492,115)	(4,126,734)	$ (44,880,489)	$ (74,106,883)
Class B
Shares sold	406,127	357,014	$ 7,558,898	$ 6,182,320
Shares redeemed	(2,773,060)	(8,194,716)	(50,298,253)	(140,978,328)
Net increase (decrease)	(2,366,933)	(7,837,702)	$ (42,739,355)	$ (134,796,008)
Class C
Shares sold	550,177	490,290	$ 10,400,107	$ 8,483,174
Shares redeemed	(1,056,703)	(1,608,094)	(18,857,821)	(27,833,773)
Net increase (decrease)	(506,526)	(1,117,804)	$ (8,457,714)	$ (19,350,599)
Institutional Class
Shares sold	628,983	640,632	$ 12,989,931	$ 12,507,491
Shares redeemed	(376,415)	(374,535)	(7,481,058)	(7,263,706)
Net increase (decrease)	252,568	266,097	$ 5,508,873	$ 5,243,785

Technology

Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	-6.52%	14.59%	4.49%
Class T (incl. 3.50% sales charge) C	-4.57%	14.83%	4.47%
Class B (incl. contingent deferred sales charge) A,C	-6.50%	14.86%	4.55%
Class C (incl. contingent deferred sales charge) B,C	-2.56%	15.16%	4.37%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Utilities operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class A on July 31, 1998, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Utilities Fund

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -0.82%, -1.11%, -1.59% and -1.58%, respectively (excluding sales charges), underperforming the 2.47% return of the MSCI® US Investable Market Utilities Index but outperforming the S&P 500. Less-than-favorable stock selection and an underweighting in the gas utilities area hurt, as did an overweighting in independent power/energy traders and unsuccessful security selection among electric utilities. On the other hand, an out-of-benchmark stake in oil and gas storage/transport buoyed the fund's performance relative to the MSCI index. Detractors included gas utility Southern Union, independent power producers AES, NRG Energy and Reliant Energy, along with New Jersey-based multi-utility Public Service Enterprise Group and an underweighting in gas utility Energen. An out-of-benchmark stake in Texas-based oil and gas pipeline company Spectra Energy - no longer held - contributed, as did independent power/energy trader TXU from Texas, Sempra Energy from Southern California, and an underweighting and timely ownership of two multi-utilities, Virginia-based Dominion Resources and New Mexico-based PNM Resources, benchmark components that lagged. Some stocks mentioned here were not held at period end.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned -0.49%, underperforming the 2.47% return of the MSCI® US Investable Market Utilities Index but outperforming the S&P 500. Less-than-favorable stock selection and an underweighting in the gas utilities area hurt, as did an overweighting in independent power/energy traders and unsuccessful security selection among electric utilities. On the other hand, an out-of-benchmark stake in oil and gas storage/transport buoyed the fund's performance relative to the MSCI index. Detractors included gas utility Southern Union, independent power producers AES, NRG Energy and Reliant Energy, along with New Jersey-based multi-utility Public Service Enterprise Group and an underweighting in gas utility Energen. An out-of-benchmark stake in Texas-based oil and gas pipeline company Spectra Energy - no longer held - contributed, as did independent power/energy trader TXU from Texas, Sempra Energy from Southern California, and an underweighting and timely ownership of two multi-utilities, Virginia-based Dominion Resources and New Mexico-based PNM Resources, benchmark components that lagged. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Utilities

Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 950.30	$ 5.92
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.12
Class T
Actual	$ 1,000.00	$ 948.90	$ 7.17
Hypothetical A	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 946.50	$ 9.58
Hypothetical A	$ 1,000.00	$ 1,015.02	$ 9.92
Class C
Actual	$ 1,000.00	$ 946.80	$ 9.54
Hypothetical A	$ 1,000.00	$ 1,015.07	$ 9.87
Institutional Class
Actual	$ 1,000.00	$ 951.80	$ 4.51
Hypothetical A	$ 1,000.00	$ 1,020.24	$ 4.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.48%
Class B	1.98%
Class C	1.97%
Institutional Class	.93%

Annual Report

Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
PPL Corp.	10.9	9.3
Exelon Corp.	9.5	8.8
FPL Group, Inc.	7.6	5.3
Constellation Energy Group, Inc.	6.2	6.0
Entergy Corp.	6.0	5.2
Allegheny Energy, Inc.	5.2	4.1
Sempra Energy	5.0	4.8
FirstEnergy Corp.	4.9	3.7
NRG Energy, Inc.	4.9	2.7
Edison International	4.2	4.1
	64.4
Top Industries (% of fund's net assets)
As of July 31, 2008
Electric Utilities	54.3%
Independent Power Producers & Energy Traders	18.0%
Multi-utilities	14.1%
Gas Utilities	4.0%
Electronic Equipment & Instruments	0.4%
All Others*	9.2%

As of January 31, 2008
Electric Utilities	50.4%
Multi-utilities	20.6%
Independent Power Producers & Energy Traders	15.9%
Gas Utilities	4.0%
Water Utilities	0.5%
All Others*	8.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Utilities Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Other Diversifed Financial Services - 0.2%
Hicks Acquisition Co. I, Inc. unit	52,100	$ 500,160
ELECTRIC UTILITIES - 54.3%
Electric Utilities - 54.3%
Allegheny Energy, Inc.	240,500	11,640,200
American Electric Power Co., Inc.	238,300	9,412,850
Edison International	195,300	9,440,802
Entergy Corp.	126,100	13,482,612
Exelon Corp.	269,900	21,219,538
FirstEnergy Corp.	150,100	11,039,855
FPL Group, Inc.	261,700	16,887,501
Great Plains Energy, Inc.	15,322	387,034
ITC Holdings Corp.	27,900	1,454,148
PPL Corp.	517,900	24,320,583
Sierra Pacific Resources	183,000	2,075,220
		121,360,343
ELECTRICAL EQUIPMENT - 0.2%
Heavy Electrical Equipment - 0.2%
ABB Ltd. sponsored ADR	16,500	432,630
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Electronic Equipment & Instruments - 0.4%
Itron, Inc. (a)	10,300	950,999
GAS UTILITIES - 4.0%
Gas Utilities - 4.0%
Energen Corp.	28,500	1,715,700
Equitable Resources, Inc.	51,500	2,690,875
Questar Corp.	87,200	4,611,136
		9,017,711
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 18.0%
Independent Power Producers & Energy Traders - 18.0%
AES Corp. (a)(d)	274,000	4,422,360
Calpine Corp. (a)	43,200	751,680
Constellation Energy Group, Inc.	167,400	13,920,984
Dynegy, Inc. Class A (a)	264,600	1,780,758
Mirant Corp. (a)(d)	121,500	3,719,115

	Shares	Value
NRG Energy, Inc. (a)	299,000	$ 10,850,710
Reliant Energy, Inc. (a)	264,300	4,786,473
		40,232,080
MULTI-UTILITIES - 14.1%
Multi-Utilities - 14.1%
CenterPoint Energy, Inc.	190,700	3,007,339
CMS Energy Corp.	87,400	1,179,900
Integrys Energy Group, Inc.	27,200	1,388,832
PG&E Corp.	112,686	4,341,792
Public Service Enterprise Group, Inc.	207,180	8,660,124
Sempra Energy	199,000	11,175,840
TECO Energy, Inc.	87,200	1,617,560
		31,371,387
TOTAL COMMON STOCKS (Cost $202,173,358)		203,865,310
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 2.35% (b)	4,703,711	4,703,711
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	5,097,000	5,097,000
TOTAL MONEY MARKET FUNDS (Cost $9,800,711)		9,800,711
TOTAL INVESTMENT PORTFOLIO - 95.6% (Cost $211,974,069)		213,666,021
NET OTHER ASSETS - 4.4%		9,736,799
NET ASSETS - 100%		$ 223,402,820
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 644,715
Fidelity Securities Lending Cash Central Fund	43,398
Total	$ 688,113
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $232,998,756 of which $78,586,224 and $154,412,532 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Utilities

Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $4,833,610) - See accompanying schedule: Unaffiliated issuers (cost $202,173,358)	$ 203,865,310
Fidelity Central Funds (cost $9,800,711)	9,800,711
Total Investments (cost $211,974,069)		$ 213,666,021
Receivable for investments sold		19,628,256
Receivable for fund shares sold		132,554
Dividends receivable		7,631
Distributions receivable from Fidelity Central Funds		11,345
Prepaid expenses		304
Other receivables		304
Total assets		233,446,415

Liabilities
Payable for investments purchased	$ 4,304,233
Payable for fund shares redeemed	329,142
Accrued management fee	108,813
Distribution fees payable	97,904
Other affiliated payables	70,246
Other payables and accrued expenses	36,257
Collateral on securities loaned, at value	5,097,000
Total liabilities		10,043,595

Net Assets		$ 223,402,820
Net Assets consist of:
Paid in capital		$ 454,361,638
Undistributed net investment income		494,309
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(233,145,079)
Net unrealized appreciation (depreciation) on investments		1,691,952
Net Assets		$ 223,402,820
Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($105,219,160 ÷ 5,189,541 shares)	$ 20.28

Maximum offering price per share (100/94.25 of $20.28)	$ 21.52
Class T: Net Asset Value and redemption price per share ($54,345,622 ÷ 2,682,009 shares)	$ 20.26

Maximum offering price per share (100/96.50 of $20.26)	$ 20.99
Class B: Net Asset Value and offering price per share ($20,747,369 ÷ 1,036,762 shares)A	$ 20.01

Class C: Net Asset Value and offering price per share ($37,387,082 ÷ 1,876,011 shares)A	$ 19.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,703,587 ÷ 277,995 shares)	$ 20.52

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Utilities

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 5,423,144
Interest		9,379
Income from Fidelity Central Funds		688,113
Total income		6,120,636

Expenses
Management fee	$ 1,474,743
Transfer agent fees	792,649
Distribution fees	1,336,434
Accounting and security lending fees	105,377
Custodian fees and expenses	9,800
Independent trustees' compensation	1,128
Registration fees	47,983
Audit	43,851
Legal	4,846
Interest	1,860
Miscellaneous	46,066
Total expenses before reductions	3,864,737
Expense reductions	(3,108)	3,861,629
Net investment income (loss)		2,259,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,067,569
Foreign currency transactions	(5,133)
Total net realized gain (loss)		15,062,436
Change in net unrealized appreciation (depreciation) on investment securities		(20,022,346)
Net gain (loss)		(4,959,910)
Net increase (decrease) in net assets resulting from operations		$ (2,700,903)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,259,007	$ 1,715,800
Net realized gain (loss)	15,062,436	44,242,815
Change in net unrealized appreciation (depreciation)	(20,022,346)	(2,387,149)
Net increase (decrease) in net assets resulting from operations	(2,700,903)	43,571,466
Distributions to shareholders from net investment income	(2,837,541)	(1,795,359)
Share transactions - net increase (decrease)	(28,461,258)	17,609,310
Redemption fees	9,517	19,962
Total increase (decrease) in net assets	(33,990,185)	59,405,379

Net Assets
Beginning of period	257,393,005	197,987,626
End of period (including undistributed net investment income of $494,309 and undistributed net investment income of $1,153,544, respectively)	$ 223,402,820	$ 257,393,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.74	$ 17.20	$ 15.17	$ 12.09	$ 10.37
Income from Investment Operations
Net investment income (loss) C	.24	.21	.24	.28 F	.10
Net realized and unrealized gain (loss)	(.38)	3.56	2.06	3.01	1.72
Total from investment operations	(.14)	3.77	2.30	3.29	1.82
Distributions from net investment income	(.32)	(.23)	(.27)	(.21)	(.10)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 20.74	$ 17.20	$ 15.17	$ 12.09
Total Return A,B	(.82)%	22.14%	15.38%	27.48%	17.67%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.27%	1.34%	1.39%	1.51%
Expenses net of fee waivers, if any	1.21%	1.27%	1.34%	1.39%	1.50%
Expenses net of all reductions	1.21%	1.26%	1.32%	1.36%	1.45%
Net investment income (loss)	1.11%	1.04%	1.51%	2.03% F	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,219	$ 94,842	$ 40,599	$ 29,150	$ 21,987
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.71	$ 17.18	$ 15.10	$ 12.04	$ 10.33
Income from Investment Operations
Net investment income (loss) C	.18	.15	.19	.24 F	.07
Net realized and unrealized gain (loss)	(.39)	3.56	2.08	2.99	1.72
Total from investment operations	(.21)	3.71	2.27	3.23	1.79
Distributions from net investment income	(.24)	(.18)	(.19)	(.17)	(.08)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.26	$ 20.71	$ 17.18	$ 15.10	$ 12.04
Total Return A,B	(1.11)%	21.74%	15.20%	27.03%	17.42%
Ratios to Average Net Assets D,G
Expenses before reductions	1.47%	1.54%	1.60%	1.67%	1.79%
Expenses net of fee waivers, if any	1.47%	1.54%	1.60%	1.67%	1.75%
Expenses net of all reductions	1.47%	1.54%	1.58%	1.64%	1.70%
Net investment income (loss)	.84%	.76%	1.25%	1.76% F	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,346	$ 62,592	$ 52,128	$ 55,683	$ 53,255
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.40	$ 16.90	$ 14.83	$ 11.82	$ 10.15
Income from Investment Operations
Net investment income (loss) C	.08	.05	.12	.17 F	.01
Net realized and unrealized gain (loss)	(.39)	3.52	2.03	2.95	1.69
Total from investment operations	(.31)	3.57	2.15	3.12	1.70
Distributions from net investment income	(.08)	(.07)	(.08)	(.11)	(.03)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.01	$ 20.40	$ 16.90	$ 14.83	$ 11.82
Total Return A,B	(1.59)%	21.18%	14.57%	26.51%	16.79%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	2.04%	2.09%	2.14%	2.25%
Expenses net of fee waivers, if any	1.96%	2.04%	2.09%	2.14%	2.25%
Expenses net of all reductions	1.95%	2.03%	2.06%	2.11%	2.20%
Net investment income (loss)	.36%	.27%	.76%	1.28% F	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,747	$ 43,845	$ 65,959	$ 82,577	$ 84,742
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.38	$ 16.91	$ 14.84	$ 11.84	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.08	.06	.13	.18 F	.02
Net realized and unrealized gain (loss)	(.39)	3.51	2.04	2.94	1.70
Total from investment operations	(.31)	3.57	2.17	3.12	1.72
Distributions from net investment income	(.14)	(.10)	(.10)	(.12)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 19.93	$ 20.38	$ 16.91	$ 14.84	$ 11.84
Total Return A,B	(1.58)%	21.23%	14.72%	26.48%	16.98%
Ratios to Average Net Assets D,G
Expenses before reductions	1.95%	1.99%	2.02%	2.07%	2.17%
Expenses net of fee waivers, if any	1.95%	1.99%	2.02%	2.07%	2.17%
Expenses net of all reductions	1.95%	1.99%	2.00%	2.04%	2.12%
Net investment income (loss)	.36%	.32%	.83%	1.36% F	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,387	$ 43,292	$ 32,823	$ 34,827	$ 35,038
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.95	$ 17.38	$ 15.31	$ 12.20	$ 10.47
Income from Investment Operations
Net investment income (loss) B	.31	.29	.30	.33 E	.15
Net realized and unrealized gain (loss)	(.38)	3.58	2.10	3.03	1.73
Total from investment operations	(.07)	3.87	2.40	3.36	1.88
Distributions from net investment income	(.36)	(.30)	(.33)	(.25)	(.15)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 20.52	$ 20.95	$ 17.38	$ 15.31	$ 12.20
Total Return A	(.49)%	22.54%	15.95%	27.88%	18.14%
Ratios to Average Net Assets C,F
Expenses before reductions	.91%	.92%	.94%	.99%	1.09%
Expenses net of fee waivers, if any	.91%	.92%	.94%	.99%	1.09%
Expenses net of all reductions	.90%	.92%	.92%	.96%	1.04%
Net investment income (loss)	1.41%	1.39%	1.91%	2.44% E	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,704	$ 12,822	$ 6,479	$ 1,766	$ 2,254
Portfolio turnover rate D	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustee compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,668,640
Unrealized depreciation	(15,123,216)
Net unrealized appreciation (depreciation)	1,545,424
Undistributed ordinary income	494,327
Capital loss carryforward	(232,998,756)

Cost for federal income tax purposes	$ 212,120,597

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,837,541	$ 1,795,359

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Utilities

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $189,408,234 and $236,387,873, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 274,288	$ 18,467
Class T	.25%	.25%	310,876	1,678
Class B	.75%	.25%	317,442	238,665
Class C	.75%	.25%	433,828	67,743
			$ 1,336,434	$ 326,553

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,262
Class T	14,697
Class B*	46,183
Class C*	9,457
$ 133,599

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 330,203.30
Class T	195,807.31
Class B	95,545.30
Class C	126,719.29
Institutional Class	44,375.25
	$ 792,649

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,830 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,018,500	2.38%	$ 1,860

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $642 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $43,398.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,154 for the period In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 954

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Utilities

10. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $41,180 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 1,513,480	$ 644,012
Class T	697,662	560,438
Class B	116,029	253,871
Class C	289,510	209,022
Institutional Class	220,860	128,016
Total	$ 2,837,541	$ 1,795,359

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	2,354,893	3,629,587	$ 52,162,968	$ 74,211,808
Reinvestment of distributions	60,065	31,700	1,341,196	573,106
Shares redeemed	(1,798,285)	(1,448,205)	(38,893,897)	(30,175,903)
Net increase (decrease)	616,673	2,213,082	$ 14,610,267	$ 44,609,011
Class T
Shares sold	607,632	1,035,618	$ 13,411,231	$ 20,689,420
Reinvestment of distributions	29,500	29,413	659,942	530,959
Shares redeemed	(977,155)	(1,078,012)	(21,255,306)	(22,011,808)
Net increase (decrease)	(340,023)	(12,981)	$ (7,184,133)	$ (791,429)
Class B
Shares sold	265,082	496,053	$ 5,789,226	$ 9,866,415
Reinvestment of distributions	4,528	12,604	103,786	221,292
Shares redeemed	(1,382,108)	(2,262,406)	(29,771,682)	(44,828,420)
Net increase (decrease)	(1,112,498)	(1,753,749)	$ (23,878,670)	$ (34,740,713)
Class C
Shares sold	413,208	1,008,161	$ 8,976,142	$ 20,364,886
Reinvestment of distributions	10,061	8,956	223,730	157,448
Shares redeemed	(671,632)	(834,201)	(14,302,911)	(16,902,583)
Net increase (decrease)	(248,363)	182,916	$ (5,103,039)	$ 3,619,751
Institutional Class
Shares sold	1,285,993	1,116,023	$ 28,765,131	$ 24,167,100
Reinvestment of distributions	7,559	2,016	173,189	36,805
Shares redeemed	(1,627,489)	(878,823)	(35,844,003)	(19,291,215)
Net increase (decrease)	(333,937)	239,216	$ (6,905,683)	$ 4,912,690

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisory Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisory Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisory Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr.
Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Energy Fund
Class A	09/15/08	09/12/08	-	$6.90
Class T	09/15/08	09/12/08	-	$6.90
Class B	09/15/08	09/12/08	-	$6.90
Class C	09/15/08	09/12/08	-	$6.90
Fidelity Advisor Financial Services Fund
Class A	09/15/08	09/12/08	$.136	$.02
Class T	09/15/08	09/12/08	$.107	$.02
Class B	09/15/08	09/12/08	$.05	$.02
Class C	09/15/08	09/12/08	$.076	$.02
Fidelity Advisor Health Care Fund
Class A	09/15/08	09/12/08	-	$.37
Class T	09/15/08	09/12/08	-	$.37
Class B	09/15/08	09/12/08	-	$.37
Class C	09/15/08	09/12/08	-	$.37
Fidelity Advisor Industrials Fund
Class A	09/15/08	09/12/08	$.038	$.02
Class T	09/15/08	09/12/08	$.011	$.02
Class B	09/15/08	09/12/08	-	-
Class C	09/15/08	09/12/08	-	-

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$1,255,636
Fidelity Advisor Consumer Discretionary Fund	$321,878
Fidelity Advisor Energy Fund	$179,399,979
Fidelity Advisor Financial Services Fund	$3,949,349
Fidelity Advisor Health Care Fund	$23,469,350
Fidelity Advisor Industrials Fund	$5,579,858

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2007	December 2007
Fidelity Advisor Consumer Discretionary Fund
Class A	12%	-
Class T	12%	-
Class B	13%	-
Class C	13%	-
Fidelity Advisor Energy Fund
Class A	100%	73%
Class T	100%	95%
Class B	-	100%
Class C	-	100%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
	September 2007	December 2007
Fidelity Advisor Health Care Fund
Class A	100%	52%
Class T	100%	64%
Class B	100%	100%
Class C	100%	96%
Fidelity Advisor Industrials Fund
Class A	23%	40%
Class T	24%	44%
Class B	26%	53%
Class C	26%	52%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2007	December 2007
Fidelity Advisor Consumer Discretionary Fund
Class A	15%	-
Class T	15%	-
Class B	17%	-
Class C	16%	-
Fidelity Advisor Energy Fund
Class A	100%	91%
Class T	100%	100%
Class B	-	100%
Class C	-	100%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Health Care Fund
Class A	100%	62%
Class T	100%	76%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Industrials Fund
Class A	24%	40%
Class T	25%	44%
Class B	27%	54%
Class C	27%	53%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,843,094,379.23	96.319
Withheld	70,445,651.74	3.681
TOTAL	1,913,540,030.97	100.000
Dennis J. Dirks
Affirmative	1,844,705,271.13	96.403
Withheld	68,834,759.84	3.597
TOTAL	1,913,540,030.97	100.000
Edward C. Johnson 3d
Affirmative	1,841,350,074.57	96.227
Withheld	72,189,956.40	3.773
TOTAL	1,913,540,030.97	100.000
Alan J. Lacy
Affirmative	1,843,985,654.20	96.365
Withheld	69,554,376.77	3.635
TOTAL	1,913,540,030.97	100.000
Ned C. Lautenbach
Affirmative	1,844,982,064.29	96.417
Withheld	68,557,966.68	3.583
TOTAL	1,913,540,030.97	100.000
Joseph Mauriello
Affirmative	1,843,252,653.53	96.327
Withheld	70,287,377.44	3.673
TOTAL	1,913,540,030.97	100.000
Cornelia M. Small
Affirmative	1,845,097,505.44	96.423
Withheld	68,442,525.53	3.577
TOTAL	1,913,540,030.97	100.000
William S. Stavropoulos
Affirmative	1,840,012,418.12	96.158
Withheld	73,527,612.85	3.842
TOTAL	1,913,540,030.97	100.000
David M. Thomas
Affirmative	1,845,597,797.69	96.449
Withheld	67,942,233.28	3.551
TOTAL	1,913,540,030.97	100.000
Michael E. Wiley
Affirmative	1,845,590,500.21	96.449
Withheld	67,949,530.76	3.551
TOTAL	1,913,540,030.97	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	1,059,631,083.78	55.375
Against	187,649,461.13	9.807
Abstain	74,155,654.32	3.875
Broker Non-Votes	592,103,831.74	30.943
TOTAL	1,913,540,030.97	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

For Advisor Technology, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Advisor Biotechnology

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Communications Equipment

The Board stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Consumer Discretionary

The Board stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Electronics

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Energy

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Financial Services

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Health Care

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Industrials

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Utilities

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Energy

Advisor Financial Services

Annual Report

Advisor Health Care

Advisor Industrials

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007.

Annual Report

The Board noted that the total expenses of each of Class A and Class C of Advisor Communications Equipment ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of Class T and Institutional Class ranked above its competitive median for 2007.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2007, the total expenses of Institutional Class ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007.

The Board noted that the total expenses of each of Class A and Class C of Advisor Electronics ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of Class T and Institutional Class ranked above its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Financial Services ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Health Care ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Industrials ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Technology ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Utilities ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where
Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOC-UANNPRO-0908
1.789241.104

Fidelity Advisor
Focus Funds®
Institutional Class

Biotechnology

Communications Equipment

Consumer Discretionary

Electronics

Energy

Financial Services

Health Care

Industrials

Technology

Utilities

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Communications Equipment	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
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To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fundA
Institutional Class	16.35%	7.51%	-2.00%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Communications Equipment

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 15.95%, 15.64%, 14.96% and 14.96%, respectively (excluding sales charges), trailing the 25.57% result of the MSCI® US Investable Market Biotechnology Index but handily topping the S&P 500. Versus the MSCI index, positions in a number of out-of-index biotechnology and pharmaceutical holdings in the small- and mid-cap segments hurt the fund's relative performance. In particular, the share price of Vanda Pharmaceuticals - which I sold during the period - lost most of its value during the period, as the company received word near the end of July 2008 that Iloperidone, its antipsychotic medication under review for treating schizophrenia, was not approved for that purpose by the Food and Drug Administration (FDA). Also holding back our results was BioMarin Pharmaceutical. Meanwhile, Akorn was sidetracked by delays in FDA approval of a generic form of Vancocin, an antibiotic. Among larger-caps, significantly underweighting one strong-
performing major index component, Gilead Sciences, held back our results, and Wyeth turned in a disappointing performance. Conversely, the fund's holdings in major index component Celgene provided the biggest boost. I was able to purchase the bulk of the position after the stock fell sharply in December 2007, after which it advanced nicely. Alexion Pharmaceuticals also bolstered our results, as did Auxilium Pharmaceuticals and OSI Pharmaceuticals. Auxilium, Vanda, Wyeth and Akorn were out-of-index holdings.

During the year, the fund's Institutional Class shares returned 16.35%, trailing the 25.57% result of the MSCI® US Investable Market Biotechnology Index but handily topping the S&P 500. Versus the MSCI index, positions in a number of out-of-index biotechnology and pharmaceutical holdings in the small- and mid-cap segments hurt the fund's relative performance. In particular, the share price of Vanda Pharmaceuticals - which I sold during the period - lost most of its value during the period, as the company received word near the end of July 2008 that Iloperidone, its antipsychotic medication under review for treating schizophrenia, was not approved for that purpose by the Food and Drug Administration (FDA). Also holding back our results was BioMarin Pharmaceutical. Meanwhile, Akorn was sidetracked by delays in FDA approval of a generic form of Vancocin, an antibiotic. Among larger-caps, significantly underweighting one strong-performing major index component, Gilead Sciences, held back our results, and Wyeth turned in a disappointing performance. Conversely, the fund's holdings in major index component Celgene provided the biggest boost. I was able to purchase the bulk of the position after the stock fell sharply in December 2007, after which it advanced nicely. Alexion Pharmaceuticals also bolstered our results, as did Auxilium Pharmaceuticals and OSI Pharmaceuticals. Auxilium, Vanda, Wyeth and Akorn were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 1,135.20	$ 7.11
HypotheticalA	$ 1,000.00	$ 1,018.20	$ 6.72
Class T
Actual	$ 1,000.00	$ 1,133.30	$ 8.75
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 1,131.00	$ 11.07
HypotheticalA	$ 1,000.00	$ 1,014.47	$ 10.47
Class C
Actual	$ 1,000.00	$ 1,129.20	$ 11.01
HypotheticalA	$ 1,000.00	$ 1,014.52	$ 10.42
Institutional Class
Actual	$ 1,000.00	$ 1,136.40	$ 5.47
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.34%
Class T	1.65%
Class B	2.09%
Class C	2.08%
Institutional Class	1.03%

Portfolio/Sector

Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	19.6	0.4
Genentech, Inc.	10.3	10.9
Gilead Sciences, Inc.	8.4	8.9
Alexion Pharmaceuticals, Inc.	5.1	4.0
Biogen Idec, Inc.	4.4	7.2
Cephalon, Inc.	3.8	4.6
Acorda Therapeutics, Inc.	3.3	0.2
Auxilium Pharmaceuticals, Inc.	3.0	3.2
Celgene Corp.	2.7	6.9
United Therapeutics Corp.	2.7	3.4
	63.3
Top Industries (% of fund's net assets)
As of July 31, 2008
Biotechnology	81.7%
Pharmaceuticals	13.7%
Health Care Equipment & Supplies	1.4%
Life Sciences Tools & Services	0.7%
All Others*	2.5%

As of January 31, 2008
Biotechnology	80.8%
Pharmaceuticals	14.2%
Health Care Equipment & Supplies	1.8%
Life Sciences Tools & Services	2.8%
Health Care Providers & Services	0.2%
All Others*	0.2%

* Includes short-term investments and net other assets.

Biotechnology

Advisor Biotechnology Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
BIOTECHNOLOGY - 81.7%
Biotechnology - 81.7%
Acadia Pharmaceuticals, Inc. (a)	28,874	$ 86,045
Acorda Therapeutics, Inc. (a)	58,304	1,912,954
Affymax, Inc. (a)	7,300	144,321
Alexion Pharmaceuticals, Inc. (a)	32,233	3,021,844
Alkermes, Inc. (a)	13,100	206,325
Alnylam Pharmaceuticals, Inc. (a)	7,000	243,460
Amgen, Inc. (a)	183,920	11,518,905
Amylin Pharmaceuticals, Inc. (a)	23,584	744,075
Antigenics, Inc. (a)	452,000	890,440
Antigenics, Inc.:
warrants 1/9/10 (a)(e)	452,000	83,478
warrants 1/9/18 (a)(e)	452,000	533,805
Arena Pharmaceuticals, Inc. (a)	7,600	51,528
Biogen Idec, Inc. (a)	36,802	2,567,308
BioMarin Pharmaceutical, Inc. (a)	43,189	1,405,802
Celera Corp. (a)	11,700	159,705
Celgene Corp. (a)	21,238	1,603,257
Cephalon, Inc. (a)	30,699	2,245,939
Cepheid, Inc. (a)	7,500	128,400
Cougar Biotechnology, Inc. (a)	12,700	427,355
Cubist Pharmaceuticals, Inc. (a)	8,215	186,152
CV Therapeutics, Inc. (a)	9,400	88,078
Dendreon Corp. (a)(d)	10,800	63,936
Enzon Pharmaceuticals, Inc. (a)	5,400	44,172
Genentech, Inc. (a)	63,511	6,049,423
Genzyme Corp. (a)	9,438	723,423
Gilead Sciences, Inc. (a)	91,498	4,939,062
GTx, Inc. (a)	2,670	49,769
Halozyme Therapeutics, Inc. (a)	5,010	40,130
Human Genome Sciences, Inc. (a)	17,377	115,210
ImClone Systems, Inc. (a)	10,800	690,444
Incyte Corp. (a)	14,895	137,928
Isis Pharmaceuticals, Inc. (a)	17,700	303,201
Ligand Pharmaceuticals, Inc. Class B (a)	26,500	88,245
Martek Biosciences (a)	3,500	131,635
Momenta Pharmaceuticals, Inc. (a)	4,000	66,320
Myriad Genetics, Inc. (a)	7,505	499,083
Omrix Biopharmaceuticals, Inc. (a)	1,900	35,340
ONYX Pharmaceuticals, Inc. (a)	18,094	732,807
OREXIGEN Therapeutics, Inc. (a)	9,226	80,728
OSI Pharmaceuticals, Inc. (a)	10,100	531,563
PDL BioPharma, Inc.	27,700	309,409
Poniard Pharmaceuticals, Inc. (a)	7,700	29,645
Progenics Pharmaceuticals, Inc. (a)	4,500	74,250
Regeneron Pharmaceuticals, Inc. (a)	8,891	194,624
Rigel Pharmaceuticals, Inc. (a)	7,635	194,234
Sangamo Biosciences, Inc. (a)	7,098	77,723
Savient Pharmaceuticals, Inc. (a)	10,505	279,223
Theratechnologies, Inc. (a)	5,700	29,673
Theravance, Inc. (a)	7,765	124,085

	Shares	Value
United Therapeutics Corp. (a)	13,839	$ 1,569,204
Vertex Pharmaceuticals, Inc. (a)	45,304	1,562,988
Zymogenetics, Inc. (a)	11,295	97,137
		48,113,790
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Health Care Equipment - 1.4%
Alsius Corp. (a)	14,200	32,376
Clinical Data, Inc. (a)	4,547	77,754
Quidel Corp. (a)	34,400	696,944
		807,074
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Life Sciences Tools & Services - 0.7%
AMAG Pharmaceuticals, Inc. (a)	3,415	140,015
Exelixis, Inc. (a)	34,300	240,100
Medivation, Inc. (a)	1,359	27,180
		407,295
PHARMACEUTICALS - 13.7%
Pharmaceuticals - 13.7%
Akorn, Inc. (a)	106,079	544,185
Auxilium Pharmaceuticals, Inc. (a)	47,658	1,768,112
Biodel, Inc. (a)	57,233	963,231
Catalyst Pharmaceutical Partners, Inc. (a)	21,241	69,033
Elan Corp. PLC sponsored ADR (a)	72,250	1,448,613
Jazz Pharmaceuticals, Inc. (a)	335	2,258
Sepracor, Inc. (a)	17,210	300,831
Wyeth	36,900	1,495,188
XenoPort, Inc. (a)	31,735	1,454,098
		8,045,549
TOTAL COMMON STOCKS (Cost $46,219,476)		57,373,708
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 2.35% (b)	746,664	746,664
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	52,200	52,200
TOTAL MONEY MARKET FUNDS (Cost $798,864)		798,864
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $47,018,340)		58,172,572
NET OTHER ASSETS - 1.2%		684,099
NET ASSETS - 100%		$ 58,856,671
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $617,283 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/10	1/9/08	$ 3
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 563,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,289
Fidelity Securities Lending Cash Central Fund	8,739
Total	$ 20,028
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $4,310,179 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $51,504) - See accompanying schedule: Unaffiliated issuers (cost $46,219,476)	$ 57,373,708
Fidelity Central Funds (cost $798,864)	798,864
Total Investments (cost $47,018,340)		$ 58,172,572
Cash		1
Receivable for investments sold		1,758,028
Receivable for fund shares sold		693,925
Distributions receivable from Fidelity Central Funds		1,476
Prepaid expenses		65
Total assets		60,626,067

Liabilities
Payable for investments purchased	$ 1,512,567
Payable for fund shares redeemed	101,479
Accrued management fee	25,888
Distribution fees payable	27,372
Other affiliated payables	13,849
Other payables and accrued expenses	36,041
Collateral on securities loaned, at value	52,200
Total liabilities		1,769,396

Net Assets		$ 58,856,671
Net Assets consist of:
Paid in capital		$ 52,735,618
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,033,179)
Net unrealized appreciation (depreciation) on investments		11,154,232
Net Assets		$ 58,856,671

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,249,412 ÷ 2,336,366 shares)	$ 7.81

Maximum offering price per share (100/94.25 of $7.81)	$ 8.29
Class T: Net Asset Value and redemption price per share ($15,122,889 ÷ 1,977,167 shares)	$ 7.65

Maximum offering price per share (100/96.50 of $7.65)	$ 7.93
Class B: Net Asset Value and offering price per share ($11,044,373 ÷ 1,504,428 shares)A	$ 7.34

Class C: Net Asset Value and offering price per share ($13,323,006 ÷ 1,814,396 shares)A	$ 7.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,116,991 ÷ 139,694 shares)	$ 8.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Statement of Operations

	Year ended July 31, 2008
Investment Income
Special dividends		42,843
Interest		1,016
Income from Fidelity Central Funds (including $8,739 from security lending)		20,028
Total income		63,887

Expenses
Management fee	$ 287,392
Transfer agent fees	164,004
Distribution fees	334,626
Accounting and security lending fees	21,818
Custodian fees and expenses	10,146
Independent trustees' compensation	216
Registration fees	47,193
Audit	42,785
Legal	260
Miscellaneous	13,578
Total expenses before reductions	922,018
Expense reductions	(5,153)	916,865
Net investment income (loss)		(852,978)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,922,156)
Foreign currency transactions	300
Total net realized gain (loss)		(1,921,856)
Change in net unrealized appreciation (depreciation) on investment securities		10,243,107
Net gain (loss)		8,321,251
Net increase (decrease) in net assets resulting from operations		$ 7,468,273

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (852,978)	$ (966,220)
Net realized gain (loss)	(1,921,856)	8,930,811
Change in net unrealized appreciation (depreciation)	10,243,107	(4,482,074)
Net increase (decrease) in net assets resulting from operations	7,468,273	3,482,517
Distributions to shareholders from net realized gain	(3,898,928)	-
Share transactions - net increase (decrease)	3,736,181	(8,274,098)
Redemption fees	1,940	1,128
Total increase (decrease) in net assets	7,307,466	(4,790,453)

Net Assets
Beginning of period	51,549,205	56,339,658
End of period	$ 58,856,671	$ 51,549,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 6.81	$ 6.80	$ 6.00	$ 5.94
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.09)	(.09)	(.08) G	(.09)
Net realized and unrealized gain (loss)	1.20	.51	.10	.88	.15
Total from investment operations	1.11	.42	.01	.80	.06
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 7.81	$ 7.23	$ 6.81	$ 6.80	$ 6.00
Total Return A,B	15.95%	6.17%	.15%	13.33%	1.01%
Ratios to Average Net Assets D,H
Expenses before reductions	1.37%	1.42%	1.48%	1.56%	1.68%
Expenses net of fee waivers, if any	1.37%	1.40%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.37%	1.40%	1.37%	1.43%	1.48%
Net investment income (loss)	(1.24)% F	(1.25)%	(1.29)%	(1.36)% G	(1.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,249	$ 13,081	$ 12,539	$ 11,022	$ 10,197
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 7.11	$ 6.71	$ 6.72	$ 5.95	$ 5.90
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.11)	(.11)	(.10) G	(.10)
Net realized and unrealized gain (loss)	1.18	.51	.10	.87	.15
Total from investment operations	1.07	.40	(.01)	.77	.05
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 7.65	$ 7.11	$ 6.71	$ 6.72	$ 5.95
Total Return A,B	15.64%	5.96%	(.15)%	12.94%	.85%
Ratios to Average Net Assets D,H
Expenses before reductions	1.69%	1.75%	1.79%	1.93%	2.10%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.70%	1.75%
Expenses net of all reductions	1.65%	1.65%	1.62%	1.68%	1.73%
Net investment income (loss)	(1.53)% F	(1.49)%	(1.54)%	(1.61)% G	(1.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,123	$ 13,008	$ 13,808	$ 14,177	$ 13,367
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 6.88	$ 6.52	$ 6.56	$ 5.84	$ 5.82
Income from Investment Operations
Net investment income (loss) C	(.14) F	(.14)	(.14)	(.13)G	(.13)
Net realized and unrealized gain (loss)	1.13	.50	.10	.85	.15
Total from investment operations	.99	.36	(.04)	.72	.02
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 7.34	$ 6.88	$ 6.52	$ 6.56	$ 5.84
Total Return A,B	14.96%	5.52%	(.61)%	12.33%	.34%
Ratios to Average Net Assets D,H
Expenses before reductions	2.12%	2.17%	2.23%	2.33%	2.46%
Expenses net of fee waivers, if any	2.12%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.12%	2.15%	2.12%	2.18%	2.22%
Net investment income (loss)	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G	(2.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,044	$ 12,656	$ 14,938	$ 16,921	$ 16,819
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 6.88	$ 6.52	$ 6.57	$ 5.84	$ 5.82
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.14)	(.14)	(.13)G	(.13)
Net realized and unrealized gain (loss)	1.12	.50	.09	.86	.15
Total from investment operations	.99	.36	(.05)	.73	.02
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capitalC,I	-	-	-	-	-
Net asset value, end of period	$ 7.34	$ 6.88	$ 6.52	$ 6.57	$ 5.84
Total Return A,B	14.96%	5.52%	(.76)%	12.50%	.34%
Ratios to Average Net Assets D,H
Expenses before reductions	2.12%	2.16%	2.17%	2.24%	2.31%
Expenses net of fee waivers, if any	2.12%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.12%	2.15%	2.12%	2.18%	2.23%
Net investment income (loss)	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G	(2.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,323	$ 11,813	$ 13,787	$ 12,538	$ 13,215
Portfolio turnover rate E	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.91	$ 6.89	$ 6.06	$ 5.97
Income from Investment Operations
Net investment income (loss) B	(.07) E	(.07)	(.07)	(.06) F	(.06)
Net realized and unrealized gain (loss)	1.23	.53	.09	.89	.15
Total from investment operations	1.16	.46	.02	.83	.09
Distributions from net realized gain	(.53)	-	-	-	-
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 7.37	$ 6.91	$ 6.89	$ 6.06
Total Return A	16.35%	6.66%	.29%	13.70%	1.51%
Ratios to Average Net Assets C,G
Expenses before reductions	1.06%	1.06%	1.05%	1.10%	1.16%
Expenses net of fee waivers, if any	1.06%	1.06%	1.05%	1.10%	1.16%
Expenses net of all reductions	1.06%	1.06%	1.03%	1.09%	1.14%
Net investment income (loss)	(.94)% E	(.91)%	(.94)%	(1.02)% F	(1.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,117	$ 991	$ 1,268	$ 1,243	$ 1,146
Portfolio turnover rate D	132%	120%	62%	30%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2007, dividend income has been reduced $26,000 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,751,365
Unrealized depreciation	(2,320,139)
Net unrealized appreciation (depreciation)	10,431,226
Cost for federal income tax purposes	$ 47,741,346

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Long-term Capital Gains	$ 3,898,928	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Biotechnology

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $68,262,335 and $70,783,788, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,272	$ 685
Class T	.25%	.25%	67,098	258
Class B	.75%	.25%	116,219	87,830
Class C	.75%	.25%	117,037	15,913
			$ 334,626	$ 104,686

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,012
Class T	7,435
Class B*	25,964
Class C*	1,956
$ 46,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,176.30
Class T	49,606.37
Class B	35,123.30
Class C	35,280.30
Institutional Class	2,819.24
	$ 164,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,116 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $122 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 5,030

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $123 for the period.

Biotechnology

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6,156, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 958,767	$ -
Class T	975,566	-
Class B	968,071	-
Class C	911,566	-
Institutional Class	84,958	-
Total	$ 3,898,928	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	968,364	654,030	$ 6,960,029	$ 4,756,477
Reinvestment of distributions	116,475	-	854,207	-
Shares redeemed	(556,578)	(687,789)	(3,954,261)	(5,067,147)
Net increase (decrease)	528,261	(33,759)	$ 3,859,975	$ (310,670)
Class T
Shares sold	558,497	413,953	$ 3,914,836	$ 2,989,158
Reinvestment of distributions	133,154	-	959,165	-
Shares redeemed	(543,030)	(643,045)	(3,782,531)	(4,647,999)
Net increase (decrease)	148,621	(229,092)	$ 1,091,470	$ (1,658,841)
Class B
Shares sold	270,835	235,936	$ 1,836,564	$ 1,623,598
Reinvestment of distributions	123,818	-	860,151	-
Shares redeemed	(730,418)	(686,826)	(4,825,895)	(4,815,046)
Net increase (decrease)	(335,765)	(450,890)	$ (2,129,180)	$ (3,191,448)
Class C
Shares sold	452,084	294,514	$ 3,145,989	$ 2,075,073
Reinvestment of distributions	110,151	-	765,068	-
Shares redeemed	(465,047)	(691,341)	(3,112,018)	(4,822,276)
Net increase (decrease)	97,188	(396,827)	$ 799,039	$ (2,747,203)

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Institutional Class
Shares sold	190,433	40,455	$ 1,427,209	$ 308,779
Reinvestment of distributions	6,538	-	48,898	-
Shares redeemed	(191,649)	(89,434)	(1,361,230)	(674,715)
Net increase (decrease)	5,322	(48,979)	$ 114,877	$ (365,936)

Biotechnology

Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	-16.16%	7.60%	-2.75%

A From December 27, 2000.

B Prior to October 1, 2006, Advisor Communications Eqipment operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Communications Equipment

Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -16.43%, -16.59%, -16.94% and -17.06%, respectively (excluding sales charges), trailing the S&P 500 and the -15.92% return of the MSCI® US Investable Market Communications Equipment Index. Versus the MSCI index, unfavorable stock selection in communications equipment and two groups not represented in the index - Internet software/services and semiconductors - had a negative impact on fund performance. From a capitalization perspective, the fund was hurt by my stock selection in the small-cap area and by overweighting mid-caps, which did relatively poorly. An underweighted position in major index component QUALCOMM was the fund's top detractor, as the stock registered a solid gain. Also holding back performance were an out-of-index stake in Canada's Sandvine, which makes network traffic-monitoring equipment; F5 Networks, a maker of software for application delivery networking; wireless network services provider Harris Stratex Networks; Powerwave Technologies, which makes equipment for wireless communications networks; and Starent Networks, a provider of infrastructure solutions for wireless telecom services carriers. Conversely, favorable stock picking outside of the benchmark in consumer electronics, computer hardware and home entertainment software benefited the fund. Additionally, given the fund's significant exposure to foreign stocks, the weak U.S. dollar helped. Canada's "smartphone" maker Research In Motion was an important contributor, buoyed by new products and expanding markets. Other contributors were Tele Atlas, a Dutch provider of digital map data that I sold, and Taiwan's HTC Corp., a leading contract manufacturer for makers of computers and cellular phones. Large underweightings in major index components Cisco Systems - the communications equipment giant - and cellular handset maker Motorola, the latter of which I sold completely by period end, also were timely. All the contributors I mentioned except for Motorola and Cisco were out-of-index positions.

During the year, the fund's Institutional Class shares returned -16.16%, trailing the S&P 500 and just slightly behind the -15.92% return of the MSCI® US Investable Market Communications Equipment Index. Versus the MSCI index, unfavorable stock selection in communications equipment and two groups not represented in the index - Internet software/services and semiconductors - had a negative impact on fund performance. From a capitalization perspective, the fund was hurt by my stock selection in the small-cap area and by overweighting mid-caps, which did relatively poorly. An underweighted position in major index component QUALCOMM was the fund's top detractor, as the stock registered a solid gain. Also holding back performance were an out-of-index stake in Canada's Sandvine, which makes network traffic-monitoring equipment; F5 Networks, a maker of software for application delivery networking; wireless network services provider Harris Stratex Networks; Powerwave Technologies, which makes equipment for wireless communications networks; and Starent Networks, a provider of infrastructure solutions for wireless telecom services carriers. Conversely, favorable stock picking outside of the benchmark in consumer electronics, computer hardware and home entertainment software benefited the fund. Additionally, given the fund's significant exposure to foreign stocks, the weak U.S. dollar helped. Canada's "smartphone" maker Research In Motion was an important contributor, buoyed by new products and expanding markets. Other contributors were Tele Atlas, a Dutch provider of digital map data that I sold, and Taiwan's HTC Corp., a leading contract manufacturer for makers of computers and cellular phones. Large underweightings in major index components Cisco Systems - the communications equipment giant - and cellular handset maker Motorola, the latter of which I sold completely by period end, also were timely. All the contributors I mentioned except for Motorola and Cisco were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 979.90	$ 6.89
Hypothetical A	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 979.60	$ 8.12
Hypothetical A	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 977.50	$ 10.57
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 976.20	$ 10.56
Hypothetical A	$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class
Actual	$ 1,000.00	$ 982.80	$ 5.67
Hypothetical A	$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Communications Equipment

Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	16.4	6.6
Cisco Systems, Inc.	10.1	15.4
Research In Motion Ltd.	8.6	10.1
Comverse Technology, Inc.	6.7	6.9
Starent Networks Corp.	5.2	1.8
HTC Corp.	4.6	4.7
CommScope, Inc.	4.4	0.0
Powerwave Technologies, Inc.	4.0	3.5
ADC Telecommunications, Inc.	3.0	2.4
Apple, Inc.	2.9	0.0
	65.9
Top Industries (% of fund's net assets)
As of July 31, 2008
Communications Equipment	71.6%
Computers & Peripherals	7.7%
Semiconductors & Semiconductor Equipment	4.0%
Software	3.6%
Commercial Services & Supplies	2.2%
All Others*	10.9%

As of January 31, 2008
Communications Equipment	72.9%
Computers & Peripherals	5.1%
Semiconductors & Semiconductor Equipment	5.9%
Software	6.1%
Household Durables	2.4%
All Others*	7.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Communications Equipment Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Diversified Commercial & Professional Services - 2.2%
China Security & Surveillance Technology, Inc. (a)	11,200	$ 157,920
COMMUNICATIONS EQUIPMENT - 71.4%
Communications Equipment - 71.4%
Acme Packet, Inc. (a)	100	486
ADC Telecommunications, Inc. (a)	22,600	213,796
Adtran, Inc.	1,483	33,160
ADVA AG Optical Networking (a)	7,013	17,669
Alcatel-Lucent SA sponsored ADR	12,400	74,524
Arris Group, Inc. (a)	6,444	61,669
Aruba Networks, Inc. (a)	100	583
AudioCodes Ltd. (a)	20,500	89,995
Avanex Corp. (a)	11,600	7,540
Ceragon Networks Ltd. (a)	100	787
Cisco Systems, Inc. (a)	32,869	722,789
Cogo Group, Inc. (a)	13,001	60,065
CommScope, Inc. (a)	7,100	316,589
Comverse Technology, Inc. (a)	31,906	477,952
Corning, Inc.	6,400	128,064
F5 Networks, Inc. (a)	3,300	96,195
Finisar Corp. (a)	2,800	3,752
Foxconn International Holdings Ltd. (a)	2,000	1,915
Harris Stratex Networks, Inc. Class A (a)	15,495	113,888
Infinera Corp. (a)	1,300	14,638
Opnext, Inc. (a)	500	2,770
Powerwave Technologies, Inc. (a)	69,500	284,950
QUALCOMM, Inc.	21,100	1,167,674
Research In Motion Ltd. (a)	5,020	616,556
Riverbed Technology, Inc. (a)	1,100	17,457
Sandvine Corp. (a)	18,400	17,073
Sandvine Corp. (U.K.) (a)	56,400	50,029
Sonus Networks, Inc. (a)	19,504	70,800
Starent Networks Corp. (a)	28,476	373,036
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	6,200	64,976
		5,101,377
COMPUTERS & PERIPHERALS - 7.7%
Computer Hardware - 7.6%
Apple, Inc. (a)	1,300	206,635
Compal Electronics, Inc.	5,698	5,425
HTC Corp.	21,100	331,137
NEC Corp.	90	493
		543,690
Computer Storage & Peripherals - 0.1%
SanDisk Corp. (a)	610	8,601
TOTAL COMPUTERS & PERIPHERALS		552,291

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Electronic Manufacturing Services - 0.3%
Trimble Navigation Ltd. (a)	600	$ 19,920
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Semiconductor Equipment - 0.3%
EMCORE Corp. (a)	4,600	22,632
Semiconductors - 3.7%
Actel Corp. (a)	451	6,201
Applied Micro Circuits Corp. (a)	2,758	21,402
Conexant Systems, Inc. (a)	1,280	6,106
Cree, Inc. (a)	1,100	21,340
Exar Corp. (a)	143	1,101
Hittite Microwave Corp. (a)	600	19,152
Infineon Technologies AG sponsored ADR (a)	4,300	32,336
Microsemi Corp. (a)	449	11,656
Mindspeed Technologies, Inc. (a)	2,501	9,429
MIPS Technologies, Inc. (a)	1,398	5,312
ON Semiconductor Corp. (a)	6,785	63,711
Pericom Semiconductor Corp. (a)	1,700	24,242
Pixelplus Co. Ltd. ADR (a)	900	468
PLX Technology, Inc. (a)	1,400	7,700
PMC-Sierra, Inc. (a)	3,100	22,444
Silicon Storage Technology, Inc. (a)	1,200	3,828
Transmeta Corp. (a)	290	4,228
		260,656
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		283,288
SOFTWARE - 3.6%
Application Software - 2.5%
Smith Micro Software, Inc. (a)	6,700	48,240
Synchronoss Technologies, Inc. (a)	500	5,860
Taleo Corp. Class A (a)	100	1,874
Ulticom, Inc. (a)	17,598	123,186
		179,160
Home Entertainment Software - 1.1%
Ubisoft Entertainment SA (a)	800	78,735
Systems Software - 0.0%
Allot Communications Ltd. (a)	300	795
TOTAL SOFTWARE		258,690
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. Class A (a)	500	18,945
TOTAL COMMON STOCKS (Cost $7,517,850)		6,392,431
Convertible Bonds - 0.2%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	$ 15,550
Money Market Funds - 10.4%
	Shares
Fidelity Cash Central Fund, 2.35% (b) (Cost $743,047)	743,047	743,047
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,280,897)		7,151,028
NET OTHER ASSETS - (0.1)%		(9,248)
NET ASSETS - 100%		$ 7,141,780
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Fund
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,921

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.8%
Canada	9.5%
Taiwan	4.7%
France	2.1%
Israel	1.3%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $207,917 all of which will expire on July 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $7,537,850)	$ 6,407,981
Fidelity Central Funds (cost $743,047)	743,047
Total Investments (cost $8,280,897)		$ 7,151,028
Cash		13,692
Receivable for investments sold		375,032
Receivable for fund shares sold		6,110
Dividends receivable		15,416
Interest receivable		12
Distributions receivable from Fidelity Central Funds		454
Prepaid expenses		13
Receivable from investment adviser for expense reductions		3,471
Other receivables		261
Total assets		7,565,489

Liabilities
Payable for investments purchased	$ 317,230
Payable for fund shares redeemed	60,880
Accrued management fee	3,347
Distribution fees payable	3,350
Other affiliated payables	2,276
Other payables and accrued expenses	36,626
Total liabilities		423,709

Net Assets		$ 7,141,780
Net Assets consist of:
Paid in capital		$ 8,557,480
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(285,716)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,129,984)
Net Assets		$ 7,141,780

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,458,680 ÷ 314,253 shares)	$ 7.82

Maximum offering price per share (100/94.25 of $7.82)	$ 8.30
Class T: Net Asset Value and redemption price per share ($2,137,660 ÷ 278,404 shares)	$ 7.68

Maximum offering price per share (100/96.50 of $7.68)	$ 7.96
Class B: Net Asset Value and offering price per share ($1,218,855 ÷ 164,975 shares)A	$ 7.39

Class C: Net Asset Value and offering price per share ($1,097,352 ÷ 148,606 shares)A	$ 7.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($229,233 ÷ 28,731 shares)	$ 7.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 30,594
Interest		737
Income from Fidelity Central Funds		10,921
Total income		42,252

Expenses
Management fee	$ 48,797
Transfer agent fees	30,799
Distribution fees	51,793
Accounting fees and expenses	3,409
Custodian fees and expenses	3,042
Independent trustees' compensation	38
Registration fees	46,305
Audit	44,317
Legal	55
Miscellaneous	2,972
Total expenses before reductions	231,527
Expense reductions	(79,040)	152,487
Net investment income (loss)		(110,235)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,934
Foreign currency transactions	(3,086)
Total net realized gain (loss)		45,848
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,477,687)
Assets and liabilities in foreign currencies	(115)
Total change in net unrealized appreciation (depreciation)		(1,477,802)
Net gain (loss)		(1,431,954)
Net increase (decrease) in net assets resulting from operations		$ (1,542,189)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (110,235)	$ (146,568)
Net realized gain (loss)	45,848	337,365
Change in net unrealized appreciation (depreciation)	(1,477,802)	2,613,997
Net increase (decrease) in net assets resulting from operations	(1,542,189)	2,804,794
Distributions to shareholders from net realized gain	(150,546)	-
Share transactions - net increase (decrease)	(1,556,420)	(3,045,289)
Redemption fees	979	192
Total increase (decrease) in net assets	(3,248,176)	(240,303)

Net Assets
Beginning of period	10,389,956	10,630,259
End of period	$ 7,141,780	$ 10,389,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 7.29	$ 7.70	$ 6.53	$ 5.57
Income from Investment Operations
Net investment income (loss) C	(.08)	(.09)	(.09)	(.07)	(.09)
Net realized and unrealized gain (loss)	(1.45)	2.29	(.32)	1.24	1.01
Total from investment operations	(1.53)	2.20	(.41)	1.17	.92
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.82	$ 9.49	$ 7.29	$ 7.70	$ 6.53
Total Return A,B	(16.43)%	30.18%	(5.32)%	17.92%	17.24%
Ratios to Average Net Assets D,F
Expenses before reductions	2.25%	2.24%	2.13%	2.32%	2.38%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.39%	1.40%	1.32%	1.28%	1.35%
Net investment income (loss)	(.91)%	(1.00)%	(1.05)%	(.92)%	(1.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,459	$ 2,825	$ 3,145	$ 2,406	$ 3,480
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 7.19	$ 7.61	$ 6.48	$ 5.54
Income from Investment Operations
Net investment income (loss) C	(.10)	(.11)	(.11)	(.08)	(.10)
Net realized and unrealized gain (loss)	(1.42)	2.26	(.31)	1.21	1.00
Total from investment operations	(1.52)	2.15	(.42)	1.13	.90
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.68	$ 9.34	$ 7.19	$ 7.61	$ 6.48
Total Return A,B	(16.59)%	29.90%	(5.52)%	17.44%	16.97%
Ratios to Average Net Assets D,F
Expenses before reductions	2.62%	2.57%	2.51%	2.78%	3.06%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.71%	1.75%
Expenses net of all reductions	1.65%	1.64%	1.57%	1.54%	1.60%
Net investment income (loss)	(1.16)%	(1.25)%	(1.30)%	(1.18)%	(1.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,138	$ 3,271	$ 2,932	$ 3,034	$ 3,250
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.14)	(.12)	(.13)
Net realized and unrealized gain (loss)	(1.36)	2.18	(.31)	1.20	.98
Total from investment operations	(1.50)	2.04	(.45)	1.08	.85
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.39	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Total Return A,B	(16.94)%	29.18%	(6.05)%	16.98%	16.27%
Ratios to Average Net Assets D,F
Expenses before reductions	3.03%	3.00%	2.94%	3.14%	3.48%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.20%	2.25%
Expenses net of all reductions	2.15%	2.15%	2.07%	2.04%	2.11%
Net investment income (loss)	(1.67)%	(1.75)%	(1.80)%	(1.68)%	(1.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,219	$ 2,225	$ 2,406	$ 2,864	$ 2,998
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.15)	(.12)	(.14)
Net realized and unrealized gain (loss)	(1.37)	2.18	(.30)	1.20	.99
Total from investment operations	(1.51)	2.04	(.45)	1.08	.85
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.04
Net asset value, end of period	$ 7.38	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Total Return A,B	(17.06)%	29.18%	(6.05)%	16.98%	16.27%
Ratios to Average Net Assets D,F
Expenses before reductions	3.02%	2.98%	2.86%	3.07%	3.19%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.15%	2.15%	2.07%	2.02%	2.10%
Net investment income (loss)	(1.67)%	(1.75)%	(1.81)%	(1.66)%	(1.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,097	$ 1,745	$ 1,768	$ 1,846	$ 3,180
Portfolio turnover rate E	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 7.39	$ 7.79	$ 6.60	$ 5.61
Income from Investment Operations
Net investment income (loss) B	(.06)	(.07)	(.07)	(.05)	(.07)
Net realized and unrealized gain (loss)	(1.47)	2.33	(.33)	1.24	1.02
Total from investment operations	(1.53)	2.26	(.40)	1.19	.95
Distributions from net realized gain	(.14)	-	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	.04
Net asset value, end of period	$ 7.98	$ 9.65	$ 7.39	$ 7.79	$ 6.60
Total Return A	(16.16)%	30.58%	(5.13)%	18.03%	17.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.94%	1.87%	1.70%	1.85%	1.55%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.18%	1.25%
Expenses net of all reductions	1.14%	1.15%	1.07%	1.01%	1.11%
Net investment income (loss)	(.66)%	(.75)%	(.80)%	(.65)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 229	$ 324	$ 379	$ 319	$ 607
Portfolio turnover rate D	63%	58%	174%	250%	306%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 709,491
Unrealized depreciation	(1,910,775)
Net unrealized appreciation (depreciation)	(1,201,284)
Capital loss carryforward	(207,917)
Cost for federal income tax purposes	$ 8,352,312

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Long-term Capital Gains	$ 150,546	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements.

Communications Equipment

4. Operating Policies - continued

Repurchase Agreements - continued

The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,352,438 and $7,704,087, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 6,528	$ 142
Class T	.25%	.25%	13,302	18
Class B	.75%	.25%	17,577	13,188
Class C	.75%	.25%	14,386	1,592
			$ 51,793	$ 14,940

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,402
Class T	1,763
Class B*	2,291
Class C*	600
$ 6,056

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,427.32
Class T	11,274.42
Class B	5,695.32
Class C	4,653.32
Institutional Class	750.25
	$ 30,799

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $247 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 22,308
Class T	1.65%	25,918
Class B	2.15%	15,397
Class C	2.15%	12,534
Institutional Class	1.15%	2,344
		$ 78,501

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $539 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Communications Equipment

9. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $4,027 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 39,064	$ -
Class T	47,716	-
Class B	32,890	-
Class C	26,349	-
Institutional Class	4,527	-
Total	$ 150,546	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	160,354	81,005	$ 1,394,318	$ 690,457
Reinvestment of distributions	4,001	-	38,211	-
Shares redeemed	(147,761)	(214,792)	(1,297,098)	(1,810,328)
Net increase (decrease)	16,594	(133,787)	$ 135,431	$ (1,119,871)
Class T
Shares sold	64,977	82,403	$ 556,295	$ 704,729
Reinvestment of distributions	5,010	-	47,041	-
Shares redeemed	(141,880)	(139,753)	(1,263,739)	(1,173,589)
Net increase (decrease)	(71,893)	(57,350)	$ (660,403)	$ (468,860)
Class B
Shares sold	20,643	24,084	$ 176,765	$ 199,321
Reinvestment of distributions	3,437	-	31,211	-
Shares redeemed	(105,422)	(121,877)	(851,909)	(1,002,926)
Net increase (decrease)	(81,342)	(97,793)	$ (643,933)	$ (803,605)
Class C
Shares sold	39,088	60,107	$ 340,813	$ 487,807
Reinvestment of distributions	2,609	-	23,659	-
Shares redeemed	(86,305)	(119,863)	(711,202)	(990,194)
Net increase (decrease)	(44,608)	(59,756)	$ (346,730)	$ (502,387)
Institutional Class
Shares sold	5,041	1,716	$ 45,930	$ 15,290
Reinvestment of distributions	356	-	3,461	-
Shares redeemed	(10,196)	(19,380)	(90,176)	(165,856)
Net increase (decrease)	(4,799)	(17,664)	$ (40,785)	$ (150,566)

Annual Report

Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-21.09%	2.16%	1.35%

A Prior to October 1, 2006, Advisor Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -21.24%, -21.41%, -21.80% and -21.77%, respectively (excluding sales charges), far shy of the S&P 500 but better than the -23.44% return of the MSCI® US Investable Market Consumer Discretionary Index. The past year was especially tough for stocks driven by discretionary consumer spending. I elected to take a "barbell" approach, owning stocks with relatively stable earnings - which might outperform in a down market - and also more-cyclical stocks that could benefit if the market rebounds from a trough in the credit cycle. Specialty stores was the fund's largest industry overweighting and largest contributor to relative performance as a result of good stock selection. Stock picking in apparel retailing also helped results, as did security selection and an underweighting in automobile manufacturers. Our out-of-index position in discounter Costco Wholesale rose in value as the company took market share from competitors. Discount office supply chain Staples aided results as well. McDonald's upgraded its menu and gained market share in the fast-food arena. I sold out of index component General Motors before its stock was crushed by a consumer stampede away from its trucks and SUVs. On the negative side, stock selection and, to a lesser extent, a relative underweighting in Internet retailers hurt performance compared with the index, as did an overweighting in casinos and gaming. Online jewelry retailer Blue Nile declined as consumers held back on expensive purchases. Shares in R.H. Donnelley, a publisher of print and online phone directories, plummeted after the company reported significant sales declines, and I sold the position. I avoided index component and sports apparel firm Nike for much of the period and missed an upturn in its share price.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned -21.09%, far shy of the S&P 500 but better than the -23.44% return of the MSCI® US Investable Market Consumer Discretionary Index. The past year was especially tough for stocks driven by discretionary consumer spending. I elected to take a "barbell" approach, owning stocks with relatively stable earnings - which might outperform in a down market - and also more-cyclical stocks that could benefit if the market rebounds from a trough in the credit cycle. Specialty stores was the fund's largest industry overweighting and largest contributor to relative performance as a result of good stock selection. Stock picking in apparel retailing also helped results, as did security selection and an underweighting in automobile manufacturers. Our out-of-index position in discounter Costco Wholesale rose in value as the company took market share from competitors. Discount office supply chain Staples aided results as well. McDonald's upgraded its menu and gained market share in the fast-food arena. I sold out of index component General Motors before its stock was crushed by a consumer stampede away from its trucks and SUVs. On the negative side, stock selection and, to a lesser extent, a relative underweighting in Internet retailers hurt performance compared with the index, as did an overweighting in casinos and gaming. Online jewelry retailer Blue Nile declined as consumers held back on expensive purchases. Shares in R.H. Donnelley, a publisher of print and online phone directories, plummeted after the company reported significant sales declines, and I sold the position. I avoided index component and sports apparel firm Nike for much of the period and missed an upturn in its share price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 875.00	$ 6.71
HypotheticalA	$ 1,000.00	$ 1,017.70	$ 7.22
Class T
Actual	$ 1,000.00	$ 873.70	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,016.46	$ 8.47
Class B
Actual	$ 1,000.00	$ 871.90	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,013.92	$ 11.02
Class C
Actual	$ 1,000.00	$ 872.20	$ 10.24
HypotheticalA	$ 1,000.00	$ 1,013.92	$ 11.02
Institutional Class
Actual	$ 1,000.00	$ 875.70	$ 5.60
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.69%
Class B	2.20%
Class C	2.20%
Institutional Class	1.20%

Consumer Discretionary

Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	6.4	5.1
Time Warner, Inc.	5.9	5.7
Target Corp.	5.8	6.3
Comcast Corp. Class A	4.6	3.3
Lowe's Companies, Inc.	3.9	3.9
Home Depot, Inc.	3.8	4.4
The Walt Disney Co.	3.7	2.6
Staples, Inc.	3.0	3.2
Johnson Controls, Inc.	2.7	2.8
PetSmart, Inc.	2.4	2.0
	42.2
Top Industries (% of fund's net assets)
As of July 31, 2008
Media	29.5%
Specialty Retail	24.6%
Hotels, Restaurants & Leisure	14.5%
Multiline Retail	6.7%
Textiles, Apparel & Luxury Goods	6.0%
All Others*	18.7%

As of January 31, 2008
Media	27.3%
Specialty Retail	24.8%
Hotels, Restaurants & Leisure	14.0%
Multiline Retail	8.3%
Food & Staples Retailing	4.7%
All Others*	20.9%

* Includes short-term investments and net other assets.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
AUTO COMPONENTS - 3.4%
Auto Parts & Equipment - 3.4%
Gentex Corp.	13,800	$ 213,348
Johnson Controls, Inc.	26,400	796,224
		1,009,572
AUTOMOBILES - 0.4%
Automobile Manufacturers - 0.4%
Toyota Motor Corp. sponsored ADR	1,500	129,075
DISTRIBUTORS - 1.2%
Distributors - 1.2%
Li & Fung Ltd.	106,000	362,092
DIVERSIFIED CONSUMER SERVICES - 3.0%
Education Services - 3.0%
Apollo Group, Inc. Class A (non-vtg.) (a)	9,800	610,442
Princeton Review, Inc. (a)(d)	9,729	74,913
Strayer Education, Inc.	1,000	222,700
		908,055
FOOD & STAPLES RETAILING - 3.2%
Drug Retail - 1.5%
CVS Caremark Corp.	12,000	438,000
Food Retail - 0.8%
Susser Holdings Corp. (a)	19,405	239,458
Hypermarkets & Super Centers - 0.9%
Costco Wholesale Corp. (d)	4,600	288,328
TOTAL FOOD & STAPLES RETAILING		965,786
HOTELS, RESTAURANTS & LEISURE - 14.5%
Casinos & Gaming - 3.8%
International Game Technology	24,100	523,211
Las Vegas Sands Corp. (a)(d)	9,930	452,014
Wynn Resorts Ltd.	1,700	165,716
		1,140,941
Hotels, Resorts & Cruise Lines - 1.5%
Carnival Corp. unit	10,400	384,176
Royal Caribbean Cruises Ltd.	3,100	78,988
		463,164
Leisure Facilities - 0.4%
Life Time Fitness, Inc. (a)(d)	3,500	104,265
Restaurants - 8.8%
Burger King Holdings, Inc.	3,700	99,271
Darden Restaurants, Inc.	5,600	182,392
McDonald's Corp.	31,900	1,907,301
Sonic Corp. (a)(d)	20,200	304,818
Starbucks Corp. (a)	9,200	135,148
		2,628,930
TOTAL HOTELS, RESTAURANTS & LEISURE		4,337,300

	Shares	Value
HOUSEHOLD DURABLES - 1.6%
Homebuilding - 0.8%
Centex Corp.	3,500	$ 51,380
Lennar Corp. Class A (d)	3,000	36,300
Pulte Homes, Inc.	12,400	151,404
		239,084
Household Appliances - 0.8%
Whirlpool Corp. (d)	3,200	242,240
TOTAL HOUSEHOLD DURABLES		481,324
INTERNET & CATALOG RETAIL - 3.8%
Catalog Retail - 1.0%
Liberty Media Corp. - Interactive Series A (a)	21,300	298,839
Internet Retail - 2.8%
Amazon.com, Inc. (a)	9,200	702,328
Blue Nile, Inc. (a)(d)	3,200	123,264
		825,592
TOTAL INTERNET & CATALOG RETAIL		1,124,431
INTERNET SOFTWARE & SERVICES - 1.4%
Internet Software & Services - 1.4%
Art Technology Group, Inc. (a)	10,200	37,434
eBay, Inc. (a)	5,800	145,986
Google, Inc. Class A (sub. vtg.) (a)	500	236,875
		420,295
LEISURE EQUIPMENT & PRODUCTS - 0.7%
Leisure Products - 0.7%
Hasbro, Inc.	5,100	197,472
MEDIA - 29.5%
Advertising - 2.9%
Lamar Advertising Co. Class A (a)(d)	5,700	216,486
Omnicom Group, Inc.	15,600	665,964
		882,450
Broadcasting & Cable TV - 10.1%
Comcast Corp. Class A	66,650	1,374,323
Grupo Televisa SA de CV (CPO) sponsored ADR	20,000	449,800
Liberty Media Corp. - Entertainment Class A (a)	15,000	369,300
The DIRECTV Group, Inc. (a)	22,400	605,248
Time Warner Cable, Inc. (a)	5,100	144,993
Virgin Media, Inc.	6,700	75,174
		3,018,838
Movies & Entertainment - 14.3%
Cinemark Holdings, Inc.	6,000	87,960
Live Nation, Inc. (a)(d)	13,233	167,000
News Corp.:
Class A	39,084	552,257
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
News Corp.: - continued
Class B	4,200	$ 61,362
Regal Entertainment Group Class A (d)	32,400	539,460
The Walt Disney Co.	36,300	1,101,705
Time Warner, Inc.	123,500	1,768,520
		4,278,264
Publishing - 2.2%
McGraw-Hill Companies, Inc.	15,900	646,653
TOTAL MEDIA		8,826,205
MULTILINE RETAIL - 6.7%
Department Stores - 0.9%
Nordstrom, Inc. (d)	9,200	264,408
General Merchandise Stores - 5.8%
Lojas Americanas SA (PN)	150	1,132
Target Corp. (d)	38,400	1,736,832
		1,737,964
TOTAL MULTILINE RETAIL		2,002,372
SPECIALTY RETAIL - 24.6%
Apparel Retail - 6.1%
Abercrombie & Fitch Co. Class A (d)	4,900	270,578
Citi Trends, Inc. (a)(d)	8,599	198,895
Ross Stores, Inc.	7,900	299,884
The Buckle, Inc.	2,100	108,087
TJX Companies, Inc. (d)	14,848	500,526
Tween Brands, Inc. (a)	10,400	143,208
Urban Outfitters, Inc. (a)(d)	5,800	191,458
Zumiez, Inc. (a)	7,800	115,128
		1,827,764
Automotive Retail - 1.9%
Advance Auto Parts, Inc.	6,500	267,085
AutoZone, Inc. (a)	2,200	286,638
		553,723
Home Improvement Retail - 8.8%
Home Depot, Inc. (d)	48,467	1,154,969
Lowe's Companies, Inc.	57,000	1,158,240
Sherwin-Williams Co. (d)	6,000	319,500
		2,632,709
Homefurnishing Retail - 1.1%
Williams-Sonoma, Inc. (d)	18,700	326,128
Specialty Stores - 6.7%
Jo-Ann Stores, Inc. (a)(d)	8,200	180,154

	Shares	Value
PetSmart, Inc.	31,600	$ 717,636
Staples, Inc.	40,238	905,355
Tiffany & Co., Inc. (d)	5,200	196,508
		1,999,653
TOTAL SPECIALTY RETAIL		7,339,977
TEXTILES, APPAREL & LUXURY GOODS - 6.0%
Apparel, Accessories & Luxury Goods - 3.9%
Coach, Inc. (a)(d)	18,700	477,037
G-III Apparel Group Ltd. (a)	10,500	168,315
Hanesbrands, Inc. (a)	8,500	182,240
Polo Ralph Lauren Corp. Class A	2,200	130,174
VF Corp.	3,100	221,898
		1,179,664
Footwear - 2.1%
Iconix Brand Group, Inc. (a)(d)	39,400	472,800
NIKE, Inc. Class B	2,600	152,568
		625,368
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,805,032
TOTAL COMMON STOCKS (Cost $34,219,950)		29,908,988
Money Market Funds - 28.3%

Fidelity Cash Central Fund, 2.35% (b)	115,591	115,591
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	8,339,100	8,339,100
TOTAL MONEY MARKET FUNDS (Cost $8,454,691)		8,454,691
TOTAL INVESTMENT PORTFOLIO - 128.3% (Cost $42,674,641)		38,363,679
NET OTHER ASSETS - (28.3)%		(8,451,663)
NET ASSETS - 100%		$ 29,912,016
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,928
Fidelity Securities Lending Cash Central Fund	43,806
Total	$ 52,734
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $2,972,883 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $8,068,774) - See accompanying schedule: Unaffiliated issuers (cost $34,219,950)	$ 29,908,988
Fidelity Central Funds (cost $8,454,691)	8,454,691
Total Investments (cost $42,674,641)		$ 38,363,679
Foreign currency held at value (cost $5)		5
Receivable for investments sold		188,086
Receivable for fund shares sold		13,931
Dividends receivable		11,262
Distributions receivable from Fidelity Central Funds		6,015
Prepaid expenses		59
Other receivables		8,935
Total assets		38,591,972

Liabilities
Payable for investments purchased	$ 195,791
Payable for fund shares redeemed	71,125
Accrued management fee	13,803
Distribution fees payable	13,386
Other affiliated payables	9,298
Other payables and accrued expenses	37,453
Collateral on securities loaned, at value	8,339,100
Total liabilities		8,679,956

Net Assets		$ 29,912,016
Net Assets consist of:
Paid in capital		$ 37,344,116
Accumulated net investment loss		(4)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,121,134)
Net unrealized appreciation (depreciation) on investments		(4,310,962)
Net Assets		$ 29,912,016

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,899,352 ÷ 1,042,475 shares)	$ 11.41

Maximum offering price per share (100/94.25 of $11.41)	$ 12.11
Class T: Net Asset Value and redemption price per share ($9,095,005 ÷ 821,276 shares)	$ 11.07

Maximum offering price per share (100/96.50 of $11.07)	$ 11.47
Class B: Net Asset Value and offering price per share ($5,089,764 ÷ 491,751 shares)A	$ 10.35

Class C: Net Asset Value and offering price per share ($3,429,826 ÷ 330,882 shares)A	$ 10.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($398,069 ÷ 33,609 shares)	$ 11.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 589,943
Interest		1,838
Income from Fidelity Central Funds (including $43,806 from security lending)		52,734
Total income		644,515

Expenses
Management fee	$ 232,515
Transfer agent fees	127,100
Distribution fees	233,180
Accounting and security lending fees	17,538
Custodian fees and expenses	8,384
Independent trustees' compensation	186
Registration fees	39,640
Audit	43,252
Legal	233
Miscellaneous	10,005
Total expenses before reductions	712,033
Expense reductions	(2,702)	709,331
Net investment income (loss)		(64,816)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,748,837)
Foreign currency transactions	(240)
Total net realized gain (loss)		(2,749,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,918,273)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(6,918,327)
Net gain (loss)		(9,667,404)
Net increase (decrease) in net assets resulting from operations		$ (9,732,220)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (64,816)	$ (126,710)
Net realized gain (loss)	(2,749,077)	8,083,666
Change in net unrealized appreciation (depreciation)	(6,918,327)	(1,699,408)
Net increase (decrease) in net assets resulting from operations	(9,732,220)	6,257,548
Distributions to shareholders from net investment income	-	(93,265)
Distributions to shareholders from net realized gain	(4,774,547)	(7,904,219)
Total distributions	(4,774,547)	(7,997,484)
Share transactions - net increase (decrease)	(10,594,844)	3,157,156
Redemption fees	847	895
Total increase (decrease) in net assets	(25,100,764)	1,418,115

Net Assets
Beginning of period	55,012,780	53,594,665
End of period (including accumulated net investment loss of $4 and accumulated net investment loss of $12, respectively)	$ 29,912,016	$ 55,012,780

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 16.39	$ 16.62	$ 14.51	$ 13.71
Income from Investment Operations
Net investment income (loss) C	.02	.02 F	(.04)	(.07)	(.07)
Net realized and unrealized gain (loss)	(3.09)	1.83	(.07)	2.71	.87
Total from investment operations	(3.07)	1.85	(.11)	2.64	.80
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(1.41)	(2.30)	(.12)	(.53)	-
Total distributions	(1.41)	(2.35)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.41	$ 15.89	$ 16.39	$ 16.62	$ 14.51
Total Return A, B	(21.24)%	11.67%	(.69)%	18.85%	5.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.40%	1.42%	1.42%	1.47%	1.55%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.44%	1.50%
Expenses net of all reductions	1.40%	1.39%	1.39%	1.42%	1.45%
Net investment income (loss)	.15%	.11% F	(.23)%	(.45)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,899	$ 19,708	$ 16,935	$ 17,887	$ 11,856
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.47	$ 16.03	$ 16.29	$ 14.27	$ 13.51
Income from Investment Operations
Net investment income (loss) C	(.01)	(.02) F	(.07)	(.11)	(.11)
Net realized and unrealized gain (loss)	(3.00)	1.79	(.07)	2.66	.87
Total from investment operations	(3.01)	1.77	(.14)	2.55	.76
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(1.39)	(2.30)	(.12)	(.53)	-
Total distributions	(1.39)	(2.33)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 11.07	$ 15.47	$ 16.03	$ 16.29	$ 14.27
Total Return A, B	(21.41)%	11.43%	(.89)%	18.52%	5.63%
Ratios to Average Net Assets D, G
Expenses before reductions	1.64%	1.69%	1.69%	1.75%	1.81%
Expenses net of fee waivers, if any	1.64%	1.65%	1.65%	1.69%	1.75%
Expenses net of all reductions	1.62%	1.61%	1.62%	1.67%	1.70%
Net investment income (loss)	(.08)%	(.10)% F	(.46)%	(.70)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,095	$ 14,787	$ 14,267	$ 16,782	$ 15,555
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.56	$ 15.26	$ 15.60	$ 13.75	$ 13.08
Income from Investment Operations
Net investment income (loss) C	(.07)	(.10) F	(.15)	(.17)	(.18)
Net realized and unrealized gain (loss)	(2.81)	1.70	(.07)	2.55	.85
Total from investment operations	(2.88)	1.60	(.22)	2.38	.67
Distributions from net realized gain	(1.33)	(2.30)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.35	$ 14.56	$ 15.26	$ 15.60	$ 13.75
Total Return A, B	(21.80)%	10.82%	(1.45)%	17.97%	5.12%
Ratios to Average Net Assets D, G
Expenses before reductions	2.14%	2.20%	2.19%	2.24%	2.29%
Expenses net of fee waivers, if any	2.14%	2.15%	2.15%	2.19%	2.25%
Expenses net of all reductions	2.14%	2.15%	2.14%	2.16%	2.20%
Net investment income (loss)	(.60)%	(.64)% F	(.98)%	(1.20)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,090	$ 11,081	$ 14,088	$ 18,862	$ 17,302
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.28	$ 15.62	$ 13.77	$ 13.10
Income from Investment Operations
Net investment income (loss) C	(.07)	(.10) F	(.15)	(.17)	(.18)
Net realized and unrealized gain (loss)	(2.81)	1.71	(.07)	2.55	.85
Total from investment operations	(2.88)	1.61	(.22)	2.38	.67
Distributions from net realized gain	(1.34)	(2.30)	(.12)	(.53)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 10.37	$ 14.59	$ 15.28	$ 15.62	$ 13.77
Total Return A, B	(21.77)%	10.88%	(1.45)%	17.94%	5.11%
Ratios to Average Net Assets D, G
Expenses before reductions	2.15%	2.16%	2.12%	2.17%	2.24%
Expenses net of fee waivers, if any	2.15%	2.15%	2.12%	2.17%	2.24%
Expenses net of all reductions	2.14%	2.15%	2.12%	2.14%	2.19%
Net investment income (loss)	(.60)%	(.64)% F	(.95)%	(1.18)%	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,430	$ 8,051	$ 7,160	$ 8,505	$ 6,992
Portfolio turnover rate E	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.41	$ 16.82	$ 17.01	$ 14.81	$ 13.95
Income from Investment Operations
Net investment income (loss) B	.06	.06 E	-	(.03)	(.04)
Net realized and unrealized gain (loss)	(3.22)	1.89	(.07)	2.76	.90
Total from investment operations	(3.16)	1.95	(.07)	2.73	.86
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	(1.41)	(2.30)	(.12)	(.53)	-
Total distributions	(1.41)	(2.36)	(.12)	(.53)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.84	$ 16.41	$ 16.82	$ 17.01	$ 14.81
Total Return A	(21.09)%	12.04%	(.44)%	19.08%	6.16%
Ratios to Average Net Assets C, F
Expenses before reductions	1.14%	1.15%	1.18%	1.26%	1.34%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.20%	1.25%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.17%	1.20%
Net investment income (loss)	.40%	.36% E	.02%	(.21)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 398	$ 1,385	$ 1,144	$ 1,371	$ 907
Portfolio turnover rate D	63%	164%	81%	66%	152%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Consumer Discretionary

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,853,756
Unrealized depreciation	(6,312,968)
Net unrealized appreciation (depreciation)	(4,459,212)
Cost for federal income tax purposes	$ 42,822,891

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,279,900	$ 1,304,072
Long-term Capital Gains	2,494,647	6,693,412
Total	$ 4,774,547	$ 7,997,484

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $26,666,416 and $41,932,580, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 38,904	$ 943
Class T	.25%	.25%	59,414	90
Class B	.75%	.25%	78,830	59,299
Class C	.75%	.25%	56,032	7,087
			$ 233,180	$ 67,419

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,957
Class T	2,602
Class B*	16,498
Class C*	513
$ 24,570

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Consumer Discretionary

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,605.31
Class T	35,861.30
Class B	24,030.30
Class C	17,126.31
Institutional Class	2,478.30
	$ 127,100

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,104 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $110 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $217 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class T	$ 2,485

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $12,226 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ -	$ 58,649
Class T	-	28,339
Class C	-	505
Institutional Class	-	5,772
Total	$ -	$ 93,265
From net realized gain
Class A	$ 1,697,903	$ 2,496,425
Class T	1,304,169	2,054,841
Class B	954,937	2,079,901
Class C	712,594	1,100,868
Institutional Class	104,944	172,184
Total	$ 4,774,547	$ 7,904,219

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	231,645	540,609	$ 3,074,782	$ 8,973,622
Reinvestment of distributions	104,669	141,640	1,531,841	2,265,680
Shares redeemed	(533,803)	(475,746)	(7,132,154)	(7,950,826)
Net increase (decrease)	(197,489)	206,503	$ (2,525,531)	$ 3,288,476
Class T
Shares sold	113,866	188,336	$ 1,488,704	$ 3,060,088
Reinvestment of distributions	84,915	122,934	1,207,897	1,916,483
Shares redeemed	(333,215)	(245,736)	(4,304,558)	(4,018,366)
Net increase (decrease)	(134,434)	65,534	$ (1,607,957)	$ 958,205
Class B
Shares sold	34,749	83,325	$ 420,244	$ 1,279,468
Reinvestment of distributions	65,209	122,770	871,754	1,810,224
Shares redeemed	(369,099)	(368,667)	(4,475,959)	(5,659,191)
Net increase (decrease)	(269,141)	(162,572)	$ (3,183,961)	$ (2,569,499)

Consumer Discretionary

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class C
Shares sold	46,115	183,143	$ 563,853	$ 2,817,553
Reinvestment of distributions	37,909	59,948	507,333	885,827
Shares redeemed	(304,893)	(159,811)	(3,642,610)	(2,453,389)
Net increase (decrease)	(220,869)	83,280	$ (2,571,424)	$ 1,249,991
Institutional Class
Shares sold	41,241	116,522	$ 586,738	$ 1,988,792
Reinvestment of distributions	5,683	8,916	86,193	146,867
Shares redeemed	(97,732)	(109,046)	(1,378,902)	(1,905,676)
Net increase (decrease)	(50,808)	16,392	$ (705,971)	$ 229,983

Annual Report

Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-25.38%	0.89%	-4.69%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Electronics

Advisor Electronics Fund

Managements' Discussion of Fund Performance

Comments from Christopher Lee and Paul Jackson, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -25.47%, -25.72%, -26.09% and -26.12%, respectively (excluding sales charges), falling short of the -20.89% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500. Versus the MSCI index, unfavorable stock picking in the semiconductor group was a significant head wind, along with poor stock selection in the life sciences tools and services segment and an underweighting in chip equipment. At the stock level, we were hurt by a large underweighting in major index component Intel. The shares of the personal computer chip maker sustained a small loss but still finished substantially ahead of the MSCI index. Chip maker Marvell Technology Group also detracted, as did MEMC Electronic Materials and Maxim Integrated Products, a producer of analog chips. Arrowhead Research, a development-stage nanotechnology company and an out-of-index holding, held back performance as well. Conversely, our picks in electrical components and equipment and in computer hardware added value. The top contributor was QUALCOMM, a maker of wireless infrastructure equipment. The settlement of a legal dispute with a key customer and a relatively strong market for high-end cellular phones boosted the stock. Other contributors included First Solar and Synaptics, which supplies chips for the touchscreens used in a variety of consumer electronics products. Underweighting DRAM memory producer Micron Technology - which we sold off entirely - helped as well. All the contributors I mentioned except for Micron were out-of-index holdings.

During the year, the fund's Institutional Class shares returned -25.38%, falling short of the -20.89% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500. Versus the MSCI index, unfavorable stock picking in the semiconductor group was a significant head wind, along with poor stock selection in the life sciences tools and services segment and an underweighting in chip equipment. At the stock level, we were hurt by a large underweighting in major index component Intel. The shares of the personal computer chip maker sustained a small loss but still finished substantially ahead of the MSCI index. Chip maker Marvell Technology Group also detracted, as did MEMC Electronic Materials and Maxim Integrated Products, a producer of analog chips. Arrowhead Research, a development-stage nanotechnology company and an out-of-index holding, held back performance as well. Conversely, our picks in electrical components and equipment and in computer hardware added value. The top contributor was QUALCOMM, a maker of wireless infrastructure equipment. The settlement of a legal dispute with a key customer and a relatively strong market for high-end cellular phones boosted the stock. Other contributors included First Solar and Synaptics, which supplies chips for the touchscreens used in a variety of consumer electronics products. Underweighting DRAM memory producer Micron Technology - which we sold off entirely - helped as well. All the contributors I mentioned except for Micron were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 943.10	$ 6.76
HypotheticalA	$ 1,000.00	$ 1,017.90	$ 7.02
Class T
Actual	$ 1,000.00	$ 940.80	$ 7.96
HypotheticalA	$ 1,000.00	$ 1,016.66	$ 8.27
Class B
Actual	$ 1,000.00	$ 940.10	$ 10.37
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Class C
Actual	$ 1,000.00	$ 938.60	$ 10.36
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class
Actual	$ 1,000.00	$ 944.20	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Electronics

Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	23.7	19.9
Applied Materials, Inc.	9.2	7.6
Texas Instruments, Inc.	7.8	6.0
Broadcom Corp. Class A	3.7	4.4
Xilinx, Inc.	3.2	3.2
QUALCOMM, Inc.	3.0	1.1
Altera Corp.	2.4	2.1
Varian Semiconductor Equipment Associates, Inc.	2.3	2.2
Lam Research Corp.	2.3	1.6
NVIDIA Corp.	2.2	1.5
	59.8
Top Industries (% of fund's net assets)
As of July 31, 2008
Semiconductors & Semiconductor Equipment	76.0%
Communications Equipment	6.0%
Electrical Equipment	4.9%
Computers & Peripherals	4.3%
Electronic Equipment & Instruments	2.3%
All Others*	6.5%

As of January 31, 2008
Semiconductors & Semiconductor Equipment	77.8%
Communications Equipment	5.1%
Computers & Peripherals	4.0%
Electrical Equipment	3.6%
Electronic Equipment & Instruments	3.0%
All Others*	6.5%

* Includes short-term investments and net other assets.

Electronics

Advisor Electronics Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CAPITAL MARKETS - 0.3%
Asset Management & Custody Banks - 0.3%
Harris & Harris Group, Inc. (a)	6,852	$ 46,388
CHEMICALS - 1.2%
Specialty Chemicals - 1.2%
Nanophase Technologies Corp. (a)	11,800	23,010
Wacker Chemie AG	700	144,187
		167,197
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Diversified Commercial & Professional Services - 0.7%
Arrowhead Research Corp. (a)	13,716	28,941
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	79,409
		108,350
COMMUNICATIONS EQUIPMENT - 6.0%
Communications Equipment - 6.0%
Alcatel-Lucent SA sponsored ADR	2,700	16,227
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)	12,003	43,691
Cisco Systems, Inc. (a)	10,000	219,900
Nokia Corp. sponsored ADR	1,000	27,320
QUALCOMM, Inc.	7,800	431,652
Research In Motion Ltd. (a)	800	98,256
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,500	15,720
		852,766
COMPUTERS & PERIPHERALS - 4.3%
Computer Hardware - 2.7%
Apple, Inc. (a)	900	143,055
HTC Corp.	15,080	236,661
		379,716
Computer Storage & Peripherals - 1.6%
SanDisk Corp. (a)	7,100	100,110
Synaptics, Inc. (a)	2,800	135,016
		235,126
TOTAL COMPUTERS & PERIPHERALS		614,842
ELECTRICAL EQUIPMENT - 4.9%
Electrical Components & Equipment - 4.9%
First Solar, Inc. (a)	600	171,066
JA Solar Holdings Co. Ltd. ADR (a)	4,300	65,231
Neo-Neon Holdings Ltd.	58,700	25,582
Q-Cells AG (a)	900	87,194
Renewable Energy Corp. AS (a)	3,000	86,879
SolarWorld AG	2,800	130,505
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	3,900	130,494
		696,951

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Electronic Equipment & Instruments - 0.9%
Everlight Electronics Co. Ltd.	28,559	$ 75,583
Ibiden Co. Ltd.	200	5,969
Motech Industries, Inc.	8,217	46,723
		128,275
Electronic Manufacturing Services - 0.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,200	44,460
Technology Distributors - 1.1%
Avnet, Inc. (a)	5,700	155,382
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		328,117
MEDIA - 0.1%
Broadcasting & Cable TV - 0.1%
JumpTV, Inc.	14,600	14,117
METALS & MINING - 0.5%
Diversified Metals & Mining - 0.5%
Timminco Ltd. (a)	2,800	66,182
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 76.0%
Semiconductor Equipment - 19.6%
Applied Materials, Inc.	76,200	1,319,784
ASML Holding NV (NY Shares)	7,100	161,809
Cymer, Inc. (a)	3,400	90,066
FormFactor, Inc. (a)	9,250	160,950
Global Unichip Corp.	7,383	51,168
KLA-Tencor Corp.	500	18,795
Lam Research Corp. (a)	9,900	325,611
MEMC Electronic Materials, Inc. (a)	4,900	226,429
Rubicon Technology, Inc.	2,900	37,700
Tessera Technologies, Inc. (a)	4,300	74,906
Topco Scientific Co. Ltd.	5,840	8,322
Varian Semiconductor Equipment Associates, Inc. (a)	11,300	330,186
		2,805,726
Semiconductors - 56.4%
Advanced Analogic Technologies, Inc. (a)	25,500	105,315
Advanced Micro Devices, Inc. (a)	6,900	29,049
Advanced Semiconductor Engineering, Inc. sponsored ADR	22,081	96,936
Altera Corp.	15,500	340,225
ARM Holdings PLC sponsored ADR	24,500	138,915
Atheros Communications, Inc. (a)	4,800	148,800
Broadcom Corp. Class A (a)	22,100	536,809
Cavium Networks, Inc. (a)	1,700	27,285
Ceva, Inc. (a)	1,200	9,756
Elan Microelectronics Corp.	29,000	35,686
Epistar Corp.	14,153	29,211
Himax Technologies, Inc. sponsored ADR	13,700	52,060
Hittite Microwave Corp. (a)	3,000	95,760
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Infineon Technologies AG sponsored ADR (a)	7,000	$ 52,640
Intel Corp.	152,990	3,394,847
Intersil Corp. Class A	1,000	24,130
Linear Technology Corp.	900	27,945
Marvell Technology Group Ltd. (a)	5,650	83,564
Maxim Integrated Products, Inc.	7,100	139,444
Microchip Technology, Inc.	700	22,351
NVIDIA Corp. (a)	27,400	313,456
PMC-Sierra, Inc. (a)	12,700	91,948
Qimonda AG sponsored ADR (a)	2,700	4,860
Richtek Technology Corp.	14,550	124,203
Samsung Electronics Co. Ltd.	330	182,539
Siliconware Precision Industries Co. Ltd. sponsored ADR	14,443	95,757
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,618	224,371
Texas Instruments, Inc.	45,900	1,119,042
Xilinx, Inc.	18,400	456,872
Zoran Corp. (a)	8,500	70,295
		8,074,071
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		10,879,797
SOFTWARE - 1.9%
Home Entertainment Software - 1.9%
Nintendo Co. Ltd.	600	277,200
TOTAL COMMON STOCKS (Cost $17,632,043)		14,051,907
Money Market Funds - 1.6%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b) (Cost $237,835)	237,835	$ 237,835
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 2.07%, dated 7/31/08 due 8/1/08 (Collateralized by U.S. Government Obligations) # (Cost $41,000)	$ 41,002	41,000
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $17,910,878)		14,330,742
NET OTHER ASSETS - (0.1)%		(20,897)
NET ASSETS - 100%		$ 14,309,845
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$41,000 due 8/01/08 at 2.07%
BNP Paribas Securities Corp.	$ 14,183
Banc of America Securities LLC	2,222
Barclays Capital, Inc.	24,595
$ 41,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,316
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.0%
Taiwan	7.6%
Germany	2.9%
Japan	2.0%
Cayman Islands	1.9%
Korea (South)	1.3%
Canada	1.3%
Netherlands	1.1%
United Kingdom	1.0%
Others (individually less than 1%)	1.9%
100.0%
Income Tax Information

At July 31, 2008, the fund had a capital loss carryforward of approximately $7,629,844 of which $4,774,109, $2,265,871, $279,201 and $310,663 will expire on July 31, 2011, 2012, 2013 and 2016, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $4,004,653 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including repurchase agreements of $41,000) - See accompanying schedule: Unaffiliated issuers (cost $17,673,043)	$ 14,092,907
Fidelity Central Funds (cost $237,835)	237,835
Total Investments (cost $17,910,878)		$ 14,330,742
Foreign currency held at value (cost $6)		6
Receivable for investments sold		105,894
Receivable for fund shares sold		1,201
Dividends receivable		36,811
Distributions receivable from Fidelity Central Funds		339
Prepaid expenses		34
Receivable from investment adviser for expense reductions		882
Other receivables		698
Total assets		14,476,607

Liabilities
Payable to custodian bank	$ 6,211
Payable for investments purchased	60,781
Payable for fund shares redeemed	46,867
Accrued management fee	6,845
Distribution fees payable	7,448
Other affiliated payables	4,634
Other payables and accrued expenses	33,976
Total liabilities		166,762

Net Assets		$ 14,309,845
Net Assets consist of:
Paid in capital		$ 29,828,530
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,938,437)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,580,248)
Net Assets		$ 14,309,845

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,970,469 ÷ 584,806 shares)	$ 6.79

Maximum offering price per share (100/94.25 of $6.79)	$ 7.20
Class T: Net Asset Value and redemption price per share ($4,634,656 ÷ 694,453 shares)	$ 6.67

Maximum offering price per share (100/96.50 of $6.67)	$ 6.91
Class B: Net Asset Value and offering price per share ($2,027,308 ÷ 315,307 shares)A	$ 6.43

Class C: Net Asset Value and offering price per share ($3,324,618 ÷ 517,659 shares)A	$ 6.42

Institutional Class: Net Asset Value, offering price and redemption price per share ($352,794 ÷ 50,816 shares)	$ 6.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Electronics

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 295,354
Interest		1,486
Income from Fidelity Central Funds		7,316
Total income		304,156

Expenses
Management fee	$ 123,214
Transfer agent fees	71,486
Distribution fees	141,553
Accounting fees and expenses	8,606
Custodian fees and expenses	29,850
Independent trustees' compensation	98
Registration fees	46,707
Audit	42,865
Legal	171
Miscellaneous	6,378
Total expenses before reductions	470,928
Expense reductions	(76,237)	394,691
Net investment income (loss)		(90,535)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,341,801)
Foreign currency transactions	(5,774)
Total net realized gain (loss)		(4,347,575)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,232,191)
Assets and liabilities in foreign currencies	(118)
Total change in net unrealized appreciation (depreciation)		(2,232,309)
Net gain (loss)		(6,579,884)
Net increase (decrease) in net assets resulting from operations		$ (6,670,419)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (90,535)	$ (226,545)
Net realized gain (loss)	(4,347,575)	4,562,227
Change in net unrealized appreciation (depreciation)	(2,232,309)	2,119,265
Net increase (decrease) in net assets resulting from operations	(6,670,419)	6,454,947
Share transactions - net increase (decrease)	(8,363,960)	(7,957,827)
Redemption fees	266	878
Total increase (decrease) in net assets	(15,034,113)	(1,502,002)

Net Assets
Beginning of period	29,343,958	30,845,960
End of period	$ 14,309,845	$ 29,343,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 7.38	$ 8.04	$ 6.58	$ 6.59
Income from Investment Operations
Net investment income (loss) C	- G	(.03)	(.04)	(.07)	(.09)
Net realized and unrealized gain (loss)	(2.32)	1.76	(.62)	1.53	.08
Total from investment operations	(2.32)	1.73	(.66)	1.46	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.79	$ 9.11	$ 7.38	$ 8.04	$ 6.58
Total Return A,B	(25.47)%	23.44%	(8.21)%	22.19%	(.15)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.72%	1.60%	1.50%	1.59%	1.55%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.45%	1.50%
Expenses net of all reductions	1.39%	1.38%	1.36%	1.38%	1.48%
Net investment income (loss)	(.02)%	(.35)%	(.52)%	(.96)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,970	$ 7,551	$ 7,916	$ 11,397	$ 8,374
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.29	$ 7.96	$ 6.53	$ 6.56
Income from Investment Operations
Net investment income (loss) C	(.02)	(.05)	(.06)	(.08)	(.11)
Net realized and unrealized gain (loss)	(2.29)	1.74	(.61)	1.51	.08
Total from investment operations	(2.31)	1.69	(.67)	1.43	(.03)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.67	$ 8.98	$ 7.29	$ 7.96	$ 6.53
Total Return A,B	(25.72)%	23.18%	(8.42)%	21.90%	(.46)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.02%	1.89%	1.82%	1.89%	1.83%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.69%	1.75%
Expenses net of all reductions	1.64%	1.64%	1.61%	1.61%	1.72%
Net investment income (loss)	(.27)%	(.60)%	(.77)%	(1.20)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,635	$ 8,103	$ 9,048	$ 12,085	$ 15,445
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.70	$ 7.10	$ 7.78	$ 6.42	$ 6.48
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10)	(.12)	(.14)
Net realized and unrealized gain (loss)	(2.21)	1.69	(.58)	1.48	.08
Total from investment operations	(2.27)	1.60	(.68)	1.36	(.06)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.43	$ 8.70	$ 7.10	$ 7.78	$ 6.42
Total Return A,B	(26.09)%	22.54%	(8.74)%	21.18%	(.93)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.48%	2.36%	2.29%	2.41%	2.41%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.21%	2.25%
Expenses net of all reductions	2.14%	2.13%	2.11%	2.13%	2.23%
Net investment income (loss)	(.77)%	(1.10)%	(1.27)%	(1.72)%	(1.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,027	$ 4,572	$ 6,123	$ 8,963	$ 8,498
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 7.09	$ 7.77	$ 6.41	$ 6.47
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10)	(.11)	(.14)
Net realized and unrealized gain (loss)	(2.21)	1.69	(.58)	1.47	.08
Total from investment operations	(2.27)	1.60	(.68)	1.36	(.06)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.42	$ 8.69	$ 7.09	$ 7.77	$ 6.41
Total Return A,B	(26.12)%	22.57%	(8.75)%	21.22%	(.93)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.47%	2.34%	2.26%	2.31%	2.24%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.18%	2.24%
Expenses net of all reductions	2.14%	2.13%	2.11%	2.11%	2.21%
Net investment income (loss)	(.77)%	(1.10)%	(1.27)%	(1.69)%	(1.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,325	$ 8,389	$ 7,009	$ 11,058	$ 12,322
Portfolio turnover rate E	93%	97%	95%	128%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 7.51	$ 8.15	$ 6.65	$ 6.64
Income from Investment Operations
Net investment income (loss) B	.02	(.01)	(.02)	(.05)	(.06)
Net realized and unrealized gain (loss)	(2.38)	1.80	(.62)	1.55	.07
Total from investment operations	(2.36)	1.79	(.64)	1.50	.01
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 6.94	$ 9.30	$ 7.51	$ 8.15	$ 6.65
Total Return A	(25.38)%	23.83%	(7.85)%	22.56%	.15%
Ratios to Average Net Assets C,E
Expenses before reductions	1.47%	1.26%	1.11%	1.16%	1.12%
Expenses net of fee waivers, if any	1.15%	1.15%	1.11%	1.16%	1.12%
Expenses net of all reductions	1.14%	1.13%	1.07%	1.08%	1.09%
Net investment income (loss)	.23%	(.10)%	(.23)%	(.67)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353	$ 730	$ 750	$ 899	$ 687
Portfolio turnover rate D	93%	97%	95%	128%	84%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 421,273
Unrealized depreciation	(4,305,348)
Net unrealized appreciation (depreciation)	(3,884,075)
Capital loss carryforward	(7,629,844)

Cost for federal income tax purposes	$ 18,214,817

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Electronics

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,577,679 and $29,275,643, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,914	$ 403
Class T	.25%	.25%	32,168	336
Class B	.75%	.25%	33,894	25,485
Class C	.75%	.25%	61,577	8,343
			$ 141,553	$ 34,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,126
Class T	1,629
Class B*	5,971
Class C*	258
$ 8,984

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 17,260.31
Class T	22,807.35
Class B	10,570.31
Class C	19,118.31
Institutional Class	1,731.30
	$ 71,486

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,178 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 17,913
Class T	1.65%	23,708
Class B	2.15%	10,993
Class C	2.15%	19,400
Institutional Class	1.15%	1,830
		$ 73,844

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,393 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress.

Electronics

9. Other - continued

Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6,751, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	161,701	172,908	$ 1,242,418	$ 1,452,847
Shares redeemed	(405,321)	(416,578)	(3,221,767)	(3,518,739)
Net increase (decrease)	(243,620)	(243,670)	$ (1,979,349)	$ (2,065,892)
Class T
Shares sold	93,832	96,013	$ 747,770	$ 811,586
Shares redeemed	(301,416)	(434,383)	(2,324,905)	(3,616,000)
Net increase (decrease)	(207,584)	(338,370)	$ (1,577,135)	$ (2,804,414)
Class B
Shares sold	35,607	33,257	$ 276,103	$ 271,410
Shares redeemed	(246,055)	(370,189)	(1,804,727)	(3,005,497)
Net increase (decrease)	(210,448)	(336,932)	$ (1,528,624)	$ (2,734,087)
Class C
Shares sold	107,517	354,933	$ 865,728	$ 2,907,179
Shares redeemed	(555,338)	(378,058)	(3,939,431)	(3,063,507)
Net increase (decrease)	(447,821)	(23,125)	$ (3,073,703)	$ (156,328)
Institutional Class
Shares sold	9,123	23,807	$ 82,426	$ 203,253
Shares redeemed	(36,772)	(45,136)	(287,575)	(400,359)
Net increase (decrease)	(27,649)	(21,329)	$ (205,149)	$ (197,106)

Annual Report

Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	11.83%	28.82%	16.84%

A Prior to October 1, 2006, Advisor Energy operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Energy Fund

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned 11.52%, 11.27%, 10.62% and 10.71%, respectively (excluding sales charges), outperforming the S&P 500 and the 9.51% gain of the MSCI® US Investable Market Energy Index. Aggressive sector weightings and solid stock selection were key components of the fund's superior performance versus the MSCI index. Underweighting integrated oil stocks gave the fund a strong relative boost, as this industry lagged. A large underweighting in integrated oil company Exxon Mobil was the fund's top contributor. Overweighting the strong-performing coal industry also benefited performance, especially the fund's large stakes in U.S. coal companies CONSOL Energy and Peabody Energy. Overweighting the oil and gas exploration and production (E&P) industry contributed positively, led by an outsized position in Petrohawk, which owns land in the Haynesville shale region of North Louisiana, one of the most promising natural gas reserves in the United States. A large stake in oil-rig manufacturer National Oilwell Varco was another leading contributor, along with a non-index position in Danish wind turbine manufacturer Vestas Wind Systems. Foreign holdings benefited from currency fluctuations as well. Overweighting the oil and gas refining and marketing segment proved disappointing. The biggest detractors were U.S. oil refiners Valero Energy and Sunoco, and West Coast oil and gas refiner Tesoro. Underweighting oil and gas equipment company Schlumberger and integrated oil company Occidental Petroleum also hurt fund performance when these stocks outperformed.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned 11.83%, outperforming the S&P 500 and the 9.51% gain of the MSCI® US Investable Market Energy Index. Aggressive sector weightings and solid stock selection were key components of the fund's superior performance versus the MSCI index. Underweighting integrated oil stocks gave the fund a strong relative boost, as this industry lagged. A large underweighting in integrated oil company Exxon Mobil was the fund's top contributor. Overweighting the strong-performing coal industry also benefited performance, especially the fund's large stakes in U.S. coal companies CONSOL Energy and Peabody Energy. Overweighting the oil and gas exploration and production (E&P) industry contributed positively, led by an outsized position in Petrohawk, which owns land in the Haynesville shale region of North Louisiana, one of the most promising natural gas reserves in the United States. A large stake in oil-rig manufacturer National Oilwell Varco was another leading contributor, along with a non-index position in Danish wind turbine manufacturer Vestas Wind Systems. Foreign holdings benefited from currency fluctuations as well. Overweighting the oil and gas refining and marketing segment proved disappointing. The biggest detractors were U.S. oil refiners Valero Energy and Sunoco, and West Coast oil and gas refiner Tesoro. Underweighting oil and gas equipment company Schlumberger and integrated oil company Occidental Petroleum also hurt fund performance when these stocks outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy

Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 1,055.00	$ 5.82
HypotheticalA	$ 1,000.00	$ 1,019.19	$ 5.72
Class T
Actual	$ 1,000.00	$ 1,053.70	$ 6.94
HypotheticalA	$ 1,000.00	$ 1,018.10	$ 6.82
Class B
Actual	$ 1,000.00	$ 1,050.60	$ 9.89
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.72
Class C
Actual	$ 1,000.00	$ 1,051.00	$ 9.54
HypotheticalA	$ 1,000.00	$ 1,015.56	$ 9.37
Institutional Class
Actual	$ 1,000.00	$ 1,056.30	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.59	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.14%
Class T	1.36%
Class B	1.94%
Class C	1.87%
Institutional Class	.86%

Annual Report

Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
National Oilwell Varco, Inc.	6.3	5.9
ConocoPhillips	5.7	2.8
Range Resources Corp.	4.5	5.2
Schlumberger Ltd. (NY Shares)	4.3	4.3
Nabors Industries Ltd.	4.1	0.6
Valero Energy Corp.	3.7	6.6
Peabody Energy Corp.	3.6	3.8
Ultra Petroleum Corp.	3.2	3.6
Occidental Petroleum Corp.	3.0	1.7
Petrohawk Energy Corp.	2.9	1.3
	41.3
Top Industries (% of fund's net assets)
As of July 31, 2008
Oil, Gas & Consumable Fuels	61.9%
Energy Equipment & Services	31.2%
Electrical Equipment	5.0%
Construction & Engineering	0.6%
Gas Utilities	0.3%
All Others*	1.0%

As of January 31, 2008
Oil, Gas & Consumable Fuels	69.9%
Energy Equipment & Services	24.9%
Electrical Equipment	3.3%
Construction & Engineering	0.7%
Chemicals	0.5%
All Others*	0.7%

* Includes short-term investments and net other assets.

Annual Report

Advisor Energy Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	16,062	$ 297,629
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	76,900	5,947,446
ELECTRICAL EQUIPMENT - 5.0%
Electrical Components & Equipment - 3.9%
Evergreen Solar, Inc. (a)	406,119	3,793,151
First Solar, Inc. (a)	26,700	7,612,437
JA Solar Holdings Co. Ltd. ADR (a)(d)	481,218	7,300,077
Q-Cells AG (a)(d)	54,693	5,298,765
Renewable Energy Corp. AS (a)	145,000	4,199,136
Sunpower Corp. Class A (a)(d)	111,498	8,782,697
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	97,800	3,272,388
		40,258,651
Heavy Electrical Equipment - 1.1%
Vestas Wind Systems AS (a)	91,500	11,933,142
TOTAL ELECTRICAL EQUIPMENT		52,191,793
ENERGY EQUIPMENT & SERVICES - 31.2%
Oil & Gas Drilling - 9.7%
Atwood Oceanics, Inc. (a)	190,200	8,732,082
ENSCO International, Inc.	122,400	8,462,736
Helmerich & Payne, Inc.	96,022	5,677,781
Hercules Offshore, Inc. (a)	250,794	6,262,326
Nabors Industries Ltd. (a)	1,177,554	42,933,619
Noble Corp.	89,500	4,642,365
Patterson-UTI Energy, Inc.	445,747	12,668,130
Pride International, Inc. (a)	99,500	3,856,620
Rowan Companies, Inc.	179,800	7,156,040
Transocean, Inc. (a)	864	117,530
		100,509,229
Oil & Gas Equipment & Services - 21.5%
Baker Hughes, Inc.	33	2,736
BJ Services Co.	483,574	14,217,076
Complete Production Services, Inc. (a)	96,400	3,069,376
Dril-Quip, Inc. (a)	20,600	1,115,284
Exterran Holdings, Inc. (a)	71,675	4,045,337
FMC Technologies, Inc. (a)	123,800	7,648,364
Fugro NV (Certificaten Van Aandelen) unit	93,393	6,626,115
Halliburton Co.	556,460	24,940,537
NATCO Group, Inc. Class A (a)	25,900	1,234,135
National Oilwell Varco, Inc. (a)	832,157	65,432,503
Oil States International, Inc. (a)	48,400	2,656,192
ProSafe ASA	397,400	3,455,926
Schlumberger Ltd. (NY Shares)	443,800	45,090,080
Smith International, Inc.	126,327	9,396,202
Superior Energy Services, Inc. (a)	149,700	7,100,271

	Shares	Value
Tenaris SA sponsored ADR	41,300	$ 2,488,325
Tidewater, Inc.	200	11,988
TSC Offshore Group Ltd. (a)	1,674,000	493,514
Weatherford International Ltd. (a)	666,600	25,150,818
		224,174,779
TOTAL ENERGY EQUIPMENT & SERVICES		324,684,008
GAS UTILITIES - 0.3%
Gas Utilities - 0.3%
Questar Corp.	51,300	2,712,744
Zhongyu Gas Holdings Ltd. (a)	6,592,000	566,120
		3,278,864
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Walter Industries, Inc.	28,600	2,999,282
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Vallourec SA	8,300	2,471,319
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Timminco Ltd. (a)	81,100	1,916,902
MULTI-UTILITIES - 0.0%
Multi-Utilities - 0.0%
Sempra Energy	4	225
OIL, GAS & CONSUMABLE FUELS - 61.9%
Coal & Consumable Fuels - 7.1%
Arch Coal, Inc.	195,285	10,996,498
CONSOL Energy, Inc.	127,134	9,457,498
Foundation Coal Holdings, Inc.	128,300	7,621,020
International Coal Group, Inc. (a)	33,600	351,792
Massey Energy Co.	81,200	6,029,100
Natural Resource Partners LP	4,700	178,177
Peabody Energy Corp.	544,547	36,838,605
PT Bumi Resources Tbk	2,851,800	2,115,922
		73,588,612
Integrated Oil & Gas - 15.1%
Chevron Corp.	38,500	3,255,560
ConocoPhillips	724,194	59,108,714
Exxon Mobil Corp.	212,843	17,118,962
Hess Corp.	265,400	26,911,560
Occidental Petroleum Corp.	401,800	31,673,894
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	342,100	15,681,864
Suncor Energy, Inc.	70,800	3,848,931
		157,599,485
Oil & Gas Exploration & Production - 30.5%
American Oil & Gas, Inc. NV (a)(d)	84,003	266,290
Cabot Oil & Gas Corp.	673,925	29,659,439
Canadian Natural Resources Ltd.	168,000	13,128,564
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Chesapeake Energy Corp.	353,100	$ 17,707,965
Comstock Resources, Inc. (a)	162,998	9,944,508
Concho Resources, Inc.	253,498	8,302,060
Continental Resources, Inc. (a)(d)	151,886	8,675,728
Denbury Resources, Inc. (a)	387,800	10,912,692
Encore Acquisition Co. (a)	113,062	6,995,146
EOG Resources, Inc.	1,284	129,081
EXCO Resources, Inc. (a)	225,253	5,867,841
Forest Oil Corp. (a)	107,000	6,102,210
GMX Resources, Inc. (a)(d)	30,200	1,772,740
Goodrich Petroleum Corp. (a)	39,600	1,815,660
Junex, Inc. (a)	112,600	392,618
Kodiak Oil & Gas Corp. (a)	168,100	561,454
Newfield Exploration Co. (a)	21,800	1,067,764
Nexen, Inc.	189,200	5,952,173
Northern Oil & Gas, Inc. (a)(d)	12,300	114,144
Oil Search Ltd.	557,156	3,006,221
OPTI Canada, Inc. (a)	155,600	2,954,402
Penn Virginia Corp.	145,464	8,836,938
Petrohawk Energy Corp. (a)	894,757	29,813,303
Petroquest Energy, Inc. (a)	100,185	2,090,861
Plains Exploration & Production Co. (a)	375,680	21,026,810
Questerre Energy Corp. (a)(d)	121,900	403,615
Quicksilver Resources, Inc. (a)	428,400	11,206,944
Range Resources Corp.	963,888	46,806,401
SandRidge Energy, Inc.	102,900	5,030,781
Southwestern Energy Co. (a)	569,900	20,693,069
Talisman Energy, Inc.	135,900	2,430,365
Ultra Petroleum Corp. (a)	470,300	33,570,014
Vanguard Natural Resources LLC	5,600	86,352
XTO Energy, Inc.	2,225	105,087
		317,429,240
Oil & Gas Refining & Marketing - 7.8%
Frontier Oil Corp.	318,914	5,820,181
Holly Corp.	168,979	4,829,420
Petroplus Holdings AG	29,887	1,205,604

	Shares	Value
Sunoco, Inc. (d)	531,805	$ 21,596,601
Tesoro Corp.	532,676	8,224,517
Valero Energy Corp.	1,154,481	38,571,210
Western Refining, Inc. (d)	122,466	974,829
		81,222,362
Oil & Gas Storage & Transport - 1.4%
El Paso Pipeline Partners LP	37,200	725,400
Energy Transfer Equity LP	76,933	2,286,449
Williams Companies, Inc.	348,777	11,178,303
		14,190,152
TOTAL OIL, GAS & CONSUMABLE FUELS		644,029,851
TOTAL COMMON STOCKS (Cost $836,238,786)		1,037,817,319
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 2.35% (b)	4,099,123	4,099,123
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	30,259,025	30,259,025
TOTAL MONEY MARKET FUNDS (Cost $34,358,148)		34,358,148
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $870,596,934)		1,072,175,467
NET OTHER ASSETS - (3.1)%		(31,945,552)
NET ASSETS - 100%		$ 1,040,229,915
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 222,974
Fidelity Securities Lending Cash Central Fund	89,431
Total	$ 312,405
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.3%
Canada	6.3%
Netherlands Antilles	4.3%
Cayman Islands	1.6%
Brazil	1.5%
Denmark	1.1%
Others (individually less than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy

Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $28,586,972) - See accompanying schedule: Unaffiliated issuers (cost $836,238,786)	$ 1,037,817,319
Fidelity Central Funds (cost $34,358,148)	34,358,148
Total Investments (cost $870,596,934)		$ 1,072,175,467
Receivable for investments sold		12,849,611
Receivable for fund shares sold		1,049,552
Dividends receivable		374,693
Distributions receivable from Fidelity Central Funds		28,591
Prepaid expenses		2,685
Other receivables		17,361
Total assets		1,086,497,960

Liabilities
Payable for investments purchased	$ 9,364,496
Payable for fund shares redeemed	5,278,370
Accrued management fee	529,154
Distribution fees payable	501,342
Other affiliated payables	287,490
Other payables and accrued expenses	48,168
Collateral on securities loaned, at value	30,259,025
Total liabilities		46,268,045

Net Assets		$ 1,040,229,915
Net Assets consist of:
Paid in capital		$ 686,998,673
Accumulated net investment loss		(795)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		151,653,495
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		201,578,542
Net Assets		$ 1,040,229,915

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($355,199,948 ÷ 7,070,724 shares)	$ 50.24

Maximum offering price per share (100/94.25 of $50.24)	$ 53.31
Class T: Net Asset Value and redemption price per share ($407,784,394 ÷ 7,934,008 shares)	$ 51.40

Maximum offering price per share (100/96.50 of $51.40)	$ 53.26
Class B: Net Asset Value and offering price per share ($98,602,010 ÷ 2,039,294 shares)A	$ 48.35

Class C: Net Asset Value and offering price per share ($156,393,491 ÷ 3,216,060 shares)A	$ 48.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,250,072 ÷ 429,842 shares)	$ 51.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Energy

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 8,505,753
Interest		7,120
Income from Fidelity Central Funds		312,405
Total income		8,825,278

Expenses
Management fee	$ 6,031,676
Transfer agent fees	2,742,854
Distribution fees	5,762,200
Accounting and security lending fees	358,686
Custodian fees and expenses	62,322
Independent trustees' compensation	4,672
Registration fees	107,864
Audit	49,970
Legal	4,012
Interest	4,402
Miscellaneous	118,166
Total expenses before reductions	15,246,824
Expense reductions	(36,850)	15,209,974
Net investment income (loss)		(6,384,696)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,424)	190,287,771
Foreign currency transactions	49,151
Total net realized gain (loss)		190,336,922
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,594)	(81,040,630)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(81,040,623)
Net gain (loss)		109,296,299
Net increase (decrease) in net assets resulting from operations		$ 102,911,603

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,384,696)	$ (2,803,549)
Net realized gain (loss)	190,336,922	67,298,011
Change in net unrealized appreciation (depreciation)	(81,040,623)	88,822,102
Net increase (decrease) in net assets resulting from operations	102,911,603	153,316,564
Distributions to shareholders from net realized gain	(64,657,747)	(117,273,909)
Share transactions - net increase (decrease)	82,916,045	40,324,071
Redemption fees	43,632	36,406
Total increase (decrease) in net assets	121,213,533	76,403,132

Net Assets
Beginning of period	919,016,382	842,613,250
End of period (including accumulated net investment loss of $795 and accumulated net investment loss of $26,290, respectively)	$ 1,040,229,915	$ 919,016,382

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 48.28	$ 46.39	$ 40.93	$ 29.12	$ 21.65
Income from Investment Operations
Net investment income (loss) C	(.17)	(.02) F	(.04)	.06	.07
Net realized and unrealized gain (loss)	5.59	8.42	12.30	12.21	7.50
Total from investment operations	5.42	8.40	12.26	12.27	7.57
Distributions from net investment income	-	-	-	(.06)	(.10)
Distributions from net realized gain	(3.46)	(6.51)	(6.81)	(.41)	-
Total distributions	(3.46)	(6.51)	(6.81)	(.47)	(.10)
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 50.24	$ 48.28	$ 46.39	$ 40.93	$ 29.12
Total Return A,B	11.52%	22.08%	32.90%	42.69%	35.08%
Ratios to Average Net Assets D,G
Expenses before reductions	1.14%	1.19%	1.21%	1.25%	1.30%
Expenses net of fee waivers, if any	1.14%	1.19%	1.21%	1.25%	1.30%
Expenses net of all reductions	1.14%	1.19%	1.17%	1.19%	1.29%
Net investment income (loss)	(.32)%	(.05)% F	(.09)%	.19%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,200	$ 268,108	$ 204,391	$ 90,342	$ 44,315
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 49.26	$ 47.18	$ 41.46	$ 29.52	$ 21.97
Income from Investment Operations
Net investment income (loss) C	(.29)	(.11) F	(.13)	- H	.03
Net realized and unrealized gain (loss)	5.72	8.61	12.49	12.37	7.60
Total from investment operations	5.43	8.50	12.36	12.37	7.63
Distributions from net investment income	-	-	-	(.03)	(.08)
Distributions from net realized gain	(3.29)	(6.42)	(6.65)	(.41)	-
Total distributions	(3.29)	(6.42)	(6.65)	(.44)	(.08)
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 51.40	$ 49.26	$ 47.18	$ 41.46	$ 29.52
Total Return A,B	11.27%	21.84%	32.60%	42.41%	34.82%
Ratios to Average Net Assets D,G
Expenses before reductions	1.36%	1.40%	1.42%	1.44%	1.48%
Expenses net of fee waivers, if any	1.36%	1.40%	1.42%	1.44%	1.48%
Expenses net of all reductions	1.35%	1.39%	1.38%	1.39%	1.47%
Net investment income (loss)	(.54)%	(.26)% F	(.29)%	(.01)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 407,784	$ 382,222	$ 362,272	$ 280,820	$ 201,187
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 46.64	$ 45.10	$ 39.89	$ 28.54	$ 21.28
Income from Investment Operations
Net investment income (loss) C	(.56)	(.34) F	(.35)	(.18)	(.11)
Net realized and unrealized gain (loss)	5.41	8.17	11.98	11.93	7.37
Total from investment operations	4.85	7.83	11.63	11.75	7.26
Distributions from net realized gain	(3.14)	(6.29)	(6.43)	(.41)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 48.35	$ 46.64	$ 45.10	$ 39.89	$ 28.54
Total Return A,B	10.62%	21.18%	31.86%	41.66%	34.12%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.96%	1.96%	1.98%	2.02%
Expenses net of fee waivers, if any	1.93%	1.96%	1.96%	1.98%	2.02%
Expenses net of all reductions	1.93%	1.95%	1.92%	1.93%	2.01%
Net investment income (loss)	(1.11)%	(.82)% F	(.84)%	(.55)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,602	$ 116,487	$ 130,973	$ 102,003	$ 68,347
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 46.88	$ 45.33	$ 40.10	$ 28.68	$ 21.38
Income from Investment Operations
Net investment income (loss) C	(.54)	(.32) F	(.34)	(.17)	(.10)
Net realized and unrealized gain (loss)	5.45	8.20	12.06	11.99	7.40
Total from investment operations	4.91	7.88	11.72	11.82	7.30
Distributions from net realized gain	(3.16)	(6.33)	(6.50)	(.41)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	- H
Net asset value, end of period	$ 48.63	$ 46.88	$ 45.33	$ 40.10	$ 28.68
Total Return A,B	10.71%	21.22%	31.96%	41.70%	34.14%
Ratios to Average Net Assets D,G
Expenses before reductions	1.87%	1.91%	1.92%	1.94%	1.99%
Expenses net of fee waivers, if any	1.87%	1.91%	1.92%	1.94%	1.99%
Expenses net of all reductions	1.87%	1.91%	1.88%	1.89%	1.97%
Net investment income (loss)	(1.05)%	(.77)% F	(.79)%	(.51)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,393	$ 135,072	$ 125,424	$ 72,832	$ 37,206
Portfolio turnover rate E	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 49.68	$ 47.48	$ 41.76	$ 29.64	$ 22.03
Income from Investment Operations
Net investment income (loss) B	(.02)	.11 E	.12	.19	.18
Net realized and unrealized gain (loss)	5.74	8.67	12.56	12.44	7.62
Total from investment operations	5.72	8.78	12.68	12.63	7.80
Distributions from net investment income	-	-	-	(.11)	(.19)
Distributions from net realized gain	(3.64)	(6.58)	(6.97)	(.41)	-
Total distributions	(3.64)	(6.58)	(6.97)	(.52)	(.19)
Redemption fees added to paid in capital B	- G	- G	.01	.01	- G
Net asset value, end of period	$ 51.76	$ 49.68	$ 47.48	$ 41.76	$ 29.64
Total Return A	11.83%	22.47%	33.35%	43.21%	35.60%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.88%	.87%	.89%	.90%
Expenses net of fee waivers, if any	.85%	.88%	.87%	.89%	.90%
Expenses net of all reductions	.85%	.88%	.83%	.84%	.89%
Net investment income (loss)	(.03)%	.25% E	.26%	.54%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,250	$ 17,127	$ 19,553	$ 9,433	$ 4,206
Portfolio turnover rate D	90%	80%	139%	125%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the

Energy

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 295,540,500
Unrealized depreciation	(96,543,534)
Net unrealized appreciation (depreciation)	198,996,966
Undistributed ordinary income	177,681
Undistributed long-term capital gain	137,376,502

Cost for federal income tax purposes	$ 873,178,501

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 4,772,747	$ 36,468,176
Long-term Capital Gains	59,885,000	80,805,733
Total	$ 64,657,747	$ 117,273,909

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $977,150,424 and $959,895,107, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 853,464	$ 51,049
Class T	.25%	.25%	2,152,298	31,591
Class B	.75%	.25%	1,163,814	874,450
Class C	.75%	.25%	1,592,624	314,372
			$ 5,762,200	$ 1,271,462

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 332,562
Class T	73,658
Class B*	174,492
Class C*	32,675
$ 613,387

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Energy

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 911,111.27
Class T	1,002,990.23
Class B	355,558.31
Class C	392,013.25
Institutional Class	81,182.23
	$ 2,742,854

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,069 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,706,500	2.42%	$ 4,402

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,404 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $89,431.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $36,040 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $693. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 117

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $30,652, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 20,341,408	$ 30,378,115
Class T	25,677,389	48,658,927
Class B	7,474,589	18,097,588
Class C	9,397,317	17,464,821
Institutional Class	1,767,044	2,674,458
Total	$ 64,657,747	$ 117,273,909

Energy

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,202,103	2,409,415	$ 169,499,687	$ 103,800,389
Reinvestment of distributions	375,188	718,262	18,473,322	27,810,279
Shares redeemed	(2,059,529)	(1,980,718)	(107,985,396)	(81,122,220)
Net increase (decrease)	1,517,762	1,146,959	$ 79,987,613	$ 50,488,448
Class T
Shares sold	1,610,611	1,250,444	$ 87,007,613	$ 54,473,563
Reinvestment of distributions	478,816	1,161,034	24,107,280	45,909,961
Shares redeemed	(1,914,780)	(2,330,754)	(102,045,896)	(98,273,495)
Net increase (decrease)	174,647	80,724	$ 9,068,997	$ 2,110,029
Class B
Shares sold	504,843	451,905	$ 25,728,046	$ 18,746,589
Reinvestment of distributions	135,516	414,158	6,434,106	15,588,355
Shares redeemed	(1,098,735)	(1,272,145)	(55,433,977)	(50,696,372)
Net increase (decrease)	(458,376)	(406,082)	$ (23,271,825)	$ (16,361,428)
Class C
Shares sold	993,512	863,338	$ 51,238,082	$ 36,256,164
Reinvestment of distributions	161,795	385,215	7,736,565	14,569,142
Shares redeemed	(820,290)	(1,134,191)	(41,459,377)	(44,464,337)
Net increase (decrease)	335,017	114,362	$ 17,515,270	$ 6,360,969
Institutional Class
Shares sold	839,635	150,039	$ 44,656,187	$ 6,836,544
Reinvestment of distributions	25,669	39,397	1,318,208	1,561,516
Shares redeemed	(780,213)	(256,502)	(46,358,405)	(10,672,007)
Net increase (decrease)	85,091	(67,066)	$ (384,010)	$ (2,273,947)

Annual Report

Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-31.47%	0.20%	1.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Comments from Richard Manuel, Portfolio Manager of Fidelity® Advisor Financial Services Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the year, the fund's Class A, Class T, Class B and Class C shares returned -31.67%, -31.85%, -32.21% and -32.18%, respectively (excluding sales charges). These results lagged the S&P 500 and the -29.14% return of the MSCI® US Investable Market Financials Index. Unfavorable industry weightings and stock selection, especially in thrifts and mortgage finance, hurt performance relative to the MSCI index. Freddie Mac and Fannie Mae, government-sponsored mortgage lenders, sank as mounting credit losses pressured their capital ratios. Countrywide Financial, a mortgage originator, suffered from liquidity and bankruptcy concerns related to its subprime exposure. It then declined along with Bank of America, another fund holding that acquired Countrywide before period end. Elsewhere, American International Group (AIG), a multi-line insurer, plunged as mortgage-related investment losses forced it to raise additional capital. Modest gains came from an overweighting in reinsurance, a small cash position and good stock selection among regional banks and diversified banks. Standouts included State Street, an asset management and custody bank benefiting from strong business growth. An underweighting in Merrill Lynch, a troubled investment bank and broker, further aided performance.

For the year, the fund's Institutional Class shares returned -31.47%. This result lagged the S&P 500 and the -29.14% return of the MSCI® US Investable Market Financials Index. Unfavorable industry weightings and stock selection, especially in thrifts and mortgage finance, hurt performance relative to the MSCI index. Freddie Mac and Fannie Mae, government-sponsored mortgage lenders, sank as mounting credit losses pressured their capital ratios. Countrywide Financial, a mortgage originator, suffered from liquidity and bankruptcy concerns related to its subprime exposure. It then declined along with Bank of America, another fund holding that acquired Countrywide before period end. Elsewhere, American International Group (AIG), a multi-line insurer, plunged as mortgage-related investment losses forced it to raise additional capital. Modest gains came from an overweighting in reinsurance, a small cash position and good stock selection among regional banks and diversified banks. Standouts included State Street, an asset management and custody bank benefiting from strong business growth. An underweighting in Merrill Lynch, a troubled investment bank and broker, further aided performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 754.40	$ 5.37
Hypothetical A	$ 1,000.00	$ 1,018.75	$ 6.17
Class T
Actual	$ 1,000.00	$ 753.00	$ 6.49
Hypothetical A	$ 1,000.00	$ 1,017.45	$ 7.47
Class B
Actual	$ 1,000.00	$ 751.00	$ 8.71
Hypothetical A	$ 1,000.00	$ 1,014.92	$ 10.02
Class C
Actual	$ 1,000.00	$ 751.30	$ 8.67
Hypothetical A	$ 1,000.00	$ 1,014.97	$ 9.97
Institutional Class
Actual	$ 1,000.00	$ 755.50	$ 4.06
Hypothetical A	$ 1,000.00	$ 1,020.24	$ 4.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.49%
Class B	2.00%
Class C	1.99%
Institutional Class	.93%

Annual Report

Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	7.8	5.6
JPMorgan Chase & Co.	5.8	6.9
Wells Fargo & Co.	5.2	4.8
American International Group, Inc.	4.0	6.5
ACE Ltd.	3.0	2.9
Citigroup, Inc.	2.6	5.2
PNC Financial Services Group, Inc.	2.4	1.8
Bank of New York Mellon Corp.	2.4	2.0
State Street Corp.	2.2	2.1
Everest Re Group Ltd.	2.1	2.3
	37.5
Top Industries (% of fund's net assets)
As of July 31, 2008
Insurance	24.4%
Diversified Financial Services	19.7%
Capital Markets	18.4%
Commercial Banks	15.7%
Real Estate Investment Trusts	6.1%
All Others*	15.7%

As of January 31, 2008
Insurance	27.0%
Diversified Financial Services	20.7%
Capital Markets	18.8%
Commercial Banks	12.8%
Real Estate Investment Trusts	5.6%
All Others*	15.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
CAPITAL MARKETS - 18.1%
Asset Management & Custody Banks - 10.4%
Bank of New York Mellon Corp.	139,700	$ 4,959,350
EFG International	46,050	1,440,635
Fortress Investment Group LLC (d)	43,500	515,910
Franklin Resources, Inc.	32,300	3,249,703
GLG Partners, Inc. (d)	55,400	511,342
Janus Capital Group, Inc.	67,800	2,057,052
Julius Baer Holding AG	17,384	1,102,311
KKR Private Equity Investors, LP	21,200	291,500
KKR Private Equity Investors, LP Restricted Depositary Units (e)	34,300	471,625
Legg Mason, Inc.	6,000	242,100
State Street Corp.	63,482	4,547,850
T. Rowe Price Group, Inc.	23,100	1,382,535
The Blackstone Group LP	40,700	755,799
		21,527,712
Investment Banking & Brokerage - 7.7%
Charles Schwab Corp.	134,200	3,071,838
Goldman Sachs Group, Inc.	23,700	4,361,748
Lazard Ltd. Class A	19,500	795,795
Lehman Brothers Holdings, Inc.	57,200	991,848
Merrill Lynch & Co., Inc.	121,000	3,224,650
Morgan Stanley	92,100	3,636,108
		16,081,987
TOTAL CAPITAL MARKETS		37,609,699
COMMERCIAL BANKS - 15.0%
Diversified Banks - 9.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	6,800	124,712
ICICI Bank Ltd. sponsored ADR (d)	10,900	322,749
U.S. Bancorp, Delaware (d)	141,100	4,319,071
Wachovia Corp. (d)	255,398	4,410,723
Wells Fargo & Co. (d)	354,500	10,730,715
		19,907,970
Regional Banks - 5.4%
Associated Banc-Corp. (d)	91,900	1,533,811
Boston Private Financial Holdings, Inc.	37,000	289,710
Cathay General Bancorp	72,988	1,163,429
Center Financial Corp., California	12,000	132,000
Huntington Bancshares, Inc. (d)	80,100	562,302
KeyCorp (d)	125,300	1,321,915
M&T Bank Corp. (d)	14,200	999,396
National City Corp.	17,900	84,667
PNC Financial Services Group, Inc.	70,600	5,033,074
Wintrust Financial Corp.	4,200	86,730
		11,207,034
TOTAL COMMERCIAL BANKS		31,115,004

	Shares	Value
CONSUMER FINANCE - 4.1%
Consumer Finance - 4.1%
American Express Co.	41,400	$ 1,536,768
Capital One Financial Corp. (d)	62,630	2,621,692
Discover Financial Services	103,500	1,516,275
Dollar Financial Corp. (a)	40,562	784,469
SLM Corp. (a)	117,400	2,011,062
		8,470,266
DIVERSIFIED FINANCIAL SERVICES - 19.7%
Other Diversifed Financial Services - 16.2%
Bank of America Corp.	491,040	16,155,216
Citigroup, Inc. (d)	294,262	5,499,757
JPMorgan Chase & Co.	295,894	12,022,173
		33,677,146
Specialized Finance - 3.5%
CIT Group, Inc.	101,800	863,264
CME Group, Inc. (d)	8,325	2,998,082
Deutsche Boerse AG	14,700	1,673,477
JSE Ltd.	30,200	192,446
KKR Financial Holdings LLC	92,500	949,975
MarketAxess Holdings, Inc. (a)	55,900	541,112
		7,218,356
TOTAL DIVERSIFIED FINANCIAL SERVICES		40,895,502
INSURANCE - 23.3%
Insurance Brokers - 0.6%
National Financial Partners Corp. (d)	28,600	596,310
Willis Group Holdings Ltd.	19,140	598,508
		1,194,818
Life & Health Insurance - 5.9%
AFLAC, Inc.	42,600	2,368,986
MetLife, Inc. (d)	81,500	4,137,755
Principal Financial Group, Inc.	53,000	2,253,030
Prudential Financial, Inc. (d)	50,500	3,482,985
		12,242,756
Multi-Line Insurance - 5.9%
American International Group, Inc.	319,260	8,316,723
Assurant, Inc.	21,800	1,310,616
Hartford Financial Services Group, Inc.	41,300	2,618,007
		12,245,346
Property & Casualty Insurance - 5.8%
ACE Ltd.	123,000	6,236,100
Argo Group International Holdings, Ltd. (a)	33,011	1,123,694
Aspen Insurance Holdings Ltd.	200	5,078
Axis Capital Holdings Ltd.	20,800	658,944
Berkshire Hathaway, Inc. Class A (a)	16	1,831,200
LandAmerica Financial Group, Inc. (d)	14,400	165,456
MBIA, Inc. (d)	37,800	224,154
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
The Travelers Companies, Inc.	29,800	$ 1,314,776
United America Indemnity Ltd. Class A (a)	37,900	493,837
		12,053,239
Reinsurance - 5.1%
Everest Re Group Ltd.	54,200	4,433,560
IPC Holdings Ltd.	31,666	1,016,479
Max Capital Group Ltd.	55,676	1,306,716
Montpelier Re Holdings Ltd.	17,900	281,030
Platinum Underwriters Holdings Ltd.	56,300	2,032,430
RenaissanceRe Holdings Ltd.	30,400	1,546,448
		10,616,663
TOTAL INSURANCE		48,352,822
IT SERVICES - 0.5%
Data Processing & Outsourced Services - 0.5%
Visa, Inc.	15,100	1,103,206
REAL ESTATE INVESTMENT TRUSTS - 6.1%
Mortgage REITs - 1.3%
Annaly Capital Management, Inc.	144,500	2,177,615
Chimera Investment Corp.	62,000	476,780
		2,654,395
Residential REITs - 1.5%
Equity Lifestyle Properties, Inc.	35,500	1,704,355
UDR, Inc.	57,700	1,473,658
		3,178,013
Retail REITs - 3.3%
CBL & Associates Properties, Inc.	22,392	434,853
Developers Diversified Realty Corp.	68,900	2,202,044
General Growth Properties, Inc.	94,700	2,595,727
Simon Property Group, Inc.	17,800	1,648,814
		6,881,438
TOTAL REAL ESTATE INVESTMENT TRUSTS		12,713,846
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
Real Estate Management & Development - 1.3%
Meruelo Maddux Properties, Inc. (a)	90,300	174,279
Mitsubishi Estate Co. Ltd.	108,000	2,600,980
		2,775,259
THRIFTS & MORTGAGE FINANCE - 3.0%
Thrifts & Mortgage Finance - 3.0%
Fannie Mae	157,985	1,816,828
Freddie Mac	81,900	669,123
Hudson City Bancorp, Inc.	134,375	2,453,688
IndyMac Bancorp, Inc. (d)	33,000	4,455

	Shares	Value
Radian Group, Inc.	46,000	$ 80,040
Washington Mutual, Inc. (d)	211,571	1,127,673
		6,151,807
TOTAL COMMON STOCKS (Cost $200,227,796)		189,187,411
Convertible Preferred Stocks - 2.2%

CAPITAL MARKETS - 0.3%
Investment Banking & Brokerage - 0.3%
Lehman Brothers Holdings, Inc. Series P, 7.25%	830	539,500
COMMERCIAL BANKS - 0.7%
Regional Banks - 0.7%
Huntington Bancshares, Inc. 8.50%	900	701,946
National City Corp.	7	662,200
		1,364,146
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Specialized Finance - 0.0%
CIT Group, Inc. Series C, 8.75%	2,000	93,840
INSURANCE - 1.1%
Multi-Line Insurance - 1.1%
American International Group, Inc. Series A, 8.50%	39,200	2,243,926
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 8.75%	10,500	254,625
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,995,000)		4,496,037
Money Market Funds - 24.3%

Fidelity Cash Central Fund, 2.35% (b)	14,462,240	14,462,240
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	35,912,105	35,912,105
TOTAL MONEY MARKET FUNDS (Cost $50,374,345)		50,374,345
TOTAL INVESTMENT PORTFOLIO - 117.6% (Cost $256,597,141)		244,057,793
NET OTHER ASSETS - (17.6)%		(36,478,362)
NET ASSETS - 100%		$ 207,579,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $471,625 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 264,151
Fidelity Securities Lending Cash Central Fund	208,998
Total	$ 473,149
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Bermuda	6.7%
Switzerland	4.2%
Japan	1.2%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $26,184,414 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $34,496,028) - See accompanying schedule: Unaffiliated issuers (cost $206,222,796)	$ 193,683,448
Fidelity Central Funds (cost $50,374,345)	50,374,345
Total Investments (cost $256,597,141)		$ 244,057,793
Receivable for investments sold		1,449,316
Receivable for fund shares sold		1,436,075
Dividends receivable		226,508
Distributions receivable from Fidelity Central Funds		31,146
Prepaid expenses		1,073
Other receivables		1
Total assets		247,201,912

Liabilities
Payable for investments purchased	$ 3,085,818
Payable for fund shares redeemed	350,460
Accrued management fee	89,358
Distribution fees payable	83,369
Other affiliated payables	60,658
Other payables and accrued expenses	40,713
Collateral on securities loaned, at value	35,912,105
Total liabilities		39,622,481

Net Assets		$ 207,579,431
Net Assets consist of:
Paid in capital		$ 247,874,023
Undistributed net investment income		2,125,111
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,880,678)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(12,539,025)
Net Assets		$ 207,579,431

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($90,037,012 ÷ 6,833,655 shares)	$ 13.18

Maximum offering price per share (100/94.25 of $13.18)	$ 13.98
Class T: Net Asset Value and redemption price per share ($53,525,842 ÷ 4,073,551 shares)	$ 13.14

Maximum offering price per share (100/96.50 of $13.14)	$ 13.62
Class B: Net Asset Value and offering price per share ($20,420,273 ÷ 1,588,888 shares)A	$ 12.85

Class C: Net Asset Value and offering price per share ($37,776,918 ÷ 2,956,481 shares)A	$ 12.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,819,386 ÷ 435,086 shares)	$ 13.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 7,484,663
Interest		14,126
Income from Fidelity Central Funds		473,149
Total income		7,971,938

Expenses
Management fee	$ 1,495,035
Transfer agent fees	805,967
Distribution fees	1,465,062
Accounting and security lending fees	109,708
Custodian fees and expenses	12,212
Independent trustees' compensation	1,186
Registration fees	51,656
Audit	56,685
Legal	1,609
Interest	3,760
Miscellaneous	50,611
Total expenses before reductions	4,053,491
Expense reductions	(2,391)	4,051,100
Net investment income (loss)		3,920,838
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,369,015)
Investment not meeting investment restrictions	(938)
Foreign currency transactions	(4,265)
Payment from investment advisor for loss on investment not meeting investment restrictions	1,287
Total net realized gain (loss)		(25,372,931)
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,625,062)
Assets and liabilities in foreign currencies	3,848
Total change in net unrealized appreciation (depreciation)		(75,621,214)
Net gain (loss)		(100,994,145)
Net increase (decrease) in net assets resulting from operations		$ (97,073,307)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,920,838	$ 2,504,527
Net realized gain (loss)	(25,372,931)	49,174,884
Change in net unrealized appreciation (depreciation)	(75,621,214)	(30,974,733)
Net increase (decrease) in net assets resulting from operations	(97,073,307)	20,704,678
Distributions to shareholders from net investment income	(2,830,191)	(1,993,507)
Distributions to shareholders from net realized gain	(22,361,262)	(54,831,267)
Total distributions	(25,191,453)	(56,824,774)
Share transactions - net increase (decrease)	(845,081)	(19,915,758)
Redemption fees	10,552	2,369
Total increase (decrease) in net assets	(123,099,289)	(56,033,485)

Net Assets
Beginning of period	330,678,720	386,712,205
End of period (including undistributed net investment income of $2,125,111 and undistributed net investment income of $1,282,613, respectively)	$ 207,579,431	$ 330,678,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.02	$ 23.34	$ 23.01	$ 22.17	$ 19.98
Income from Investment Operations
Net investment income (loss) C	.30	.23	.20	.19	.14
Net realized and unrealized gain (loss)	(6.41)	.92	2.02	2.48	2.20
Total from investment operations	(6.11)	1.15	2.22	2.67	2.34
Distributions from net investment income	(.27)	(.22)	(.26)	(.07)	(.15)
Distributions from net realized gain	(1.46)	(3.25)	(1.63)	(1.76)	-
Total distributions	(1.73)	(3.47) H	(1.89)	(1.83)	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.18	$ 21.02	$ 23.34	$ 23.01	$ 22.17
Total Return A, B	(31.67)%	4.54%	10.32%	12.60%	11.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.23%	1.25%	1.26%	1.27%
Expenses net of fee waivers, if any	1.21%	1.23%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.21%	1.22%	1.23%	1.23%	1.25%
Net investment income (loss)	1.75%	1.01%	.87%	.88%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,037	$ 106,722	$ 85,356	$ 68,012	$ 58,222
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.94	$ 23.26	$ 22.87	$ 22.07	$ 19.90
Income from Investment Operations
Net investment income (loss) C	.26	.18	.15	.14	.09
Net realized and unrealized gain (loss)	(6.41)	.91	2.02	2.47	2.19
Total from investment operations	(6.15)	1.09	2.17	2.61	2.28
Distributions from net investment income	(.19)	(.16)	(.15)	(.05)	(.11)
Distributions from net realized gain	(1.46)	(3.25)	(1.63)	(1.76)	-
Total distributions	(1.65)	(3.41) H	(1.78)	(1.81)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.14	$ 20.94	$ 23.26	$ 22.87	$ 22.07
Total Return A, B	(31.85)%	4.25%	10.11%	12.37%	11.49%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.46%	1.47%	1.48%	1.50%
Expenses net of fee waivers, if any	1.47%	1.46%	1.47%	1.48%	1.50%
Expenses net of all reductions	1.47%	1.46%	1.46%	1.46%	1.48%
Net investment income (loss)	1.50%	.77%	.65%	.66%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,526	$ 95,426	$ 113,344	$ 128,388	$ 144,887
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.44	$ 22.75	$ 22.33	$ 21.65	$ 19.53
Income from Investment Operations
Net investment income (loss) C	.18	.06	.03	.03	(.02)
Net realized and unrealized gain (loss)	(6.29)	.89	1.97	2.41	2.16
Total from investment operations	(6.11)	.95	2.00	2.44	2.14
Distributions from net investment income	(.04)	(.02)	(.01)	-	(.02)
Distributions from net realized gain	(1.44)	(3.25)	(1.57)	(1.76)	-
Total distributions	(1.48)	(3.26) H	(1.58)	(1.76)	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.85	$ 20.44	$ 22.75	$ 22.33	$ 21.65
Total Return A, B	(32.21)%	3.71%	9.52%	11.78%	10.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.98%	1.99%	2.00%	2.02%
Expenses net of fee waivers, if any	1.96%	1.98%	1.99%	2.00%	2.02%
Expenses net of all reductions	1.96%	1.98%	1.98%	1.98%	2.00%
Net investment income (loss)	1.01%	.25%	.13%	.14%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,420	$ 64,837	$ 113,652	$ 145,046	$ 179,873
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.40	$ 22.74	$ 22.34	$ 21.65	$ 19.53
Income from Investment Operations
Net investment income (loss) C	.17	.06	.04	.04	(.01)
Net realized and unrealized gain (loss)	(6.24)	.90	1.98	2.42	2.15
Total from investment operations	(6.07)	.96	2.02	2.46	2.14
Distributions from net investment income	(.09)	(.05)	(.02)	(.01)	(.02)
Distributions from net realized gain	(1.46)	(3.25)	(1.60)	(1.76)	-
Total distributions	(1.55)	(3.30) H	(1.62)	(1.77)	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.78	$ 20.40	$ 22.74	$ 22.34	$ 21.65
Total Return A, B	(32.18)%	3.75%	9.58%	11.88%	10.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.94%	1.94%	1.95%	1.97%
Expenses net of fee waivers, if any	1.96%	1.94%	1.94%	1.95%	1.97%
Expenses net of all reductions	1.96%	1.94%	1.93%	1.92%	1.95%
Net investment income (loss)	1.01%	.29%	.18%	.19%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,777	$ 55,219	$ 62,469	$ 72,181	$ 86,199
Portfolio turnover rate E	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.32	$ 23.63	$ 23.29	$ 22.37	$ 20.17
Income from Investment Operations
Net investment income (loss) B	.36	.31	.29	.29	.23
Net realized and unrealized gain (loss)	(6.51)	.93	2.05	2.50	2.21
Total from investment operations	(6.15)	1.24	2.34	2.79	2.44
Distributions from net investment income	(.33)	(.30)	(.37)	(.11)	(.24)
Distributions from net realized gain	(1.46)	(3.25)	(1.63)	(1.76)	-
Total distributions	(1.79)	(3.55) G	(2.00)	(1.87)	(.24)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 13.38	$ 21.32	$ 23.63	$ 23.29	$ 22.37
Total Return A	(31.47)%	4.88%	10.78%	13.06%	12.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.86%	.86%	.88%
Expenses net of fee waivers, if any	.93%	.89%	.86%	.86%	.88%
Expenses net of all reductions	.92%	.88%	.85%	.84%	.85%
Net investment income (loss)	2.04%	1.34%	1.26%	1.28%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,819	$ 8,474	$ 11,892	$ 12,629	$ 13,008
Portfolio turnover rate D	48%	53%	33%	61%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 30,409,453
Unrealized depreciation	(46,968,925)
Net unrealized appreciation (depreciation)	(16,559,472)
Undistributed ordinary income	1,761,872
Undistributed long-term capital gain	269,334

Cost for federal income tax purposes	$ 260,617,265

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 3,522,419	$ 3,815,559
Long-term Capital Gains	21,669,034	53,009,215
Total	$ 25,191,453	$ 56,824,774

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Financial Services

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,065,281 and $156,248,529, respectively.

The Fund realized a gain and loss of $349 and $1,287, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $1,287 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 253,057	$ 8,460
Class T	.25%	.25%	370,468	2,944
Class B	.75%	.25%	381,499	286,457
Class C	.75%	.25%	460,038	48,563
			$ 1,465,062	$ 346,424

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,918
Class T	15,214
Class B*	50,358
Class C*	6,763
$ 151,253

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 305,716.30
Class T	227,098.31
Class B	113,846.30
Class C	135,846.29
Institutional Class	23,461.26
	$ 805,967

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,206 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,854,125	4.39%	$ 3,760

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $700 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $208,998.

Financial Services

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,111 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,280

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $95,210, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 1,429,035	$ 867,686
Class T	833,715	765,107
Class B	103,026	69,445
Class C	241,388	139,125
Institutional Class	223,027	152,144
Total	$ 2,830,191	$ 1,993,507
From net realized gain
Class A	$ 7,599,793	$ 12,753,057
Class T	6,343,916	15,966,933
Class B	3,935,726	15,271,397
Class C	3,829,942	9,173,101
Institutional Class	651,885	1,666,779
Total	$ 22,361,262	$ 54,831,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,476,462	2,132,186	$ 58,217,275	$ 48,786,912
Reinvestment of distributions	413,881	548,319	8,062,306	12,292,012
Shares redeemed	(2,133,725)	(1,259,845)	(36,028,050)	(28,919,491)
Net increase (decrease)	1,756,618	1,420,660	$ 30,251,531	$ 32,159,433
Class T
Shares sold	825,338	372,346	$ 13,397,557	$ 8,558,636
Reinvestment of distributions	344,513	703,948	6,720,713	15,750,996
Shares redeemed	(1,652,503)	(1,393,386)	(28,919,771)	(31,851,718)
Net increase (decrease)	(482,652)	(317,092)	$ (8,801,501)	$ (7,542,086)
Class B
Shares sold	511,474	242,400	$ 8,246,792	$ 5,428,899
Reinvestment of distributions	187,873	609,690	3,607,784	13,365,246
Shares redeemed	(2,282,248)	(2,676,523)	(40,060,805)	(59,803,637)
Net increase (decrease)	(1,582,901)	(1,824,433)	$ (28,206,229)	$ (41,009,492)
Class C
Shares sold	1,114,854	284,897	$ 17,550,045	$ 6,372,368
Reinvestment of distributions	173,040	345,073	3,294,216	7,545,497
Shares redeemed	(1,038,077)	(670,985)	(17,222,702)	(14,937,683)
Net increase (decrease)	249,817	(41,015)	$ 3,621,559	$ (1,019,818)
Institutional Class
Shares sold	1,075,511	75,332	$ 20,129,434	$ 1,755,195
Reinvestment of distributions	36,137	56,949	687,993	1,292,278
Shares redeemed	(1,074,000)	(238,050)	(18,527,868)	(5,551,268)
Net increase (decrease)	37,648	(105,769)	$ 2,289,559	$ (2,503,795)

Financial Services

Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-5.36%	6.30%	5.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Health Care Fund

Management's Discussion of Fund Performance

Comments from Matthew Sabel, Portfolio Manager of Fidelity® Advisor Health Care Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned -5.36%, underperforming the -1.74% return of the MSCI® US Investable Market Health Care Index but outperforming the S&P 500. The main factors behind the fund's underperformance of the MSCI index were unfavorable stock selection in pharmaceuticals, health care services and biotechnology, along with an underweighting in the last group. An out-of-benchmark stake in packaged foods and meats also hurt. Conversely, the fund benefited from an overweighting in life sciences tools and services, as well as good security selection in that group. Favorable picks in managed health care and an out-of-benchmark position in fertilizers and agricultural chemicals helped as well. Detractors included a significant underweighting in pharmaceutical firm and index heavyweight Johnson & Johnson; an underweighting in biotechnology company Amgen; an out-of-benchmark position in Brazilian drug distributor Profarma; holdings of pharmaceutical company Schering-Plough, NightHawk Radiology and managed health care provider Universal American; as well as an underweighting in biotech firm Celgene. Underweighting two index components that underperformed - pharmaceutical giant Pfizer and managed care company WellPoint - helped relative returns, as did life sciences tools and services firms Bruker BioSciences and Thermo Fisher Scientific, along with health care equipment provider Baxter International. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 940.40	$ 5.89
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.12
Class T
Actual	$ 1,000.00	$ 939.50	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 936.90	$ 9.54
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Class C
Actual	$ 1,000.00	$ 937.30	$ 9.49
HypotheticalA	$ 1,000.00	$ 1,015.07	$ 9.87
Institutional Class
Actual	$ 1,000.00	$ 941.80	$ 4.68
HypotheticalA	$ 1,000.00	$ 1,020.04	$ 4.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.48%
Class B	1.98%
Class C	1.97%
Institutional Class	.97%

Annual Report

Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wyeth	5.3	3.1
Abbott Laboratories	5.3	4.2
Genentech, Inc.	4.6	1.3
Thermo Fisher Scientific, Inc.	4.6	2.9
Covidien Ltd.	4.4	1.7
Baxter International, Inc.	3.9	2.7
Amgen, Inc.	2.7	1.8
Inverness Medical Innovations, Inc.	2.5	1.7
UnitedHealth Group, Inc.	2.4	4.8
Medtronic, Inc.	2.4	0.6
	38.1
Top Industries (% of fund's net assets)
As of July 31, 2008
Health Care Equipment & Supplies	24.8%
Pharmaceuticals	20.8%
Biotechnology	16.4%
Health Care Providers & Services	14.9%
Life Sciences Tools & Services	12.1%
All Others*	11.0%

As of January 31, 2008
Health Care Equipment & Supplies	20.3%
Pharmaceuticals	25.6%
Biotechnology	13.6%
Health Care Providers & Services	19.9%
Life Sciences Tools & Services	11.3%
All Others*	9.3%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BIOTECHNOLOGY - 16.4%
Biotechnology - 16.4%
Alexion Pharmaceuticals, Inc. (a)	17,900	$ 1,678,125
Alnylam Pharmaceuticals, Inc. (a)	62,137	2,161,125
Amgen, Inc. (a)	221,948	13,900,603
Biogen Idec, Inc. (a)	135,116	9,425,692
BioMarin Pharmaceutical, Inc. (a)(d)	168,962	5,499,713
Cephalon, Inc. (a)	49,510	3,622,152
Cepheid, Inc. (a)	37,159	636,162
Cougar Biotechnology, Inc. (a)	13,326	448,420
CSL Ltd.	82,373	2,683,802
Genentech, Inc. (a)	254,387	24,230,362
Genzyme Corp. (a)	84,600	6,484,590
GTx, Inc. (a)(d)	107,417	2,002,253
Human Genome Sciences, Inc. (a)	42,800	283,764
ImClone Systems, Inc. (a)	20,200	1,291,386
Molecular Insight Pharmaceuticals, Inc. (a)	39,400	332,536
Myriad Genetics, Inc. (a)	29,066	1,932,889
Omrix Biopharmaceuticals, Inc. (a)	34,600	643,560
ONYX Pharmaceuticals, Inc. (a)	96,984	3,927,852
PDL BioPharma, Inc.	63,526	709,585
RXi Pharmaceuticals Corp. (a)	8,141	59,022
Theravance, Inc. (a)(d)	188,900	3,018,622
United Therapeutics Corp. (a)	6,800	771,052
		85,743,267
CHEMICALS - 2.7%
Fertilizers & Agricultural Chemicals - 2.4%
Monsanto Co.	89,461	10,655,700
Syngenta AG sponsored ADR	34,500	2,004,105
		12,659,805
Specialty Chemicals - 0.3%
Jubilant Organosys Ltd.	70,122	592,142
Sigma Aldrich Corp.	14,300	868,582
		1,460,724
TOTAL CHEMICALS		14,120,529
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Environmental & Facility Services - 0.1%
American Ecology Corp.	17,100	538,821
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. Class A (a)	181,450	1,124,990
Hillenbrand, Inc.	18,200	421,330
Stewart Enterprises, Inc. Class A	113,884	1,014,706
StoneMor Partners LP	8,737	158,839
		2,719,865
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Electronic Equipment & Instruments - 1.4%
Mettler-Toledo International, Inc. (a)	66,567	7,156,618

	Shares	Value
FOOD & STAPLES RETAILING - 0.7%
Drug Retail - 0.7%
A&D Pharma Holdings NV (Reg. S) unit	10,900	$ 37,217
China Nepstar Chain Drugstore Ltd. ADR	17,400	135,372
CVS Caremark Corp.	99,500	3,631,750
		3,804,339
FOOD PRODUCTS - 2.7%
Agricultural Products - 1.5%
Archer Daniels Midland Co.	97,800	2,800,014
Bunge Ltd.	51,239	5,068,562
		7,868,576
Packaged Foods & Meats - 1.2%
Marine Harvest ASA (a)	642,000	454,836
Nestle SA:
(Reg.)	104,101	4,567,041
sponsored ADR	28,750	1,259,250
		6,281,127
TOTAL FOOD PRODUCTS		14,149,703
HEALTH CARE EQUIPMENT & SUPPLIES - 24.8%
Health Care Equipment - 20.7%
Abaxis, Inc. (a)	1,700	33,813
American Medical Systems Holdings, Inc. (a)(d)	162,094	2,669,688
ArthroCare Corp. (a)	9,940	210,132
Baxter International, Inc.	297,630	20,420,394
Beckman Coulter, Inc.	10,600	766,804
Boston Scientific Corp. (a)	774,600	9,209,994
C.R. Bard, Inc.	52,576	4,881,156
China Medical Technologies, Inc. sponsored ADR (d)	13,600	651,712
Covidien Ltd.	460,974	22,698,360
Electro-Optical Sciences, Inc. (a)	178,991	1,084,685
Electro-Optical Sciences, Inc.:
warrants 11/2/11 (a)(f)	60,018	171,008
warrants 8/2/12 (a)(f)	16,500	47,699
Gen-Probe, Inc. (a)	35,800	1,908,856
Golden Meditech Co. Ltd.	4,928,000	1,579,163
Hill-Rom Holdings, Inc.	18,200	511,238
I-Flow Corp. (a)	42,707	443,299
IDEXX Laboratories, Inc. (a)	21,900	1,171,650
Integra LifeSciences Holdings Corp. (a)	60,155	2,746,677
Kinetic Concepts, Inc. (a)	56,600	1,978,170
Masimo Corp.	21,300	804,501
Medtronic, Inc.	237,398	12,541,736
Mentor Corp.	11,000	272,910
Meridian Bioscience, Inc.	17,300	449,973
Mindray Medical International Ltd. sponsored ADR	43,700	1,745,815
Mingyuan Medicare Development Co. Ltd.	3,890,000	513,574
Natus Medical, Inc. (a)	839	19,473
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Equipment - continued
Quidel Corp. (a)	19,900	$ 403,174
Smith & Nephew PLC	38,500	411,134
Smith & Nephew PLC sponsored ADR	4,100	219,965
St. Jude Medical, Inc. (a)	122,300	5,696,734
Stryker Corp.	140,300	9,005,857
Syneron Medical Ltd. (a)	191,199	2,684,434
ThermoGenesis Corp. (a)	123,934	182,183
		108,135,961
Health Care Supplies - 4.1%
Alcon, Inc.	26,333	4,540,599
Cremer SA	30,800	271,452
Haemonetics Corp. (a)	5,400	313,524
Immucor, Inc. (a)	21,440	645,987
InfuSystems Holdings, Inc. (a)	453,700	1,224,990
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	83,700	16,740
Inverness Medical Innovations, Inc. (a)(d)	382,244	12,885,445
RTI Biologics, Inc. (a)	68,800	570,352
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	656,000	884,578
		21,353,667
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		129,489,628
HEALTH CARE PROVIDERS & SERVICES - 14.7%
Health Care Distributors & Services - 2.8%
Celesio AG	900	29,380
McKesson Corp.	182,500	10,218,175
Profarma Distribuidora de Produtos Farmaceuticos SA	449,800	4,308,979
		14,556,534
Health Care Facilities - 1.1%
Brookdale Senior Living, Inc.	8,500	129,710
Community Health Systems, Inc. (a)	21,300	702,474
Emeritus Corp. (a)	68,389	1,152,355
Health Management Associates, Inc. Class A (a)	283,798	1,745,358
Sun Healthcare Group, Inc. (a)	31,393	448,606
Universal Health Services, Inc. Class B	26,900	1,630,678
		5,809,181
Health Care Services - 4.9%
Apria Healthcare Group, Inc. (a)	238,528	4,582,123
athenahealth, Inc.	500	15,100
CardioNet, Inc.	6,000	165,360
Diagnosticos da America SA	69,900	1,665,136
Emergency Medical Services Corp. Class A (a)	100	2,702
Express Scripts, Inc. (a)	119,280	8,414,011
Genoptix, Inc.	17,900	521,785
Health Grades, Inc. (a)	356,798	1,148,890

	Shares	Value
Medco Health Solutions, Inc. (a)	109,000	$ 5,404,220
NightHawk Radiology Holdings, Inc. (a)	398,881	3,330,656
Rural/Metro Corp. (a)	13,331	24,529
Virtual Radiologic Corp.	24,100	223,166
		25,497,678
Managed Health Care - 5.9%
Coventry Health Care, Inc. (a)	30,000	1,061,100
Health Net, Inc. (a)	9,600	268,416
Humana, Inc. (a)	95,926	4,212,111
Medial Saude SA	72,100	815,027
UnitedHealth Group, Inc.	453,309	12,728,917
Universal American Financial Corp. (a)	318,494	3,341,002
WellPoint, Inc. (a)	156,100	8,187,445
		30,614,018
TOTAL HEALTH CARE PROVIDERS & SERVICES		76,477,411
HEALTH CARE TECHNOLOGY - 0.9%
Health Care Technology - 0.9%
Eclipsys Corp. (a)	99,727	2,198,980
HLTH Corp. (a)	177,100	1,937,474
Phase Forward, Inc. (a)	15,500	285,200
		4,421,654
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
WebMD Health Corp. Class A (a)(d)	24,789	599,894
LIFE SCIENCES TOOLS & SERVICES - 12.1%
Life Sciences Tools & Services - 12.1%
AMAG Pharmaceuticals, Inc. (a)(d)	16,810	689,210
Applied Biosystems, Inc.	26,174	966,606
Bio-Rad Laboratories, Inc. Class A (a)	6,243	556,251
Bruker BioSciences Corp. (a)	207,329	2,865,287
Charles River Laboratories International, Inc. (a)	36,700	2,439,082
Covance, Inc. (a)	18,676	1,714,457
Dishman Pharmaceuticals and Chemicals Ltd.	143,211	993,765
Exelixis, Inc. (a)	75,713	529,991
Harvard Bioscience, Inc. (a)	40,833	203,348
Illumina, Inc. (a)	43,772	4,081,301
Invitrogen Corp. (a)	31,178	1,382,744
Lonza Group AG	68,047	9,864,472
PAREXEL International Corp. (a)	54,800	1,601,804
PerkinElmer, Inc.	76,278	2,219,690
Pharmaceutical Product Development, Inc.	55,600	2,120,584
QIAGEN NV (a)	184,200	3,461,118
Techne Corp. (a)	14,535	1,155,823
Thermo Fisher Scientific, Inc. (a)	398,016	24,087,928
Varian, Inc. (a)	26,374	1,302,876
Common Stocks - continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - CONTINUED
Life Sciences Tools & Services - continued
Waters Corp. (a)	7,794	$ 529,524
Wuxi Pharmatech Cayman, Inc. sponsored ADR (d)	25,143	455,591
		63,221,452
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Pall Corp.	56,000	2,263,520
PERSONAL PRODUCTS - 0.1%
Personal Products - 0.1%
Nutraceutical International Corp. (a)	17,300	211,233
PHARMACEUTICALS - 20.8%
Pharmaceuticals - 20.8%
Abbott Laboratories	493,000	27,775,620
Alembic Ltd.	17,828	19,304
Allergan, Inc. (d)	171,218	8,891,351
Bristol-Myers Squibb Co.	471,517	9,958,439
China Shineway Pharmaceutical Group Ltd.	1,132,000	825,610
Eczacibasi ILAC Sanayi TAS	82,000	287,979
Elan Corp. PLC sponsored ADR (a)	21,100	423,055
Eurand NV (a)	4,300	79,077
Merck & Co., Inc.	42,990	1,414,371
Nexmed, Inc. (a)	401,447	537,939
Pfizer, Inc.	657,119	12,268,412
Piramal Healthcare Ltd.	70,067	529,088
Shire PLC sponsored ADR	83,300	4,193,322
Simcere Pharmaceutical Group sponsored ADR (a)	26,750	321,000
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	276,500	12,398,260
Wyeth	686,142	27,802,475
XenoPort, Inc. (a)	17,300	792,686
		108,517,988
TOTAL COMMON STOCKS (Cost $483,953,890)		513,435,922
Nonconvertible Bonds - 0.2%
Principal Amount
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
DASA Finance Corp. 8.75% 5/29/18 (e) (Cost $1,296,874)	$ 1,280,000	1,280,000
Money Market Funds - 5.4%
	Shares	Value
Fidelity Cash Central Fund, 2.35% (b)	2,952,758	$ 2,952,758
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	25,101,949	25,101,949
TOTAL MONEY MARKET FUNDS (Cost $28,054,707)		28,054,707
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $513,305,471)		542,770,629
NET OTHER ASSETS - (4.0)%		(21,098,448)
NET ASSETS - 100%		$ 521,672,181
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,280,000 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $218,707 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 6
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 17
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 393,429
Fidelity Securities Lending Cash Central Fund	236,988
Total	$ 630,417
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.7%
Bermuda	5.5%
Switzerland	4.3%
Israel	2.9%
Brazil	1.3%
Cayman Islands	1.0%
Others (individually less than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $24,922,816) - See accompanying schedule: Unaffiliated issuers (cost $485,250,764)	$ 514,715,922
Fidelity Central Funds (cost $28,054,707)	28,054,707
Total Investments (cost $513,305,471)		$ 542,770,629
Foreign currency held at value (cost $421,672)		422,906
Receivable for investments sold		19,495,476
Receivable for fund shares sold		348,253
Dividends receivable		396,206
Interest receivable		18,978
Distributions receivable from Fidelity Central Funds		29,240
Prepaid expenses		777
Other receivables		48,965
Total assets		563,531,430

Liabilities
Payable for investments purchased	$ 15,102,325
Payable for fund shares redeemed	986,815
Accrued management fee	239,776
Distribution fees payable	219,909
Other affiliated payables	149,189
Other payables and accrued expenses	59,286
Collateral on securities loaned, at value	25,101,949
Total liabilities		41,859,249

Net Assets		$ 521,672,181
Net Assets consist of:
Paid in capital		$ 482,602,604
Accumulated net investment loss		(71)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,605,646
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,464,002
Net Assets		$ 521,672,181

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($220,888,450 ÷ 11,199,333 shares)	$ 19.72

Maximum offering price per share (100/94.25 of $19.72)	$ 20.92
Class T: Net Asset Value and redemption price per share ($143,236,790 ÷ 7,438,226 shares)	$ 19.26

Maximum offering price per share (100/96.50 of $19.26)	$ 19.96
Class B: Net Asset Value and offering price per share ($55,589,075 ÷ 3,042,652 shares)A	$ 18.27

Class C: Net Asset Value and offering price per share ($83,132,688 ÷ 4,561,169 shares)A	$ 18.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,825,178 ÷ 923,392 shares)	$ 20.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Health Care

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 5,768,227
Interest		56,936
Income from Fidelity Central Funds		630,417
Total income		6,455,580

Expenses
Management fee	$ 3,392,498
Transfer agent fees	1,829,148
Distribution fees	3,260,952
Accounting and security lending fees	230,706
Custodian fees and expenses	101,998
Independent trustees' compensation	2,611
Registration fees	61,300
Audit	64,928
Legal	3,781
Interest	960
Miscellaneous	114,017
Total expenses before reductions	9,062,899
Expense reductions	(51,414)	9,011,485
Net investment income (loss)		(2,555,905)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,586,271
Foreign currency transactions	(27,526)
Total net realized gain (loss)		27,558,745
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,025)	(58,671,328)
Assets and liabilities in foreign currencies	747
Total change in net unrealized appreciation (depreciation)		(58,670,581)
Net gain (loss)		(31,111,836)
Net increase (decrease) in net assets resulting from operations		$ (33,667,741)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,555,905)	$ (3,461,354)
Net realized gain (loss)	27,558,745	78,309,606
Change in net unrealized appreciation (depreciation)	(58,670,581)	(16,377,138)
Net increase (decrease) in net assets resulting from operations	(33,667,741)	58,471,114
Distributions to shareholders from net realized gain	(58,232,148)	(83,314,166)
Share transactions - net increase (decrease)	(48,796,453)	(46,973,972)
Redemption fees	7,557	16,966
Total increase (decrease) in net assets	(140,688,785)	(71,800,058)

Net Assets
Beginning of period	662,360,966	734,161,024
End of period (including accumulated net investment loss of $71 and accumulated net investment loss of $199, respectively)	$ 521,672,181	$ 662,360,966

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.90	$ 23.77	$ 22.94	$ 18.91	$ 18.29
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	(.09)	(.05)	(.05)
Net realized and unrealized gain (loss)	(1.08)	1.91	.96	4.08	.67
Total from investment operations	(1.11)	1.88	.87	4.03	.62
Distributions from net realized gain	(2.07)	(2.75)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.72	$ 22.90	$ 23.77	$ 22.94	$ 18.91
Total Return A, B	(5.64)%	8.54%	3.79%	21.31%	3.39%
Ratios to Average Net Assets D, F
Expenses before reductions	1.20%	1.22%	1.25%	1.28%	1.32%
Expenses net of fee waivers, if any	1.20%	1.22%	1.25%	1.28%	1.32%
Expenses net of all reductions	1.19%	1.21%	1.21%	1.26%	1.29%
Net investment income (loss)	(.13)%	(.14)%	(.38)%	(.22)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,888	$ 234,656	$ 199,221	$ 139,158	$ 104,258
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 22.39	$ 23.26	$ 22.50	$ 18.60	$ 18.03
Income from Investment Operations
Net investment income (loss) C	(.08)	(.09)	(.15)	(.09)	(.09)
Net realized and unrealized gain (loss)	(1.06)	1.87	.95	3.99	.66
Total from investment operations	(1.14)	1.78	.80	3.90	.57
Distributions from net realized gain	(1.99)	(2.65)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.26	$ 22.39	$ 23.26	$ 22.50	$ 18.60
Total Return A, B	(5.86)%	8.25%	3.55%	20.97%	3.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.48%	1.50%	1.53%	1.56%
Expenses net of fee waivers, if any	1.46%	1.48%	1.50%	1.53%	1.56%
Expenses net of all reductions	1.45%	1.47%	1.47%	1.51%	1.53%
Net investment income (loss)	(.40)%	(.40)%	(.63)%	(.47)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,237	$ 186,628	$ 218,280	$ 243,353	$ 243,176
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 22.17	$ 21.55	$ 17.91	$ 17.45
Income from Investment Operations
Net investment income (loss) C	(.18)	(.20)	(.25)	(.19)	(.18)
Net realized and unrealized gain (loss)	(.99)	1.79	.91	3.83	.64
Total from investment operations	(1.17)	1.59	.66	3.64	.46
Distributions from net realized gain	(1.85)	(2.47)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.27	$ 21.29	$ 22.17	$ 21.55	$ 17.91
Total Return A, B	(6.30)%	7.66%	3.06%	20.32%	2.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.99%	2.01%	2.04%	2.06%
Expenses net of fee waivers, if any	1.95%	1.99%	2.01%	2.04%	2.06%
Expenses net of all reductions	1.94%	1.98%	1.98%	2.01%	2.03%
Net investment income (loss)	(.89)%	(.91)%	(1.14)%	(.98)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,589	$ 113,384	$ 180,364	$ 266,319	$ 285,299
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 22.24	$ 21.61	$ 17.94	$ 17.47
Income from Investment Operations
Net investment income (loss) C	(.17)	(.19)	(.24)	(.17)	(.17)
Net realized and unrealized gain (loss)	(1.00)	1.79	.91	3.84	.64
Total from investment operations	(1.17)	1.60	.67	3.67	.47
Distributions from net realized gain	(1.89)	(2.55)	(.04)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.23	$ 21.29	$ 22.24	$ 21.61	$ 17.94
Total Return A, B	(6.31)%	7.75%	3.10%	20.46%	2.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.94%	1.94%	1.97%	2.00%
Expenses net of fee waivers, if any	1.94%	1.94%	1.94%	1.97%	2.00%
Expenses net of all reductions	1.94%	1.93%	1.91%	1.94%	1.97%
Net investment income (loss)	(.88)%	(.86)%	(1.07)%	(.91)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,133	$ 105,519	$ 115,644	$ 131,277	$ 130,184
Portfolio turnover rate E	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.62	$ 24.43	$ 23.48	$ 19.28	$ 18.58
Income from Investment Operations
Net investment income (loss) B	.03	.05	- F	.04	.03
Net realized and unrealized gain (loss)	(1.12)	1.96	.99	4.16	.67
Total from investment operations	(1.09)	2.01	.99	4.20	.70
Distributions from net realized gain	(2.14)	(2.82)	(.04)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 20.39	$ 23.62	$ 24.43	$ 23.48	$ 19.28
Total Return A	(5.36)%	8.90%	4.21%	21.78%	3.77%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.88%	.86%	.88%	.91%
Expenses net of fee waivers, if any	.93%	.88%	.86%	.88%	.91%
Expenses net of all reductions	.92%	.87%	.83%	.85%	.88%
Net investment income (loss)	.14%	.19%	.01%	.18%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,825	$ 22,174	$ 20,652	$ 19,698	$ 20,358
Portfolio turnover rate D	134%	141%	99%	71%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 59,028,671
Unrealized depreciation	(31,657,654)
Net unrealized appreciation (depreciation)	27,371,017
Undistributed long-term capital gain	9,933,027

Cost for federal income tax purposes	$ 515,399,612

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 10,044,071	$ 9,215,258
Long-term Capital Gains	48,188,077	74,098,908
Total	$ 58,232,148	$ 83,314,166

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Health Care

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $799,559,103 and $911,701,404, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 586,589	$ 21,847
Class T	.25%	.25%	852,634	7,286
Class B	.75%	.25%	847,984	636,459
Class C	.75%	.25%	973,745	50,133
			$ 3,260,952	$ 715,725

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36,015
Class T	20,463
Class B*	115,416
Class C*	5,494
$ 177,388

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 704,151.30
Class T	526,894.31
Class B	254,540.30
Class C	282,679.29
Institutional Class	60,884.28
	$ 1,829,148

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,242 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,555,000	5.27%	$ 960

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,493 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $236,988.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,610 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,633.

Health Care

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12,095
Class C	528
Institutional Class	548
$ 13,171

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $196,360, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net realized gain
Class A	$ 21,294,782	$ 23,887,113
Class T	16,323,384	24,697,844
Class B	9,098,884	18,914,669
Class C	9,241,641	13,345,526
Institutional Class	2,273,457	2,469,014
Total	$ 58,232,148	$ 83,314,166

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,081,992	3,628,491	$ 65,718,810	$ 84,047,399
Reinvestment of distributions	845,716	919,326	18,561,495	20,489,356
Shares redeemed	(2,977,484)	(2,679,409)	(63,109,379)	(62,216,884)
Net increase (decrease)	950,224	1,868,408	$ 21,170,926	$ 42,319,871
Class T
Shares sold	746,344	811,354	$ 15,578,653	$ 18,411,031
Reinvestment of distributions	718,829	1,065,004	15,418,473	23,268,418
Shares redeemed	(2,364,110)	(2,924,887)	(48,580,585)	(66,315,193)
Net increase (decrease)	(898,937)	(1,048,529)	$ (17,583,459)	$ (24,635,744)

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class B
Shares sold	261,619	416,759	$ 5,241,565	$ 8,968,832
Reinvestment of distributions	400,851	800,087	8,175,269	16,715,113
Shares redeemed	(2,945,003)	(4,028,295)	(58,341,596)	(87,078,801)
Net increase (decrease)	(2,282,533)	(2,811,449)	$ (44,924,762)	$ (61,394,856)
Class C
Shares sold	383,741	498,290	$ 7,630,409	$ 10,716,280
Reinvestment of distributions	358,758	508,339	7,307,934	10,614,471
Shares redeemed	(1,138,609)	(1,249,593)	(22,157,508)	(26,990,765)
Net increase (decrease)	(396,110)	(242,964)	$ (7,219,165)	$ (5,660,014)
Institutional Class
Shares sold	423,102	415,448	$ 9,559,061	$ 10,086,881
Reinvestment of distributions	64,316	77,688	1,455,613	1,779,821
Shares redeemed	(503,017)	(399,590)	(11,254,667)	(9,469,931)
Net increase (decrease)	(15,599)	93,546	$ (239,993)	$ 2,396,771

Health Care

Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-4.40%	15.98%	9.55%

A Prior to October 1, 2006, Advisor Industrials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Industrials Fund

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial Average SM and the Standard & Poor's 500 SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -4.71%, -4.96%, -5.46% and -5.44%, respectively (excluding sales charges), topping the S&P 500 and the -9.98% return of the MSCI® US Investable Market Industrials Index. Versus the MSCI index, heavily underweighting industrial conglomerates was helpful, especially General Electric (GE), the fund's top contributor and the largest index component. GE missed its first-quarter earnings estimates and scaled back guidance for the balance of 2008, sending its stock price sharply lower. Stock selection also added value in the aerospace and defense group and the heavy electrical equipment segment. A combination of good stock picking and industry overweightings further helped in the industrial machinery and trucking groups. Other individual contributors included Denmark-based Vestas Wind Systems - an out-of-benchmark holding - railroad Norfolk Southern, industrial pump and valve maker Flowserve, and The Brink's Company, a provider of armored car and residential security services. Underweighting aerospace holding Boeing - which I sold off completely during the period - helped as well. Conversely, an underweighting in the strong-performing railroad group hurt, as Burlington Northern Santa Fe and CSX - neither of which we held at period end - were the fund's largest detractors. My stock picking in automobile manufacturers and in the diversified metals and mining segment also held back performance. Specialty vehicle maker Oshkosh performed poorly, as did airline US Airways Group and Titanium Metals, an out-of-index position that was hampered by the delayed production of a key customer. All of the detractors I mentioned were sold by the end of the period.

During the year, the fund's Institutional Class shares returned -4.40%, topping the S&P 500 and the -9.98% return of the MSCI® US Investable Market Industrials Index. Versus the MSCI index, heavily underweighting industrial conglomerates was helpful, especially General Electric (GE), the fund's top contributor and the largest index component. GE missed its first-quarter earnings estimates and scaled back guidance for the balance of 2008, sending its stock price sharply lower. Stock selection also added value in the aerospace and defense group and the heavy electrical equipment segment. A combination of good stock picking and industry overweightings further helped in the industrial machinery and trucking groups. Other individual contributors included Denmark-based Vestas Wind Systems - an out-of-benchmark holding - railroad Norfolk Southern, industrial pump and valve maker Flowserve, and The Brink's Company, a provider of armored car and residential security services. Underweighting aerospace holding Boeing - which I sold off completely during the period - helped as well. Conversely, an underweighting in the strong-performing railroad group hurt, as Burlington Northern Santa Fe and CSX - neither of which we held at period end - were the fund's largest detractors. My stock picking in automobile manufacturers and in the diversified metals and mining segment also held back performance. Specialty vehicle maker Oshkosh performed poorly, as did airline US Airways Group and Titanium Metals, an out-of-index position that was hampered by the delayed production of a key customer. All the detractors I mentioned were sold off by the end of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials

Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 991.00	$ 5.79
HypotheticalA	$ 1,000.00	$ 1,019.05	$ 5.87
Class T
Actual	$ 1,000.00	$ 989.50	$ 7.02
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.12
Class B
Actual	$ 1,000.00	$ 987.10	$ 9.63
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 9.77
Class C
Actual	$ 1,000.00	$ 987.20	$ 9.49
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.62
Institutional Class
Actual	$ 1,000.00	$ 992.60	$ 4.36
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.42%
Class B	1.95%
Class C	1.92%
Institutional Class	.88%

Annual Report

Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.6	9.1
United Technologies Corp.	5.2	5.8
Honeywell International, Inc.	4.6	5.0
United Parcel Service, Inc. Class B	4.2	0.0
Lockheed Martin Corp.	3.7	3.7
Union Pacific Corp.	3.7	1.1
Norfolk Southern Corp.	3.7	1.0
Cummins, Inc.	3.5	1.5
Caterpillar, Inc.	3.4	0.0
Danaher Corp.	3.3	2.8
	40.9
Top Industries (% of fund's net assets)
As of July 31, 2008
Machinery	23.2%
Aerospace & Defense	16.4%
Electrical Equipment	11.7%
Industrial Conglomerates	10.7%
Road & Rail	10.0%
All Others*	28.0%

As of January 31, 2008
Machinery	20.7%
Aerospace & Defense	19.6%
Industrial Conglomerates	13.3%
Commercial Services & Supplies	11.3%
Electrical Equipment	9.2%
All Others*	25.9%

* Includes short-term investments and net other assets.

Annual Report

Advisor Industrials Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
AEROSPACE & DEFENSE - 16.4%
Aerospace & Defense - 16.4%
Honeywell International, Inc.	361,600	$ 18,383,744
Lockheed Martin Corp.	144,600	15,086,118
Precision Castparts Corp.	7,600	710,068
Raytheon Co.	192,900	10,981,797
United Technologies Corp.	329,300	21,068,614
		66,230,341
AIR FREIGHT & LOGISTICS - 6.6%
Air Freight & Logistics - 6.6%
C.H. Robinson Worldwide, Inc.	45,700	2,202,740
FedEx Corp. (d)	67,000	5,282,280
Hub Group, Inc. Class A (a)	45,200	1,756,472
United Parcel Service, Inc. Class B (d)	270,400	17,056,832
UTI Worldwide, Inc.	30,100	547,519
		26,845,843
AUTO COMPONENTS - 3.1%
Auto Parts & Equipment - 3.1%
Johnson Controls, Inc.	333,100	10,046,296
WABCO Holdings, Inc.	56,500	2,551,540
		12,597,836
BUILDING PRODUCTS - 2.1%
Building Products - 2.1%
Masco Corp.	337,700	5,568,673
Owens Corning (a)	105,000	2,731,050
		8,299,723
CHEMICALS - 2.6%
Fertilizers & Agricultural Chemicals - 0.6%
CF Industries Holdings, Inc.	15,000	2,451,900
Specialty Chemicals - 2.0%
Albemarle Corp.	92,900	3,616,597
Nalco Holding Co.	84,500	1,985,750
W.R. Grace & Co. (a)	92,900	2,394,033
		7,996,380
TOTAL CHEMICALS		10,448,280
COMMERCIAL SERVICES & SUPPLIES - 6.6%
Diversified Commercial & Professional Services - 2.9%
Corrections Corp. of America (a)	97,000	2,718,910
Equifax, Inc.	88,700	3,112,483
The Brink's Co.	85,210	5,876,082
		11,707,475
Environmental & Facility Services - 3.2%
Allied Waste Industries, Inc. (a)	556,000	6,727,600
Fuel Tech, Inc. (a)(d)	105,879	1,961,938
Republic Services, Inc.	139,500	4,533,750
		13,223,288

	Shares	Value
Office Services & Supplies - 0.5%
Avery Dennison Corp.	44,700	$ 1,967,247
TOTAL COMMERCIAL SERVICES & SUPPLIES		26,898,010
CONSTRUCTION & ENGINEERING - 1.1%
Construction & Engineering - 1.1%
Shaw Group, Inc. (a)	79,450	4,592,210
ELECTRICAL EQUIPMENT - 11.7%
Electrical Components & Equipment - 8.0%
AMETEK, Inc.	114,900	5,499,114
Cooper Industries Ltd. Class A	139,000	5,861,630
Emerson Electric Co.	140,300	6,832,610
First Solar, Inc. (a)(d)	17,900	5,103,469
Nexans SA	16,100	1,911,003
Roper Industries, Inc.	38,100	2,330,958
Saft Groupe SA	45,000	1,770,981
Sunpower Corp. Class A (a)(d)	39,700	3,127,169
		32,436,934
Heavy Electrical Equipment - 3.7%
Alstom SA	36,100	4,040,822
China High Speed Transmission Equipment Group Co. Ltd.	1,189,000	2,255,589
Suzlon Energy Ltd.	528,338	2,774,541
Vestas Wind Systems AS (a)	44,100	5,751,383
		14,822,335
TOTAL ELECTRICAL EQUIPMENT		47,259,269
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Electronic Equipment & Instruments - 1.4%
Itron, Inc. (a)	59,200	5,465,936
INDUSTRIAL CONGLOMERATES - 10.7%
Industrial Conglomerates - 10.7%
General Electric Co.	805,700	22,793,254
Siemens AG sponsored ADR	89,935	10,916,310
Tyco International Ltd.	219,625	9,786,490
		43,496,054
MACHINERY - 23.2%
Construction & Farm Machinery & Heavy Trucks - 8.8%
Caterpillar, Inc. (d)	199,500	13,869,240
Cummins, Inc.	212,632	14,106,007
Deere & Co.	78,000	5,472,480
Navistar International Corp. (a)	39,700	2,223,200
		35,670,927
Industrial Machinery - 14.4%
Colfax Corp.	112,881	3,080,522
Danaher Corp.	165,800	13,205,970
Eaton Corp.	65,400	4,646,016
Flowserve Corp.	25,900	3,453,506
Illinois Tool Works, Inc.	104,200	4,881,770
Ingersoll-Rand Co. Ltd. Class A	129,600	4,665,600
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Invensys PLC (a)	314,600	$ 1,751,938
ITT Corp.	58,500	3,917,160
Pall Corp.	82,000	3,314,440
SPX Corp.	26,600	3,372,348
Sulzer AG (Reg.)	53,418	6,404,514
The Weir Group PLC	121,900	2,145,198
Timken Co.	15,300	505,206
Valmont Industries, Inc.	28,600	3,057,626
		58,401,814
TOTAL MACHINERY		94,072,741
MARINE - 0.3%
Marine - 0.3%
Safe Bulkers, Inc.	57,000	1,080,150
METALS & MINING - 0.4%
Gold - 0.4%
Agnico-Eagle Mines Ltd.	30,200	1,654,754
OIL, GAS & CONSUMABLE FUELS - 0.5%
Coal & Consumable Fuels - 0.5%
Peabody Energy Corp.	30,200	2,043,030
ROAD & RAIL - 10.0%
Railroads - 7.4%
Norfolk Southern Corp.	205,710	14,794,663
Union Pacific Corp.	182,600	15,053,544
		29,848,207
Trucking - 2.6%
Con-way, Inc.	93,800	4,742,528
Landstar System, Inc.	49,026	2,479,735
Old Dominion Freight Lines, Inc. (a)	60,736	2,229,011
YRC Worldwide, Inc. (a)	77,100	1,302,990
		10,754,264
TOTAL ROAD & RAIL		40,602,471

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.6%
Trading Companies & Distributors - 0.6%
Rush Enterprises, Inc. Class A (a)	222,406	$ 2,510,964
TOTAL COMMON STOCKS (Cost $382,454,438)		394,097,612
Nonconvertible Bonds - 0.0%
Principal Amount
AIRLINES - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $77,750)	$ 2,690,000	33,625
Money Market Funds - 10.9%
	Shares
Fidelity Cash Central Fund, 2.35% (b)	12,519,669	12,519,669
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	31,641,100	31,641,100
TOTAL MONEY MARKET FUNDS (Cost $44,160,769)		44,160,769
TOTAL INVESTMENT PORTFOLIO - 108.2% (Cost $426,692,957)		438,292,006
NET OTHER ASSETS - (8.2)%		(33,034,299)
NET ASSETS - 100%		$ 405,257,707
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 268,682
Fidelity Securities Lending Cash Central Fund	336,021
Total	$ 604,703
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.5%
Bermuda	4.9%
Germany	2.7%
France	1.9%
Switzerland	1.6%
Denmark	1.4%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $4,342,576 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Industrials

Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $30,348,959) - See accompanying schedule: Unaffiliated issuers (cost $382,532,188)	$ 394,131,237
Fidelity Central Funds (cost $44,160,769)	44,160,769
Total Investments (cost $426,692,957)		$ 438,292,006
Receivable for investments sold		4,900,748
Receivable for fund shares sold		821,262
Dividends receivable		405,931
Distributions receivable from Fidelity Central Funds		67,890
Prepaid expenses		450
Other receivables		6,433
Total assets		444,494,720

Liabilities
Payable for investments purchased	$ 6,628,246
Payable for fund shares redeemed	484,527
Accrued management fee	182,939
Distribution fees payable	152,469
Other affiliated payables	105,143
Other payables and accrued expenses	42,589
Collateral on securities loaned, at value	31,641,100
Total liabilities		39,237,013

Net Assets		$ 405,257,707
Net Assets consist of:
Paid in capital		$ 397,364,093
Undistributed net investment income		809,200
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,513,832)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,598,246
Net Assets		$ 405,257,707

Statement of Assets and Liabilities - continued

July 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($188,858,529 ÷ 8,596,015 shares)	$ 21.97

Maximum offering price per share (100/94.25 of $21.97)	$ 23.31
Class T: Net Asset Value and redemption price per share ($85,025,192 ÷ 3,923,193 shares)	$ 21.67

Maximum offering price per share (100/96.50 of $21.67)	$ 22.46
Class B: Net Asset Value and offering price per share ($39,989,391 ÷ 1,927,977 shares)A	$ 20.74

Class C: Net Asset Value and offering price per share ($57,742,210 ÷ 2,776,992 shares)A	$ 20.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($33,642,385 ÷ 1,481,000 shares)	$ 22.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Industrials

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 5,671,028
Interest		1,372
Income from Fidelity Central Funds (including $336,021 from security lending)		604,703
Total income		6,277,103

Expenses
Management fee	$ 2,155,526
Transfer agent fees	1,036,611
Distribution fees	1,865,868
Accounting and security lending fees	154,618
Custodian fees and expenses	25,367
Independent trustees' compensation	1,605
Registration fees	67,586
Audit	52,544
Legal	1,437
Miscellaneous	47,623
Total expenses before reductions	5,408,785
Expense reductions	(12,218)	5,396,567
Net investment income (loss)		880,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,578)	5,758,939
Foreign currency transactions	(24,751)
Total net realized gain (loss)		5,734,188
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $60)	(28,846,541)
Assets and liabilities in foreign currencies	(803)
Total change in net unrealized appreciation (depreciation)		(28,847,344)
Net gain (loss)		(23,113,156)
Net increase (decrease) in net assets resulting from operations		$ (22,232,620)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 880,536	$ 348,138
Net realized gain (loss)	5,734,188	35,388,071
Change in net unrealized appreciation (depreciation)	(28,847,344)	31,233,909
Net increase (decrease) in net assets resulting from operations	(22,232,620)	66,970,118
Distributions to shareholders from net investment income	-	(473,352)
Distributions to shareholders from net realized gain	(36,229,373)	(21,383,547)
Total distributions	(36,229,373)	(21,856,899)
Share transactions - net increase (decrease)	109,034,065	61,861,883
Redemption fees	14,921	14,915
Total increase (decrease) in net assets	50,586,993	106,990,017

Net Assets
Beginning of period	354,670,714	247,680,697
End of period (including undistributed net investment income of $809,200 and distributions in excess of net investment income of $6, respectively)	$ 405,257,707	$ 354,670,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.49	$ 22.16	$ 21.53	$ 18.10	$ 14.15
Income from Investment Operations
Net investment income (loss) C	.11	.09	.08	.02	(.02)
Net realized and unrealized gain (loss)	(1.17)	5.11	1.63	4.35	3.96
Total from investment operations	(1.06)	5.20	1.71	4.37	3.94
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	(2.46)	(1.81)	(1.08)	(.94)	-
Total distributions	(2.46)	(1.87)	(1.08)	(.94)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 21.97	$ 25.49	$ 22.16	$ 21.53	$ 18.10
Total Return A,B	(4.71)%	25.13%	8.40%	25.04%	27.92%
Ratios to Average Net Assets D,F
Expenses before reductions	1.17%	1.21%	1.26%	1.34%	1.65%
Expenses net of fee waivers, if any	1.17%	1.21%	1.26%	1.34%	1.50%
Expenses net of all reductions	1.16%	1.21%	1.24%	1.29%	1.47%
Net investment income (loss)	.46%	.38%	.34%	.09%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 188,859	$ 157,451	$ 99,255	$ 40,264	$ 12,612
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.17	$ 21.86	$ 21.27	$ 17.90	$ 14.02
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	(.03)	(.06)
Net realized and unrealized gain (loss)	(1.15)	5.05	1.61	4.31	3.93
Total from investment operations	(1.10)	5.08	1.63	4.28	3.87
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	(2.40)	(1.74)	(1.04)	(.91)	-
Total distributions	(2.40)	(1.77)	(1.04)	(.91)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 21.67	$ 25.17	$ 21.86	$ 21.27	$ 17.90
Total Return A,B	(4.96)%	24.82%	8.13%	24.78%	27.67%
Ratios to Average Net Assets D,F
Expenses before reductions	1.41%	1.46%	1.49%	1.57%	1.90%
Expenses net of fee waivers, if any	1.41%	1.46%	1.49%	1.57%	1.75%
Expenses net of all reductions	1.41%	1.46%	1.47%	1.52%	1.72%
Net investment income (loss)	.21%	.13%	.11%	(.14)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,025	$ 75,530	$ 55,936	$ 40,126	$ 13,089
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 24.19	$ 21.02	$ 20.55	$ 17.27	$ 13.61
Income from Investment Operations
Net investment income (loss) C	(.07)	(.09)	(.09)	(.13)	(.14)
Net realized and unrealized gain (loss)	(1.10)	4.87	1.55	4.17	3.79
Total from investment operations	(1.17)	4.78	1.46	4.04	3.65
Distributions from net realized gain	(2.28)	(1.61)	(.99)	(.76)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.74	$ 24.19	$ 21.02	$ 20.55	$ 17.27
Total Return A.B	(5.46)%	24.18%	7.54%	24.12%	26.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	2.00%	2.04%	2.11%	2.37%
Expenses net of fee waivers, if any	1.95%	2.00%	2.04%	2.11%	2.25%
Expenses net of all reductions	1.95%	2.00%	2.02%	2.07%	2.22%
Net investment income (loss)	(.33)%	(.41)%	(.44)%	(.68)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,989	$ 44,330	$ 37,082	$ 32,242	$ 14,722
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 24.26	$ 21.16	$ 20.68	$ 17.36	$ 13.67
Income from Investment Operations
Net investment income (loss) C	(.06)	(.08)	(.08)	(.12)	(.14)
Net realized and unrealized gain (loss)	(1.11)	4.88	1.56	4.19	3.82
Total from investment operations	(1.17)	4.80	1.48	4.07	3.68
Distributions from net realized gain	(2.30)	(1.70)	(1.00)	(.75)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.79	$ 24.26	$ 21.16	$ 20.68	$ 17.36
Total Return A,B	(5.44)%	24.25%	7.59%	24.16%	26.99%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.94%	1.99%	2.07%	2.28%
Expenses net of fee waivers, if any	1.91%	1.94%	1.99%	2.07%	2.25%
Expenses net of all reductions	1.90%	1.94%	1.97%	2.02%	2.22%
Net investment income (loss)	(.28)%	(.35)%	(.38)%	(.64)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,742	$ 57,862	$ 42,363	$ 20,595	$ 9,507
Portfolio turnover rate E	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 26.26	$ 22.77	$ 22.06	$ 18.48	$ 14.41
Income from Investment Operations
Net investment income (loss) B	.18	.16	.16	.07	.02
Net realized and unrealized gain (loss)	(1.19)	5.27	1.66	4.46	4.04
Total from investment operations	(1.01)	5.43	1.82	4.53	4.06
Distributions from net investment income	-	(.13)	-	-	-
Distributions from net realized gain	(2.53)	(1.81)	(1.11)	(.95)	-
Total distributions	(2.53)	(1.94)	(1.11)	(.95)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 22.72	$ 26.26	$ 22.77	$ 22.06	$ 18.48
Total Return A	(4.40)%	25.53%	8.73%	25.41%	28.24%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.92%	.91%	1.06%	1.38%
Expenses net of fee waivers, if any	.88%	.92%	.91%	1.06%	1.25%
Expenses net of all reductions	.87%	.91%	.89%	1.01%	1.22%
Net investment income (loss)	.75%	.67%	.69%	.37%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,642	$ 19,498	$ 13,043	$ 4,379	$ 1,490
Portfolio turnover rate D	91%	130%	94%	116%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,085,541
Unrealized depreciation	(27,082,435)
Net unrealized appreciation (depreciation)	11,003,106
Undistributed ordinary income	751,469

Cost for federal income tax purposes	$ 427,288,900

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 17,058,178	$ 8,244,210
Long-term Capital Gains	19,171,195	13,612,689
Total	$ 36,229,373	$ 21,856,899

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Industrials

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $415,453,956 and $348,043,940, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 444,027	$ 35,508
Class T	.25%	.25%	394,896	1,104
Class B	.75%	.25%	431,080	323,649
Class C	.75%	.25%	595,865	146,780
			$ 1,865,868	$ 507,041

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 195,375
Class T	19,761
Class B*	74,045
Class C*	13,882
$ 303,063

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 476,837.27
Class T	209,485.27
Class B	131,131.30
Class C	155,130.26
Institutional Class	64,028.23
	$ 1,036,611

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,221 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $874 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,391 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,197. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 630

Industrials

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $9,115 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ -	$ 317,175
Class T	-	81,458
Institutional Class	-	74,719
Total	$ -	$ 473,352
From net realized gain
Class A	$ 16,681,692	$ 9,177,798
Class T	7,329,611	4,598,164
Class B	4,260,086	2,897,402
Class C	5,759,702	3,663,404
Institutional Class	2,198,282	1,046,779
Total	$ 36,229,373	$ 21,383,547

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	3,949,728	3,210,590	$ 92,641,467	$ 74,239,252
Reinvestment of distributions	645,516	397,118	15,365,861	8,609,345
Shares redeemed	(2,176,163)	(1,910,674)	(50,202,759)	(44,327,457)
Net increase (decrease)	2,419,081	1,697,034	$ 57,804,569	$ 38,521,140
Class T
Shares sold	1,380,018	851,649	$ 31,838,651	$ 19,483,528
Reinvestment of distributions	292,360	204,709	6,876,188	4,388,662
Shares redeemed	(750,047)	(614,792)	(16,849,781)	(14,036,675)
Net increase (decrease)	922,331	441,566	$ 21,865,058	$ 9,835,515
Class B
Shares sold	453,829	490,419	$ 10,091,104	$ 10,776,085
Reinvestment of distributions	159,890	118,628	3,612,025	2,452,560
Shares redeemed	(518,209)	(540,505)	(11,329,079)	(11,926,256)
Net increase (decrease)	95,510	68,542	$ 2,374,050	$ 1,302,389
Class C
Shares sold	947,863	809,623	$ 21,153,831	$ 17,844,285
Reinvestment of distributions	198,290	135,846	4,489,229	2,814,613
Shares redeemed	(754,472)	(562,223)	(16,433,752)	(12,468,615)
Net increase (decrease)	391,681	383,246	$ 9,209,308	$ 8,190,283
Institutional Class
Shares sold	1,095,024	466,987	$ 26,168,229	$ 11,092,441
Reinvestment of distributions	66,827	33,033	1,640,412	737,185
Shares redeemed	(423,274)	(330,519)	(10,027,561)	(7,817,070)
Net increase (decrease)	738,577	169,501	$ 17,781,080	$ 4,012,556

Industrials

Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-16.84%	5.52%	2.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Technology

Advisor Technology Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

During the year, the fund's Class A, Class T, Class B and Class C shares returned -17.08%, -17.27%, -17.70% and -17.67%, respectively (excluding sales charges), trailing both the S&P 500 and the -8.34% return of the MSCI® US Investable Market Information Technology Index. Versus the MSCI index, my stock picking hurt in semiconductors, communications equipment and home entertainment software, although in the latter case the damage was largely offset by overweighting that strong-performing group. Overweighting communications equipment and underweighting the computer hardware and systems software segments hurt as well. Not having a stake in strong-performing major index component IBM was counterproductive. Also holding back performance was Sandvine, which makes Internet traffic-monitoring equipment; NAND flash memory supplier SanDisk; and chip maker Marvell Technology Group, which I sold. Sandvine was an out-of-index holding. Additionally, ill-timed trading in personal computer and consumer electronics maker Apple, the fund's largest holding at period end, detracted modestly. Overall, though, my picks in consumer electronics and in education services benefited the fund, as did a small cash position and the impact of currency fluctuations on our foreign holdings. Canada-based Research In Motion boosted performance amid healthy sales of its BlackBerry "smartphone." Other contributors were Tele Atlas, a Dutch provider of digital map data, which I sold, and Taiwanese contract electronics manufacturer HTC Corp. All of these contributors were out-of-index positions.

During the year, the fund's Institutional Class shares returned -16.84%, trailing both the S&P 500 and the -8.34% return of the MSCI® US Investable Market Information Technology Index. Versus the MSCI index, my stock picking hurt in semiconductors, communications equipment and home entertainment software, although in the latter case the damage was largely offset by overweighting that strong-performing group. Overweighting communications equipment and underweighting the computer hardware and systems software segments hurt as well. Not having a stake in strong-performing major index component IBM was counterproductive. Also holding back performance was Sandvine, which makes Internet traffic-monitoring equipment; NAND flash memory supplier SanDisk; and chip maker Marvell Technology Group, which I sold. Sandvine was an out-of-index holding. Additionally, ill-timed trading in personal computer and consumer electronics maker Apple, the fund's largest holding at period end, detracted modestly. Overall, though, my picks in consumer electronics and in education services benefited the fund, as did a small cash position and the impact of currency fluctuations on our foreign holdings. Canada-based Research In Motion boosted performance amid healthy sales of its BlackBerry "smartphone." Other contributors were Tele Atlas, a Dutch provider of digital map data, which I sold, and Taiwanese contract electronics manufacturer HTC Corp. All of these contributors were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 981.60	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,018.75	$ 6.17
Class T
Actual	$ 1,000.00	$ 980.50	$ 7.29
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 978.20	$ 9.79
HypotheticalA	$ 1,000.00	$ 1,014.97	$ 9.97
Class C
Actual	$ 1,000.00	$ 978.30	$ 9.74
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Institutional Class
Actual	$ 1,000.00	$ 983.30	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,019.99	$ 4.92

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.48%
Class B	1.99%
Class C	1.98%
Institutional Class	.98%

Technology

Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.2	3.0
Research In Motion Ltd.	6.0	2.0
Nintendo Co. Ltd.	5.3	7.5
QUALCOMM, Inc.	5.0	1.0
Cisco Systems, Inc.	4.3	10.7
Applied Materials, Inc.	2.7	1.8
Cypress Semiconductor Corp.	2.2	1.9
Visa, Inc.	2.1	0.0
Oracle Corp.	2.0	1.0
Mindray Medical International Ltd. sponsored ADR	2.0	2.3
	42.8
Top Industries (% of fund's net assets)
As of July 31, 2008
Communications Equipment	23.6%
Semiconductors & Semiconductor Equipment	18.4%
Computers & Peripherals	16.9%
Software	15.7%
Health Care Equipment & Supplies	4.1%
All Others*	21.3%

As of January 31, 2008
Communications Equipment	30.0%
Semiconductors & Semiconductor Equipment	22.0%
Software	19.4%
Computers & Peripherals	8.6%
Internet Software & Services	6.6%
All Others*	13.4%

* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Commercial Printing - 0.3%
Nissha Printing Co. Ltd.	29,300	$ 1,474,641
Diversified Commercial & Professional Services - 1.3%
China Security & Surveillance Technology, Inc. (a)(d)	550,634	7,763,939
TOTAL COMMERCIAL SERVICES & SUPPLIES		9,238,580
COMMUNICATIONS EQUIPMENT - 23.4%
Communications Equipment - 23.4%
ADC Telecommunications, Inc. (a)	610,700	5,777,222
ADVA AG Optical Networking (a)(d)	442,449	1,114,751
Aruba Networks, Inc. (a)(d)	9,800	57,134
AudioCodes Ltd. (a)	396,250	1,739,538
Balda AG (a)(d)	111,500	287,355
Cisco Systems, Inc. (a)	1,134,031	24,937,342
Cogo Group, Inc. (a)(d)	318,475	1,471,355
CommScope, Inc. (a)	173,200	7,722,988
Comverse Technology, Inc. (a)	179,500	2,688,910
Delta Networks, Inc.	1,875,000	528,738
F5 Networks, Inc. (a)	123,600	3,602,940
Infinera Corp. (d)	116,200	1,308,412
Mogem Co. Ltd. (a)	309,043	780,549
OZ Optics Ltd. unit (e)	68,000	821,100
Powerwave Technologies, Inc. (a)(d)	1,060,700	4,348,870
QUALCOMM, Inc.	530,600	29,363,404
Research In Motion Ltd. (a)	286,610	35,201,441
Riverbed Technology, Inc. (a)(d)	36,100	572,907
Sandvine Corp. (a)	1,587,300	1,472,809
Sandvine Corp. (U.K.) (a)	1,078,100	956,320
Sonus Networks, Inc. (a)	481,360	1,747,337
Starent Networks Corp. (a)	738,212	9,670,577
		136,171,999
COMPUTERS & PERIPHERALS - 16.9%
Computer Hardware - 14.0%
3PAR, Inc.	5,900	48,203
Apple, Inc. (a)	412,055	65,496,139
Hewlett-Packard Co.	35,900	1,608,320
HTC Corp.	665,180	10,439,139
Palm, Inc. (d)	171,400	1,127,812
Stratasys, Inc. (a)(d)	175,290	2,725,760
		81,445,373
Computer Storage & Peripherals - 2.9%
Chicony Electronics Co. Ltd.	189,390	339,038
Netezza Corp.	159,300	2,070,900
SanDisk Corp. (a)(d)	474,648	6,692,537
Synaptics, Inc. (a)(d)	156,000	7,522,320
		16,624,795
TOTAL COMPUTERS & PERIPHERALS		98,070,168

	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 1.2%
Education Services - 1.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	100,500	$ 7,035,000
ELECTRIC UTILITIES - 0.4%
Electric Utilities - 0.4%
Enernoc, Inc. (a)(d)	132,867	2,144,473
ELECTRICAL EQUIPMENT - 3.9%
Electrical Components & Equipment - 3.7%
Canadian Solar, Inc. (a)(d)	46,900	1,349,313
Energy Conversion Devices, Inc. (a)	28,800	2,013,984
First Solar, Inc. (a)(d)	20,714	5,905,769
JA Solar Holdings Co. Ltd. ADR (a)(d)	226,900	3,442,073
Neo-Neon Holdings Ltd.	4,976,000	2,168,581
Q-Cells AG (a)	15,800	1,530,735
Renewable Energy Corp. AS (a)	63,200	1,830,244
SolarWorld AG	33,000	1,538,098
Sunpower Corp. Class A (a)	18,800	1,480,876
		21,259,673
Heavy Electrical Equipment - 0.2%
China High Speed Transmission Equipment Group Co. Ltd.	769,000	1,458,829
TOTAL ELECTRICAL EQUIPMENT		22,718,502
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Electronic Equipment & Instruments - 1.2%
Chroma ATE, Inc.	1,191,316	2,102,856
Comverge, Inc. (a)(d)	108,100	1,178,290
Coretronic Corp.	265,000	278,624
Cyntec Co. Ltd.	517,226	687,565
ENE Technology, Inc.	66,000	137,101
Everlight Electronics Co. Ltd.	937,376	2,480,812
		6,865,248
Electronic Manufacturing Services - 0.9%
Ju Teng International Holdings Ltd. (a)	1,328,000	663,864
Trimble Navigation Ltd. (a)	141,700	4,704,440
		5,368,304
Technology Distributors - 0.7%
Arrow Electronics, Inc. (a)	49,800	1,604,556
Avnet, Inc. (a)	88,200	2,404,332
		4,008,888
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		16,242,440
ENERGY EQUIPMENT & SERVICES - 0.1%
Oil & Gas Equipment & Services - 0.1%
IHS, Inc. Class A (a)	10,300	640,969
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
Health Care Equipment - 3.9%
China Medical Technologies, Inc. sponsored ADR	36,900	$ 1,768,248
Conceptus, Inc. (a)	79,500	1,357,065
Golden Meditech Co. Ltd.	6,548,000	2,098,288
I-Flow Corp. (a)	107,110	1,111,802
Mindray Medical International Ltd. sponsored ADR (d)	292,900	11,701,355
Mingyuan Medicare Development Co. Ltd. (d)	33,580,000	4,433,373
		22,470,131
Health Care Supplies - 0.2%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	962,000	1,297,201
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		23,767,332
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
athenahealth, Inc.	600	18,120
HOTELS, RESTAURANTS & LEISURE - 1.1%
Hotels, Resorts & Cruise Lines - 1.1%
Ctrip.com International Ltd. sponsored ADR (d)	139,400	6,285,546
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
TomTom Group BV (a)	100	2,254
INTERNET SOFTWARE & SERVICES - 3.0%
Internet Software & Services - 3.0%
DealerTrack Holdings, Inc. (a)	12,300	191,634
Equinix, Inc. (a)	43,500	3,539,160
Google, Inc. Class A (sub. vtg.) (a)	12,250	5,803,438
Omniture, Inc. (a)(d)	139,708	2,423,934
Tencent Holdings Ltd.	637,200	5,680,535
		17,638,701
IT SERVICES - 3.3%
Data Processing & Outsourced Services - 2.9%
CyberSource Corp. (a)	78,100	1,386,275
ExlService Holdings, Inc. (a)	99,700	1,500,485
Visa, Inc.	163,900	11,974,534
WNS Holdings Ltd. ADR (a)	114,500	1,946,500
		16,807,794
IT Consulting & Other Services - 0.4%
China Information Security Technology, Inc. (a)(d)	66,500	338,485
Yucheng Technologies Ltd. (a)	141,100	1,828,656
		2,167,141
TOTAL IT SERVICES		18,974,935

	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
QIAGEN NV (a)	32,100	$ 603,159
MACHINERY - 0.6%
Industrial Machinery - 0.6%
China Fire & Security Group, Inc. (a)(d)	177,700	1,775,223
Hi-P International Ltd.	2,622,000	1,121,742
Shin Zu Shing Co. Ltd.	148,424	682,563
		3,579,528
MEDIA - 0.5%
Advertising - 0.5%
VisionChina Media, Inc. ADR (d)	105,600	2,644,224
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Timminco Ltd. (a)	70,500	1,666,357
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 17.7%
Semiconductor Equipment - 9.7%
Advanced Energy Industries, Inc. (a)	88,700	1,225,834
Aixtron AG	106,700	964,100
Applied Materials, Inc.	919,500	15,925,740
ASML Holding NV (NY Shares)	190,600	4,343,774
Cymer, Inc. (a)	89,400	2,368,206
Eagle Test Systems, Inc. (a)	200,804	2,489,970
FormFactor, Inc. (a)	139,300	2,423,820
Global Unichip Corp.	298,675	2,069,966
Lam Research Corp. (a)	342,700	11,271,403
LTX Corp. (a)	400,965	874,104
MEMSIC, Inc.	152,000	463,600
Tessera Technologies, Inc. (a)	150,300	2,618,226
Varian Semiconductor Equipment Associates, Inc. (a)	320,400	9,362,088
		56,400,831
Semiconductors - 8.0%
Advanced Micro Devices, Inc. (a)(d)	224,936	946,981
Advanced Semiconductor Engineering, Inc. sponsored ADR	338,800	1,487,332
Applied Micro Circuits Corp. (a)	36,050	279,748
Atheros Communications, Inc. (a)	222,400	6,894,400
AuthenTec, Inc. (a)	154,900	1,183,436
Bright Led Electronics Corp.	183,600	248,932
Broadcom Corp. Class A (a)	120,622	2,929,908
Cavium Networks, Inc. (a)(d)	449,231	7,210,158
CSR PLC (a)	282,700	1,603,715
Cypress Semiconductor Corp. (a)(d)	464,300	12,652,175
Elan Microelectronics Corp.	195,000	239,958
Formosa Epitaxy, Inc.	590,000	494,696
Infineon Technologies AG sponsored ADR (a)	412,100	3,098,992
Intersil Corp. Class A	2,800	67,564
MediaTek, Inc.	32,320	335,160
Mindspeed Technologies, Inc. (a)	215,163	811,165
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
MoSys, Inc. (a)	32,100	$ 127,758
NVIDIA Corp. (a)	186,800	2,136,992
PLX Technology, Inc. (a)	45,400	249,700
PMC-Sierra, Inc. (a)	8,865	64,183
Seoul Semiconductor Co. Ltd.	26,639	327,089
Spansion, Inc. Class A (a)	212,000	485,480
Taiwan Semiconductor Manufacturing Co. Ltd.	4,471	8,077
Zoran Corp. (a)	360,300	2,979,681
		46,863,280
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		103,264,111
SOFTWARE - 15.7%
Application Software - 6.9%
Adobe Systems, Inc. (a)	42,700	1,765,645
Autonomy Corp. PLC (a)	160,100	3,373,179
Callidus Software, Inc. (a)	107,291	514,997
Citrix Systems, Inc. (a)	43,500	1,158,840
Concur Technologies, Inc. (a)	109,600	4,517,712
Global Digital Creations Holdings Ltd. (a)	7,908,000	354,773
Kingdee International Software Group Co. Ltd.	4,106,000	936,818
Longtop Financial Technologies Ltd. ADR	143,900	2,427,593
Nuance Communications, Inc. (a)	162,600	2,523,552
Salesforce.com, Inc. (a)	122,400	7,807,896
Smith Micro Software, Inc. (a)(d)	485,900	3,498,480
SuccessFactors, Inc.	147,400	1,552,122
Synchronoss Technologies, Inc. (a)(d)	255,967	2,999,933
Taleo Corp. Class A (a)	229,688	4,304,353
Ulticom, Inc. (a)	359,426	2,515,982
		40,251,875
Home Entertainment Software - 5.3%
Nintendo Co. Ltd.	66,500	30,723,001
Systems Software - 3.5%
BMC Software, Inc. (a)	39,200	1,289,288
CA, Inc.	123,600	2,949,096
Insyde Software Corp.	539,000	1,934,324
McAfee, Inc. (a)	70,600	2,312,150
Microsoft Corp.	11,500	295,780
Oracle Corp. (a)	552,400	11,893,172
		20,673,810
TOTAL SOFTWARE		91,648,686

	Shares	Value
SPECIALTY RETAIL - 1.2%
Computer & Electronics Retail - 1.2%
The Game Group PLC	1,425,700	$ 7,215,212
TOTAL COMMON STOCKS (Cost $674,720,907)		569,570,296
Convertible Bonds - 0.9%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 1,270,000	987,435
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Semiconductors - 0.7%
Advanced Micro Devices, Inc. 5.75% 8/15/12	6,960,000	4,350,000
TOTAL CONVERTIBLE BONDS (Cost $6,482,764)		5,337,435
Money Market Funds - 8.9%
	Shares
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c) (Cost $51,558,323)	51,558,323	51,558,323
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $732,761,994)		626,466,054
NET OTHER ASSETS - (7.7)%		(44,526,814)
NET ASSETS - 100%		$ 581,939,240
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $821,100 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 182,803
Fidelity Securities Lending Cash Central Fund	785,470
Total	$ 968,273
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	67.4%
Canada	7.1%
Cayman Islands	7.1%
Japan	5.6%
Taiwan	4.2%
United Kingdom	2.4%
Germany	1.6%
China	1.2%
Others (individually less than 1%)	3.4%
100.0%
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $1,389,526,620 of which $889,719,837 and $499,806,783 will expire on July 31, 2010 and 2011, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $44,009,554 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $50,060,381) - See accompanying schedule: Unaffiliated issuers (cost $681,203,671)	$ 574,907,731
Fidelity Central Funds (cost $51,558,323)	51,558,323
Total Investments (cost $732,761,994)		$ 626,466,054
Cash		424
Foreign currency held at value (cost $914,730)		914,729
Receivable for investments sold		33,831,993
Receivable for fund shares sold		396,062
Dividends receivable		739,356
Interest receivable		184,210
Distributions receivable from Fidelity Central Funds		115,659
Prepaid expenses		982
Other receivables		35,799
Total assets		662,685,268

Liabilities
Payable for investments purchased	$ 18,770,434
Payable for fund shares redeemed	3,264,496
Accrued management fee	275,881
Distribution fees payable	227,279
Notes payable	6,396,000
Other affiliated payables	185,250
Other payables and accrued expenses	68,365
Collateral on securities loaned, at value	51,558,323
Total liabilities		80,746,028

Net Assets		$ 581,939,240
Net Assets consist of:
Paid in capital		$ 2,123,374,926
Undistributed net investment income		77,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,435,202,468)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(106,310,980)
Net Assets		$ 581,939,240

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($275,117,344 ÷ 16,141,388 shares)	$ 17.04

Maximum offering price per share (100/94.25 of $17.04)	$ 18.08
Class T: Net Asset Value and redemption price per share ($173,917,330 ÷ 10,463,472 shares)	$ 16.62

Maximum offering price per share (100/96.50 of $16.62)	$ 17.22
Class B: Net Asset Value and offering price per share ($47,293,576 ÷ 3,008,351 shares)A	$ 15.72

Class C: Net Asset Value and offering price per share ($63,590,308 ÷ 4,027,442 shares)A	$ 15.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,020,682 ÷ 1,245,540 shares)	$ 17.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Technology

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 3,845,038
Interest		220,047
Income from Fidelity Central Funds (including $785,470 from security lending)		968,273
Total income		5,033,358

Expenses
Management fee	$ 3,979,597
Transfer agent fees	2,175,438
Distribution fees	3,462,924
Accounting and security lending fees	260,403
Custodian fees and expenses	136,812
Independent trustees' compensation	3,055
Registration fees	58,785
Audit	57,486
Legal	5,755
Interest	13,867
Miscellaneous	178,318
Total expenses before reductions	10,332,440
Expense reductions	(121,142)	10,211,298
Net investment income (loss)		(5,177,940)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,139,416)
Foreign currency transactions	(134,394)
Total net realized gain (loss)		(11,273,810)
Change in net unrealized appreciation (depreciation) on: Investment securities	(114,724,105)
Assets and liabilities in foreign currencies	(16,571)
Total change in net unrealized appreciation (depreciation)		(114,740,676)
Net gain (loss)		(126,014,486)
Net increase (decrease) in net assets resulting from operations		$ (131,192,426)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,177,940)	$ (9,596,456)
Net realized gain (loss)	(11,273,810)	101,139,166
Change in net unrealized appreciation (depreciation)	(114,740,676)	120,841,656
Net increase (decrease) in net assets resulting from operations	(131,192,426)	212,384,366
Share transactions - net increase (decrease)	(67,084,453)	(169,547,974)
Redemption fees	32,772	20,415
Total increase (decrease) in net assets	(198,244,107)	42,856,807

Net Assets
Beginning of period	780,183,347	737,326,540
End of period (including undistributed net investment income of $77,762 and accumulated net investment loss of $288, respectively)	$ 581,939,240	$ 780,183,347

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.55	$ 15.59	$ 16.16	$ 13.98	$ 13.36
Income from Investment Operations
Net investment income (loss) C	(.10)	(.17)	(.15)	.02 F	(.17)
Net realized and unrealized gain (loss)	(3.41)	5.13	(.42)	2.24	.79
Total from investment operations	(3.51)	4.96	(.57)	2.26	.62
Distributions from net investment income	-	-	-	(.08)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 17.04	$ 20.55	$ 15.59	$ 16.16	$ 13.98
Total Return A,B	(17.08)%	31.82%	(3.53)%	16.20%	4.64%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.25%	1.30%	1.37%	1.44%
Expenses net of fee waivers, if any	1.21%	1.25%	1.30%	1.37%	1.44%
Expenses net of all reductions	1.19%	1.24%	1.20%	1.26%	1.35%
Net investment income (loss)	(.49)%	(.91)%	(.88)%	.12% F	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,117	$ 309,105	$ 189,054	$ 144,970	$ 123,389
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.09	$ 15.28	$ 15.88	$ 13.76	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.14)	(.21)	(.19)	(.02) F	(.19)
Net realized and unrealized gain (loss)	(3.33)	5.02	(.41)	2.21	.78
Total from investment operations	(3.47)	4.81	(.60)	2.19	.59
Distributions from net investment income	-	-	-	(.07)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 16.62	$ 20.09	$ 15.28	$ 15.88	$ 13.76
Total Return A,B	(17.27)%	31.48%	(3.78)%	15.94%	4.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.46%	1.51%	1.55%	1.60%	1.62%
Expenses net of fee waivers, if any	1.46%	1.51%	1.55%	1.60%	1.62%
Expenses net of all reductions	1.45%	1.49%	1.44%	1.48%	1.53%
Net investment income (loss)	(.74)%	(1.16)%	(1.13)%	(.11)% F	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 173,917	$ 260,339	$ 260,966	$ 315,930	$ 363,399
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.10	$ 14.59	$ 15.24	$ 13.25	$ 12.76
Income from Investment Operations
Net investment income (loss) C	(.23)	(.28)	(.27)	(.09) F	(.27)
Net realized and unrealized gain (loss)	(3.15)	4.79	(.38)	2.12	.76
Total from investment operations	(3.38)	4.51	(.65)	2.03	.49
Distributions from net investment income	-	-	-	(.04)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.72	$ 19.10	$ 14.59	$ 15.24	$ 13.25
Total Return A,B	(17.70)%	30.91%	(4.27)%	15.33%	3.84%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	2.01%	2.05%	2.13%	2.21%
Expenses net of fee waivers, if any	1.96%	2.01%	2.05%	2.13%	2.21%
Expenses net of all reductions	1.94%	2.00%	1.94%	2.02%	2.12%
Net investment income (loss)	(1.24)%	(1.67)%	(1.63)%	(.65)% F	(1.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,294	$ 102,655	$ 192,790	$ 309,020	$ 355,927
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 14.66	$ 15.31	$ 13.31	$ 12.80
Income from Investment Operations
Net investment income (loss) C	(.23)	(.29)	(.27)	(.08) F	(.26)
Net realized and unrealized gain (loss)	(3.16)	4.81	(.38)	2.12	.77
Total from investment operations	(3.39)	4.52	(.65)	2.04	.51
Distributions from net investment income	-	-	-	(.04)	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.79	$ 19.18	$ 14.66	$ 15.31	$ 13.31
Total Return A,B	(17.67)%	30.83%	(4.25)%	15.34%	3.98%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	2.01%	2.05%	2.10%	2.13%
Expenses net of fee waivers, if any	1.96%	2.01%	2.05%	2.10%	2.13%
Expenses net of all reductions	1.94%	1.99%	1.94%	1.99%	2.04%
Net investment income (loss)	(1.24)%	(1.66)%	(1.63)%	(.61)% F	(1.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,590	$ 86,974	$ 82,835	$ 108,287	$ 125,926
Portfolio turnover rate E	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 21.26	$ 16.07	$ 16.60	$ 14.32	$ 13.61
Income from Investment Operations
Net investment income (loss) B	(.04)	(.11)	(.09)	.09 E	(.09)
Net realized and unrealized gain (loss)	(3.54)	5.30	(.44)	2.30	.80
Total from investment operations	(3.58)	5.19	(.53)	2.39	.71
Distributions from net investment income	-	-	-	(.11)	-
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 17.68	$ 21.26	$ 16.07	$ 16.60	$ 14.32
Total Return A	(16.84)%	32.30%	(3.19)%	16.73%	5.22%
Ratios to Average Net Assets C,F
Expenses before reductions	.94%	.93%	.90%	.92%	.93%
Expenses net of fee waivers, if any	.94%	.93%	.90%	.92%	.93%
Expenses net of all reductions	.92%	.92%	.80%	.81%	.84%
Net investment income (loss)	(.22)%	(.59)%	(.49)%	.57% E	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,021	$ 21,111	$ 11,681	$ 11,640	$ 10,984
Portfolio turnover rate D	214%	208%	258%	180%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,458,788
Unrealized depreciation	(135,343,128)
Net unrealized appreciation (depreciation)	(107,884,340)
Capital loss carryforward	(1,389,526,620)

Cost for federal income tax purposes	$ 734,350,394

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the

Technology

4. Operating Policies - continued

Repurchase Agreements - continued

repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,533,223,630 and $1,609,484,477, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 762,718	$ 27,500
Class T	.25%	.25%	1,155,470	5,646
Class B	.75%	.25%	755,830	567,417
Class C	.75%	.25%	788,906	49,851
			$ 3,462,924	$ 650,414

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55,710
Class T	23,517
Class B*	100,370
Class C*	6,485
$ 186,082

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 928,140.30
Class T	709,949.31
Class B	228,893.30
Class C	239,572.30
Institutional Class	68,884.29
	$ 2,175,438

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $35,532 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,579,750	3.29%	$ 13,867

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,715 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $110,238 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Technology

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 7,835
Class B	258
Class C	1,784
Institutional Class	1,027
$ 10,904

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $258,686, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	5,381,278	7,888,385	$ 105,720,351	$ 145,922,304
Shares redeemed	(4,279,571)	(4,978,587)	(82,236,119)	(92,460,573)
Net increase (decrease)	1,101,707	2,909,798	$ 23,484,232	$ 53,461,731
Class T
Shares sold	2,146,310	1,926,573	$ 41,674,472	$ 34,966,338
Shares redeemed	(4,638,425)	(6,053,307)	(86,554,961)	(109,073,221)
Net increase (decrease)	(2,492,115)	(4,126,734)	$ (44,880,489)	$ (74,106,883)
Class B
Shares sold	406,127	357,014	$ 7,558,898	$ 6,182,320
Shares redeemed	(2,773,060)	(8,194,716)	(50,298,253)	(140,978,328)
Net increase (decrease)	(2,366,933)	(7,837,702)	$ (42,739,355)	$ (134,796,008)
Class C
Shares sold	550,177	490,290	$ 10,400,107	$ 8,483,174
Shares redeemed	(1,056,703)	(1,608,094)	(18,857,821)	(27,833,773)
Net increase (decrease)	(506,526)	(1,117,804)	$ (8,457,714)	$ (19,350,599)
Institutional Class
Shares sold	628,983	640,632	$ 12,989,931	$ 12,507,491
Shares redeemed	(376,415)	(374,535)	(7,481,058)	(7,263,706)
Net increase (decrease)	252,568	266,097	$ 5,508,873	$ 5,243,785

Annual Report

Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-0.49%	16.39%	5.53%

A Prior to October 1, 2006, Advisor Utilities operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Utilities

Advisor Utilities Fund

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%

For the 12 months ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned -0.82%, -1.11%, -1.59% and -1.58%, respectively (excluding sales charges), underperforming the 2.47% return of the MSCI® US Investable Market Utilities Index but outperforming the S&P 500. Less-than-favorable stock selection and an underweighting in the gas utilities area hurt, as did an overweighting in independent power/energy traders and unsuccessful security selection among electric utilities. On the other hand, an out-of-benchmark stake in oil and gas storage/transport buoyed the fund's performance relative to the MSCI index. Detractors included gas utility Southern Union, independent power producers AES, NRG Energy and Reliant Energy, along with New Jersey-based multi-utility Public Service Enterprise Group and an underweighting in gas utility Energen. An out-of-benchmark stake in Texas-based oil and gas pipeline company Spectra Energy - no longer held - contributed, as did independent power/energy trader TXU from Texas, Sempra Energy from Southern California, and an underweighting and timely ownership of two multi-utilities, Virginia-based Dominion Resources and New Mexico-based PNM Resources, benchmark components that lagged. Some stocks mentioned here were not held at period end.

For the 12 months ending July 31, 2008, the fund's Institutional Class shares returned -0.49%, underperforming the 2.47% return of the MSCI® US Investable Market Utilities Index but outperforming the S&P 500. Less-than-favorable stock selection and an underweighting in the gas utilities area hurt, as did an overweighting in independent power/energy traders and unsuccessful security selection among electric utilities. On the other hand, an out-of-benchmark stake in oil and gas storage/transport buoyed the fund's performance relative to the MSCI index. Detractors included gas utility Southern Union, independent power producers AES, NRG Energy and Reliant Energy, along with New Jersey-based multi-utility Public Service Enterprise Group and an underweighting in gas utility Energen. An out-of-benchmark stake in Texas-based oil and gas pipeline company Spectra Energy - no longer held - contributed, as did independent power/energy trader TXU from Texas, Sempra Energy from Southern California, and an underweighting and timely ownership of two multi-utilities, Virginia-based Dominion Resources and New Mexico-based PNM Resources, benchmark components that lagged. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 950.30	$ 5.92
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.12
Class T
Actual	$ 1,000.00	$ 948.90	$ 7.17
Hypothetical A	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 946.50	$ 9.58
Hypothetical A	$ 1,000.00	$ 1,015.02	$ 9.92
Class C
Actual	$ 1,000.00	$ 946.80	$ 9.54
Hypothetical A	$ 1,000.00	$ 1,015.07	$ 9.87
Institutional Class
Actual	$ 1,000.00	$ 951.80	$ 4.51
Hypothetical A	$ 1,000.00	$ 1,020.24	$ 4.67

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.48%
Class B	1.98%
Class C	1.97%
Institutional Class	.93%

Utilities

Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
PPL Corp.	10.9	9.3
Exelon Corp.	9.5	8.8
FPL Group, Inc.	7.6	5.3
Constellation Energy Group, Inc.	6.2	6.0
Entergy Corp.	6.0	5.2
Allegheny Energy, Inc.	5.2	4.1
Sempra Energy	5.0	4.8
FirstEnergy Corp.	4.9	3.7
NRG Energy, Inc.	4.9	2.7
Edison International	4.2	4.1
	64.4
Top Industries (% of fund's net assets)
As of July 31, 2008
Electric Utilities	54.3%
Independent Power Producers & Energy Traders	18.0%
Multi-utilities	14.1%
Gas Utilities	4.0%
Electronic Equipment & Instruments	0.4%
All Others*	9.2%

As of January 31, 2008
Electric Utilities	50.4%
Multi-utilities	20.6%
Independent Power Producers & Energy Traders	15.9%
Gas Utilities	4.0%
Water Utilities	0.5%
All Others*	8.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Utilities Fund

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Other Diversifed Financial Services - 0.2%
Hicks Acquisition Co. I, Inc. unit	52,100	$ 500,160
ELECTRIC UTILITIES - 54.3%
Electric Utilities - 54.3%
Allegheny Energy, Inc.	240,500	11,640,200
American Electric Power Co., Inc.	238,300	9,412,850
Edison International	195,300	9,440,802
Entergy Corp.	126,100	13,482,612
Exelon Corp.	269,900	21,219,538
FirstEnergy Corp.	150,100	11,039,855
FPL Group, Inc.	261,700	16,887,501
Great Plains Energy, Inc.	15,322	387,034
ITC Holdings Corp.	27,900	1,454,148
PPL Corp.	517,900	24,320,583
Sierra Pacific Resources	183,000	2,075,220
		121,360,343
ELECTRICAL EQUIPMENT - 0.2%
Heavy Electrical Equipment - 0.2%
ABB Ltd. sponsored ADR	16,500	432,630
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Electronic Equipment & Instruments - 0.4%
Itron, Inc. (a)	10,300	950,999
GAS UTILITIES - 4.0%
Gas Utilities - 4.0%
Energen Corp.	28,500	1,715,700
Equitable Resources, Inc.	51,500	2,690,875
Questar Corp.	87,200	4,611,136
		9,017,711
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 18.0%
Independent Power Producers & Energy Traders - 18.0%
AES Corp. (a)(d)	274,000	4,422,360
Calpine Corp. (a)	43,200	751,680
Constellation Energy Group, Inc.	167,400	13,920,984
Dynegy, Inc. Class A (a)	264,600	1,780,758
Mirant Corp. (a)(d)	121,500	3,719,115

	Shares	Value
NRG Energy, Inc. (a)	299,000	$ 10,850,710
Reliant Energy, Inc. (a)	264,300	4,786,473
		40,232,080
MULTI-UTILITIES - 14.1%
Multi-Utilities - 14.1%
CenterPoint Energy, Inc.	190,700	3,007,339
CMS Energy Corp.	87,400	1,179,900
Integrys Energy Group, Inc.	27,200	1,388,832
PG&E Corp.	112,686	4,341,792
Public Service Enterprise Group, Inc.	207,180	8,660,124
Sempra Energy	199,000	11,175,840
TECO Energy, Inc.	87,200	1,617,560
		31,371,387
TOTAL COMMON STOCKS (Cost $202,173,358)		203,865,310
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 2.35% (b)	4,703,711	4,703,711
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	5,097,000	5,097,000
TOTAL MONEY MARKET FUNDS (Cost $9,800,711)		9,800,711
TOTAL INVESTMENT PORTFOLIO - 95.6% (Cost $211,974,069)		213,666,021
NET OTHER ASSETS - 4.4%		9,736,799
NET ASSETS - 100%		$ 223,402,820
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 644,715
Fidelity Securities Lending Cash Central Fund	43,398
Total	$ 688,113
Income Tax Information
At July 31, 2008, the fund had a capital loss carryforward of approximately $232,998,756 of which $78,586,224 and $154,412,532 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $4,833,610) - See accompanying schedule: Unaffiliated issuers (cost $202,173,358)	$ 203,865,310
Fidelity Central Funds (cost $9,800,711)	9,800,711
Total Investments (cost $211,974,069)		$ 213,666,021
Receivable for investments sold		19,628,256
Receivable for fund shares sold		132,554
Dividends receivable		7,631
Distributions receivable from Fidelity Central Funds		11,345
Prepaid expenses		304
Other receivables		304
Total assets		233,446,415

Liabilities
Payable for investments purchased	$ 4,304,233
Payable for fund shares redeemed	329,142
Accrued management fee	108,813
Distribution fees payable	97,904
Other affiliated payables	70,246
Other payables and accrued expenses	36,257
Collateral on securities loaned, at value	5,097,000
Total liabilities		10,043,595

Net Assets		$ 223,402,820
Net Assets consist of:
Paid in capital		$ 454,361,638
Undistributed net investment income		494,309
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(233,145,079)
Net unrealized appreciation (depreciation) on investments		1,691,952
Net Assets		$ 223,402,820

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($105,219,160 ÷ 5,189,541 shares)	$ 20.28

Maximum offering price per share (100/94.25 of $20.28)	$ 21.52
Class T: Net Asset Value and redemption price per share ($54,345,622 ÷ 2,682,009 shares)	$ 20.26

Maximum offering price per share (100/96.50 of $20.26)	$ 20.99
Class B: Net Asset Value and offering price per share ($20,747,369 ÷ 1,036,762 shares)A	$ 20.01

Class C: Net Asset Value and offering price per share ($37,387,082 ÷ 1,876,011 shares)A	$ 19.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,703,587 ÷ 277,995 shares)	$ 20.52

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 5,423,144
Interest		9,379
Income from Fidelity Central Funds		688,113
Total income		6,120,636

Expenses
Management fee	$ 1,474,743
Transfer agent fees	792,649
Distribution fees	1,336,434
Accounting and security lending fees	105,377
Custodian fees and expenses	9,800
Independent trustees' compensation	1,128
Registration fees	47,983
Audit	43,851
Legal	4,846
Interest	1,860
Miscellaneous	46,066
Total expenses before reductions	3,864,737
Expense reductions	(3,108)	3,861,629
Net investment income (loss)		2,259,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,067,569
Foreign currency transactions	(5,133)
Total net realized gain (loss)		15,062,436
Change in net unrealized appreciation (depreciation) on investment securities		(20,022,346)
Net gain (loss)		(4,959,910)
Net increase (decrease) in net assets resulting from operations		$ (2,700,903)

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,259,007	$ 1,715,800
Net realized gain (loss)	15,062,436	44,242,815
Change in net unrealized appreciation (depreciation)	(20,022,346)	(2,387,149)
Net increase (decrease) in net assets resulting from operations	(2,700,903)	43,571,466
Distributions to shareholders from net investment income	(2,837,541)	(1,795,359)
Share transactions - net increase (decrease)	(28,461,258)	17,609,310
Redemption fees	9,517	19,962
Total increase (decrease) in net assets	(33,990,185)	59,405,379

Net Assets
Beginning of period	257,393,005	197,987,626
End of period (including undistributed net investment income of $494,309 and undistributed net investment income of $1,153,544, respectively)	$ 223,402,820	$ 257,393,005

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.74	$ 17.20	$ 15.17	$ 12.09	$ 10.37
Income from Investment Operations
Net investment income (loss) C	.24	.21	.24	.28 F	.10
Net realized and unrealized gain (loss)	(.38)	3.56	2.06	3.01	1.72
Total from investment operations	(.14)	3.77	2.30	3.29	1.82
Distributions from net investment income	(.32)	(.23)	(.27)	(.21)	(.10)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 20.74	$ 17.20	$ 15.17	$ 12.09
Total Return A,B	(.82)%	22.14%	15.38%	27.48%	17.67%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.27%	1.34%	1.39%	1.51%
Expenses net of fee waivers, if any	1.21%	1.27%	1.34%	1.39%	1.50%
Expenses net of all reductions	1.21%	1.26%	1.32%	1.36%	1.45%
Net investment income (loss)	1.11%	1.04%	1.51%	2.03% F	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,219	$ 94,842	$ 40,599	$ 29,150	$ 21,987
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.71	$ 17.18	$ 15.10	$ 12.04	$ 10.33
Income from Investment Operations
Net investment income (loss) C	.18	.15	.19	.24 F	.07
Net realized and unrealized gain (loss)	(.39)	3.56	2.08	2.99	1.72
Total from investment operations	(.21)	3.71	2.27	3.23	1.79
Distributions from net investment income	(.24)	(.18)	(.19)	(.17)	(.08)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.26	$ 20.71	$ 17.18	$ 15.10	$ 12.04
Total Return A,B	(1.11)%	21.74%	15.20%	27.03%	17.42%
Ratios to Average Net Assets D,G
Expenses before reductions	1.47%	1.54%	1.60%	1.67%	1.79%
Expenses net of fee waivers, if any	1.47%	1.54%	1.60%	1.67%	1.75%
Expenses net of all reductions	1.47%	1.54%	1.58%	1.64%	1.70%
Net investment income (loss)	.84%	.76%	1.25%	1.76% F	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,346	$ 62,592	$ 52,128	$ 55,683	$ 53,255
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.40	$ 16.90	$ 14.83	$ 11.82	$ 10.15
Income from Investment Operations
Net investment income (loss) C	.08	.05	.12	.17 F	.01
Net realized and unrealized gain (loss)	(.39)	3.52	2.03	2.95	1.69
Total from investment operations	(.31)	3.57	2.15	3.12	1.70
Distributions from net investment income	(.08)	(.07)	(.08)	(.11)	(.03)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.01	$ 20.40	$ 16.90	$ 14.83	$ 11.82
Total Return A,B	(1.59)%	21.18%	14.57%	26.51%	16.79%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	2.04%	2.09%	2.14%	2.25%
Expenses net of fee waivers, if any	1.96%	2.04%	2.09%	2.14%	2.25%
Expenses net of all reductions	1.95%	2.03%	2.06%	2.11%	2.20%
Net investment income (loss)	.36%	.27%	.76%	1.28% F	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,747	$ 43,845	$ 65,959	$ 82,577	$ 84,742
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.38	$ 16.91	$ 14.84	$ 11.84	$ 10.16
Income from Investment Operations
Net investment income (loss) C	.08	.06	.13	.18 F	.02
Net realized and unrealized gain (loss)	(.39)	3.51	2.04	2.94	1.70
Total from investment operations	(.31)	3.57	2.17	3.12	1.72
Distributions from net investment income	(.14)	(.10)	(.10)	(.12)	(.04)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 19.93	$ 20.38	$ 16.91	$ 14.84	$ 11.84
Total Return A,B	(1.58)%	21.23%	14.72%	26.48%	16.98%
Ratios to Average Net Assets D,G
Expenses before reductions	1.95%	1.99%	2.02%	2.07%	2.17%
Expenses net of fee waivers, if any	1.95%	1.99%	2.02%	2.07%	2.17%
Expenses net of all reductions	1.95%	1.99%	2.00%	2.04%	2.12%
Net investment income (loss)	.36%	.32%	.83%	1.36% F	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,387	$ 43,292	$ 32,823	$ 34,827	$ 35,038
Portfolio turnover rate E	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 20.95	$ 17.38	$ 15.31	$ 12.20	$ 10.47
Income from Investment Operations
Net investment income (loss) B	.31	.29	.30	.33 E	.15
Net realized and unrealized gain (loss)	(.38)	3.58	2.10	3.03	1.73
Total from investment operations	(.07)	3.87	2.40	3.36	1.88
Distributions from net investment income	(.36)	(.30)	(.33)	(.25)	(.15)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 20.52	$ 20.95	$ 17.38	$ 15.31	$ 12.20
Total Return A	(.49)%	22.54%	15.95%	27.88%	18.14%
Ratios to Average Net Assets C,F
Expenses before reductions	.91%	.92%	.94%	.99%	1.09%
Expenses net of fee waivers, if any	.91%	.92%	.94%	.99%	1.09%
Expenses net of all reductions	.90%	.92%	.92%	.96%	1.04%
Net investment income (loss)	1.41%	1.39%	1.91%	2.44% E	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,704	$ 12,822	$ 6,479	$ 1,766	$ 2,254
Portfolio turnover rate D	77%	118%	64%	44%	38%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Utilities

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustee compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,668,640
Unrealized depreciation	(15,123,216)
Net unrealized appreciation (depreciation)	1,545,424
Undistributed ordinary income	494,327
Capital loss carryforward	(232,998,756)

Cost for federal income tax purposes	$ 212,120,597

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 2,837,541	$ 1,795,359

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-
government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $189,408,234 and $236,387,873, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 274,288	$ 18,467
Class T	.25%	.25%	310,876	1,678
Class B	.75%	.25%	317,442	238,665
Class C	.75%	.25%	433,828	67,743
			$ 1,336,434	$ 326,553

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,262
Class T	14,697
Class B*	46,183
Class C*	9,457
$ 133,599

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 330,203.30
Class T	195,807.31
Class B	95,545.30
Class C	126,719.29
Institutional Class	44,375.25
	$ 792,649

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Utilities

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,830 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,018,500	2.38%	$ 1,860

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $642 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $43,398.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,154 for the period In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 954

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $41,180 which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Class A	$ 1,513,480	$ 644,012
Class T	697,662	560,438
Class B	116,029	253,871
Class C	289,510	209,022
Institutional Class	220,860	128,016
Total	$ 2,837,541	$ 1,795,359

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008	2007	2008	2007
Class A
Shares sold	2,354,893	3,629,587	$ 52,162,968	$ 74,211,808
Reinvestment of distributions	60,065	31,700	1,341,196	573,106
Shares redeemed	(1,798,285)	(1,448,205)	(38,893,897)	(30,175,903)
Net increase (decrease)	616,673	2,213,082	$ 14,610,267	$ 44,609,011
Class T
Shares sold	607,632	1,035,618	$ 13,411,231	$ 20,689,420
Reinvestment of distributions	29,500	29,413	659,942	530,959
Shares redeemed	(977,155)	(1,078,012)	(21,255,306)	(22,011,808)
Net increase (decrease)	(340,023)	(12,981)	$ (7,184,133)	$ (791,429)
Class B
Shares sold	265,082	496,053	$ 5,789,226	$ 9,866,415
Reinvestment of distributions	4,528	12,604	103,786	221,292
Shares redeemed	(1,382,108)	(2,262,406)	(29,771,682)	(44,828,420)
Net increase (decrease)	(1,112,498)	(1,753,749)	$ (23,878,670)	$ (34,740,713)
Class C
Shares sold	413,208	1,008,161	$ 8,976,142	$ 20,364,886
Reinvestment of distributions	10,061	8,956	223,730	157,448
Shares redeemed	(671,632)	(834,201)	(14,302,911)	(16,902,583)
Net increase (decrease)	(248,363)	182,916	$ (5,103,039)	$ 3,619,751
Institutional Class
Shares sold	1,285,993	1,116,023	$ 28,765,131	$ 24,167,100
Reinvestment of distributions	7,559	2,016	173,189	36,805
Shares redeemed	(1,627,489)	(878,823)	(35,844,003)	(19,291,215)
Net increase (decrease)	(333,937)	239,216	$ (6,905,683)	$ 4,912,690

Utilities

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisory Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisory Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisory Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr.
Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Energy Fund
Institutional Class	9/15/08	09/12/08	-	$6.90
Fidelity Advisor Financial Services Fund
Institutional Class	9/15/08	09/12/08	$.139	$.02
Fidelity Advisor Health Care Fund
Institutional Class	9/15/08	09/12/08	-	$.37
Fidelity Advisor Industrials Fund
Institutional Class	9/15/08	09/12/08	$.074	$.02

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$1,255,636
Fidelity Advisor Consumer Discretionary Fund	$321,878
Fidelity Advisor Energy Fund	$179,399,979
Fidelity Advisor Financial Services Fund	$3,949,349
Fidelity Advisor Health Care Fund	$23,469,350
Fidelity Advisor Industrials Fund	$5,579,858

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2007	December 2007
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	12%	-
Fidelity Advisor Energy Fund
Institutional Class	81%	55%
Fidelity Advisor Financial Services Fund
Institutional Class	100%	100%
Fidelity Advisor Health Care Fund
Institutional Class	94%	45%
Fidelity Advisor Industrials Fund
Institutional Class	22%	37%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2007	December 2007
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	15%	-
Fidelity Advisor Energy Fund
Institutional Class	94%	69%
Fidelity Advisor Financial Services Fund
Institutional Class	100%	100%
Fidelity Advisor Health Care Fund
Institutional Class	96%	53%
Fidelity Advisor Industrials Fund
Institutional Class	23%	37%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,843,094,379.23	96.319
Withheld	70,445,651.74	3.681
TOTAL	1,913,540,030.97	100.000
Dennis J. Dirks
Affirmative	1,844,705,271.13	96.403
Withheld	68,834,759.84	3.597
TOTAL	1,913,540,030.97	100.000
Edward C. Johnson 3d
Affirmative	1,841,350,074.57	96.227
Withheld	72,189,956.40	3.773
TOTAL	1,913,540,030.97	100.000
Alan J. Lacy
Affirmative	1,843,985,654.20	96.365
Withheld	69,554,376.77	3.635
TOTAL	1,913,540,030.97	100.000
Ned C. Lautenbach
Affirmative	1,844,982,064.29	96.417
Withheld	68,557,966.68	3.583
TOTAL	1,913,540,030.97	100.000
Joseph Mauriello
Affirmative	1,843,252,653.53	96.327
Withheld	70,287,377.44	3.673
TOTAL	1,913,540,030.97	100.000
Cornelia M. Small
Affirmative	1,845,097,505.44	96.423
Withheld	68,442,525.53	3.577
TOTAL	1,913,540,030.97	100.000
William S. Stavropoulos
Affirmative	1,840,012,418.12	96.158
Withheld	73,527,612.85	3.842
TOTAL	1,913,540,030.97	100.000
David M. Thomas
Affirmative	1,845,597,797.69	96.449
Withheld	67,942,233.28	3.551
TOTAL	1,913,540,030.97	100.000
Michael E. Wiley
Affirmative	1,845,590,500.21	96.449
Withheld	67,949,530.76	3.551
TOTAL	1,913,540,030.97	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	1,059,631,083.78	55.375
Against	187,649,461.13	9.807
Abstain	74,155,654.32	3.875
Broker Non-Votes	592,103,831.74	30.943
TOTAL	1,913,540,030.97	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

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Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

For Advisor Technology, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Advisor Biotechnology

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Communications Equipment

The Board stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Consumer Discretionary

The Board stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

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Advisor Electronics

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Energy

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Financial Services

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Health Care

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

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Advisor Industrials

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Utilities

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

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Advisor Biotechnology

Advisor Communications Equipment

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Consumer Discretionary

Advisor Electronics

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Advisor Energy

Advisor Financial Services

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Health Care

Advisor Industrials

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Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of each of Class A and Class C of Advisor Communications Equipment ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of Class T and Institutional Class ranked above its competitive median for 2007.

The Board noted that the total expenses of each of Class A, Class B, and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2007, the total expenses of Institutional Class ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007.

The Board noted that the total expenses of each of Class A and Class C of Advisor Electronics ranked below its competitive median for 2007, the total expenses of Class B ranked equal to its competitive median for 2007, and the total expenses of Class T and Institutional Class ranked above its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Financial Services ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Health Care ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Industrials ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Technology ranked below its competitive median for 2007.

The Board noted that the total expenses of each class of Advisor Utilities ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where
Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

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The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOCI-UANNPRO-0908
1.789223.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

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Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

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Fidelity Advisor Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of Fund A
Class A (incl. 5.75% sales charge)	-11.08%	12.89%	13.53%
Class T (incl. 3.50% sales charge)	-9.17%	13.11%	13.68%
Class B (incl. contingent deferred sales charge) B	-10.76%	13.10%	13.70%
Class C (incl. contingent deferred sales charge) C	-7.23%	13.37%	13.82%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

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$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Class A on September 12, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

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Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%. Real estate investment trusts (REITs) also declined during the period, with the Dow Jones Wilshire Real Estate Securities IndexSM returning -5.54%.

For the year ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares fell 5.66%, 5.88%, 6.37% and 6.35%, respectively (excluding sales charges), slightly behind the Dow Jones Wilshire Real Estate Securities Index. The fund outperformed the broad stock market, as measured by the S&P 500, in part because REITs already saw big declines in 2007 and investors' growing economic worries have depressed the S&P 500. Versus the Dow Jones Wilshire index, the fund's biggest individual detractor during the year was General Growth Properties, which owns, develops and manages shopping malls. Hotel companies such as LaSalle Hotel Properties and out-of-index-stock Starwood Hotels & Resorts Worldwide lagged as well, hurt by worries about the slowing economy. On the positive side, Home Properties, an apartment REIT focused on the northeastern United States, benefited from increased demand for rental housing. Another plus was self-storage company Public Storage, whose shares rose along with its earnings estimates. Further contributing was Highwoods Properties, a suburban office and industrial REIT.

For the year ending July 31, 2008, the fund's Institutional Class shares fell 5.39%, modestly beating the Dow Jones Wilshire Real Estate Securities Index. The fund outperformed the broad stock market, as measured by the S&P 500, in part because REITs already saw big declines in 2007 and investors' growing economic worries have depressed the S&P 500. Versus the Dow Jones Wilshire index, the fund's biggest individual detractor during the year was General Growth Properties, which owns, develops and manages shopping malls. Hotel companies such as LaSalle Hotel Properties and out-of-index-stock Starwood Hotels & Resorts Worldwide lagged as well, hurt by worries about the slowing economy. On the positive side, Home Properties, an apartment REIT focused on the northeastern United States, benefited from increased demand for rental housing. Another plus was self-storage company Public Storage, whose shares rose along with its earnings estimates. Further contributing was Highwoods Properties, a suburban office and industrial REIT.

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The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 992.00	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.12
Class T
Actual	$ 1,000.00	$ 990.90	$ 7.33
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 988.70	$ 9.79
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Class C
Actual	$ 1,000.00	$ 988.80	$ 9.79
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Institutional Class
Actual	$ 1,000.00	$ 993.80	$ 4.66
HypotheticalA	$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.48%
Class B	1.98%
Class C	1.98%
Institutional Class	.94%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.3	8.4
ProLogis Trust	6.5	7.4
Public Storage	6.4	6.6
General Growth Properties, Inc.	4.9	5.7
Vornado Realty Trust	4.9	4.3
SL Green Realty Corp.	4.3	3.0
Highwoods Properties, Inc. (SBI)	4.3	3.6
Boston Properties, Inc.	3.4	3.9
Home Properties, Inc.	3.4	3.8
Apartment Investment & Management Co. Class A	3.1	3.4
	48.5
Top Five REIT Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	19.0	14.9
REITs - Office Buildings	18.9	17.8
REITs - Industrial Buildings	15.2	15.5
REITs - Malls	12.4	15.1
REITs - Shopping Centers	11.9	12.2
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 97.2%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	2.8%	** Foreign investments	3.5%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.0%
Health Care Facilities - 1.0%
Brookdale Senior Living, Inc.	8,200	$ 125,132
Emeritus Corp. (a)(d)	168,191	2,834,018
TOTAL HEALTH CARE FACILITIES		2,959,150
HOTELS, RESTAURANTS & LEISURE - 2.6%
Hotels, Resorts & Cruise Lines - 2.6%
Gaylord Entertainment Co. (a)(d)	113,400	3,406,536
Starwood Hotels & Resorts Worldwide, Inc.	134,100	4,598,289
TOTAL HOTELS, RESORTS & CRUISE LINES		8,004,825
HOUSEHOLD DURABLES - 0.5%
Homebuilding - 0.5%
Centex Corp.	31,100	456,548
Pulte Homes, Inc.	80,700	985,347
TOTAL HOMEBUILDING		1,441,895
REAL ESTATE INVESTMENT TRUSTS - 89.6%
REITs - Apartments - 19.0%
American Campus Communities, Inc.	251,400	7,360,992
Apartment Investment & Management Co. Class A (d)	281,761	9,627,773
AvalonBay Communities, Inc.	45,400	4,526,834
BRE Properties, Inc. (d)	100,100	4,892,888
Camden Property Trust (SBI)	105,000	5,163,900
Equity Residential (SBI)	183,300	7,913,061
Essex Property Trust, Inc.	17,600	2,135,760
Home Properties, Inc. (d)	188,100	10,349,262
Pennsylvania Real Estate Investment Trust (SBI)	166,800	3,072,456
UDR, Inc. (d)	121,100	3,092,894
TOTAL REITS - APARTMENTS		58,135,820
REITs - Factory Outlets - 0.9%
Tanger Factory Outlet Centers, Inc. (d)	74,300	2,774,362
REITs - Health Care Facilities - 6.9%
HCP, Inc. (d)	189,900	6,849,693
Healthcare Realty Trust, Inc.	279,509	8,108,556
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Health Care Facilities - continued
Medical Properties Trust, Inc. (d)	49,000	$ 543,410
Ventas, Inc.	126,300	5,665,818
TOTAL REITS - HEALTH CARE FACILITIES		21,167,477
REITs - Hotels - 2.8%
Host Hotels & Resorts, Inc. (d)	177,794	2,330,879
LaSalle Hotel Properties (SBI) (d)	269,000	6,108,990
TOTAL REITS - HOTELS		8,439,869
REITs - Industrial Buildings - 15.2%
DCT Industrial Trust, Inc.	467,849	3,962,681
Liberty Property Trust (SBI)	15,700	571,480
ProLogis Trust	406,523	19,870,844
Public Storage	238,718	19,548,617
U-Store-It Trust	229,800	2,677,170
TOTAL REITS - INDUSTRIAL BUILDINGS		46,630,792
REITs - Malls - 12.4%
General Growth Properties, Inc.	550,199	15,080,955
Simon Property Group, Inc.	240,650	22,291,409
Taubman Centers, Inc. (d)	12,100	580,800
TOTAL REITS - MALLS		37,953,164
REITs - Management/Investment - 1.6%
Digital Realty Trust, Inc. (d)	117,100	5,024,761
REITs - Office Buildings - 18.9%
Alexandria Real Estate Equities, Inc.	78,400	8,095,584
Boston Properties, Inc. (d)	108,300	10,417,377
Corporate Office Properties Trust (SBI)	200,200	7,783,776
Highwoods Properties, Inc. (SBI)	356,000	12,994,000
Kilroy Realty Corp.	107,000	4,901,670
Parkway Properties, Inc.	18,600	656,394
SL Green Realty Corp. (d)	157,000	13,084,380
TOTAL REITS - OFFICE BUILDINGS		57,933,181
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - 11.9%
Cedar Shopping Centers, Inc.	155,900	$ 1,989,284
Developers Diversified Realty Corp. (d)	280,150	8,953,594
Inland Real Estate Corp.	398,506	5,957,665
Kimco Realty Corp.	123,390	4,354,433
Vornado Realty Trust (d)	157,750	14,997,293
TOTAL REITS - SHOPPING CENTERS		36,252,269
TOTAL REAL ESTATE INVESTMENT TRUSTS		274,311,695
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.5%
Real Estate Management & Development - 3.5%
Brookfield Properties Corp.	400,700	7,565,217
CB Richard Ellis Group, Inc. Class A (a)(d)	116,200	1,632,610
Jones Lang LaSalle, Inc.	11,100	528,804
Meruelo Maddux Properties, Inc. (a)	60,900	117,537
Norwegian Property ASA (d)	230,350	939,315
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		10,783,483
TOTAL COMMON STOCKS (Cost $293,622,995)		297,501,048
Money Market Funds - 24.4%

Fidelity Cash Central Fund, 2.35% (b)	6,200,441	6,200,441
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	68,354,500	68,354,500
TOTAL MONEY MARKET FUNDS (Cost $74,554,941)		74,554,941
TOTAL INVESTMENT PORTFOLIO - 121.6% (Cost $368,177,936)		372,055,989
NET OTHER ASSETS - (21.6)%		(66,033,382)
NET ASSETS - 100%		$ 306,022,607
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 232,883
Fidelity Securities Lending Cash Central Fund	188,526
Total	$ 421,409
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $3,400,782 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $66,512,284) - See accompanying schedule: Unaffiliated issuers (cost $293,622,995)	$ 297,501,048
Fidelity Central Funds (cost $74,554,941)	74,554,941
Total Investments (cost $368,177,936)		$ 372,055,989
Foreign currency held at value (cost $26)		26
Receivable for investments sold		4,239,265
Receivable for fund shares sold		383,622
Dividends receivable		949,514
Distributions receivable from Fidelity Central Funds		31,189
Prepaid expenses		326
Other receivables		4,724
Total assets		377,664,655

Liabilities
Payable for investments purchased	$ 1,923,514
Payable for fund shares redeemed	1,002,579
Accrued management fee	140,510
Distribution fees payable	89,590
Other affiliated payables	90,307
Other payables and accrued expenses	41,048
Collateral on securities loaned, at value	68,354,500
Total liabilities		71,642,048

Net Assets		$ 306,022,607
Net Assets consist of:
Paid in capital		$ 307,719,515
Undistributed net investment income		776,465
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,351,426)
Net unrealized appreciation (depreciation) on investments		3,878,053
Net Assets		$ 306,022,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($109,441,816 ÷ 6,676,943 shares)	$ 16.39

Maximum offering price per share (100/94.25 of $16.39)	$ 17.39
Class T: Net Asset Value and redemption price per share ($81,937,948 ÷ 4,996,207 shares)	$ 16.40

Maximum offering price per share (100/96.50 of $16.40)	$ 16.99
Class B: Net Asset Value and offering price per share ($16,878,814 ÷ 1,037,782 shares)A	$ 16.26

Class C: Net Asset Value and offering price per share ($24,984,179 ÷ 1,536,493 shares)A	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($72,779,850 ÷ 4,419,804 shares)	$ 16.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 8,135,318
Interest		1,243
Income from Fidelity Central Funds		421,409
Total income		8,557,970

Expenses
Management fee	$ 1,628,756
Transfer agent fees	874,565
Distribution fees	1,177,008
Accounting and security lending fees	123,019
Custodian fees and expenses	26,940
Independent trustees' compensation	1,247
Registration fees	72,141
Audit	47,679
Legal	1,460
Miscellaneous	54,264
Total expenses before reductions	4,007,079
Expense reductions	(6,683)	4,000,396
Net investment income (loss)		4,557,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,633,803)
Foreign currency transactions	(4,915)
Total net realized gain (loss)		(4,638,718)
Change in net unrealized appreciation (depreciation) on: Investment securities	(14,457,116)
Assets and liabilities in foreign currencies	52
Total change in net unrealized appreciation (depreciation)		(14,457,064)
Net gain (loss)		(19,095,782)
Net increase (decrease) in net assets resulting from operations		$ (14,538,208)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,557,574	$ 1,890,445
Net realized gain (loss)	(4,638,718)	24,132,442
Change in net unrealized appreciation (depreciation)	(14,457,064)	(38,960,833)
Net increase (decrease) in net assets resulting from operations	(14,538,208)	(12,937,946)
Distributions to shareholders from net investment income	(3,429,631)	(1,881,167)
Distributions to shareholders from net realized gain	(15,771,090)	(20,008,529)
Total distributions	(19,200,721)	(21,889,696)
Share transactions - net increase (decrease)	47,082,496	80,064,090
Total increase (decrease) in net assets	13,343,567	45,236,448

Net Assets
Beginning of period	292,679,040	247,442,592
End of period (including undistributed net investment income of $776,465 and undistributed net investment income of $282,432, respectively)	$ 306,022,607	$ 292,679,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 20.34	$ 18.23	$ 13.22	$ 11.33
Income from Investment Operations
Net investment income (loss) C	.30	.18	.29	.31	.27
Net realized and unrealized gain (loss)	(1.24)	(.17)	2.85	5.52	2.03
Total from investment operations	(.94)	.01	3.14	5.83	2.30
Distributions from net investment income	(.26)	(.18)	(.23)	(.29)	(.30)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.34) G	(1.68)	(1.03)	(.82)	(.41)
Net asset value, end of period	$ 16.39	$ 18.67	$ 20.34	$ 18.23	$ 13.22
Total Return A, B	(5.66)%	(.65)%	18.32%	45.48%	20.59%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.25%	1.29%	1.31%	1.54%
Expenses net of fee waivers, if any	1.22%	1.25%	1.25%	1.28%	1.54%
Expenses net of all reductions	1.21%	1.25%	1.24%	1.25%	1.52%
Net investment income (loss)	1.71%	.81%	1.59%	1.98%	2.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,442	$ 117,831	$ 85,000	$ 53,097	$ 22,273
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.341 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 20.31	$ 18.23	$ 13.21	$ 11.32
Income from Investment Operations
Net investment income (loss) C	.26	.12	.24	.26	.23
Net realized and unrealized gain (loss)	(1.24)	(.16)	2.84	5.53	2.02
Total from investment operations	(.98)	(.04)	3.08	5.79	2.25
Distributions from net investment income	(.17)	(.13)	(.20)	(.24)	(.25)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.26) G	(1.63)	(1.00)	(.77)	(.36)
Net asset value, end of period	$ 16.40	$ 18.64	$ 20.31	$ 18.23	$ 13.21
Total Return A, B	(5.88)%	(.89)%	17.98%	45.12%	20.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.50%	1.55%	1.61%	1.86%
Expenses net of fee waivers, if any	1.47%	1.50%	1.50%	1.57%	1.85%
Expenses net of all reductions	1.47%	1.49%	1.49%	1.54%	1.83%
Net investment income (loss)	1.45%	.57%	1.34%	1.70%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,938	$ 100,621	$ 91,224	$ 66,303	$ 26,037
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.258 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.51	$ 20.19	$ 18.16	$ 13.18	$ 11.29
Income from Investment Operations
Net investment income (loss) C	.17	.01	.15	.18	.16
Net realized and unrealized gain (loss)	(1.23)	(.16)	2.83	5.50	2.04
Total from investment operations	(1.06)	(.15)	2.98	5.68	2.20
Distributions from net investment income	(.10)	(.05)	(.15)	(.17)	(.20)
Distributions from net realized gain	(1.09)	(1.48)	(.80)	(.53)	(.11)
Total distributions	(1.19) G	(1.53)	(.95)	(.70)	(.31)
Net asset value, end of period	$ 16.26	$ 18.51	$ 20.19	$ 18.16	$ 13.18
Total Return A, B	(6.37)%	(1.45)%	17.42%	44.31%	19.67%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	2.02%	2.05%	2.10%	2.33%
Expenses net of fee waivers, if any	1.96%	2.00%	2.00%	2.07%	2.33%
Expenses net of all reductions	1.96%	2.00%	1.98%	2.03%	2.31%
Net investment income (loss)	.96%	.07%	.84%	1.20%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,879	$ 25,114	$ 27,397	$ 26,349	$ 12,910
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.187 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.51	$ 20.21	$ 18.17	$ 13.18	$ 11.29
Income from Investment Operations
Net investment income (loss) C	.17	.01	.15	.19	.17
Net realized and unrealized gain (loss)	(1.23)	(.16)	2.84	5.50	2.03
Total from investment operations	(1.06)	(.15)	2.99	5.69	2.20
Distributions from net investment income	(.11)	(.05)	(.15)	(.17)	(.20)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.19) G	(1.55)	(.95)	(.70)	(.31)
Net asset value, end of period	$ 16.26	$ 18.51	$ 20.21	$ 18.17	$ 13.18
Total Return A, B	(6.35)%	(1.45)%	17.46%	44.38%	19.67%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	2.01%	2.05%	2.09%	2.29%
Expenses net of fee waivers, if any	1.96%	2.00%	2.00%	2.05%	2.29%
Expenses net of all reductions	1.96%	2.00%	1.98%	2.02%	2.27%
Net investment income (loss)	.96%	.06%	.84%	1.22%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,984	$ 36,854	$ 36,669	$ 29,410	$ 13,671
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.191 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 20.47	$ 18.33	$ 13.28	$ 11.35
Income from Investment Operations
Net investment income (loss) B	.34	.24	.35	.36	.32
Net realized and unrealized gain (loss)	(1.23)	(.17)	2.85	5.56	2.04
Total from investment operations	(.89)	.07	3.20	5.92	2.36
Distributions from net investment income	(.35)	(.24)	(.26)	(.34)	(.32)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.44) F	(1.74)	(1.06)	(.87)	(.43)
Net asset value, end of period	$ 16.47	$ 18.80	$ 20.47	$ 18.33	$ 13.28
Total Return A	(5.39)%	(.37)%	18.61%	46.05%	21.11%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	.98%	.94%	.91%	1.12%
Expenses net of fee waivers, if any	.95%	.98%	.94%	.91%	1.12%
Expenses net of all reductions	.95%	.97%	.92%	.88%	1.10%
Net investment income (loss)	1.97%	1.09%	1.90%	2.35%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,780	$ 12,259	$ 7,152	$ 4,162	$ 2,478
Portfolio turnover rate D	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.437 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 34,899,718
Unrealized depreciation	(34,579,320)
Net unrealized appreciation (depreciation)	$ 320,398
Undistributed ordinary income	776,465
Undistributed long-term capital gain	601,158

Cost for federal income tax purposes	$ 371,735,591

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 3,429,631	$ 6,191,707
Long-term Capital Gains	15,771,090	15,697,989
Total	$ 19,200,721	$ 21,889,696

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $283,835,526 and $248,034,854, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 266,753	$ 31,991
Class T	.25%	.25%	431,286	-
Class B	.75%	.25%	195,547	146,814
Class C	.75%	.25%	283,422	53,191
			$ 1,177,008	$ 231,996

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 57,022
Class T	12,428
Class B*	54,578
Class C*	12,730
$ 136,758

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 319,374.30
Class T	266,534.31
Class B	58,734.30
Class C	85,080.30
Institutional Class	144,843.28
	$ 874,565

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,712 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $724 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $188,526.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,900 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,415.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 3,081
Institutional Class	287
$ 3,368

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $8,019, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2008	2007
From net investment income
Class A	$ 1,522,432	$ 910,999
Class T	826,361	671,347
Class B	112,289	73,434
Class C	169,086	121,385
Institutional Class	799,463	104,002
Total	$ 3,429,631	$ 1,881,167
From net realized gain
Class A	$ 6,384,487	$ 7,016,390
Class T	5,512,568	7,245,930
Class B	1,322,405	2,110,416
Class C	1,826,579	3,021,230
Institutional Class	725,051	614,563
Total	$ 15,771,090	$ 20,008,529

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2008	2007	2008	2007
Class A
Shares sold	3,084,736	4,162,272	$ 53,959,357	$ 91,668,160
Reinvestment of distributions	414,796	360,748	7,549,476	7,512,896
Shares redeemed	(3,133,970)	(2,390,088)	(55,521,726)	(51,262,823)
Net increase (decrease)	365,562	2,132,932	$ 5,987,107	$ 47,918,233
Class T
Shares sold	1,683,774	3,133,447	$ 29,339,323	$ 69,066,846
Reinvestment of distributions	335,605	366,028	6,128,515	7,615,273
Shares redeemed	(2,420,642)	(2,592,591)	(42,866,254)	(55,812,105)
Net increase (decrease)	(401,263)	906,884	$ (7,398,416)	$ 20,870,014
Class B
Shares sold	196,548	522,263	$ 3,413,355	$ 11,374,401
Reinvestment of distributions	70,595	95,389	1,284,671	1,975,227
Shares redeemed	(586,018)	(618,201)	(10,346,901)	(13,210,441)
Net increase (decrease)	(318,875)	(549)	$ (5,648,875)	$ 139,187

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2008	2007	2008	2007
Class C
Shares sold	442,357	1,257,900	$ 7,808,076	$ 27,435,286
Reinvestment of distributions	97,814	135,205	1,779,201	2,802,482
Shares redeemed	(994,473)	(1,217,050)	(17,624,265)	(25,938,064)
Net increase (decrease)	(454,302)	176,055	$ (8,036,988)	$ 4,299,704
Institutional Class
Shares sold	6,261,402	643,980	$ 103,513,317	$ 14,342,713
Reinvestment of distributions	48,936	30,501	883,388	638,492
Shares redeemed	(2,542,604)	(371,732)	(42,217,037)	(8,144,253)
Net increase (decrease)	3,767,734	302,749	$ 62,179,668	$ 6,836,952

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of
Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Advisor Real Estate. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Advisor Real Estate. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Advisor Real Estate. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Advisor Real Estate. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Advisor Real Estate. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Advisor Real Estate. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-
present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Advisor Real Estate. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Real Estate. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/08/08	09/05/08	$0.071	$0.03
Class T	09/08/08	09/05/08	$0.061	$0.03
Class B	09/08/08	09/05/08	$0.041	$0.03
Class C	09/08/08	09/05/08	$0.040	$0.03

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $992,339, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders:

	Class A	Class T	Class B	Class C
March 2008	7%	11%	60%	60%
June 2008	7%	9%	18%	16%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class B	Class C
September 2007	1%	14%	-%	-%
December 2007 (Ex-Date 12/21/07)	5%	7%	14%	13%
December 2007 (Ex-Date 12/28/07)	6%	6%	6%	6%
March 2008	10%	15%	80%	80%
June 2008	10%	13%	25%	22%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,843,094,379.23	96.319
Withheld	70,445,651.74	3.681
TOTAL	1,913,540,030.97	100.000
Dennis J. Dirks
Affirmative	1,844,705,271.13	96.403
Withheld	68,834,759.84	3.597
TOTAL	1,913,540,030.97	100.000
Edward C. Johnson 3d
Affirmative	1,841,350,074.57	96.227
Withheld	72,189,956.40	3.773
TOTAL	1,913,540,030.97	100.000
Alan J. Lacy
Affirmative	1,843,985,654.20	96.365
Withheld	69,554,376.77	3.635
TOTAL	1,913,540,030.97	100.000
Ned C. Lautenbach
Affirmative	1,844,982,064.29	96.417
Withheld	68,557,966.68	3.583
TOTAL	1,913,540,030.97	100.000
Joseph Mauriello
Affirmative	1,843,252,653.53	96.327
Withheld	70,287,377.44	3.673
TOTAL	1,913,540,030.97	100.000
Cornelia M. Small
Affirmative	1,845,097,505.44	96.423
Withheld	68,442,525.53	3.577
TOTAL	1,913,540,030.97	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	1,840,012,418.12	96.158
Withheld	73,527,612.85	3.842
TOTAL	1,913,540,030.97	100.000
David M. Thomas
Affirmative	1,845,597,797.69	96.449
Withheld	67,942,233.28	3.551
TOTAL	1,913,540,030.97	100.000
Michael E. Wiley
Affirmative	1,845,590,500.21	96.449
Withheld	67,949,530.76	3.551
TOTAL	1,913,540,030.97	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	1,059,631,083.78	55.375
Against	187,649,461.13	9.807
Abstain	74,155,654.32	3.875
Broker Non-Votes	592,103,831.74	30.943
TOTAL	1,913,540,030.97	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-
advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Real Estate Fund

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

ARE-UANN-0908
1.789707.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor
Real Estate
Fund - Institutional Class

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Distributions	42
Proxy Voting Results	43
Board Approval of Investment Advisory Contracts and Management Fees	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-5.39%	14.61%	15.03%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%. Real estate investment trusts (REITs) also declined during the period, with the Dow Jones Wilshire Real Estate Securities IndexSM returning -5.54%.

For the year ending July 31, 2008, the fund's Class A, Class T, Class B and Class C shares fell 5.66%, 5.88%, 6.37% and 6.35%, respectively (excluding sales charges), slightly behind the Dow Jones Wilshire Real Estate Securities Index. The fund outperformed the broad stock market, as measured by the S&P 500, in part because REITs already saw big declines in 2007 and investors' growing economic worries have depressed the S&P 500. Versus the Dow Jones Wilshire index, the fund's biggest individual detractor during the year was General Growth Properties, which owns, develops and manages shopping malls. Hotel companies such as LaSalle Hotel Properties and out-of-index-stock Starwood Hotels & Resorts Worldwide lagged as well, hurt by worries about the slowing economy. On the positive side, Home Properties, an apartment REIT focused on the northeastern United States, benefited from increased demand for rental housing. Another plus was self-storage company Public Storage, whose shares rose along with its earnings estimates. Further contributing was Highwoods Properties, a suburban office and industrial REIT.

For the year ending July 31, 2008, the fund's Institutional Class shares fell 5.39%, modestly beating the Dow Jones Wilshire Real Estate Securities Index. The fund outperformed the broad stock market, as measured by the S&P 500, in part because REITs already saw big declines in 2007 and investors' growing economic worries have depressed the S&P 500. Versus the Dow Jones Wilshire index, the fund's biggest individual detractor during the year was General Growth Properties, which owns, develops and manages shopping malls. Hotel companies such as LaSalle Hotel Properties and out-of-index-stock Starwood Hotels & Resorts Worldwide lagged as well, hurt by worries about the slowing economy. On the positive side, Home Properties, an apartment REIT focused on the northeastern United States, benefited from increased demand for rental housing. Another plus was self-storage company Public Storage, whose shares rose along with its earnings estimates. Further contributing was Highwoods Properties, a suburban office and industrial REIT.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During Period* February 1, 2008 to July 31, 2008
Class A
Actual	$ 1,000.00	$ 992.00	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,018.80	$ 6.12
Class T
Actual	$ 1,000.00	$ 990.90	$ 7.33
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.42
Class B
Actual	$ 1,000.00	$ 988.70	$ 9.79
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Class C
Actual	$ 1,000.00	$ 988.80	$ 9.79
HypotheticalA	$ 1,000.00	$ 1,015.02	$ 9.92
Institutional Class
Actual	$ 1,000.00	$ 993.80	$ 4.66
HypotheticalA	$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.22%
Class T	1.48%
Class B	1.98%
Class C	1.98%
Institutional Class	.94%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.3	8.4
ProLogis Trust	6.5	7.4
Public Storage	6.4	6.6
General Growth Properties, Inc.	4.9	5.7
Vornado Realty Trust	4.9	4.3
SL Green Realty Corp.	4.3	3.0
Highwoods Properties, Inc. (SBI)	4.3	3.6
Boston Properties, Inc.	3.4	3.9
Home Properties, Inc.	3.4	3.8
Apartment Investment & Management Co. Class A	3.1	3.4
	48.5
Top Five REIT Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	19.0	14.9
REITs - Office Buildings	18.9	17.8
REITs - Industrial Buildings	15.2	15.5
REITs - Malls	12.4	15.1
REITs - Shopping Centers	11.9	12.2
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 97.2%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	2.8%	** Foreign investments	3.5%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.0%
Health Care Facilities - 1.0%
Brookdale Senior Living, Inc.	8,200	$ 125,132
Emeritus Corp. (a)(d)	168,191	2,834,018
TOTAL HEALTH CARE FACILITIES		2,959,150
HOTELS, RESTAURANTS & LEISURE - 2.6%
Hotels, Resorts & Cruise Lines - 2.6%
Gaylord Entertainment Co. (a)(d)	113,400	3,406,536
Starwood Hotels & Resorts Worldwide, Inc.	134,100	4,598,289
TOTAL HOTELS, RESORTS & CRUISE LINES		8,004,825
HOUSEHOLD DURABLES - 0.5%
Homebuilding - 0.5%
Centex Corp.	31,100	456,548
Pulte Homes, Inc.	80,700	985,347
TOTAL HOMEBUILDING		1,441,895
REAL ESTATE INVESTMENT TRUSTS - 89.6%
REITs - Apartments - 19.0%
American Campus Communities, Inc.	251,400	7,360,992
Apartment Investment & Management Co. Class A (d)	281,761	9,627,773
AvalonBay Communities, Inc.	45,400	4,526,834
BRE Properties, Inc. (d)	100,100	4,892,888
Camden Property Trust (SBI)	105,000	5,163,900
Equity Residential (SBI)	183,300	7,913,061
Essex Property Trust, Inc.	17,600	2,135,760
Home Properties, Inc. (d)	188,100	10,349,262
Pennsylvania Real Estate Investment Trust (SBI)	166,800	3,072,456
UDR, Inc. (d)	121,100	3,092,894
TOTAL REITS - APARTMENTS		58,135,820
REITs - Factory Outlets - 0.9%
Tanger Factory Outlet Centers, Inc. (d)	74,300	2,774,362
REITs - Health Care Facilities - 6.9%
HCP, Inc. (d)	189,900	6,849,693
Healthcare Realty Trust, Inc.	279,509	8,108,556
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Health Care Facilities - continued
Medical Properties Trust, Inc. (d)	49,000	$ 543,410
Ventas, Inc.	126,300	5,665,818
TOTAL REITS - HEALTH CARE FACILITIES		21,167,477
REITs - Hotels - 2.8%
Host Hotels & Resorts, Inc. (d)	177,794	2,330,879
LaSalle Hotel Properties (SBI) (d)	269,000	6,108,990
TOTAL REITS - HOTELS		8,439,869
REITs - Industrial Buildings - 15.2%
DCT Industrial Trust, Inc.	467,849	3,962,681
Liberty Property Trust (SBI)	15,700	571,480
ProLogis Trust	406,523	19,870,844
Public Storage	238,718	19,548,617
U-Store-It Trust	229,800	2,677,170
TOTAL REITS - INDUSTRIAL BUILDINGS		46,630,792
REITs - Malls - 12.4%
General Growth Properties, Inc.	550,199	15,080,955
Simon Property Group, Inc.	240,650	22,291,409
Taubman Centers, Inc. (d)	12,100	580,800
TOTAL REITS - MALLS		37,953,164
REITs - Management/Investment - 1.6%
Digital Realty Trust, Inc. (d)	117,100	5,024,761
REITs - Office Buildings - 18.9%
Alexandria Real Estate Equities, Inc.	78,400	8,095,584
Boston Properties, Inc. (d)	108,300	10,417,377
Corporate Office Properties Trust (SBI)	200,200	7,783,776
Highwoods Properties, Inc. (SBI)	356,000	12,994,000
Kilroy Realty Corp.	107,000	4,901,670
Parkway Properties, Inc.	18,600	656,394
SL Green Realty Corp. (d)	157,000	13,084,380
TOTAL REITS - OFFICE BUILDINGS		57,933,181
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - 11.9%
Cedar Shopping Centers, Inc.	155,900	$ 1,989,284
Developers Diversified Realty Corp. (d)	280,150	8,953,594
Inland Real Estate Corp.	398,506	5,957,665
Kimco Realty Corp.	123,390	4,354,433
Vornado Realty Trust (d)	157,750	14,997,293
TOTAL REITS - SHOPPING CENTERS		36,252,269
TOTAL REAL ESTATE INVESTMENT TRUSTS		274,311,695
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.5%
Real Estate Management & Development - 3.5%
Brookfield Properties Corp.	400,700	7,565,217
CB Richard Ellis Group, Inc. Class A (a)(d)	116,200	1,632,610
Jones Lang LaSalle, Inc.	11,100	528,804
Meruelo Maddux Properties, Inc. (a)	60,900	117,537
Norwegian Property ASA (d)	230,350	939,315
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		10,783,483
TOTAL COMMON STOCKS (Cost $293,622,995)		297,501,048
Money Market Funds - 24.4%

Fidelity Cash Central Fund, 2.35% (b)	6,200,441	6,200,441
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	68,354,500	68,354,500
TOTAL MONEY MARKET FUNDS (Cost $74,554,941)		74,554,941
TOTAL INVESTMENT PORTFOLIO - 121.6% (Cost $368,177,936)		372,055,989
NET OTHER ASSETS - (21.6)%		(66,033,382)
NET ASSETS - 100%		$ 306,022,607
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 232,883
Fidelity Securities Lending Cash Central Fund	188,526
Total	$ 421,409
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $3,400,782 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $66,512,284) - See accompanying schedule: Unaffiliated issuers (cost $293,622,995)	$ 297,501,048
Fidelity Central Funds (cost $74,554,941)	74,554,941
Total Investments (cost $368,177,936)		$ 372,055,989
Foreign currency held at value (cost $26)		26
Receivable for investments sold		4,239,265
Receivable for fund shares sold		383,622
Dividends receivable		949,514
Distributions receivable from Fidelity Central Funds		31,189
Prepaid expenses		326
Other receivables		4,724
Total assets		377,664,655

Liabilities
Payable for investments purchased	$ 1,923,514
Payable for fund shares redeemed	1,002,579
Accrued management fee	140,510
Distribution fees payable	89,590
Other affiliated payables	90,307
Other payables and accrued expenses	41,048
Collateral on securities loaned, at value	68,354,500
Total liabilities		71,642,048

Net Assets		$ 306,022,607
Net Assets consist of:
Paid in capital		$ 307,719,515
Undistributed net investment income		776,465
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,351,426)
Net unrealized appreciation (depreciation) on investments		3,878,053
Net Assets		$ 306,022,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($109,441,816 ÷ 6,676,943 shares)	$ 16.39

Maximum offering price per share (100/94.25 of $16.39)	$ 17.39
Class T: Net Asset Value and redemption price per share ($81,937,948 ÷ 4,996,207 shares)	$ 16.40

Maximum offering price per share (100/96.50 of $16.40)	$ 16.99
Class B: Net Asset Value and offering price per share ($16,878,814 ÷ 1,037,782 shares)A	$ 16.26

Class C: Net Asset Value and offering price per share ($24,984,179 ÷ 1,536,493 shares)A	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($72,779,850 ÷ 4,419,804 shares)	$ 16.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008
Investment Income
Dividends		$ 8,135,318
Interest		1,243
Income from Fidelity Central Funds		421,409
Total income		8,557,970

Expenses
Management fee	$ 1,628,756
Transfer agent fees	874,565
Distribution fees	1,177,008
Accounting and security lending fees	123,019
Custodian fees and expenses	26,940
Independent trustees' compensation	1,247
Registration fees	72,141
Audit	47,679
Legal	1,460
Miscellaneous	54,264
Total expenses before reductions	4,007,079
Expense reductions	(6,683)	4,000,396
Net investment income (loss)		4,557,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,633,803)
Foreign currency transactions	(4,915)
Total net realized gain (loss)		(4,638,718)
Change in net unrealized appreciation (depreciation) on: Investment securities	(14,457,116)
Assets and liabilities in foreign currencies	52
Total change in net unrealized appreciation (depreciation)		(14,457,064)
Net gain (loss)		(19,095,782)
Net increase (decrease) in net assets resulting from operations		$ (14,538,208)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,557,574	$ 1,890,445
Net realized gain (loss)	(4,638,718)	24,132,442
Change in net unrealized appreciation (depreciation)	(14,457,064)	(38,960,833)
Net increase (decrease) in net assets resulting from operations	(14,538,208)	(12,937,946)
Distributions to shareholders from net investment income	(3,429,631)	(1,881,167)
Distributions to shareholders from net realized gain	(15,771,090)	(20,008,529)
Total distributions	(19,200,721)	(21,889,696)
Share transactions - net increase (decrease)	47,082,496	80,064,090
Total increase (decrease) in net assets	13,343,567	45,236,448

Net Assets
Beginning of period	292,679,040	247,442,592
End of period (including undistributed net investment income of $776,465 and undistributed net investment income of $282,432, respectively)	$ 306,022,607	$ 292,679,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 20.34	$ 18.23	$ 13.22	$ 11.33
Income from Investment Operations
Net investment income (loss) C	.30	.18	.29	.31	.27
Net realized and unrealized gain (loss)	(1.24)	(.17)	2.85	5.52	2.03
Total from investment operations	(.94)	.01	3.14	5.83	2.30
Distributions from net investment income	(.26)	(.18)	(.23)	(.29)	(.30)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.34) G	(1.68)	(1.03)	(.82)	(.41)
Net asset value, end of period	$ 16.39	$ 18.67	$ 20.34	$ 18.23	$ 13.22
Total Return A, B	(5.66)%	(.65)%	18.32%	45.48%	20.59%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.25%	1.29%	1.31%	1.54%
Expenses net of fee waivers, if any	1.22%	1.25%	1.25%	1.28%	1.54%
Expenses net of all reductions	1.21%	1.25%	1.24%	1.25%	1.52%
Net investment income (loss)	1.71%	.81%	1.59%	1.98%	2.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,442	$ 117,831	$ 85,000	$ 53,097	$ 22,273
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.341 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 20.31	$ 18.23	$ 13.21	$ 11.32
Income from Investment Operations
Net investment income (loss) C	.26	.12	.24	.26	.23
Net realized and unrealized gain (loss)	(1.24)	(.16)	2.84	5.53	2.02
Total from investment operations	(.98)	(.04)	3.08	5.79	2.25
Distributions from net investment income	(.17)	(.13)	(.20)	(.24)	(.25)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.26) G	(1.63)	(1.00)	(.77)	(.36)
Net asset value, end of period	$ 16.40	$ 18.64	$ 20.31	$ 18.23	$ 13.21
Total Return A, B	(5.88)%	(.89)%	17.98%	45.12%	20.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.50%	1.55%	1.61%	1.86%
Expenses net of fee waivers, if any	1.47%	1.50%	1.50%	1.57%	1.85%
Expenses net of all reductions	1.47%	1.49%	1.49%	1.54%	1.83%
Net investment income (loss)	1.45%	.57%	1.34%	1.70%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,938	$ 100,621	$ 91,224	$ 66,303	$ 26,037
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.258 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.51	$ 20.19	$ 18.16	$ 13.18	$ 11.29
Income from Investment Operations
Net investment income (loss) C	.17	.01	.15	.18	.16
Net realized and unrealized gain (loss)	(1.23)	(.16)	2.83	5.50	2.04
Total from investment operations	(1.06)	(.15)	2.98	5.68	2.20
Distributions from net investment income	(.10)	(.05)	(.15)	(.17)	(.20)
Distributions from net realized gain	(1.09)	(1.48)	(.80)	(.53)	(.11)
Total distributions	(1.19) G	(1.53)	(.95)	(.70)	(.31)
Net asset value, end of period	$ 16.26	$ 18.51	$ 20.19	$ 18.16	$ 13.18
Total Return A, B	(6.37)%	(1.45)%	17.42%	44.31%	19.67%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	2.02%	2.05%	2.10%	2.33%
Expenses net of fee waivers, if any	1.96%	2.00%	2.00%	2.07%	2.33%
Expenses net of all reductions	1.96%	2.00%	1.98%	2.03%	2.31%
Net investment income (loss)	.96%	.07%	.84%	1.20%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,879	$ 25,114	$ 27,397	$ 26,349	$ 12,910
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.187 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.51	$ 20.21	$ 18.17	$ 13.18	$ 11.29
Income from Investment Operations
Net investment income (loss) C	.17	.01	.15	.19	.17
Net realized and unrealized gain (loss)	(1.23)	(.16)	2.84	5.50	2.03
Total from investment operations	(1.06)	(.15)	2.99	5.69	2.20
Distributions from net investment income	(.11)	(.05)	(.15)	(.17)	(.20)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.19) G	(1.55)	(.95)	(.70)	(.31)
Net asset value, end of period	$ 16.26	$ 18.51	$ 20.21	$ 18.17	$ 13.18
Total Return A, B	(6.35)%	(1.45)%	17.46%	44.38%	19.67%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	2.01%	2.05%	2.09%	2.29%
Expenses net of fee waivers, if any	1.96%	2.00%	2.00%	2.05%	2.29%
Expenses net of all reductions	1.96%	2.00%	1.98%	2.02%	2.27%
Net investment income (loss)	.96%	.06%	.84%	1.22%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,984	$ 36,854	$ 36,669	$ 29,410	$ 13,671
Portfolio turnover rate E	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.191 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 20.47	$ 18.33	$ 13.28	$ 11.35
Income from Investment Operations
Net investment income (loss) B	.34	.24	.35	.36	.32
Net realized and unrealized gain (loss)	(1.23)	(.17)	2.85	5.56	2.04
Total from investment operations	(.89)	.07	3.20	5.92	2.36
Distributions from net investment income	(.35)	(.24)	(.26)	(.34)	(.32)
Distributions from net realized gain	(1.09)	(1.50)	(.80)	(.53)	(.11)
Total distributions	(1.44) F	(1.74)	(1.06)	(.87)	(.43)
Net asset value, end of period	$ 16.47	$ 18.80	$ 20.47	$ 18.33	$ 13.28
Total Return A	(5.39)%	(.37)%	18.61%	46.05%	21.11%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	.98%	.94%	.91%	1.12%
Expenses net of fee waivers, if any	.95%	.98%	.94%	.91%	1.12%
Expenses net of all reductions	.95%	.97%	.92%	.88%	1.10%
Net investment income (loss)	1.97%	1.09%	1.90%	2.35%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,780	$ 12,259	$ 7,152	$ 4,162	$ 2,478
Portfolio turnover rate D	86%	84%	65%	62%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.437 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 34,899,718
Unrealized depreciation	(34,579,320)
Net unrealized appreciation (depreciation)	$ 320,398
Undistributed ordinary income	776,465
Undistributed long-term capital gain	601,158

Cost for federal income tax purposes	$ 371,735,591

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 3,429,631	$ 6,191,707
Long-term Capital Gains	15,771,090	15,697,989
Total	$ 19,200,721	$ 21,889,696

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $283,835,526 and $248,034,854, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 266,753	$ 31,991
Class T	.25%	.25%	431,286	-
Class B	.75%	.25%	195,547	146,814
Class C	.75%	.25%	283,422	53,191
			$ 1,177,008	$ 231,996

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 57,022
Class T	12,428
Class B*	54,578
Class C*	12,730
$ 136,758

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 319,374.30
Class T	266,534.31
Class B	58,734.30
Class C	85,080.30
Institutional Class	144,843.28
	$ 874,565

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,712 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $724 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $188,526.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,900 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,415.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 3,081
Institutional Class	287
$ 3,368

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $8,019, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2008	2007
From net investment income
Class A	$ 1,522,432	$ 910,999
Class T	826,361	671,347
Class B	112,289	73,434
Class C	169,086	121,385
Institutional Class	799,463	104,002
Total	$ 3,429,631	$ 1,881,167
From net realized gain
Class A	$ 6,384,487	$ 7,016,390
Class T	5,512,568	7,245,930
Class B	1,322,405	2,110,416
Class C	1,826,579	3,021,230
Institutional Class	725,051	614,563
Total	$ 15,771,090	$ 20,008,529

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2008	2007	2008	2007
Class A
Shares sold	3,084,736	4,162,272	$ 53,959,357	$ 91,668,160
Reinvestment of distributions	414,796	360,748	7,549,476	7,512,896
Shares redeemed	(3,133,970)	(2,390,088)	(55,521,726)	(51,262,823)
Net increase (decrease)	365,562	2,132,932	$ 5,987,107	$ 47,918,233
Class T
Shares sold	1,683,774	3,133,447	$ 29,339,323	$ 69,066,846
Reinvestment of distributions	335,605	366,028	6,128,515	7,615,273
Shares redeemed	(2,420,642)	(2,592,591)	(42,866,254)	(55,812,105)
Net increase (decrease)	(401,263)	906,884	$ (7,398,416)	$ 20,870,014
Class B
Shares sold	196,548	522,263	$ 3,413,355	$ 11,374,401
Reinvestment of distributions	70,595	95,389	1,284,671	1,975,227
Shares redeemed	(586,018)	(618,201)	(10,346,901)	(13,210,441)
Net increase (decrease)	(318,875)	(549)	$ (5,648,875)	$ 139,187

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2008	2007	2008	2007
Class C
Shares sold	442,357	1,257,900	$ 7,808,076	$ 27,435,286
Reinvestment of distributions	97,814	135,205	1,779,201	2,802,482
Shares redeemed	(994,473)	(1,217,050)	(17,624,265)	(25,938,064)
Net increase (decrease)	(454,302)	176,055	$ (8,036,988)	$ 4,299,704
Institutional Class
Shares sold	6,261,402	643,980	$ 103,513,317	$ 14,342,713
Reinvestment of distributions	48,936	30,501	883,388	638,492
Shares redeemed	(2,542,604)	(371,732)	(42,217,037)	(8,144,253)
Net increase (decrease)	3,767,734	302,749	$ 62,179,668	$ 6,836,952

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of
Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of Advisor Real Estate. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Advisor Real Estate. Mr. Hogan also serves as Vice President of Sector Funds (2007-present) and Senior Vice President, Equity Research of FMR. Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Advisor Real Estate. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of Advisor Real Estate. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Advisor Real Estate. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Advisor Real Estate. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering Officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-
present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Advisor Real Estate. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-
present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Real Estate. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay on September 8, 2008, to shareholders of record at the opening of business on September 5, 2008, a distribution of $0.03 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.081 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $992,339, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 5% and 6% of the dividends distributed in March and June, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

September 2007	1%
December 2007 (Ex-Date 12/21/07)	4%
December 2007 (Ex-Date 12/28/07)	6%
March 2008	7%
June 2008	9%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 16, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,843,094,379.23	96.319
Withheld	70,445,651.74	3.681
TOTAL	1,913,540,030.97	100.000
Dennis J. Dirks
Affirmative	1,844,705,271.13	96.403
Withheld	68,834,759.84	3.597
TOTAL	1,913,540,030.97	100.000
Edward C. Johnson 3d
Affirmative	1,841,350,074.57	96.227
Withheld	72,189,956.40	3.773
TOTAL	1,913,540,030.97	100.000
Alan J. Lacy
Affirmative	1,843,985,654.20	96.365
Withheld	69,554,376.77	3.635
TOTAL	1,913,540,030.97	100.000
Ned C. Lautenbach
Affirmative	1,844,982,064.29	96.417
Withheld	68,557,966.68	3.583
TOTAL	1,913,540,030.97	100.000
Joseph Mauriello
Affirmative	1,843,252,653.53	96.327
Withheld	70,287,377.44	3.673
TOTAL	1,913,540,030.97	100.000
Cornelia M. Small
Affirmative	1,845,097,505.44	96.423
Withheld	68,442,525.53	3.577
TOTAL	1,913,540,030.97	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	1,840,012,418.12	96.158
Withheld	73,527,612.85	3.842
TOTAL	1,913,540,030.97	100.000
David M. Thomas
Affirmative	1,845,597,797.69	96.449
Withheld	67,942,233.28	3.551
TOTAL	1,913,540,030.97	100.000
Michael E. Wiley
Affirmative	1,845,590,500.21	96.449
Withheld	67,949,530.76	3.551
TOTAL	1,913,540,030.97	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series VII to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	1,059,631,083.78	55.375
Against	187,649,461.13	9.807
Abstain	74,155,654.32	3.875
Broker Non-Votes	592,103,831.74	30.943
TOTAL	1,913,540,030.97	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-
advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Real Estate Fund

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

AREI-UANN-0908
1.789708.105

Item 2. Code of Ethics

As of the end of the period, July 31, 2008, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Advisor Biotechnology Fund	$34,000	$38,000
Fidelity Advisor Communications Equipment Fund	$35,000	$38,000
Fidelity Advisor Consumer Discretionary Fund	$34,000	$36,000
Fidelity Advisor Electronics Fund	$34,000	$38,000
Fidelity Advisor Energy Fund	$37,000	$40,000
Fidelity Advisor Financial Services Fund	$36,000	$39,000
Fidelity Advisor Health Care Fund	$36,000	$40,000
Fidelity Advisor Industrials Fund	$35,000	$37,000
Fidelity Advisor Real Estate Fund	$37,000	$62,000
Fidelity Advisor Technology Fund	$37,000	$40,000
Fidelity Advisor Utilities Fund	$34,000	$37,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,800,000	$7,100,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Communications Equipment Fund	$0	$0
Fidelity Advisor Consumer Discretionary Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Energy Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Industrials Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
Deloitte Entities	$410,000	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2008A	2007A
Fidelity Advisor Biotechnology Fund	$4,500	$4,200
Fidelity Advisor Communications Equipment Fund	$4,500	$4,200
Fidelity Advisor Consumer Discretionary Fund	$5,600	$5,200
Fidelity Advisor Electronics Fund	$4,500	$4,200
Fidelity Advisor Energy Fund	$5,600	$5,200
Fidelity Advisor Financial Services Fund	$5,600	$5,200
Fidelity Advisor Health Care Fund	$5,600	$5,200
Fidelity Advisor Industrials Fund	$5,600	$5,200
Fidelity Advisor Real Estate Fund	$5,600	$5,200
Fidelity Advisor Technology Fund	$5,600	$5,200
Fidelity Advisor Utilities Fund	$5,600	$5,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2008A	2007A
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Communications Equipment Fund	$0	$0
Fidelity Advisor Consumer Discretionary Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Energy Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Industrials Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A,B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate fees billed by Deloitte Entities of $1,130,000A and $610,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A,B
Covered Services	$470,000	$55,000
Non-Covered Services	$660,000	$555,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 29, 2008
By:	/s/Jeffrey Christian
Jeffrey Christian
Chief Financial Officer

Date:	September 29, 2008